                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              AMENDMENT NO. 2 TO SCHEDULE 14C INFORMATION STATEMENT

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                           Check the appropriate box:

                      |X| PRELIMINARY INFORMATION STATEMENT

     |_| Confidential, for Use of the Commission Only (as permitted by Rule
                                  14c-5(d)(2))

                      |_| DEFINITIVE INFORMATION STATEMENT

                          TECHNOLGY VISIONS GROUP, INC.
                          -----------------------------

                (Name of Registrant as Specified in its Charter)

                PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)

                              |_| No fee required.

    | | Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1)   Title of each class of securities to which transaction applies:
              Common Stock, $0.001 par value per share.

         2)   Aggregate number of securities to which transaction applies:
              147,746,648 shares of Common Stock. The number is adjusted to reflect the 12-for-1 reverse stock split which will be effective as of the effective time of the merger and the issuance of the merger shares.

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              $1.86. The price is adjusted to reflect the 12-for-1 reverse stock split which will be effective as of the effective time of the merger and the issuance of the merger shares.

         4) Proposed maximum aggregate value of transaction: $186,160,776. The value of the transaction is adjusted to reflect the 12-for-1 reverse stock split which will be effective as of the effective time of the merger and the issuance of the merger shares.

         5)   Total fee paid: $21,911.12

             |X|  Fee paid previously with preliminary materials.

             |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:

                  2) Form, Schedule or Registration Statement No.:

                  3) Filing Party:

                  4) Date Filed:


                                                     CALCULATION OF FILING FEE

                                                                AGGREGATE       PRICE PER
                                                                NUMBER OF       SHARE OF
                                                               SECURITIES      SECURITIES TO
                                                                TO WHICH          WHICH           AGGREGATE
                                                               TRANSACTION     TRANSACTION    PROPOSED VALUE OF     AMOUNT OF
     TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED          APPLIES       APPLIES (1)     TRANSACTION (2)     FILING FEE
================================================================================================================================
Common Stock                                                    147,746,648      $ 1.86         $186,160,776      $21,911.12
--------------------------------------------------------------------------------------------------------------------------------
      Total                                                     147,746,648      $ 1.86         $186,160,776      $21,911.12
================================================================================================================================
1.       Estimated solely for the purpose of calculating the filing fee pursuant to Exchange Act Rule 0-11 as of the close of the market on December 29,
         2004, based upon the average of the high and low sale prices for that date, which was $.105. The price has been adjusted to reflect the
         12-for-1 reverse stock split which will be effective as of the effective time of the merger and the issuance of the common shares.
2.       Estimated solely for the purpose of calculating the registration fee pursuant to Exchange Act Rule 0-11. The price has been adjusted to reflect the 12-for-1 reverse stock split which will be effective as of the effective time of the merger and the issuance of the common shares.
         See footnote 1 above.

                          TECHNOLGY VISIONS GROUP, INC.
                    910 WEST SAN MARCOS BOULEVARD, SUITE 102
                          SAN MARCOS, CALIFORNIA 92078

                                January ___, 2005

         To our stockholders:

         Enclosed please find an Information Statement providing information to you regarding certain corporate actions taken by the Board of Directors and the majority stockholders of Technology Visions Group, Inc. These actions include the following:

         o Approval of the merger of our Company with Sutura, Inc., a Delaware corporation, which will involve the issuance by us of approximately 147,746,648 shares of common stock of our Company to the stockholders of Sutura, Inc. and the reservation for issuance of approximately 75,697,950 shares of common stock of our Company to persons presently holding rights to convert debt or to exercise options or warrants for shares of common stock of Sutura, Inc.; and

         o Approval of amendments to our Certificate of Incorporation to effect a 12-for-1 reverse stock split and to increase the number of authorized shares of our common stock from 100,000,000 to 500,000,000.

         The majority stockholders and Board of Directors have also authorized our officers to fix the record date for the reverse stock split and to execute documents and take other action as is necessary to effect the authorized actions.

         The written consent of the majority stockholders assures that the above actions will occur without your vote. Your vote is not required to approve any of these actions, and the enclosed Information Statement is not a request for your vote or a proxy statement. This Information Statement is being provided only to inform you of the actions that have been taken.

                                             Very truly yours,

                                             Technology Visions Group, Inc.

                                             By:/S/ James B. Lahey
                                                ------------------
                                             President and Chairman of the Board

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.
                                     ---

                              INFORMATION STATEMENT
                                       OF
                          TECHNOLGY VISIONS GROUP, INC.
                    910 WEST SAN MARCOS BOULEVARD, SUITE 102
                          SAN MARCOS, CALIFORNIA 92078

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.
                                  ---

         This Information Statement is first being furnished on or about January___, 2005 to the holders of record as of the close of business on December 29, 2004 (the "Record Date") of the common stock and preferred stock of Technology Visions Group, Inc. (referred to in this Information Statement as "we", "us", "our", the "Company" or "TVGR").

         On November 19, 2004 and December 20, 2004 our Board of Directors approved, and on December 29, 2004 the holders of a majority of our outstanding common stock consented in writing to, the actions described in this Information Statement. These actions are being taken in connection with a proposed merger of our Company with Sutura, Inc., a Delaware corporation ("Sutura"). Together, such approval and consent constitutes the approval and consent of the requisite number of shares of outstanding capital stock required under Delaware General Corporation Law and our Certificate of Incorporation and bylaws to approve the actions described in this Information Statement. Accordingly, the actions will not be submitted to our remaining stockholders for a vote. This Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

           The date of the Information Statement is January___, 2005.

         We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

         We will only deliver one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                         Technology Visions Group, Inc.
                                 Attn: President
                    910 West San Marcos Boulevard, Suite 102
                           San Marco, California 92078
                          Telephone No.: (760) 752-8654

         Stockholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting us at the address listed above.

                   NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED

         The actions described in this Information Statement were taken on November 19, 2004 and December 20, 2004 by the unanimous consent of our Board of Directors and on December 29, 2004 by the consent of the holders of a majority of our outstanding common stock. In addition, the Board of Directors and the majority stockholders authorized our officers to take ministerial actions necessary to effect the actions described in this Information Statement. A copy of the resolutions approved by the majority stockholders is attached to this Information Statement as Attachment 1.

                          SUMMARY TERM SHEET FOR MERGER

         All of the actions taken by the majority stockholders have been taken to permit or facilitate the merger of our Company with Sutura. The basic terms of the merger are described below. For a more complete description of the terms of the merger, see the information in the section captioned "Action 1--Approval of Merger--Terms of the Merger" below. ALL DESCRIPTIONS OF THE MERGER ARE QUALIFIED BY REFERENCE TO THE MERGER AGREEMENT ATTACHED TO THIS INFORMATION STATEMENT AS ATTACHMENT 2.

         Under the terms of the merger, Sutura will be merged with and into us, and we will be the surviving corporation. In connection with the merger:

         o        We will effect a twelve-for-1 reverse stock split;

         o Substantially all of our debt held by our officers will either be discharged or converted into no more than approximately 39,000,000 shares of our common stock immediately prior to the merger becoming effective (before taking into account the reverse stock split);

         o Each outstanding share of common stock of Sutura will be cancelled and converted into the right to receive approximately 20.0863 shares of common stock of TVGR, which will result in substantial dilution to the stockholders of TVGR so that they will own only approximately 5% of the outstanding common stock of TVGR in the aggregate;

         o Each outstanding option, warrant or right to purchase a share of common stock of Sutura will automatically be converted into an option, warrant or right to purchase approximately 20.0863 shares of common stock of TVGR;

         o All of the outstanding preferred stock of our company will be converted into shares of common stock of our company immediately prior to the merger;

         o The business conducted by TVGR prior to the Merger will continue to be conducted as a separate line of business and the business of Sutura will be conducted as the primary business of TVGR following the merger;

         o TVGR's name will be changed to "Sutura, Inc." upon consummation of the merger;

         o Members of the management of Sutura will become directors and officers of TVGR, together with two of our existing officers and one director; and

         o Current TVGR management will receive no additional consideration as a result of the merger.

         The agreement relating to the merger contains representations, warranties and conditions customary for transactions of this nature. In the event that any of the conditions to the merger are not satisfied, the merger may not be consummated. Neither TVGR nor Sutura can provide any assurances that the merger will ultimately be consummated.

             INFORMATION ABOUT THE VOTING RIGHTS OF OUR STOCKHOLDERS
              AND INFORMATION REGARDING THE CONSENTING STOCKHOLDERS

         As of the Record Date, we had 99,999,999 shares of common stock issued and outstanding and no shares of preferred stock issued or outstanding. Each share of common stock is entitled to one vote. Pursuant to our bylaws and the Delaware General Corporation Law, the approval of the actions described below requires the written consent of a majority of the shares entitled to vote on the action with respect to the amendments to our Certificate of Incorporation to effect the stock split and increase our authorized capital, and (ii) a majority of the shares entitled to vote on the action with respect to approving the merger. As a result, written consents representing at least 50,000,001 votes in favor of the merger are required to approve the merger and the amendments to our Certificate of Incorporation, as described in Actions 1 and 2 below. References to "we", "our", the "Company" or "us" refers to Technology Visions Group, Inc.

         The consenting holders are collectively entitled to cast 51,746,047 votes of our common stock representing 51.7% of the voting power of the Company. The consenting holders constitute a majority of the outstanding common stock. The consenting stockholders consented to the actions described herein in a written consent dated December 29, 2004. The names of the consenting stockholders, their affiliations with us, and their beneficial holdings are as follows:

                               COMMON STOCK VOTES

--------------------------------- ----------------- --------------------- ----------------
                                                    SHARES BENEFICIALLY    PERCENTAGE OF
                                                        HELD BEFORE        CLASS BEFORE
              NAME                  AFFILIATION          MERGER(1)          MERGER (1)
--------------------------------- ----------------- --------------------- ----------------
James B. Lahey                       President,         13,380,452 (3)             13.3%
                                  Chairman of the
                                  Board, Director
--------------------------------- ----------------- --------------------- ----------------
James A. Giansiracusa             Chief Operating       13,653,307 (5)             13.6%
                                      Officer,
                                     Secretary,
                                      Director
--------------------------------- ----------------- --------------------- ----------------
Fusion Capital Partners , LLC           None                 6,605,354              6.6%
--------------------------------- ----------------- --------------------- ----------------
William N. Whelen                     Director                 650,000                 *
--------------------------------- ----------------- --------------------- ----------------
Steven V. Prewett                  Former Director             600,000                 *
--------------------------------- ----------------- --------------------- ----------------
R.P. Brittingham Family Limited
Partnership                             None             6,302,292 (2)              6.3%
--------------------------------- ----------------- --------------------- ----------------
O.G. Sansome                            None              5,134,143(6)              5.1%
--------------------------------- ----------------- --------------------- ----------------
Al Sehn                                 None                   500,000                 *
--------------------------------- ----------------- --------------------- ----------------
Richard Weed                          None (4)               1,350,000                1%
--------------------------------- ----------------- --------------------- ----------------
David Reese                             None                 3,707,399                3%
                                                             ---------
--------------------------------- ----------------- --------------------- ----------------
   Total                                                    51,746,047               52%
--------------------------------- ----------------- --------------------- ----------------

         1. Does not reflect the proposed reverse stock split of twelve-to-one that is a part of Action 2 and will be effective only upon the filing of the amendments to our Certificate of Incorporation.
         2. Includes 1,000,000 shares held by R.P. Brittingham Fam Limited and 5,302,292 shares held by the R.P. Brittingham Family Partnership, of which Ms. Ruth P. Brittingham serves as general partner and over which she exercises sole voting control and for which she claims beneficial ownership.
         3. Includes 13,380,452 shares held personally by Mr. Lahey. Does not include options to purchase 300,000 shares of TVGR Common Stock.
         4.       Mr. Weed is a member of Weed Co, TVGR's former legal counsel.
         5. Does not include options to purchase 300,000 shares of TVGR Common Stock.
         6. Includes 375,451 shares held personally by Mr. Sansone and 4,718,133 shares held in the Van and Colleen Family Trust, of which Mr. Sansone serves as Trustee and over which he exercises voting control and for which he claims beneficial ownership.

* Indicates less than one percent.

                          ACTION 1--APPROVAL OF MERGER

         TVGR's Board of Directors has approved the acquisition of Sutura through a merger directly with Sutura (the "Merger"). The merger provides that Sutura will be merged with and into our Company, and we will be the surviving Company in the merger. The holders of a majority of our outstanding common stock have approved the merger, which will involve the issuance of approximately 147,746,648 shares of common stock of our Company to the stockholders of Sutura, Inc. and the reservation for issuance of approximately 75,697,950 shares of common stock of our Company to persons presently holding rights to convert debt or to exercise options or warrants for shares of common stock of Sutura, Inc., as consideration in the merger.

                        BUSINESS OF THE COMBINED COMPANY

         Following the merger of TVGR and Sutura, the business of the combined company will consist of both TVGR's business operations and Sutura's business operations. See "About Technology Visions Group, Inc." and "About Sutura, Inc." for a more detailed description of each company's business. The combined company will operate TVGR's business as a separate line of business, and intends to continue efforts to commercialize TVGR's Polymer Encapsulation Technology and GMENT treatment and stabilization systems. TVGR's business will be conducted primarily at the company's current offices in San Marcos, California. Mr. James
A. Giansiracusa, TVGR's current Chief Operating Officer, and Mr. James B. Lahey, TVGR's current President and Chairman of the Board, will remain active in the business following the merger and will enter into new employment agreements that retain each as a Vice President of the combined company following the merger. Additionally, pursuant to the terms of the merger agreement, Mr. Giansiracusa will serve as a member of the board of directors of the combined company following the merger. Mr. Lahey and Mr. Giansiracusa following the merger will continue to focus on the business of TVGR and will work with Sutura's management with respect to the initiatives of the combined company.

         The combined company will also operate Sutura's medical device business, including the expanded launch of Sutura's Superstitch(R) products in the U.S. and Europe, which will be the primary business of the combined company. Sutura's medical device business will continue to be conducted from Sutura's offices in Fountain Valley, California. Mr. Anthony Nobles, Mr. Egbert Ratering and Dr. John Crew, each current directors of Sutura, will become members of the board of directors of the combined company following the merger. Additionally, upon consummation of the merger, Mr. Nobles will become the President and Chief Executive Officer of the combined company and Mr. Ratering will become the Chief Financial Officer and Executive Vice President of the combined company.

                            BACKGROUND OF THE MERGER

         Following preliminary discussions with representatives of Sutura, including meetings at Sutura's principal offices where we talked in detail about Sutura's operations, history, capital structure and business prospects and the possibility of discussing a combination of our companies, we presented an initial draft of a merger proposal to Sutura on October 16, 2004. In November we undertook a mutual due diligence exploration, and further discussed terms for a merger. We signed the definitive merger agreement on November 22, 2004. During the course of these meetings, and during the period of mid-September through the signing of the Merger Agreement, our board of directors periodically discussed the prospects of a merger with Sutura, as well as the prospects of continuing operations as a stand-alone business. We determined after each meeting of our directors to continue with our discussions with Sutura and ultimately determined to proceed to structure a combination of the two companies.

                           REASONS FOR THE MERGER-TVGR

         For the past several years, TVGR has sought unsuccessfully to raise capital necessary to fund its operations. TVGR's revenue growth has been substantially limited by its available funding and human resources.

         TVGR's Board of Directors has determined after significant evaluation and due diligence, that the terms of the proposed merger are fair and equitable, advisable and are in the best interest of TVGR and its shareholders.

         In proposing this merger, TVGR's Board of Directors has thoroughly discussed the merger agreement with its management as well as with its legal and financial advisors and considered a variety of factors impacting favorably toward a merger including those listed below.

         AVAILABILITY OF ALTERNATIVE SOURCES OF FUNDING. TVGR'S operations have been funded predominately by financing contributed by current management stockholders. We have had very limited success in attracting other sources of financing on terms acceptable to the Board of Directors. The TVGR board believes that the merger will provide increased opportunities for financing of its operations.

         EXPECTED BENEFITS OF THE MERGER. The combination of TVGR and Sutura will result in several strategic benefits. Together the combined company expects to be capable of providing the increased funding and human resources necessary to expand the presence of TVGR's products at new and existing environmental site locations in the United States. Sutura will also provide TVGR with an existing medical device business. See the section entitled "About Sutura, Inc." TVGR also anticipates that the transaction will result in certain synergistic opportunities resulting from, among other things, facility consolidations, sourcing opportunities and administrative efficiencies.

         In addition to the benefits described above, TVGR's Board of Directors also considered the following factors in the course of its deliberations:

         o The financial performance and condition, business operations and prospects of each of TVGR, Sutura and the combined company.

         o        TVGR's need for funding to support revenue growth.

         o The structure of the transaction and terms of the Merger Agreement. See the section entitled "The Merger Agreement".

         o The relative market capitalization of both TVGR and Sutura and the expected capital structure of the combined company after the merger.

         o Economic and intangible aspects of a merger for our company and its stockholders.

         o        Possible stock market reaction to the transaction.

         o The challenges inherent in the combination of two businesses and the possible diversion of management attention for an extended period of time.

         o The risk of not capturing all the anticipated synergies between TVGR and Sutura and the risk that other anticipated benefits might not be realized.

         o        TVGR's uneven historical revenue performance.

         o The lengthy approval process in the testing and evolution of TVGR's technologies for use at U.S Department of Energy (DOE) sites.

         o        The competitive nature of TVGR's marketplace.

         o        TVGR's limited knowledge of the medical device market.

         After consideration of these factors and others not mentioned above, TVGR's Board of Directors determined that the risks were significantly outweighed by the potential benefits of the merger.

         This discussion of the information and factors considered by TVGR's Board of Directors includes all of the material positive and negative factors considered by TVGR's Board of Directors, but it is not intended to be exhaustive and may not include all the factors considered. TVGR's Board of Directors did not quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination that the merger agreement and the merger are advisable and fair to and in the best interests of TVGR and its stockholders. Rather, TVGR's Board of Directors viewed its position and recommendation as being based on the totality of the information presented to and factors considered by it. In addition, individual members of TVGR's Board of Directors may have given differing weights to different factors in reaching its decisions.

         After careful consideration, the TVGR Board of Directors unanimously approved the Merger Agreement and the merger.

                          REASONS FOR THE MERGER-SUTURA

         Following careful evaluation and analysis of the TVGR merger proposal, Sutura's board of directors has determined that the terms of the merger are advisable and fair to and in the best interest of Sutura and its stockholders.

         In reaching its conclusion, Sutura's board of directors consulted with Sutura's management, as well as with its legal and financial advisors, and considered a variety of factors weighing favorably towards to merger, including the factors listed below.

         AVAILABILITY OF ALTERNATIVE SOURCES OF FUNDING. Sutura's operations have been funded by ongoing financing contributed by current stockholders, and it has had limited success attracting other sources of financing on terms acceptable to the board of directors. The Sutura board believes that the merger will simplify provide increased opportunities for financing of its operations, without the significant dilution to current stockholders that would be expected in connection with more conventional financing, if those were to become available in the future.

         EXPECTED BENEFITS OF THE MERGER. The combination of Sutura and TVGR will result in several strategic benefits. Together the combined company expects to be able to rapidly expand the presence of Sutura's products in the United States and European medical device markets. Sutura also anticipates that the transaction will result in certain synergistic opportunities resulting from, among other things, facility consolidations, sourcing opportunities and administrative efficiencies.

         In addition to the benefits described above, Sutura's board of directors also considered the following factors in the course of its deliberations:

         o The financial performance and condition, business operations and prospects of each of Sutura, TVGR and the combined company.

         o The structure of the transaction and terms of the merger agreement. See the section entitled "The Merger Agreement".

         o The relative market capitalization of Sutura and the expected capital structure of the combined company after the merger.

         o        Possible stock market reaction to the transaction.

         o The challenges inherent in the combination of two businesses and the possible diversion of management attention for an extended period of time.

         o The risk of not capturing all the anticipated synergies between Sutura and TVGR and the risk that other anticipated benefits might not be realized;

         o        TVGR's uneven historical revenue performance;

         o        The unpredictable nature of medical device sales;

         o        The competitive nature of Sutura's marketplace;

         After consideration of these factors, Sutura's board of directors determined that the risks were significantly outweighed by the potential benefits of the merger.

         This discussion of the information and factors considered by Sutura's board of directors includes all of the material positive and negative factors considered by Sutura's board of directors, but it is not intended to be exhaustive and may not include all the factors considered. Sutura's board of directors did not quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination that the merger agreement and the merger are advisable and fair to and in the best interests of Sutura and its stockholders. Rather, Sutura's board of directors viewed its position and recommendation as being based on the totality of the information presented to and factors considered by it. In addition, individual members of Sutura's board of directors may have given differing weights to different factors. It should he noted that this explanation of the reasoning of Sutura's board of directors and certain information presented in this section is forward-looking in nature and, therefore, that information should be read in light of the factors discussed in the section entitled "Cautionary Statement Regarding Forwarding-Looking Statements" in this Information Statement.

         Recommendation of the Board

         After careful consideration, the Sutura board of directors unanimously approved the merger agreement and the merger. For the factors considered by the Sutura board of directors in reaching its decision to approve the merger agreement and the merger, see the section entitled "Sutura's Reasons for the Merger."

         Form of Merger

         Subject to the terms and conditions of the merger agreement and in accordance with Delaware law, at the effective time of the merger, Sutura will be merged with and into TVGR and TVGR shall continue as the surviving corporation operating under the name of Sutura, Inc. Immediately following the merger, the original stockholders of TVGR shall hold in the aggregate five percent (5%) of the common stock of the surviving corporation, and the stockholders of Sutura shall hold in the aggregate ninety-five percent (95%) of the common stock of the surviving corporation.

         Effective Time of the Merger

         The merger will become effective upon the filing of the certificate of merger with the Secretary of State of the State of Delaware or at such later time as agreed upon by Sutura and TVGR and as specified in the certificate of merger. The filing of the articles of merger will occur as soon as practicable after satisfaction or waiver of the conditions to completion of the merger set forth in the merger agreement.

         Officers and Directors Following the Merger

         Upon completion of the merger, the directors and officers of the surviving corporation shall be as follows:

         Anthony A. Nobles - Chairman/ President/ CEO and a Director

         Egbert Ratering - Chief Financial Officer, Senior Vice President and a Director

         John Crew, M.D. - Director

         Robert Hill - Vice President Operations

         Ben Brosch - Vice President Engineering and Research and Development

         James A. Giansiracusa - Vice President and Director

         James B. Lahey - Vice President

         Consideration

         For a description of the consideration to be received in the merger, see the section entitled "The Merger Agreement - Merger Consideration".

         Certificate of Incorporation and Bylaws

         The certificate of incorporation of the surviving corporation will be amended and restated to change its name to Sutura, Inc. The bylaws of the surviving corporation shall be amended and restated to read exactly as the bylaws of Sutura read immediately prior to the merger.

         Tax-Free Reorganization

         The merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

         Dissenting Stockholders

         Under Delaware law, TVGR stockholders who oppose the merger agreement and the merger have certain appraisal rights. See the section entitled "Appraisal Rights".

                              THE MERGER AGREEMENT

         The following summarizes material provisions of the merger agreement that is attached as Attachment 2 to this Information Statement and is incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the merger agreement and not by this summary or any other information contained in this Information Statement. You are urged to read the merger agreement carefully and in its entirety as well as this Information Statement before making any decisions regarding the merger.

         General

         Pursuant to the merger agreement, the following will occur: (i) Sutura will be merged with and into TVGR, (ii) the separate existence of Sutura shall cease, and (iii) TVGR shall continue as the surviving corporation operating under the name of Sutura, Inc.

         Closing Matters

         CLOSING. The closing of the transactions contemplated by the Merger Agreement shall take place as soon as practicable after the satisfaction or waiver (subject to applicable law) of the conditions set forth in the merger agreement and described under the section of this Information Statement "Conditions to Completion of the Merger".

         COMPLETION OF THE MERGER. As soon as practicable after the satisfaction or waiver of the conditions to the merger, the merger will be effected by the filing of a certificate of merger with the Secretary of State of the State of Delaware, as provided under Chapter 92A of the Delaware Law and the filing of all other documents required under applicable state laws to cause a consummation of the merger. The merger will become effective upon the filing of the certificate of merger or at such later time as the parties agree and specify in the certificate of merger.

         Conversion of Shares

         Upon the effective time of the merger, the shares of Sutura's stock issued and outstanding immediately prior to the merger, will, by virtue of the merger and without any action on the part of TVGR, Sutura or any stockholder thereof, be cancelled or terminated and shall be converted into and exchanged for the right to receive the merger consideration, as calculated pursuant to the merger agreement and described in some detail in the section of this Information Statement entitled "Merger Consideration." Promptly following the effective time of the merger, the Sutura stockholders will surrender any certificates representing any shares of Sutura stock in exchange for payment of the merger consideration.

         Merger Consideration

         The number of shares of TVGR common stock into which each share of Sutura stock may be converted into and exchanged for shall be calculated pursuant to the following ratio:

                           A  =  (B/.05)/C WHERE,

         "A" means the number of shares of TVGR common stock to be received in exchange for each share of Sutura stock.

         "B" means that number of issued and outstanding shares of TVGR common stock as calculated immediately prior to the closing of the merger, on a fully diluted as converted basis, assuming conversion, exercise and/or exchange of all securities or other rights to acquire TVGR common stock.

         "C" means that number of issued and outstanding shares of Sutura stock as calculated immediately prior to the closing of the merger, on a fully diluted as converted basis, assuming conversion, exercise and/or exchange of all of Sutura's convertible securities or other rights to acquire Sutura stock, (but specifically excluding any assumption of conversion or exercise of any securities issued by Sutura in connection with the Whitebox loan transaction).

         DISSENTING STOCKHOLDERS

         Holders of TVGR common stock are entitled to exercise dissenter's rights under Delaware Law in connection with the merger. These rights are set forth in further detail under the section of this Information Statement entitled "Appraisal Rights". Shares held by any dissenting stockholder will be converted into the right to receive such consideration as may be determined to be due with respect to such shares pursuant to Section 262 of the Delaware Law, a copy of which is attached hereto as Attachment 5.

         FRACTIONAL SHARES

         No fractional shares of TVGR common stock will be issued in the merger and no certificates or script therefore, or other evidence of ownership therefore, will be issued as part of the merger consideration. Instead, TVGR shall round up fractional shares to the next whole number (after aggregating all merger consideration due to such stockholder).

         CONVERSION OF RIGHTS

         Any rights to purchase shares of Sutura common stock pursuant to stock options or stock appreciation rights outstanding as of the effective time of the merger and all other warrants or other rights to purchase shares of Sutura's stock will be converted into and become rights with respect to TVGR common stock. Furthermore, TVGR will assume any rights to purchase shares of Sutura stock described above in accordance with the terms of any stock option plan or other agreement or arrangement pertaining to such rights.

         REPRESENTATIONS AND WARRANTIES

         The merger agreement contains substantially reciprocal representations and warranties, many of which are qualified by materiality, made by each party to the other, to be effective as of the date of signing of the merger agreement and as of the date of the closing of the merger. The primary representations and warranties made by the parties are as follows:

         ORGANIZATION. Each party is duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its respective business as it is being conducted. Each party, and each of its subsidiaries, has the necessary power to own its properties and assets and to carry on its business as it is being conducted and is duly qualified and licensed to do business in each foreign jurisdiction where it conducts business or has assets.

         AUTHORITY. Each party has all requisite power and authority to enter into and perform under the merger agreement, and the execution and delivery of the merger agreement by each party has been duly authorized by all necessary corporate action.

         NO CONSENTS. No consents, approvals, orders, waivers or authorization of any third party or governmental entity is required in connection with the merger except any consents, approvals or orders (a) required under applicable securities laws; (b) expressly listed on the parties' disclosure schedules; (c) required by the United States Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the Hart-Scott-Rodino Act; and (d) any others that would not have a material adverse effect.

         NO CONFLICTS. The execution and performance of the Merger Agreement will not cause either party to be in breach of its respective Certificate of Incorporation, Bylaws or any contract binding upon it and will not conflict with or violate any applicable law, rule or regulation.

         CAPITAL STRUCTURE. Sutura's authorized capital stock consists of 15 million shares of which 10 million are common ($0.001 par value; 7,360,788 are outstanding) and 5 million are preferred ($0.001 par value; 352,160 designated as Series A, all of which are outstanding).

         TVGR's authorized capital stock consists of 102 million shares of which 100 million are common ($0.001 par value; 99,999,999 outstanding) and 2 million are preferred ($0.001 par value; 1 million designated as Series A Preferred; no shares of Series A Preferred outstanding). Immediately prior to the closing of the merger and prior to the issuance of the merger consideration to the Sutura holders, the authorized capital of TVGR will consist of 500,000,000 shares of common stock of which approximately 11,200,000 will be issued and outstanding. Immediately following the issuance of the merger consideration, there will be approximately 160,000,000 shares of common stock outstanding and approximately 75,697,950 shares of common stock of our Company will be reserved for issuance to persons presently holding rights to convert debt or to exercise options or warrants for shares of common stock of Sutura, Inc.

         All the outstanding shares of each party's stock are, or will be on the closing of the merger, duly authorized, validly issued, fully paid and nonassessable and not subject to any preemptive rights.

         FINANCIAL STATEMENTS. The audited portion of each party's financial statements were prepared in accordance with GAAP and present fairly in all material respects the financial position, assets and liabilities of such party.

         LITIGATION. There are no claims, disputes, actions or proceedings pending against or involving Sutura or any of its subsidiaries before any court, agency, authority, arbitration panel and none have been threatened.

         ABSENCE OF BUSINESS CHANGES. Each party has conducted its business in the ordinary course since December 31, 2003. Further, neither party has done any of the following: paid dividends or any other distributions on its equity securities, effected an increase in the compensation paid to its employees, made loans to any of its officers or directors; or entered into any transactions involving amounts in excess of $50,000 in each case or $200,000 in the aggregate.

         MISCELLANEOUS. The parties further represented and warranted with respect to the following topics:

         o        No undisclosed liabilities or obligations;

         o        Tax matters;

         o        Compliance with laws;

         o        Environmental matters;

         o        Employment matters;

         o        Brokers and finders;

         o        Books and records; and

         o        Financial reports and regulatory documents.

         In addition, each of the parties provided the other with the following:
(i) lists of the party's subsidiaries (Schedule 4.1, 5.15); (ii) lists of all of the holders of outstanding convertible securities of each party (Schedule 4.6, 5.7); (iii) lists of all equity securities held by each party (Schedule 4.7, 5.7); (iv) lists of all real property owned by the parties (Schedule 4.11, 5.11); (v) lists of all contracts to which either party is a party (Schedule 4.15, 5.15); (vi) lists of all material intellectual property owned or licensed by each party (Schedule 4.16, 5.16); (vii) lists of all policies of insurance to which either party is a party or a beneficiary (Schedule 4.17, 5.17); (viii) lists of all employees whose salaries exceed $100,000 and all related employment agreements (Schedule 4.19, 5.19); and (ix) a list of all approvals, clearances, authorizations, licenses and registrations required by any U.S. or foreign governmental agency (Schedule 4.22).

         CONDUCT PENDING THE CLOSING

         Each of Sutura and TVGR have undertaken certain covenants in the merger agreement restricting the conduct of their respective businesses and or requiring certain affirmative actions during the period between the date of the merger agreement and the effective time of the merger. Some of these covenants are complicated and not easily summarized. You are urged to read carefully the section of the merger agreement entitled "Conduct Pending the Closing". The following summarizes some of the significant covenants.

         ACCESS TO INFORMATION. Each party has agreed to afford the other, and their respective authorized representatives, access to all information available to the parties with respect to the operations of the business including, all of the respective properties, books, contracts, commitments, records and personnel. Each party has further agreed it will not and will cause it representatives not to use any confidential information obtained in connection with performing its obligations under the agreement for any purpose unrelated to the consummation of the transaction and agrees to keep all confidential information of the other party.

         DIRECTOR AND STOCKHOLDER APPROVAL. Each of the parties has agreed to take all actions necessary to obtain the written consent of its directors to approve the merger agreement and the transactions contemplated thereby and to solicit the approval of their respective stockholders.

         UPDATE TO DISCLOSURE SCHEDULES. Each of the parties has agreed to update their respective disclosure schedules upon discovery of material facts that would have been required to be disclosed in order to make such parties and representations and warranties true and correct and to notify the other of any material adverse developments causing a breach of such representations and warranties. Each party also agreed to notify the other if any suits or proceedings arise which challenge the legality of the transactions contemplated by the merger agreement or attempts to restrain or prohibit its consummation.

         COMMUNICATIONS. Each of the parties has agreed not to furnish any information to the public without the prior approval of the other party.

         ORDINARY COURSE OF BUSINESS. Each of the parties has agreed to use its best efforts to (i) preserve the services of its present officers and employees, its net asset value and its business, including relationships with its customers and suppliers; (ii) operate and carry on its business operations in the ordinary course of business and as it is substantially operated; (iii) not to sell dispose of or encumber or enter into any agreement for the sale of any of its material assets; (iv) not change the method by which bonuses are made to its officers, directors, and employees and (v) not enter into any material contract arrangement or agreement.

         DIVIDENDS. Each of the parties covenanted against: (i) declaring or paying dividends on or making other distributions on any shares of its capital stock; (ii) effecting any stock split, combination or reclassification or other issuance of any of its securities; and (iii) repurchasing or otherwise acquiring any shares of its capital stock.

         LEGAL CONDITIONS. Each of the parties has agreed to promptly comply with any legal requirements which may be imposed on the consummation of the transaction including taking all reasonable actions to obtain any consent, authorization, order or approval of, or any exemption by, any governmental entity or other third party, required to be obtained or made by such party.

         ISSUANCE OF SECURITIES. Each of the parties has agreed not to issue, deliver or authorize or propose or enter into any agreement for the issuance, delivery or sale of any securities.

         GOVERNING DOCUMENTS. Each of the parties has agreed not to amend any of its charter documents.

         SALARIES, BENEFIT PLANS. Each of the parties has agreed not to incur any salaries or compensation to officers, directors, employees or consultants or to hire any additional employees or consultants or enter into any collective bargaining agreement or benefit plan.

         NOTICE OF CERTAIN DEFAULTS OR CLAIMS. Each of the parties has agreed to give prompt notice to the other of any default under any material instrument to which the other such party is bound or any transaction that is reasonably likely to have a material adverse effect.

         CONDITIONS TO COMPLETION OF THE MERGER

         The obligations of the parties to complete the Merger are subject to the satisfaction of the following closing conditions:

         o all material consents, authorizations, orders or approvals from governmental entities required in connection with the Merger have been obtained;

         o no legal orders have been issued by any governmental entity preventing the Merger;

         o no legislation has been enacted which makes consummation of the Merger illegal;

         o all of the representations and warranties made by each of the parties are true and correct in all material aspects;

         o each of the parties has obtained the requisite approvals of the merger from their respective boards of directors and stockholders;

         o each of the parties has performed its obligations under the merger agreement;

         o all necessary filings under the Securities Exchange Act of 1934 have been filed;

         o no more than 5% of the outstanding shares of either party have exercised dissenters rights in connection with the merger;

         o TVGR has no more than $50,000 of outstanding debts or liabilities;

         o TVGR has entered into definitive agreements with a third party pertaining to the purchase of at least $15 million of equity securities in the surviving company post merger;

         o All necessary third party consents have been obtained, including the Whitebox parties; and

         o TVGR has effected a reverse split of all of its presently authorized common stock.

         TERMINATION

         The Merger Agreement may be terminated and the merger may be abandoned in any of the following circumstances:

         o Upon mutual consent of the parties if a majority of each of their boards of directors vote to terminate.

         o In the event of a breach by one party which cannot be cured within 10 days after the provision of written notice, the other party may terminate.

         o Either party may terminate if the merger is not consummated by December 31, 2004.

         o In the event approval or consent from a governmental entity cannot be obtained.

         o By written notice if a party receives an acquisition proposal from a third party, receives advice from outside counsel that consummation of the merger would violate judiciary duties of the directors or stockholders in light of such proposal and determines to accept the acquisition proposal after receiving such advice.

         o The board of directors of either party determines that any amended disclosure schedule provided by the other party, discloses events that would be reasonably likely to have a material adverse effect on the surviving corporation.

         o The stockholders of either of the parties fail approve the merger agreement.

         o Upon termination and abandonment of the merger, no party shall have any further liability or obligation to the other, except in the event of breach.

         Following the consummation of the merger and the transactions contemplated by the Merger Agreement, our capitalization will be approximately as follows:

                                                  Number of        Percentage
                  Category of Holders              Shares             Owned
                  -------------------            ------------     ------------
         Original Sutura Stockholders            223,444,598(1)        95%
         Original TVGR Stockholders               11,760,242(2)         5%
                                                 ------------         -----
           Total                                                      100.0%
                                                                      =====
------------------

(1) Includes approximately 75,697,950 shares of common stock of our Company reserved for issuance to persons presently holding rights to convert debt or to exercise options or warrants for shares of common stock of Sutura, and subject to further adjustment to address fractional shares. Each Sutura stockholder entitled to a fractional share as a result of the merger will receive a whole share of TVGR common stock in lieu of such fractional share.

(2) Subject to adjustment to address fractional shares. Each TVGR stockholder entitled to a fractional share as a result of the reserve stock split will receive a whole share of TVGR common stock in lieu of such fractional share. On December 29, 2004, 13,380,452 shares of our common stock were issued to Mr. Lahey and 13,380,452 shares of our common stock were issued to Mr. Giansiracusa upon the conversion of outstanding accrued but unpaid salary. The conversion rate of the issuance was $0.074 per share, which reflects the average of the trading price of our common stock for the period November 23, 2004 to December 7, 2004. In connection with the closing of the merger, 8,124,975 shares of our common stock will be issued to Mr. James A. Giansiracusa and 16,826,956 shares of our common stock will be issued Mr. James B. Lahey upon the conversion of all remaining outstanding accrued but unpaid salary, and other miscellaneous indebtedness in the form of loans to our Company, assuming the merger is effective not later than February 28, 2005. In addition, 600,000 options to purchase common stock held by Mr. Giansiracusa and Mr. Lahey collectively will be exercised on a cashless basis at the price of $0.05 per share in connection with the closing of the merger. All of such shares of common stock will be subject to adjustment in connection with the stock split described herein, and are counted as shares held by the Original TVGR Stockholders on a post-split basis for the purposes of this table.

ACCOUNTING

         For accounting purposes, the Merger will be treated as a purchase that results in the legal acquirer, TVGR, being treated as being acquired by Sutura under purchase accounting. Accordingly, the historical financial statements of Sutura will become the historical financial statements of our Company after the Merger.

DILUTION OF TVGR STOCKHOLDERS

         As a result of the merger, the stockholders of TVGR will suffer substantial dilution in their interests in TVGR. Following the transaction, the current TVGR stockholders will own approximately 5% of the outstanding common stock. Consequently, not only will the TVGR stockholders' capital interest in TVGR be reduced from 100% to 5%, and their voting power will be similarly reduced. Following the merger, the current stockholders of Sutura will own approximately 95% of the outstanding common stock of TVGR and will be able to control TVGR's affairs, including the election of all members of TVGR's Board of Directors.

REGULATORY APPROVALS

         There are no federal or state regulatory requirements that must be complied with in regard to the Merger or the transactions contemplated by the Merger.

REPORTS, OPINIONS, APPRAISALS

         No reports, opinions or appraisals were obtained in connection with this transaction.

APPROVAL OF MERGER

         Both Sutura and TVGR must obtain approval of the Merger by its stockholders under Delaware law, and their respective certificates of incorporation and bylaws. Under applicable federal securities laws, such approval by TVGR cannot be effective until at least 20 days after the mailing of this Information Statement.

                      ABOUT TECHNOLOGY VISIONS GROUP, INC.

HISTORY OF TVGR

         Technology Visions Group, Inc. was incorporated in Delaware in 1985 under the name Orbit Technologies, Inc. Orbit Technologies, Inc. changed its name to Technology Visions Group, Inc. on December 22, 2000. A change in control occurred in 1995 when current management became involved. As such, management has defined inception as January 1, 1995 for financial reporting purposes.

         Our business objective is to take base technologies, develop these technologies until commercially viable products are possible, and license these technologies and any products resulting from the technologies to affiliated or unaffiliated entities for use in the environmental remediation and containment market. Since 1995, we have focused on addressing the environmental remediation requirements at the U.S. Department of Energy ("DOE") site located at Idaho Falls, Idaho. There have been only minimal revenues generated from our operations.

         We operate as an applied research and development company and technology portal that employs and retains independent engineers, research consultants, research institutes, universities and other consultants as needed to develop and analyze technologies. Our technologies include Polymer Encapsulation Technology ("PET") and GMENT treatment and stabilization systems, designed for use in the radioactive waste remediation industry. None of the technologies are currently in commercial use.

         Our activities over the past years have focused predominantly on identifying, developing and familiarizing potential end users, or consumers, of PET and GMENT treatment and stabilization systems, including governmental entities, with the testing and evaluation work completed and funded to date by Lockheed Martin Idaho Technology Co. ("Lockheed") and Bechtel BWXT Idaho LLC ("Bechtel"). We function as a subcontractor to Lockheed and/or Bechtel BWXT and we are paid a fixed fee for each contract, which must be completed within the designated time frame. We are responsible for completing the test and evaluation tasks designated by the contractor. The contractor then submits a final report with recommendations to the U.S. Department of Energy ("DOE").

         We believe that the approval of the GMENT material by federal and state agencies for the treatment and stabilization of buried low-level radioactive mixed waste in identified areas of the Subsurface Disposal Area ("SDA") located at the DOE site in Idaho Falls, Idaho, could provide initial and significant revenues for our company. We also believe that with the acceptance and approval of GMENT in Idaho, opportunities exist at other DOE waste sites within the United States that have similar waste problems and offer potential future revenues.

         Since 1995, our company has spent approximately $685,507 for research and development activities. In the last two fiscal years, our Company has spent approximately $108,290 for research and development activities. Research and development expenses consist of the preparation of PET and GMENT product samples for evaluation in the encapsulation of low-level radioactive mixed waste for final disposal or as a method for transporting waste to an interim or final disposal site. These costs were borne directly by us.

         Our company completed all the testing and evaluation of our technologies at the Idaho Falls site with the receipt of Volume II of the "Final Results Report, In Situ Grout Technology for Application in Buried Transuranic Waste Sites," published in April 2003 by INEEL. Therefore, there have been no expenditures during the year ended December 31, 2003 for research and development. Our Company is moving into position to begin the marketing and commercialization of its development.

TVGR TECHNOLOGY

         We are focused on commercializing PET and GMENT for use in the environmental waste remediation industry.

         Our Company has completed product test and evaluation on PET and GMENT for Lockheed Martin and Bechtel in conjunction with contracts awarded by the DOE Idaho Operations Office, Idaho Falls, Idaho. These contracts have utilized waste materials sourced from the Idaho Falls DOE site. This site, nearly 900 square miles in area, contains in various forms, radioactive, toxic and hazardous wastes that will require further processing to insure safe and economical long-term disposal.

         Since 1995, our Company has focused on the development and use of its polymer-based Polymer Encapsulation Technology ("PET"). PET was developed and subsequently assigned to Technology Visions by Dr. Stephen Prewett, a former employee and former director of the Company. PET is intended for use with dry, radioactive and toxic waste for either final disposal or as a transportation medium to move materials from one site to another. PET has been developed for the treatment of waste material to prevent significant environmental damage and health problems caused by radioactive wastes that cannot be easily or economically rendered harmless.

         PET is a specific formulation of silicone foam that is further enhanced by adding proprietary elements to the base material. These materials are readily available in industrial quantities. PET can be manufactured in sheet form, poured into molds, where it expands into the designated shape, or sprayed onto an existing surface to contain the covered material. PET can be manufactured in different density levels to meet particular specifications. PET is more expensive at retail than standard foam manufactured by others, however, in many cases, the value added by the enhanced properties of the final product provides economic advantages.

         PET is designed for difficult to treat hazardous or toxic waste materials. Our Company believes that applications may exist in other vertical markets, which would include use for other radioactive mixed or toxic wastes, and horizontal markets which would include other applications of the material,
e. g., as a protective barrier, heat shield, fire protection, acid or base safeguard.

         Our Company has completed test and evaluation contracts on PET for Lockheed Martin and Bechtel in conjunction with testing for the U.S. Department of Energy, Idaho Operations Office, in Idaho Falls, Idaho. The Idaho Falls site is one of many United States waste management sites containing one form or another of either radioactive, toxic and/or hazardous waste requiring cleanup processing. The final report on PET prepared by Bechtel BWXT LLC/ INEEL recommended in its submittal to the DOE that a pilot plant demonstration be conducted to test and evaluate engineering criteria, disposal parameters and product transportation scenarios. Other recommendations included encapsulation and mixing studies utilizing actual radioactive materials.

         Future business activities for PET will include implementation of the recommendations of the final report submitted to the DOE as a result of the completed test and evaluation contracts funded by Lockheed Martin and Bechtel. The cost estimate to complete the recommendations from the report is $250,000 with an expected time to complete of 12 to 18 months after funding has become available.

         In March 2000, our PET was selected for the second consecutive year for presentation at the international waste symposium, Waste Management 2000, in Tucson, Arizona sponsored by the DOE and the University of Arizona. The paper, which was submitted for consideration by Bechtel, was judged by the conference's Technical Review Board and chosen for presentation based on the results of the most recent test and evaluation project completed for Bechtel. Our presentation, entitled "POLYSILOXANE ENCAPSULATION OF CALCINE WASTE," was presented in the Nuclear Materials Stabilization and Disposition technical session.

         In the spring of 2000, we jointly developed with Advanced Grout Systems Ltd. a second product suitable for waste remediation, GMENT. Advanced Grout Systems, Ltd. has exclusively licensed GMENT to us for distribution, marketing and sale. GMENT is a cementitous grout that contains proprietary materials that not only stabilize certain wastes but also treat specific hazardous elements within the waste. The GMENT grouting process may be used to entomb contaminants buried in low-level radioactive mixed waste. The grouting process provides a safe, low cost method to contain the waste versus excavating, transporting and the separate processing of the buried waste. It has been developed for use in the containment of mixed low-level in-situ waste and has successfully completed laboratory, field implementability testing, and a Full Scale Field evaluation under a contract funded by Bechtel. GMENT has been developed for use in standard, jet grouting application equipment. It is injected into the waste-containing site at ambient temperatures at pressures between 6,000 and 8,000 psi.

         Low-level subsurface contaminated wastes are those wastes that have the potential to be remediated without excavation using technology strategies that destroy, isolate, or prevent any further spread of contaminants into the surrounding environment. When the GMENT solution cures, the process binds toxic and hazardous contaminates and encapsulates or entombs radioactive waste in place, rendering it environmentally safe. GMENT can be formulated to be neutral in the environment and is projected to remain effective for thousands of years. Because this type of treatment occurs in place, both costs and the risks of exposure are reduced significantly versus retrieving the waste by excavation for further processing.

         GMENT has undergone extensive laboratory and field testing and evaluation and was chosen over five other competing materials as the material of choice to treat and stabilize a surrogate radioactive mixed waste at the Cold Test Pit South located at the Subsurface Disposal Area at the DOE site in Idaho Falls, Idaho. The technology is ready for commercialization and deployment to the field.

TVGR CURRENT OPERATIONS

         In June 2000, Bechtel awarded our Company a contract to evaluate six grout materials submitted by different manufacturers for the stabilization and encapsulation of DOE's mixed low level in-situ contaminated waste stored at the Idaho National Engineering and Environmental Laboratory ("INEEL") Cold Test Pit site located in Idaho Falls, Idaho. One of the six grouts was GMENT. There is approximately 78,000,000 cubic feet of stored mixed low level in-situ contaminated waste located at seven DOE sites located within the United States; 25,900,000 cubic feet of this waste is stored at the Idaho Falls site.

         The laboratory evaluation study of the six grouts conducted at the University of Akron in February 2001 concluded that three of the grout candidates, including GMENT, should be taken to the field for Phase II testing.

         In April 2001, the Phase II Field Implementability Testing was conducted by Applied Geotechnical Engineering and Construction Company at a site located near Richland, Washington. Upon completion of the field implementability testing, GMENT was the grout selected from the three candidates for the Phase III Full Field Scale evaluation to be conducted at the Cold Test Pit at the Idaho DOE facility in October 2001. Technology Visions provided 100 tons of GMENT for the Phase III Pilot Scale Field Evaluation.

         During the Phase III Full Field Scale Field evaluation, GMENT was blended into solution using a high shear mixer located at a ready mix concrete plant located in Idaho Falls, Idaho. The mixture was then delivered to the INEEL Cold Test Pit Site, adjacent to the INEEL Radioactive Waste Management Complex, and jet grouted into a subsurface trench containing low-level radioactive buried mixed waste.

         The grouting equipment, used at the Cold Test Pit Site, included a Casagrande C-6 Drill System, a Casagrande Jet-5 high-pressure pump, and a vortex mixing system. GMENT cures binding toxic and hazardous contaminates, filling voids and encapsulating radioactive waste in place, rendering it environmentally safe. Final monoliths are solid stand-alone blocks containing a matrix of GMENT, buried waste and soil.

         Testing results met all criteria established by state and federal regulatory agencies. Bechtel will prepare the final report for submittal to the DOE, Assistant Secretary for Environmental Management. This report was published in April 2003. The DOE is in the process of reviewing the report and will either submit it to other federal and state agencies including the State of Idaho, EPA and other local interest groups for input and final approval, or request that additional work be completed prior to those submissions. It is estimated that this approval process could take between 12 and 18 months. As of the date of this report, the DOE is still in the approval process.

         Our Company intends to continue to acquire or obtain licenses to use technologies that have multiple market applications. Our ability to market existing technologies and acquire new technologies may ultimately be limited by its lack of financial resources.

TVGR MARKETS

         We are focused on commercializing technologies for use in the environmental waste cleanup market and to date have focused on the cleanup requirements necessary at the DOE sites located throughout the United States. Today, the government's estimated cost for environmental waste cleanup at these sites is between $230 and $300 billion. That figure does not include the costs for removal of pollutants from either water or silt that has been deposited in our rivers and oceans.

         Currently, our Company is focused on the development and use of the PET and GMENT treatment and stabilization technologies as advanced environmental technological solutions to various radioactive and toxic waste materials the DOE has identified for final disposal.

TVGR EXPLOITATION OF TECHNOLOGIES

         Our Company or its licensee must, with regard to each technology, after studies and testing, determine whether the technology may be commercially feasible. At that time, our Company or the licensee must develop a plan that will best exploit this technology. This plan may require us or the licensee to raise additional funds and exploit the technology through various means, including the establishment of a marketing organization to sell this technology. Alternately, our Company or the licensee may subcontract out the manufacturing, or may joint venture this technology with existing companies which have manufacturing or marketing capabilities or further license the technologies for exploitation to companies that have these capabilities. Upon further licensing, our Company or the licensee may receive royalty payments or a combination of revenues structured from the sale and use of the product. Any technology may also be sold outright with or without future payments based on sales. Therefore, each technology that may be commercially viable might be exploited in a different manner and may have various levels of success. To the extent that we seek to internally exploit any technology, we may require substantial additional capital, which may not be available on favorable terms, if at all.

TVGR EMPLOYEES AND CONSULTANTS

         We presently have two officers employed on a full time basis, and one administrative assistant and a bookkeeper employed on a part-time basis.

         During the last few years, our Company has engaged a team of consultants who are specialists in disciplines not present in our Company. Specific areas of focus include:

         o        technology evaluation,

         o        securities compliance,

         o        investor and shareholder relations,

         o        investment banking,

         o        operations/administration,

         o        human resources, policy and procedures, and

         o        business development.

         These specialists are utilized to advise management in specific professional areas. Because of their increasing familiarity with our Company, this pool of advisors and consultants represent a potential permanent staff when the funding permits. These consultants and advisors have been compensated on a contingent fee basis related to performance criteria and the successful execution of responsibilities. None of the consultants are affiliates of our Company. Additional site personnel and administrative staff will be added as it is deemed appropriate and necessary to support the revenue stream, if any.

GOVERNMENT REGULATION

         The production and marketing of our Company's products and technologies and its ongoing research and development activities are subject to regulation for safety, efficacy and quality by numerous governmental authorities in the United States and other countries. Depending on the technology, regulatory approvals and certification may be necessary from the Department of Transportation, Department of Energy, Nuclear Regulatory Commission, Environmental Protection Agency and other federal, state or local facilities. Failures or delays by our Company or its affiliates or licensees in obtaining the required regulatory approvals would adversely affect the marketing of products that our Company develops and our Company ' ability to receive product revenues or royalties.

         To date, our Company materials, PET and GMENT, have passed certain applicable tests, including the American Society of Testing Materials certification required by the contracts with Lockheed Martin and Bechtel, the EPA and state and federal agencies.

         The final report on PET prepared by Bechtel BWXT LLC/ INEEL recommended in its submittal to the DOE that a pilot plant demonstration be conducted to test and evaluate engineering criteria, disposal parameters and product transportation scenarios. Other recommendations included encapsulation and mixing studies utilizing actual radioactive materials.

         Governmental approval necessary for our Company's and others use of PET with calcine waste will require the completion of the above testing. Funding for the completion of this work, estimated by the Company at $250,000, will specifically address the PET technology. The additional work necessary to complete the commercialization of PET cannot begin until the required funding is available and will require an estimated 12 to 18 months for completion.

TVGR COMPETITORS

         Our Company is active in the intensely competitive field of high technology research and development and competes against numerous public and private entities, some with substantially greater financial and human resources than our Company. High technology research and development can be characterized as proceeding at a very rapid pace with frequent technological breakthroughs, some of which may render our Company's technology and their products obsolete even before they are commercially marketed. Our Company is aware of other products that perform similar functions to PET and GMENT. Competition includes technologies based on materials known as polyethylene, other grout materials and a process called vitrification.

         Polyethylene is a dry thermoplastic material that is mixed with waste, heated to combine with the waste materials, and then molded into a finished waste form or shape. PET is similarly combined with waste, however, at room temperature and then molded into the desired form. When heated, the polyethylene mixture generates an off-gas that potentially may be either toxic and/or hazardous as compared to the PET process. The PET process, on the other hand, does not emit any off-gas. Further, PET can process higher amounts of waste and therefore, reduce transportation and storage costs. PET also exhibits a high resistance to radioactivity at elevated radioactivity levels where polyethylene becomes more fluid at the higher levels, thereby lessening its structural integrity. Polyethylene is a lower cost material than PET.

         Grout technologies are based upon combining ingredients such as Portland cement, polymers, fly ash, slag and additives. Grout usage for in-situ containment, or isolating a waste from the environment without disturbing it, focuses on treating, encapsulating, and solidifying the waste into a durable, solid, water resistant mass underground which forms a homogeneous monolith. While conventional construction-type grouts have been evaluated, the high water content of the cement mixture used in this grouting makes a relatively permeable substance that does not adequately stabilize some wastes. In contrast, in certain subsurface applications, the GMENT treatment and stabilization system provides superior technical performance and reduced costs and risks over current technologies.

         Vitrification involves an incineration process utilizing high temperatures to convert waste into a rock or glass-like material. It is extremely capital intensive, chemically sensitive, has size restrictions on incoming waste, must be designed for specific waste formulations, and generates off-gases.

         Based on the current research and technical information our Company has accumulated, our Company believes that its application and formulations of the PET and GMENT material are unique in the waste containment, transportation, and disposal industry.

TVGR PROPERTY

         Our Company maintains its principal executive offices in San Marcos, California where it occupies an approximately 700 square-foot office at 910 W. San Marcos Blvd., Suite 102, San Marcos, California 92078 pursuant to a lease from an unaffiliated third party for $1,067 per month until October 2007. As our Company moves forward, it may be necessary to add one or two marketing and sales personnel to the staff. The current office is capable of accommodating those additions. If future expansion requires a larger office space, there is significant commercial space in the local area and our Company believes office space on reasonable terms could be acquired with very little difficulty.

TVGR LEGAL PROCEEDINGS

         As of the date of this Information Statement, our Company is not a party to any material litigation.

TVGR PLAN OF OPERATION

         Since 1996, our Company has focused on the development and use of its polymer-based Polymer Encapsulation Technology ("PET") System as a method for stabilizing and encapsulating various radioactive and toxic waste materials leading to a final waste form for disposal. During the past few years, our Company has introduced GMENT, a specialized grout treatment and stabilization technology as a method for subsurface waste stabilization.

         To commercialize the PET technology and obtain governmental approval for its use, our Company must complete the additional testing recommended in this report. Funding for the completion of this work is estimated by the Company at $250,000. It is also estimated that once funding becomes available to begin this work, it will require 12 to 18 months to complete. Once completed, our Company intends to market this product for use by the DOE or other applications where the benefits of PET can be utilized.

         Currently, our Company is focused on developing GMENT. GMENT is licensed exclusively to our Company and is a trademark of Advanced Grout Systems. GMENT is a cementitous grout that contains proprietary materials, which not only stabilize certain wastes but also treat specific hazardous elements within the waste. It has been developed for use in the containment of buried mixed low-level radioactive mixed waste.

         In January 2002, our Company entered into an exclusive Trademark License and Technology Licensing Agreement with Advanced Grout Systems, Ltd. Terms of the license allow our Company to manufacture, distribute, market and sell the product in exchange for a royalty based upon sales volume. The royalty begins at 10% for gross sales up to $1 million, then declines to 9% for sales of $1 million to $5 million, 8% for sales of $5 million to $10 million, 7% for sales of $10 million to $25 million, and 6% for sales exceeding $25 million. This license expires November 30, 2026. The territorial rights granted to our Company under the license include the United States of America and any other countries of the world. Also, as part of the exclusive license, our Company is granted first right of refusal for any additional trademark or non-trademark products developed by Advanced Grout Systems, Ltd. dealing with environmental remediation or waste management technologies.

         In June 2000, Bechtel awarded our Company a contract to manage the testing and evaluation of in-situ grout candidate materials that were being considered by INEEL and Bechtel for the treatment of certain subsurface waste sites at the DOE site in Idaho Falls, Idaho. The contract was a two-year, three-phase Treatability Study conducted by INEEL and Bechtel. Testing included Phase I Bench Testing, Phase II Field Implementability Testing, and Phase III Full-Scale Field Testing.

         Phase I Bench Testing included rigorous laboratory testing protocol designed for choosing three grouts from six candidate grouts for use in Phase II Field Implementability testing. Data was also gathered during the bench-testing phase to support final monolith durability estimates and transportion modeling efforts. Following the laboratory testing, GMENT was chosen as one of three candidate grout materials to continue to the Phase II Field Implementability Testing of the Treatability Study.

         In April 2001, the Phase II Field Implementability Testing of the contract was conducted by Applied Geotechnical Engineering and Construction Company, Inc. ("AGEC") at a site located near Richland, Washington. Upon successful completion of this test phase, GMENT was chosen as the sole grout material selected to be used in the Phase III Full Scale Cold Test Pit Demonstration Project that was conducted in October 2001 at the DOE site in Idaho Falls, Idaho. GMENT was selected based on such factors as basic costs, ease of mixing and cleaning of the grout, minimized grout returns in creating a triplex column, and formation of the solid monoliths. Our Company, under the exclusive Trademark License and Technology Licensing Agreement with Advanced Grout Systems, Ltd., provided 95 tons of GMENT grouting material for Phase III. Site grouting was performed by AGEC. Testing results met all criteria established by state and federal regulatory agencies.

         At the conclusion of Phase III, AGEC prepared and submitted to Bechtel a report estimating the quantity of GMENT grout material to treat the areas under consideration to be approximately 24 million gallons. If the recommendation receives approval via a Record of Decision or other authorization after review by federal and state authorities, our Company could anticipate initiation of the project and revenues within 12 to 18 months.

         The final report prepared for the DOE, Assistant Secretary for Environmental Management, Volume I, "Final Results Report, In-Situ Grouting Technology for Application in Buried Transuranic Waste Sites" was published in September 2002, by INEEL. Volume I summarized the technology and presents results of a two-year, three-phase treatability study conducted by the INEEL. Volume II was published in April 2003 and contains the results of analytical calculations on the long-term durability of monoliths created by in-situ grouting and on the long-term performance of a treated buried waste site.

         Our Company believes that the approval of the GMENT material for the treatment and stabilization of buried low-level mixed waste in certain areas of the Subsurface Disposal Area (SDA) at the DOE site in Idaho Falls, Idaho, could provide initial and significant revenues for the Company. With the acceptance and approval of GMENT in Idaho, our Company would aggressively pursue other waste sites identified in the United States with similar waste problems. Initial contacts have been made at two other DOE sites, based on the initial information disclosed in Volume I of the Idaho report, where GMET may have end use application.

         In addition to its focus specifically on GMENT applications and the PET Technology, our Company will continue to search out and acquire technologies or obtain licenses to use technologies that have multiple market applications in line with the Company's core expertise and know-how. The Company has expended time and effort in the analysis of several new technologies. As a result of its analysis, our Company has identified technologies that may field commercially viable products suitable for related applications in the environmental cleanup market.

         As with the development of any new technology, until a commercial product has been developed, purchased and utilized by a third party, the efficacy of the product is in question. But our Company believes that based on the developments to date, the Company should anticipate a commercial product in the next 12 to 18 months after Volume II from the subject project is received and final government approval is received. However, our Company ' ability to market existing technologies and to acquire new technologies may ultimately be limited by its lack of financial resources.

         Until completion of the final development of a technology and the commencement of sales, our Company will have minimal or no operating revenues but will continue to incur substantial expenses. Our Company may not be able to complete development of any technology or if completed, manufacture the technology on a large-scale basis or at a feasible cost. Further, its technologies may not receive market acceptance. Being a development stage entity, our Company is subject to all the risks inherent in the establishment of a new enterprise and the marketing and manufacturing of a new product, many of which risks are beyond the control of our Company.

         Our Company's business model is to obtain long-term supply contracts for its products with private-Company general contractors or other affiliates which have master contracts with selected waste sites. Revenues, if any, will be recorded when a contract is effected, the products are delivered, and collectibility of the receivable is reasonably assured. Our Company does not intend to manufacture its products. We have identified possible outsource manufacturers with the capability and capacity to produce our products. We believe that our margins will be between 12% and 15% of revenues, using outsource manufacturers. The DOE site in Idaho Falls, Idaho, has 14 acres of low-level solid waste which may be treated by our GMENT product. The estimated revenue potential for the Idaho site is for 2.4 million gallons, per year, for ten (10) years or approximately $70 million. Our Company has identified other sites in the United States containing wastes that potentially may be treated with GMENT; however, current emphasis is on the Idaho Falls site. There are no assurances that our Company will be selected as a provider of specialty grout GMENT for the Idaho DOE site project.

         With the receipt of Volume II of the "Final Results Report, In Situ Grout Technology for Application in Buried Transuranic Waste Sites," published in April 2003 by INEEL, we believe we have completed all the initial and intermediate testing and evaluation of its GMENT technology at the Idaho Falls site.

                                 TVGR MANAGEMENT

NAME                                 AGE            TITLE
----                                 ---            -----
James B. Lahey                      70               Chairman of the Board of Directors, President, Chief
                                                     Executive Officer, and Director

James A. Giansiracusa               56               Chief Operating Officer, Secretary, Chief Financial
                                                     Officer and Director

William N. Whelen, Jr.              67               Director


         Set forth below is a brief description of the business experience of the persons serving as TVGR's directors and execute officers.

         MR. JAMES B. LAHEY became President and a director of Technology Visions in March 1995. From 1993 through 1994 he was President and Executive Vice President of Sensotron, Inc., which develops technologically advanced transducer products. From 1989 to 1992 he was Corporate Executive Vice President of W. S. Shamban & Co., a manufacturer of engineered sealing systems. He has previously held senior management positions with W.R. Grace & Co. and Ausimont U.S.A. Mr. Lahey holds a Bachelors degree in Civil Engineering from Manhattan College and is a registered professional engineer in New York.

         MR. JAMES A. GIANSIRACUSA has been the Secretary of Technology Visions since October 1993 and became Vice President - Operations in January 1994 and Chief Operating Officer in 1997. Before joining Technology Visions, Mr. Giansiracusa was a Lieutenant Colonel in the United States Marine Corps where his duties included command billets in both aviation and infantry. He was also a consultant for Wackenhut Services International, an international security firm, from 1991 to 1992. During Mr. Giansiracusa's military service he, at times, was responsible for over 1,300 persons. Mr. Giansiracusa participated in strategic planning relative to many global scenarios. Mr. Giansiracusa holds a Master of Science degree in Systems Management from the University of Southern California.

         MR. WILLIAN N. WHELEN, JR. was appointed a director of Technology Visions in September 1996. Mr. Whelen serves on the board of Alpha Online Power Corporation, a public company and is a trustee for the Episcopal Diocese of Delaware. He holds a Bachelor of Science Degree in Electrical Engineering from Widener University of Chester, Pennsylvania.

         MARKET FOR OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         TVGR's common stock is traded over-the-counter and quoted on the OTC Electronic Bulletin Board on a limited and sporadic basis under the symbol "TVGR." The reported high and low bid and asked prices for the common stock are shown below for the periods from January 1, 2002 through December 2, 2004. The prices presented are bid and ask prices, which represent prices between broker-dealers and do not include retail mark-ups and mark-downs or any commission to the broker-dealer. The prices may not necessarily reflect actual transactions.

                                                             PERIOD               HIGH             LOW
                                                       -------------------    ------------    -------------
Fiscal Year Ended December 31, 2002                    First Quarter                $0.18            $0.03
                                                       Second Quarter               $0.13            $0.05
                                                       Third Quarter                $0.18            $0.05
                                                       Fourth Quarter               $0.19            $0.06

Fiscal Year Ended December 31, 2003                    First Quarter                $0.16            $0.07
                                                       Second Quarter               $0.20            $0.07
                                                       Third Quarter                $0.20            $0.05
                                                       Fourth Quarter               $0.10            $0.05

Fiscal Year Ended December 31, 2004                    First Quarter                $0.14            $0.06
                                                       Second Quarter               $0.11            $0.05
                                                       Third Quarter                $0.08            $0.05
                                                       Fourth Quarter*              $0.03            $0.11

         * Through December 29, 2004

         As of December 29, 2004 there were approximately 302 stockholders of record of TVGR common stock.

         DIVIDENDS

         TVGR has not paid any cash dividends on its common stock and does not expect to do so in the foreseeable future. TVGR anticipates that any earnings generated from future operations will be used to finance its operations. No restrictions exist upon TVGR's ability to pay dividends.

                               ABOUT SUTURA, INC.

         Overview

         Sutura(R), Inc. is a medical device company that has developed a line of innovative, minimally invasive vessel closure devices to suture the puncture created in the femoral artery during catheter-based procedures performed primarily in the fields of cardiology and radiology, such as angioplasty, stenting, atherectomy and diagnostic angiography. Sutura's objective is to become the leader in medical devices for arterial vessel closure.

         Many catheterization procedures rely on percutaneous access to the vascular system through a puncture in the femoral artery. The majority of catheterization procedures lead to a diagnosis and therapeutic treatment of coronary artery disease. As part of a typical catheterization procedure, a cardiologist inserts an introducer sheath into the femoral artery sheath to create a path from outside the patient to the arteries of the heart. Following performance of diagnostic or therapeutic treatments through the catheter sheath, the arterial access site must be closed.

         Sutura's SuperStitch(R) products allow physicians to close the femoral puncture site using the catheter sheath introducer to access the femoral artery wound. Sutura believes that its products will allow a physician to more quickly and safely conclude catheter-based procedures and, in addition, allow the patient to become ambulatory sooner than with traditional methods of managing arterial puncture wounds. Development of the SuperStitch(R) technology began in 1994, and Sutura has been granted six patents with claims for its SuperStitch(R) technology and has had a seventh patent allowed. Sutura has additional patents on file domestically and internationally.

         Sutura meets the definition of a "Small Business Issuer" as such term is defined in Item 10(a) of Regulation S-B under the Securities Exchange Act of 1934, as amended. Sutura currently has 28 employees and maintains its headquarters in Fountain Valley, California, in a 20,000 square foot facility. This facility is a QSR (Food and Drug Administration - Quality Systems Regulations) and ISO (International Standards Organization) certified freestanding facility with 2,000 square feet of cleanroom space and an additional 3,200 square feet convertible to cleanroom, if required. Sales offices (with warehouse space) of approximately 1,000 square feet each are leased in Eindhoven, the Netherlands and La Gaude, France to support sales and marketing efforts in Europe. Sutura was incorporated in Delaware in 1996 under the name NR Medical, Inc., and changed its name to Sutura, Inc. in July 1998. Sutura's headquarters are located at 17080 Newhope Street, Fountain Valley, California 92708; its telephone number at that address is (714) 437-9801. "Sutura(R)" and "SuperStitch(R)" are registered trademarks.

         Recent Developments

                  PROPOSED MERGER

         The Board of Directors of Sutura believes that a merger with a company whose stock is publicly traded will provide greater access to debt and equity funding that is necessary to enable Sutura to effectively launch and market its products in the medical device market. The Sutura Board also believes that employees and consultants in general attribute greater value to receiving options and restricted stock in a publicly-traded company and that having a public market for its stock will increase Sutura's success in attracting and retaining quality personnel. As a result, Sutura began examining opportunities to merge with a publicly-traded company in April of 2004. On July 8, 2004, Sutura, Inc. entered into an Agreement and Plan of Merger with Millenium Holding Group, Inc., a Nevada corporation whose stock is traded on the OTCBB, which provided for the merger of Sutura with and into Millenium Holding Group if certain closing conditions were met. One of the closing conditions required that Millenium Holding Group enter into definitive agreements contemplating the purchase by a third party of at least $15.0 million of equity securities in the surviving company post-merger. Subsequent to entering into the Agreement and Plan of Merger, Millenium Holding Group executed a financing agreement with Fusion Capital Fund II, LLC, a Chicago-based institutional investor, pursuant to which Fusion Capital agreed to purchase up to $20,000,000 in equity of the surviving company following consummation of the merger, subject to certain conditions.

         As Sutura and Millenium Holding Group continued to work towards the closing of the proposed merger, it became evident to Sutura that Millenium Holding Group likely would not be able to comply with the closing conditions specified in the Agreement and Plan of Merger within the time frames contemplated by that agreement. Additionally, following execution of the merger agreement with Millenium Holding Group, Sutura became aware of certain facts which led it to believe that Millenium Holding Group was in breach of certain provisions of the merger agreement and became concerned as to the level of actual and potential liabilities to which Sutura surviving the merger would be exposed. Further, an additional concern arose when Fusion Capital indicated its intent to cancel its financing agreement with Millenium Holding Group on October 12, 2004. Fusion Capital formerly terminated its financing agreement with Millenium Holding Group pursuant to the permitted termination provision of that agreement on November 1, 2004, as a result of the failure of Millenium to meet certain conditions on or prior to October 30, 2004. Sutura raised these concerns with Millenium Holding Group on multiple occasions; however, Millenium Holding Group did not address these concerns to the satisfaction of the Sutura Board. Lastly, in light of the Whitebox loan transaction, described below, Sutura must raise additional funds in a timely manner in order to meet its payment obligations to the Whitebox noteholders. As such, the Board of Sutura considers the timing and certainty of a possible merger transaction with a publicly-traded company to be critical considerations. Under the merger agreement with Millenium Holding Group, Sutura had the right to terminate the agreement if the merger has not been consummated by November 30, 2004.

         In light of the timing considerations and the failure of Millenium Holding Group to adequately address the concerns raised by Sutura, Sutura notified Millenium Holding Group that the Sutura Board of Directors would be evaluating other possible merger transactions. On October 15, 2004, Technology Visions Group, Inc., a Delaware corporation, whose stock is traded on the OTCBB, presented Sutura with an alternative merger transaction. Technology Visions Group was made aware of Sutura's interest in merging with a publicly-traded company through its existing relationship with Fusion Capital Fund. Fusion Capital is a shareholder of TVGR and has an agreement with TVGR to purchase up to $6.0 million of its common stock, subject to certain conditions. TVGR formally presented its initial merger proposal to Sutura's Board on October 19, 2004. During this meeting, Sutura's Board of Directors authorized the officers to negotiate with TVGR regarding the terms of a possible merger transaction.

         When first presented with TVGR's initial merger proposal in October, Sutura provided a copy of the proposal to Millenium Holding Group and informed Millenium that the Sutura Board would evaluate the proposal as compared to the proposed merger with Millenium. In response, Millenium Holding Group informed Sutura that it would evaluate its legal options if Sutura were to terminate the existing merger agreement, and would consider litigation against Sutura and/or Fusion Capital Fund if appropriate. At this time, the Sutura Board of Directors believes it has acted in a manner consistent with its fiduciary duties by evaluating all available proposals and considering all facts and circumstances to determine which transaction is in the best interests of Sutura and its stockholders.

         On November 22, 2004, following several weeks of negotiation the new merger proposal between Sutura and TVGR was presented to the Board of Directors of Sutura for consideration. The Board evaluated the TVGR proposal as compared to the proposed transactions with Millenium Holding Group. In its evaluation of the two proposed transactions, the Sutura Board considered numerous factors, which included the following:

         The Board's concerns regarding certain believed breaches of the merger agreement by Millenium Holding Group, the ability of Millenium Holding Group to satisfy certain closing conditions within the timeframes contemplated by the merger agreement, and potential post merger liability risks; all of which had been raised to Millenium Holding Group.

         The Board's concerns as to difficulties in dealing with the management and Board of Directors of Millenium Holding Group and what effect this could have on the timing of completing any merger with Millenium Holding Group, if at all.

         The terms of the relevant agreements, which provide that the debts and liabilities (other than trade payables incurred in the ordinary course) to be assumed post merger by the surviving company pursuant to the TVGR proposal is $50,000 versus $185,000 contemplated in the Millenium Holding Group merger agreement.

         The Board's concerns that the debts and liabilities of Millenium Holding Group are far in excess of $185,000, and the failure of Millenium Holding Group to provide to Sutura requested information on the current level of its debt and liabilities.

         The terms of the TVGR merger proposal which provides the Sutura stockholders, on a fully diluted, as converted basis, with 95% of the equity ownership of the surviving company's as compared to 90% in the merger agreement with Millenium Holding Group.

         The Board's belief that the surviving company following a merger with TVGR would have better success in securing necessary debt and equity financing then would the surviving company of a merger with Millenium Holding Group.

         The Board's analysis of the risk that Millenium Holding Group may assert legal claims against Sutura or the surviving company if Sutura decides to proceed with a merger transaction with TVGR, and an analysis of the risk that any such claims would be successful on the merits.

         Upon completing its evaluation, the Sutura Board unanimously approved the TVGR proposal as being in the best interests of Sutura and its stockholders and withdrew its approval of the merger with Millenium Holding Group, Inc. The Agreement and Plan of Merger entered into by Millenium Holding Group and Sutura provides that either party may terminate the agreement if the merger is not consummated on or prior to November 30, 2004. Sutura provided Millenium Holding Group with written notice of is election to terminate the agreement on December 10, 2004.

                  WHITEBOX LOAN TRANSACTION

         On September 17, 2004, Sutura, Inc. entered into an agreement with Pandora Select Partners L.P., a British Virgin Islands limited partnership, Whitebox Hedged High Yield L.P., a British Virgin Islands limited partnership, Whitebox Convertible Arbitrage Partners L.P., a British Virgin Islands limited partnership, Whitebox Intermarket Partners L.P., a British Virgin Islands limited partnership, Gary S. Kohler and Scot W. Malloy pursuant to which Sutura borrowed an aggregate amount of $6,550,000 from such investors in exchange for the issuance of secured convertible promissory notes and warrants to purchase shares of Sutura common stock.

         The convertible promissory notes bear interest at the annual rate of 12%. Sutura is required to make aggregate quarterly interest payments on the notes of $196,500 on December 17, 2004 and on each of March 17, June 17, September 17 and December 17, 2005. Additional interest will accrue in the event that, following consummation of an anticipated merger transaction, Sutura fails to timely file a registration statement under the Securities Act of 1933, as amended, registering the resale of the shares issuable upon conversion of the secured convertible promissory notes and upon exercise of the warrants. Unless converted into Sutura common stock pursuant to the terms provided therein, the outstanding principal balance on each note is due and payable as of March 17, 2006 in a lump sum. The notes are secured by a security interest in all of Sutura's assets pursuant to a security agreement.

         Each noteholder may elect to convert its respective note into shares of Sutura's common stock at any time while any portion of the principal or interest is outstanding by providing written notice to Sutura. The agreements provide that the applicable conversion rate used to determine the number of shares to be issued upon conversion of any note depends upon the date, if any, of the consummation by Sutura of a merger into Millenium Holding Group, Inc., or the date, if any, upon which Sutura enters into a definitive agreement for a similar transaction. The merger agreement with TVGR provides that obtaining the consent of the noteholders to the merger is required prior to the closing. Based upon the conversations with the Whitebox noteholders, Sutura believes that the noteholders will consent to the merger transaction with TVGR and that such consent will provide that the conversion rate of the notes following a merger with TVGR will be treated in the same manner as if Sutura had merged with Millenium Holding Group.

         The conversion rate for the notes is determined as follows:

         IF the conversion date is prior to the earliest of (i) March 1, 2005,
(ii) the effective date of the proposed merger or (iii) the date that Sutura or its controlling stockholders enter into any definitive agreement relating to the sale, license or other disposition of all or substantially all of Sutura's assets, the sale or exchange of a majority of the voting stock of Sutura or the merger or consolidation of Sutura into or with any other entity, then the conversion rate will be determined by dividing the total number of outstanding shares of Sutura common stock (on a fully diluted, as converted basis, but not assuming exercise of the warrants issued to the noteholders) into $250,000,000.

         IF Sutura fails to consummate the merger or enters into a definitive agreement for sale, license, or other disposition of all or substantially all of Sutura's assets, the sale or exchange of a majority of the voting stock of Sutura or the merger or consolidation of Sutura into or with any other entity on or before February 28, 2005, and the conversion date is on or after March 1, 2005, THEN the conversion rate will be determined by dividing the total number of outstanding shares of Sutura common stock (on a fully diluted, as converted basis, but not assuming exercise of the warrants issued to the noteholders) into $100,000,000.

         IF Sutura consummates the merger on or before February 28, 2005, and the conversion date is after the date of the merger, THEN the conversion rate will be the lesser of (i) the average closing bid price for the common stock of TVGR, for the 20 trading days preceding the closing of the merger, or (ii) the quotient determined by dividing the total number of outstanding shares of common stock of TVGR, post merger (on a fully diluted, as-converted basis, but not assuming exercise or conversion of the notes or warrants issued to the noteholders) into $250,000,000.

         IF Sutura enters into a definitive agreement for a sale, license, or other disposition of all or substantially all of Sutura's assets, the sale or exchange of a majority of the voting stock of Sutura or the merger or consolidation of Sutura into or with any other entity (whether prior to or after consummation of the Merger), THEN, assuming such transaction is consummated, the conversion rate applied is the lesser of the rate computed in the applicable circumstance described above or the per-share price as computed pursuant to the terms of the definitive agreement for such transaction.

         The total number of warrant shares issuable to the noteholders in the aggregate is determined by dividing $3,275,000 by the conversion rate determined using the same conversion rate formula used for the notes as discussed above. The per share exercise price for the warrant shares will be equal to the conversion rate; provided, however, that the exercise price of one-half of the warrant shares is subject to a downward adjustment, if any, one-year after the merger to a price equal the average closing bid price of the post-merger common stock of the surviving company for the 60-day trading period preceding the one-year anniversary of the merger.

         As of December 31, 2004, assuming no merger is consummated by February 28, 2005, and assuming 10,134,534 shares of Sutura Common Stock outstanding on a fully diluted as converted basis, the total number of shares issuable upon conversion of the convertible promissory notes would be approximately 663,812 and the total number of shares issuable upon exercise of the warrants would be 331,906, at a per share exercise price of approximately $9.87.

                  BURROWS SETTLEMENT

         On September 17, 2004, Sutura entered into a settlement agreement with Bruce Burrows and Oasis Corporation, an Ohio corporation, pursuant to which Sutura paid Mr. Burrows a total of $2,375,000 as payment in full for all amounts due and payable under a certain 8% convertible promissory note in the principal amount of 2,000,000, issued by Sutura to Mr. Burrows on September 27, 2001, payment of certain expenses, and providing for the repurchase of 61,902 shares of Sutura's common stock held by Burrows. Additionally, as part of the settlement, Mr. Burrows and Sutura agreed to terminate a warrant to purchase 60,000 shares of Sutura common stock previously issued to Mr. Burrows.

                  NOVAK SETTLEMENT

         On October 19, 2004, Sutura, Alfred Novak, Go Industries, Inc. and Novacon, LLC entered into a settlement agreement pursuant to which Sutura paid Mr. Novak $1,197,920 as payment in full for all amounts due under a certain 8% convertible promissory note in the principal amount of $1,000,000, issued by Sutura to Mr. Novak on September 1, 2001, as well as in settlement of certain expenses and consulting fees claimed due Mr. Novak and Novacon.

         SuperStitch Products

         Sutura believes that its SuperStitch products permit the rapid and definitive closure of the arterial access site following a percutaneous catheterization procedure in a more efficient manner than conventional compression closure methods. Further, the SuperStitch products provide sutured closure of the arterial access site utilizing the existing catheter sheath introducer without requiring open surgery traditionally used to accomplish sutured closure. The SuperStitch products are designed for ease of use by physicians, to provide a rapid hemostasis, to reduce risks and costs associated with catheterization procedures and to minimize patient pain and discomfort.

         The research and development of Sutura's products is performed under the direction of Anthony Nobles, CEO/President and Ben Brosch V.P. of Engineering and Research and Development. Sutura's research and development staff have been focused on the new next generation SuperStitch product, which has just been released to the market. Sutura's engineers and their resources are focused to develop and improve existing product designs, to reduce cost and improve the manufacturability of these designs, and to develop advanced designs to be utilized in other applications.

         Sutura's current products are:

         F5 SUPERSTITCH. Sutura has prototyped this product and expects this product to allow for sutured closure of smaller arteriotomies.

         F8 & F6 SUPERSTITCH NEXT GENERATION. Sutura has just released these products, which is a significant advancement over and replaces the current F8 & F6 SuperStitch designs. The SuperStitch Next Generation has a newly designed handle that reduces the already simple 5-step process to an even simpler 3-step process. The SuperStitch Next Generation also incorporates several other features that Sutura believes will improve ease of use of the product.

         F13 & F18 SUPERSTITCH. Sutura has prototyped and tested these products in cadavers and live tissue models and expects this product to address the growing market of abdominal aortic aneurisms. Sutura believes that this will allow Sutura to set itself apart from its competitors by producing a product to close holes of these sizes.

         SUPERSTITCH ASD & SUPERSTITCH PFO. Sutura has prototyped these products and expects to begin testing in the first half of 2005. Sutura believes that these products represent a significant financial potential for Sutura and believes that the financial opportunity for these products will rival that of the F6 and F8 product line.

         Sutura's F8 & F6 SuperStitch products (including the just released Next Generation product) are cleared under Section 510(k) of the Food, Drug and Cosmetic Act to be sold in the U.S. and Sutura has CE mark permitting sale of the F8 & F6 products in Europe. Sutura has also met all of the registration requirements for selling the SuperStitch F8 & F6 devices in Australia. To date, Sutura has had limited sales of the F8 & F6 products in Europe. Sutura is in the process of expanding its marketing and sales force to expand the marketing launch of the F8 & F6 products in the U.S. and to expand its European sales efforts.

         Business Strategy

         Sutura's strategy is to become the leader in the development, manufacturing and marketing of minimally invasive arterial vessel closure devices primarily in the field of cardiology and radiology. Sutura's products are currently marketed to interventional cardiologists, radiologists and vascular surgeons. Marketing of the F8 & F6 products has just begun in the U.S. Sutura plans to market its products in the U.S. through a direct sales organization. Sutura believes that a majority of catheterization procedures performed in the United States are performed in high volume catheterization laboratories. Sutura believes that it can effectively service the laboratories and groups with a small focused sales group. Sutura will utilize its sales force to introduce its products to customers, provide focused physician training in product use and to maintain relationships by addressing product needs and responding to customer needs for products as well as to input regarding Sutura's current devices and product development plans.

         Sutura has been selling in the European market through its distribution network in Spain and Italy and directly marketing and selling products in France. During fiscal year 2005, Sutura expects to expand into Germany and the U.K. and several other European countries. Sutura has several distributors including Palex in Spain, AB Medica in Italy, and Getz Bros. in Australia, Japan and the rest of Asia. We have recently begun initial sales in Australia and we expect to launch Hong Kong and China next year. Sutura has begun hiring its U.S. sales force in the fourth quarter of 2004 and has just commenced the domestic launch of its F8 & F6 products.

         Manufacturing

         Sutura currently manufactures, assembles, tests and packages its SuperStitch products at its facility in Fountain Valley, California. Sutura purchases certain components from various suppliers and relies on single-source suppliers for certain parts to its devices. To date, Sutura has not experienced any significant adverse effects resulting from shortages of components; however, future shortages or delays as Sutura scales up its activities in support of its sales in the U.S. and internationally could have a material adverse effect on Sutura's business, financial condition and results of operations. Sutura has just announced the release of its Next Generation SuperStitch product, and any problems encountered in manufacturing scale-up or availability of parts could have a material adverse effect on its business, financial condition and results of operations.

         Sutura is required to register as a medical device manufacturer with the FDA and is subject to inspections by the FDA for compliance with good manufacturing practices and other applicable regulations. Additionally, in connection with its international sales, Sutura is also required to comply with various requirements and standards necessary to permit it to sell its products in other countries. All of these standards and practices require that Sutura maintain processes and documentation in a prescribed manner with respect to its manufacturing, testing and quality control activities relating to its products. Failure to achieve or maintain compliance with the applicable regulatory requirements or standards of the various regulatory agencies would have a material adverse effect on Sutura's business, financial condition and results of operations.

         Competition

         Competition in the marketplace for arterial access site closure devices is intense, and Sutura expects competition to continue to increase in the future. Competition in the market includes conventional manual compression devices, mechanical compression devices, collagen plug closure devices and suture/staple closure devices. Many of Sutura's competitors have substantially greater name recognition and financial resources than does Sutura. Further, certain of Sutura's competitors have greater resources and expertise in research and development, manufacturing, marketing and regulatory affairs. There can be no assurance that Sutura's competitors will not be more effective in marketing and developing products than Sutura or that Sutura will be able to compete effectively against such competitors.

         Patents and Proprietary Rights

         Sutura's policy is to protect its proprietary position by, among other methods, filing United States and foreign patent applications to protect its technology and inventions that are important to its business. Sutura has been granted six patents with claims for its SuperStitch technology and has had a seventh patent allowed. Sutura has additional patents on file, both domestically and internationally.

         In 2002, Sutura received notice from Perclose, a division of Abbott Laboratories, that certain of its technologies infringe Perclose's patents. Sutura believes that it does not infringe Perclose's or any third-party's patents and that it has a strong intellectual property position. Sutura has worked with its patent counsel and has obtained non-infringement opinions, including as to the Perclose patents, and has engaged legal counsel to prepare additional non-infringement opinions. Sutura and its management take a very aggressive stance toward this intellectual property position and will use all available resources to protect our rights. Sutura believes that its intellectual property offers a barrier to competition and a competitive advantage compared to other products.

         Although Sutura has attempted to protect its technology through the filing of various patents, patents within the medical device industry are uncertain and involve complex and involving legal and factual questions. The coverage sought by Sutura in its patent applications either may be denied or significantly reduced, both before or after the patent is issued. Accordingly, there can be no assurance that any patent applications will result in the issuance of patents or that the patents issued to Sutura now or in the future will provide significant or even sufficient protection or commercial advantage. Further, there can be no assurance that Sutura will have the financial resources to defend its patents from infringement or claims of invalidity.

         Government Regulation

         Sutura's products are regulated in the United States as "medical devices" by the FDA under the Federal Food, Drug and Cosmetic Act, ("FDC Act") and require pre-market clearance or approval by the Food and Drug Administration ("FDA") prior to commercialization. Further, material changes or modifications to medical devices are also subject to FDA review and clearance or approval. Pursuant to the FDC Act, the FDA also regulates the research, testing, manufacture, safety, labeling, storage, recordkeeping, advertising, distribution and production of medical devices in the U.S. Noncompliance with the applicable requirements can result in warning letters, fines, injunctions, civil penalties, recall or seizure of products, total or partial suspension of production, failure of the government to grant pre-market clearance or pre-market approval for devices, and criminal prosecution.

         Generally, before a new device can be introduced into the U.S. marketplace, the manufacturer or distributor must obtain FDA clearance of a 510(k) notification or approval of a pre-market approval ("PMA") application. If a medical device manufacturer or distributor can establish that a device is "substantially equivalent" to a "predicate device" which is legally marketed as a class I or class II device or to a pre-amendment class III device which the FDA has not called for PMAs, the manufacturer or distributor may seek clearance from the FDA to market the device by submitting a 510(k) notification. A 510(k) notification may need to be supported by appropriate data, including clinical data, establishing the claim of substantial equivalence to the satisfaction of the FDA.

         Following submission of the 510(k) notification, the manufacturer or distributor may not place the device into commercial distribution until an order is issued by the FDA. No law or regulation specifies the time limit by which the FDA must respond to a 510(k) notification. If a manufacturer or distributor of a medical device cannot establish that a proposed device is substantially equivalent to a predicate device, the manufacturer or distributor must seek pre-market approval of the device through submission of a PMA application. PMA applications must be supported by extensive data, including pre-clinical and clinical trial data as well as extensive literature to prove the safety and efficacy of the device.

         On March 1, 2000, Sutura received 510(k) clearance to market the SuperStitch devices, subject to the general controls provisions of the FDC Act, which includes requirements for annual registration, listing of devices, good manufacturing practices, labeling and prohibitions against misbranding and adulteration.

         Product Liability and Insurance

         Sutura's business involves the risk of product liability claims. Although Sutura maintains product liability insurance, there can be no assurance that product liability claims will not exceed such insurance coverage limits or that such insurance or coverage limits will be available on commercially reasonable terms or at all, each of which could have a material adverse effect on Sutura.

         Legal Proceedings

         From time to time Sutura is involved in legal proceedings arising in the ordinary course of its business. Sutura believes that there is no litigation pending against it that should have, individually or in the aggregate, a material adverse effect on its financial position or results of operations.

                                SUTURA MANAGEMENT

         Executive Officers and Directors

         The following table sets forth information as to persons who serve as Sutura's directors and execute officers, together with their positions and ages.

------------------------------- --------------- -------------------------------------------------------------
NAME                                     AGE             POSITION
------------------------------- --------------- -------------------------------------------------------------
Anthony Nobles                           40              President, Chief Executive Officer and Chairman of
                                                the Board of Directors
------------------------------- --------------- -------------------------------------------------------------
Egbert Ratering                          56              Chief Financial Officer, Executive Vice President
                                                and Director
------------------------------- --------------- -------------------------------------------------------------
John Crew, M.D.                          71              Director
------------------------------- --------------- -------------------------------------------------------------
Robert Hill                              65              Vice President of Operations
------------------------------- --------------- -------------------------------------------------------------
Benjamin Brosch                          57              Vice President of Engineering and Research    and
                                                Development
------------------------------- --------------- -------------------------------------------------------------

         Set forth below is a brief description of the business experience of the persons serving as Sutura's directors and executive officers.

         ANTHONY NOBLES - CEO, PRESIDENT AND CHAIRMAN. Mr. Nobles co-founded Sutura in 1996 with Mr. Ratering and has served as its Chairman of the Board from inception to date. He has also served as Sutura's President and Chief Executive Officer since inception to date, except for a brief period from January 2000 to October 2001 during which time he held the title of Chief Technology Officer. In addition, Mr. Nobles has founded other medical device companies with Mr. Ratering, for which he serves as an officer and director. He has been awarded various patents for medical devices for use in cardiovascular surgery, neurosurgery, obstetrics/gynecology, and vascular & general surgery.

         EGBERT RATERING - CHIEF FINANCIAL OFFICER, EXECUTIVE VICE PRESIDENT AND DIRECTOR. Mr. Ratering co-founded Sutura in 1996 with Mr. Nobles. He has served as a director of Sutura and as Executive Vice President and Managing Director of Sutura's European subsidiaries since inception, and has served as Sutura's Chief Financial Office since January, 2003. In addition, Mr. Ratering has founded other medical device start-up companies with Mr. Nobles, for which he serves as an officer and Director. Prior to co-founding Sutura, Mr. Ratering was employed by Cordis Corporation, a JOHNSON-JOHNSON company from 1976 to 1996 and was responsible for worldwide manufacturing for Cordis from 1995 to 1996.

         JOHN CREW, M.D. - DIRECTOR. Dr. Crew has served as a director of Sutura since September, 2002. Dr. Crew has been a practicing physician in the San Francisco/Daly City, California area since 1964. He is certified by the American Board of Surgery, Vascular and the American Registry of Diagnostic Medical Sonographers. Dr. Crew is currently serving as the Director of Cardiovascular Surgical Research for the San Francisco Heart Institute at Seton Medical Center in Daly City, California and as the Medical Director for the San Francisco Wound Care Center in Daly City, California. He has authored and co-authored numerous published articles on the vascular and cardiovascular related topics.

         ROBERT HILL - VICE PRESIDENT. Mr. Hill joined Sutura in August, 1999 as Vice President, Manufacturing. Mr. Hill now serves as Vice President of Operations. Mr. Hill served as Vice President, Operations at Neuro-Navigational Corp. from 1992 through 1999.

         BENJAMIN BROSCH - VICE PRESIDENT. Mr. Brosch joined Sutura at its inception and has served as Vice President of Engineering and Research & Development since January 2004. Prior to that time, he served as Director of Research and Development and as Director of Machine Shop and Internal Resources at Sutura. Mr. Brosch has worked for several medical device firms at which he has held management and operational positions. Mr. Brosch is a co-inventor on several patents with Mr. Nobles, including the patents for the SuperStitch products.

         Executive Employment Agreements

                  NOBLES EMPLOYMENT AGREEMENT.

         Mr. Nobles is currently employed by Sutura as its Chief Executive Officer and President. The term of Mr. Nobles employment agreement extends from January 1, 2003 until December 31, 2007. Pursuant to his employment agreement, Mr. Nobles receives annual base salary of $250,000, subject to a minimum annual increase of no less than the increase in the average cost of living index. Mr. Nobles has founded, and for which he generally serves as an officer and director, various other medical device companies outside of the arterial vessel closure area. Mr. Nobles' employment agreement requires that he devote at least 50% of his employable time, attention, skill and efforts to the faithful performance of his duties with Sutura. Mr. Nobles' employment agreement specifically prohibits Mr. Nobles from participating in a business that competes with Sutura's business during his employment. It is anticipated that Mr. Nobles will enter into a new employment agreement with the surviving company following the proposed merger on substantially the same terms as his current employment with Sutura.

                  RATERING EMPLOYMENT AGREEMENT.

         Mr. Ratering is currently employed by Sutura as its Executive Vice President European Operations and serves as Sutura's Chief Financial Officer. Mr. Ratering's employment is at will and provides for an annual salary of Euro 120,000 approximately ($150,000 U.S. dollars) and an additional Euro 20,000 (approximately $25,000 U.S. dollars) in annual benefit allowance. It is anticipated that Mr. Ratering will enter into a new employment agreement with the surviving company following the proposed merger on substantially the same terms as his current employment with Sutura; provided, however, following the merger it is expected that the surviving company will retain a separate individual to serve full-time as its Chief Financial Officer.

                  OTHER EXECUTIVES.

         The other executive officers identified in the Executive Officers and Directors Table above do not have written employment agreements and are "at-will" employees. It is expected that each of those other executives will be offered "at-will" employment with the surviving company following the proposed merger on substantially the same terms as their current employment with Sutura.

                                        SUMMARY COMPENSATION TABLE

--------------------------------------------------- ----------------------------------------------------------
                                                             ANNUAL COMPENSATION
--------------------------------------------------- ----------------------------------------------------------
         NAME AND PRINCIPAL POSITION                YEAR            SALARY       BONUS       OTHER ANNUAL
                                                                                             COMPENSATION
--------------------------------------------------- --------------- ------------ ----------- -----------------
         Anthony Nobles,                            2003(1)         $250,000           -0-            -0-
Chief Executive Officer and President
                                                    2002(2)         $232,800           -0-            -0-

                                                    2001            $239,723           -0-            -0-
--------------------------------------------------- --------------- ------------ ----------- -----------------
         Egbert Ratering,                           2003(2)         $150,000           -0-            25,000
Chief Financial Officer and Executive Vice
           President                                2002(4)         $126,000           -0-            21,000

                                                    2001            $108,000           -0-            18,000
--------------------------------------------------- --------------- ------------ ----------- -----------------

         (1) No salary or other compensation was actually paid in 2003. All amounts of 2003 salary were accrued.
         (2)      $145,500 was paid in 2002. $87,300 of 2002 salary has been accrued.
         (3) No salary or other compensation was actually pain in 2003. All amounts of 2003 salary were accrued.
         (4)      $42,000 was paid in 2002. $84,000 of 2002 salary has been
                  accrued.

         Sutura did not grant any stock options or stock appreciation rights
(SARS) to any named, executive officer during fiscal year 2003, or during fiscal year 2004 to date.

         PRINCIPAL STOCKHOLDERS OF SUTURA

         The following table sets forth the beneficial ownership of shares of our common stock as of November 30, 2004.

         Information with respect to beneficial ownership has been furnished for each director, executive officer or beneficial owner of more than 5% of our common stock. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of November 30, 2004 are deemed outstanding for purposes of computing such person's percentage ownership, but are not deemed outstanding for computing the percentage ownership of any other person.

         The percentage of beneficial ownership is based on 7,360,788 shares of common stock outstanding as of December 31, 2004.

         Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of the following stockholders is c/o Sutura, Inc., 17080 Newhope Street, Fountain Valley, California 92708.

                                    COMMON STOCK BENEFICIAL OWNERSHIP TABLE

----------------------------------------------------- -------------------- ---------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                  NUMBER OF SHARES     PERCENTAGE OF SHARES
                                                      BENEFICIALLY HELD    BENEFICIALLY OWNED
----------------------------------------------------- -------------------- ---------------------
5% STOCKHOLDERS:
----------------------------------------------------- -------------------- ---------------------
         Anthony Nobles (1) .........................         4,447,160            54.62%
----------------------------------------------------- -------------------- ---------------------
         Egbert Ratering (2) ........................         4,037,160            52.53%
----------------------------------------------------- -------------------- ---------------------
         Grootkasteel, B.V. (3) .....................         3,136,160            42.61%
----------------------------------------------------- -------------------- ---------------------
         Go Industries, Inc..........................           622,000             8.45%
----------------------------------------------------- -------------------- ---------------------
         Alfred Novak (4) ...........................           686,000             9.24%
----------------------------------------------------- -------------------- ---------------------
         Synapse Capital Fund (5) ...................         1,145,180            15.56%
----------------------------------------------------- -------------------- ---------------------
         Whitebox (6) ...............................           995,718            11.92%
----------------------------------------------------- -------------------- ---------------------
EXECUTIVE OFFICERS & DIRECTORS:
----------------------------------------------------- -------------------- ---------------------
         Anthony Nobles .............................         4,447,160            54.62%
----------------------------------------------------- -------------------- ---------------------
         Egbert Ratering ............................         4,037,160            52.53%
----------------------------------------------------- -------------------- ---------------------
         John Crew, MD (7) ..........................            35,000               *
----------------------------------------------------- -------------------- ---------------------
         All directors and officers as a group (8)            5,383,160            63.32%
----------------------------------------------------- -------------------- ---------------------

* Indicates less than 1%.

         (1) Includes 226,000 shares held by Anthony Nobles; 300,000 shares held by The Anthony Nobles Family Limited Partnership; 4,000 shares held by Rhonda Nobles; 2,784,000 shares held by Grootkasteel B.V.; 775,000 shares issuable upon the exercise of options held by Anthony Nobles; 6,000 shares issuable upon exercise of options held by Rhonda Nobles; and 352,160 shares issuable upon conversion of preferred stock held by Grootkasteel B.V. Anthony Nobles is an officer and director of Grootkasteel B.V. and holds the power to vote all shares held by The Anthony Nobles Family Limited Partnership. Rhonda Nobles is the spouse of Mr. Nobles.

         (2) Includes 276,000 shares held by Egbert Ratering; 100,000 shares held by Franck Ratering; 100,000 shares held by Alex Ratering; 100,000 shares held by Harry Ratering; 2,784,000 shares held by Grootkasteel B.V.; 325,000 shares issuable upon conversion of options held by Egbert Ratering; and 352,160 shares issuable upon conversion of preferred stock held by Grootkasteel B.V. Egbert Ratering is an officer and director of Grootkasteel B.V. Franck Ratering, Alex Ratering and Harry Ratering are issue of Mr. Ratering.

         (3) Includes 352,160 shares issuable upon conversion of preferred stock.

         (4) Includes 622,000 shares held by Go Industries, Inc.; 1,000 shares held by Irwin Novak; 2,000 shares held by Jessica Novak; 1,000 shares held by Judi Novak; and 60,000 shares issuable upon exercise of options held by Alfred Novak. Alfred Novak holds a controlling interest in Go Industries, Inc. Irwin, Jessica and Judi Novak are members of Mr. Novak's immediate family.

         (5) Includes 472,590 shares issued to Synapse Fund I LLC and 672,590 shares issued to Synapse Fund II LLC. Synapse Capital Fund is the managing member of both Synapse Fund I and Synapse Fund II .

         (6) Includes all shares beneficially owned by Pandora Select Partners L.P., a British Virgin Islands limited partnership; Whitebox Hedged High Yield L.P., a British Virgin Islands limited partnership; Whitebox Convertible Arbitrage Partners L.P. a British Virgin Islands limited partnership; Gary S. Kohler and Scot W. Malloy. The number of shares is subject to adjustment based on various factors, including the trading price of TVGR for the 20-trading days preceding the merger. The number of shares set forth in the table were calculated using the formula that assumed that no merger had been consummated by February 28, 2005.

         (7) Includes 30,000 shares issuable upon exercise of options and 5,000 shares issuable upon the exercise of warrants.

         (8) Calculation includes all shares beneficially owned by Anthony Nobles (as indicated in footnote 1 above); plus all shares beneficially owned by Egbert Ratering (as indicated in footnote 2 above) less shares held by Grootkasteel B.V. which were included once in the calculation of the Nobles shares; plus all shares beneficially owned by John Crew, MD (as indicated in footnote 6 above).

         RELATED PARTY TRANSACTIONS

         Sutura currently owes Mr. Ratering, an officer and director of Sutura, the principal amounts of $348,000 and $293,618 pursuant to two promissory notes, each bearing simple interest at 8% and each becoming due and payable on December 31, 2005. The accrued interest on such notes as of September 30, 2004 was approximately $44,000 and $57,000, respectively.

         Sutura currently owes Mr. Nobles, an officer and director of Sutura, the principal amount of $150,000 pursuant to a promissory note bearing simple interest at 8% and becoming due and payable on December 31, 2005. The accrued interest on the note as of September 30, 2004 was approximately $19,000.

         Sutura currently owes Gauss N.V. the principal amount of (euro)80,000 (approximately $100,000 U.S. Dollars) pursuant to a promissory note bearing simple interest at 8% and becoming due and payable on December 31, 2005. The accrued interest on the note as of September 30, 2004 was approximately
(euro)14,500 (approximately $19,000 U.S. Dollars). Gauss N.V. is jointly owned by Mr. Ratering and Mr. Nobles.

         Mr. Ratering had previously agreed to convert the principal amount of an 8% promissory note, plus accrued but unpaid interest, into shares of Sutura's common stock contingent upon the closing of the merger of Sutura with Millenium Holding Group, Inc. on or before December 31, 2004, with such conversion to be effective immediately prior to the closing of the merger. Mr. Ratering also has agreed to convert that note upon the closing of the merger with TVGR, Inc. in the same manner. The principal amount of such note is $1.0 million and the unpaid accrued interest as of September 30, 2004 was approximately $262,000. The principal amount and unpaid accrued interest on the note will convert into shares of Sutura common stock at a per share price determined by dividing $35.0 million by the total number of outstanding shares of Sutura on a fully diluted basis at the time of conversion. The conversion price as of November 30, 2004 was approximately $3.65 per share. If the merger fails to close on or before March 31, 2005, this promissory note will not be converted and the due date on this promissory note will be extended to December 31, 2005.

         Sutura previously leased its facilities in Fountain Valley, California (Newhope Street Property), from Mr. Nobles. During fiscal years 2003 and 2002, Mr. Nobles charged rental payments to Sutura of $300,000 and $270,813, respectively; however, Sutura did not actually pay any of the rent amounts due in 2003 and 2002 until April of 2004 when $ 300,000 was paid. A further $115,000 of back rent was paid directly to one of the lenders holding a deed of trust on the property on behalf of Mr. Nobles in May 2004. From January 1 through July 30, 2004, Mr. Nobles charged rent amounts of $175,000, and a final rent payment of $250,000 was made in September 2004. Sutura accrued additional late penalties incurred by Mr. Nobles in 2003 and 2004 for failure to timely pay interest in the amounts of $90,000 and $ 53,660 respectively. The accrued penalty amounts remain due and owing to Mr. Nobles.

         In 2002, Mr. Nobles agreed to borrow $500,000 secured by the Newhope Street Property and then to loan such amount to Sutura in exchange for an 8% promissory note and the foregiveness of all outstanding principal and interest on a promissory note executed in favor of Sutura by Mr. Nobles, dated March 1, 2000 in the amount of $422,600. To induce the lender to provide the original loan to Mr. Nobles, Sutura agreed to guaranty the loan and issued to the lender 15,000 shares of Sutura common stock at a price of $0.01 per share. Mr. Nobles sold the Newhope Street Property to NV Properties LLC in August 2004 as further described below and repaid the loan amounts. The guaranty of the loan by Sutura terminated at such time.

         On August 2, 2004, Mr. Nobles sold the Newhope Street Property to NV Properties LLC, a Nevada limited liability company. At the same time, NV Properties entered into a new lease with Sutura on substantially the same economic terms as the prior lease between Sutura and Mr. Nobles. The term is for a period of ten years, commencing on August 1, 2004. The base rent is $25,000 per month and is subject to adjustment on an annual basis by the change, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for CPIW (Urban Wage Earners and Clerical Workers) for Los Angeles, Riverside, Orange Counties). The Board of Directors believes that the terms of the lease with NV Properties is at fair market value and consistent with the marketplace. Mr. Nobles is a member with a 42.3266% interest in NV Properties and serves as one of its three managers. The provisions of the NV Properties' Operating Agreement provide that actions are taken by majority vote of the managers and that no manager may vote on actions in which he has a direct or indirect financial interest other than as a member or manager of NV Properties. The Operating Agreement specifically prohibits Mr. Nobles from voting on any matter pertaining to the lease of the building by NV Properties to Sutura.

         Mr. Nobles had previously agreed to convert the principal amount of an 8% promissory note, plus accrued but unpaid interest, into shares of Sutura's common stock contingent upon the closing of the merger of Sutura with Millenium Holding Group, Inc. on or before December 31, 2004, with such conversion to be effective immediately prior to the closing of the merger. Mr. Nobles also has agreed to convert that note upon the closing of the merger with TVGR, Inc., in the same manner. The principal amount of such note is $500,000 and the unpaid accrued interest as of September 30, 2004 was approximately $90,000. The principal amount and unpaid accrued interest on the note will convert into shares of Sutura common stock at a per share price determined by dividing $35.0 million by the total number of outstanding shares of Sutura on a fully diluted basis at the time of conversion. The conversion price as of November 30, 2004 was approximately $3.65 per share. If the merger fails to close on or before March 31, 2005, the promissory note will not be converted and the due date on the promissory note will be extended to December 31, 2005.

         In September 1999, Sutura entered into a Patent License Agreement with Sterilis, Inc., a California corporation. Sterilis is a medical device company focused on developing business in the obstetrical and gynecological fields and markets. Both Mr. Nobles and Mr. Ratering are officers, directors, and shareholders of Sterilis. Pursuant to the Patent License Agreement, Sutura has granted Sterilis an exclusive, worldwide license to manufacture and sell certain suturing devices within the obstetrical, gynecological and urological fields of use, specifically reserving the patent rights for developing products in the cardiological field of use. In exchange for this license, Sterilis paid Sutura a one-time fee of $250,000. The license agreement specifies that, unless terminated sooner under an event of default as defined in the Agreement, the license granted would terminate on the expiration date of the last of the licensed patents.

         On October 1, 2000, Sutura and Sucor, Inc., a California corporation, entered into a License Agreement. Sucor is a medical device company focused on developing business for suturing devices solely used for venous occlusion, including varicose vein closure. Both Mr. Nobles and Mr. Ratering are officers, directors, and shareholders of Sucor. Pursuant to the License Agreement, Sutura has granted Sucor an exclusive, worldwide license to manufacture and sell certain suturing devices that would be used solely in the venous occlusion, and vein closure fields of use, specifically reserving the patent rights for developing products in the cardiological field of use. In exchange for this license, Sucor has paid to Sutura, a non-refundable license fee of $100,000, and has issued to Sutura 117,647 shares of its common stock. The license agreement will expire on the expiration date of the last of the licensed patents.

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

         The following discussion of Sutura's results of operations and financial condition should be read together with the unaudited consolidated financial statements and the notes thereto included in this Information Statement. This discussion may contain forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from the results anticipated in any forward-looking statements as a result of a variety of a variety of factors, including those discussed in "Risk Factors" and elsewhere in this Information Statement.

         General

         Sutura, Inc. and its wholly-owned subsidiary (collectively, "Sutura") was incorporated in Delaware on August 14, 1996, under the name NR Medical, Inc., and changed its name in July 1998 to Sutura, Inc. Sutura is a medical device company that designs, develops, manufactures, and markets a family of patented suture mediated stitching devices for vessel closure in cardiological and radiological applications. In addition Sutura has under development several projects utilizing its patented stitching technologies to address less invasive approaches to a much broader range of applications.

         Sutura's operations, to date, have consisted mainly of raising capital, research, development, and clinical testing of its SuperStitch vessel closure suturing devices, obtaining regulatory approvals in both the U.S. and Europe and limited manufacturing and sales to certain European customers.

         Sutura has not generated any pre-tax income to date and therefore has not paid any federal income taxes since inception. No provision or benefit for federal and state income taxes has been recorded for net operating losses incurred in any period since our inception.

         Sutura has incurred substantial losses during its years ended December 31, 2003 and 2002, has incurred losses each year since its inception, and has relied on investment capital and loans to fund its operations. During the last two fiscal years, Sutura was unable to obtain sufficient investment capital or loans to fund its operations and was forced to reduce the manufacture and marketing of its products to only a few accounts in Europe. During such time, Sutura was unable to pay certain notes payable as they came due and was required to renegotiate the terms of certain notes to extend the payment date.

         Critical Accounting Policies and Estimates

         Sutura's unaudited consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, and management is required to make certain estimates, judgments and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods presented. The significant accounting policies which Sutura believes are the most critical to aid in fully understanding and evaluating its reported financial results include the following:

         Principles of consolidation

         The consolidated financial statements include the accounts of Sutura Inc. and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated.

         Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and disclosures made in the accompanying notes. Actual results could differ from those estimates.

         Foreign Currency Translation and Transactions

         Foreign assets and liabilities are translated using the year-end exchange rates. Results of operations are translated using the average exchange rates throughout the year. Translation gains or losses are accumulated as a separate component of shareholders' equity.

         Revenue Recognition

         Revenue from sales of our products is recognized under the provisions of SAB No. 104, which is generally when products are shipped, title has transferred and risk of loss has passed. In the United States, Germany and France, Sutura sells its products directly to hospitals and clinics. Revenue is recognized upon shipment of products to customers, net of returns. In all other international markets, Sutura sells it products to international distributors, who subsequently resell the products to hospitals and clinics. Sutura has agreements with each of its distributors which provide that title and risk of loss pass to the distributor upon shipment of the products to the distributor.

         Accounts Receivable

         We maintain an allowance for uncollectible accounts receivable to estimate the risk of extending credit to customers and distributors. The allowance is estimated based on the customer or distributor's compliance with our credit terms, the financial condition of the customer or distributor and collection history where applicable. Additional allowances could be required if the financial condition of our customers or distributors were to be impaired beyond our estimates. At the end of September Sutura had no accrual as all trade receivables had been collected.

         Inventories

         Inventories are valued at the lower of the actual cost or market (using "first-in, first-out" method). Cost includes materials, labor and production overhead. We periodically evaluate the carrying value of inventories and maintain an allowance for obsolescence to adjust the carrying value as necessary to the lower of cost or market. At the end of September 30, 2004, all inventory items were either expensed or scrapped as Sutura was preparing for production start-up of the new version of the SuperStitch.

         Valuation of Long-Lived Assets

         Property, plant and equipment, intangible and certain other long-lived assets are amortized over their useful lives. Useful lives are based on our estimate of the period that the assets will generate revenue or otherwise productively support our business goals. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through future business operations. In our estimate, no provision for impairment is currently required on any of our long-lived assets.

         Research and Development Costs

         All research and development costs are charged to operations as incurred.

         Stock-Based Compensation

         Sutura accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and complies with the disclosure provisions of SFAS 123, "Accounting for Stock-Based Compensation". Under APB 25, compensation cost is recognized over the vesting period based on the excess, if any, on the date of grant of the deemed fair value of Sutura's shares over the employee's exercise price. When the exercise price of the employee share options is less than the fair value price of the underlying shares on the grant date, deferred stock compensation is recognized and amortized to expense in accordance with FASB Interpretation No. 28 over the vesting period of the individual options. Options or shares awards issued to non-employees are valued using the fair value method and expensed over the period services are provided.

         Sutura accounts for equity instruments issued to non-employees in accordance with the provisions of Financial Accounting Standards No 123, accounting for Stock-Based Compensation, and as amended by SFAS 148, and Emerging Issues Task Force Issue No 96-18, accounting for Equity Instruments that are issued to Other than Employees for Acquiring, or in conjunction with Selling, Goods or Services.

         Debt with Stock Purchase Warrants and Beneficial Conversion Features

         The proceeds received from debt issued with stock purchase warrants is allocated between the debt and the warrants, based upon the relative fair values of the two securities and/or beneficial conversion features. Fair value of the debt element of the financial instrument is determined by discounting the future payments of principal and interest, and the balance of the proceeds is accounted for as additional paid in capital. The resulting debt discount is amortized to expense over the term of the debt instrument, using the effective interest method.

     Financial Condition and Results of Operations for Year Ended December 31, 2003 Compared to Year Ended December 31, 2002

         Comparing the results of operations between the years ended December 31, 2003 and December 31, 2002, the most significant changes affecting operating results were the decrease in sales and the reductions in headcount and related expenses.

         Net Sales

         Net sales decreased 42 % to $197,941 for the year ended December 31, 2003 compared to $336,301 for the year ended December 31, 2002. The decrease in sales is a result of reduced capital resources and therefore Sutura's strategic decision to reduce its marketing and sales headcount and maintain only certain accounts while preparing for the release of our next generation SuperStitch product.

Cost of goods sold

         Cost of goods sold is comprised of all costs to manufacture our products, including materials, labor and related overhead costs such as warranty and service costs. Cost of sales decreased 70% to $649,063 for the year ended December 31, 2003 down from $2,206,236 in the year ended December 31, 2002. The decrease is mostly the result of reduced headcount and related expenditures.

         Depreciation and amortization

         The total cost of depreciation and amortization increased by 45% to $1,025,135 in the year ended December 31, 2003 from $707,891 in the year ended December 31, 2002. Included in the 2003 number is a warrant of 50,000 shares issued to A Nobles to avoid foreclosure of the building. The cost of the warrant was $406,000 and amortized in 2003. The company in 2003 also issued 20.000 warrants to one of the note holders to induce him to extend his note. The cost of these warrants was $148,384 and amortized in 2003. In 2002 the company issued 15,000 shares to a lender also in connection with a threatened foreclosure of the building for a total cost of $121,800.

         Total depreciation of fixed assets decreased 20% to $470,751 in 2003 compared to $586,091 in 2002. The decrease is the result of more assets being fully depreciated and relatively low investment in new equipment over the last several years.

         Research and Development

         Research and development expenses consist of engineering personnel salaries and benefits, prototype supplies, contract services and consulting fees related to product development. Research and development expenses decreased 48 % to $463,890 in the year ended December 31, 2003 from $889,221 in the year ended December 31, 2002. The decrease was primarily the result of reductions in headcount and a decrease of expenses toward lower priority projects while focusing on the next generation of the 6 French SuperStitch.

         Sales and Marketing

         Sales and marketing expenses consist of salaries and benefits, commissions, and other costs related to our direct sales force, advertising costs and expenses related to trade shows, distributor support and seminars. Sales and marketing expenses decreased 67% to $424,510 in the year ended December 31, 2003 from $1,280,164 in the year ended December 31, 2002. As a result of the difficult financial position of Sutura at the time, Sutura made a fundamental decision to remove the costs of U.S. based Sales and Marketing personnel until such time as the next generation SuperStitch product could be released for sale in the U.S. and additional funds were available to support such personnel. The decrease in expenses resulted primarily from head count reductions and reduced sales and marketing activity.

         General and Administrative

         General and administrative expenses consist of salaries and benefits of administrative personnel as well as insurance, professional and regulatory fees and provisions for doubtful accounts. General and administrative expenses increased 23% to $3,086,202 in the year ended December 31, 2003 from $2,505,578 in the year ended December 31, 2002. A large part of these expenses are stock based compensation for both employees and non employees. Total stock based compensation in 2003 for employees was $596,640 compared to $593,440 in 2002. In 2000 and in 2001 the board of directors decided to issue options below fair value and lowered the price of existing options. As a consequence these options have to be accounted for as a variable plan and any change in the fair value has to be expensed.

         Options under this variable plan were also issued to former management of Sutura and have to be accounted for in the same way. The company expensed as a result $505,218 in 2003 and $895,818 in 2002 as consulting expenses. In 2003 the company issued 50,000 options for various consulting services with a fair value of $307,257 which was amortized in 2003. The company further issued 7500 shares to one of its consultants and expensed the value of $ 60,900 in 2003.

         Also in 2003 the company issued 100,000 shares to Marlin Ventures to assist in obtaining private financing. The fair value of the shares of $812,000 was expensed as financial consulting in 2003. In 2002 the company incurred no such expense. In 2003 Sutura incurred expenses related to its Newhope facility of $393,000 compared to $270,000 in 2002. The increase is mainly the result of $90,000 in penalties caused by Sutura's inability to pay the rent on time in 2002 and 2003. All the above offset a decrease in general office and staff expenses as Sutura decreased personnel from 43 full-time equivalents in 2002 to 14 full-time equivalents in 2003.

         In 2001 Sutura issued convertible notes and a warrant to obtain $4 million in short term financing. The notes carry 8% interest and have beneficial conversion features with a discount to fair value of $1,627,789. The warrant has a fair value of $236,953. Of this $98,277 was expensed in 2003 and $1.606,023 was amortized in 2002.

Interest Income/Expense

         Interest income relates to interest earned on our cash balances, and interest expense mainly to interest paid on short term notes that Sutura has issued in 2001 and 2002. Interest expenses for the year ended December 31, 2003 were $504,039 compared to $593,723 in the year ended December 31, 2002. The decrease is the result of conversion of two 20% high interest notes into equity in 2002.

         Liquidity and Capital Resources

         During the year 2003 the Company managed to reduce cash used in operating activities to $411,300 compared to $2,227,111 in 2002 mainly by reducing headcount and expenses and delaying payments of salaries as well as rent and payments to suppliers. During 2003 Sutura generated $382,268 from the issuance of short-term notes compared to total proceeds of $2,053,104 in 2002. In 2002 Sutura managed a private placement of $720,000 at $8.12 per share and issued notes payable of $1,331,005.

          Financial Condition and Results of Operations for the nine-month period ended September, 2004 compared to the nine months period ended September, 2003

         Comparing the results of operations between the nine months periods ended September 2004 and 2003, the most significant changes affecting operating results is the decrease in overall activity as a result of reduced capital resources and Sutura's strategic decision to reduce its overhead structure to a bare minimum and discontinue its US based marketing and sales activities.

         Net Sales

         Net sales decreased to $27,237 for the nine months period ended September 2004, compared to $174,171 for the nine months period ended September 2003. At the end of the quarter, Sutura had approximately $100,000 of customer orders that it expects to fill with the new design of the SuperStitch. The backorders and the inability to fill orders for the current design on a timely basis are the consequence of Sutura's strategic decision to switch all resources to preparing for the 2005 release of our next generation SuperStitch product.

         Cost of Sales

         Cost of sales is comprised of all costs to manufacture our products, including materials, labor and related overhead costs including warranty and service costs. Cost of sales decreased to $355,341 for the nine months period ended September 2004 down from $540,646 in the same period in 2003. The decrease is the result of lower manufacturing expenditures and headcount while preparing for the start-up of the next generation of SuperStitch product.

         Research and Development

         Research and development expenses consist of engineering personnel salaries and benefits, prototype supplies, contract services and consulting fees related to product development. Research and development expenses decreased by 54% to $144,700 in the nine months period ended September 2004 from $363,979 in the nine months period ended September 2003. The decrease is the result of a decrease in headcount and related expenses in 2004 compared to 2003.

         Sales and Marketing

         Sales and marketing expenses consists of salaries and benefits, commissions, and other costs related to our direct sales force, advertising costs and expenses related to trade shows, distributor support and seminars. Sales and marketing expenses increased 46% to $496,934 in the nine months period ended September 2004 from $339,513 in the nine months period ended September 2003. In September Sutura presented its new generation product at the TCT trade show in Washington and incurred direct expenses of $38,459. In addition it issued 40,000 warrants to several consultants and expensed $197,846 as stock based consulting expenses in 2004 whereas it had no such expense in 2003. Also in 2004 Sutura expensed stock based employee compensation of $57,600 for variable plan Options against $23,400 in 2003.

         General and Administrative

         General and administrative expenses consist of salaries and benefits of administrative personnel as well as insurance, professional and regulatory fees and provisions for doubtful accounts. General and administrative expenses increased 25% to $2,703,728 in the nine months period ended September 2004 from $2,160,728 in the nine months period ended September 2003. As part of the interim financing of the Whitebox transaction in September 2004 Sutura paid $585,000 as consulting expenses to Catalina Capital as per the agreement between parties. In the same period last year Sutura expensed $541,334 in shares issued to Merlin Capital. Sutura is preparing its audited financial statements for 2002, 2003 and 2004 and has incurred or accrued $124,332 for audit and accounting fees in the nine months ending September 2004 compared to $45,000 last year. Sutura is further incurring legal expenses in relation to its financing, its contemplated merger and settlements with note holders and has in the period till September 2004 incurred $315,143 in legal fees compared to $68,488 in the same period a year ago. In 2004 we expensed $720,000 as employee stock compensation expense on options that were re-priced in the past and that now have to be accounted for as a variable plan. In the same period in 2003 such expense was $689,804. In 2004 Sutura issued 43,946 warrants to several non employees that have and are advising Sutura in legal, accounting and financial matters. In 2004 Sutura expensed $344,282 in stock based compensation for these services compared to $629,888 in the nine months ended September 2003 which amount included $378,912 for repriced options issued to former management.

         Interest income/expense

         Interest expenses are paid on short-term convertible notes that the company has issued to finance its operations. Interest expenses for the nine-month period ended September 2004 decreased by 3% to $407,988 compared to $422,337 in the nine-month period ended September 2003. In September 2004 the Company obtained $6,550,000 in financing from Whitebox and issued 12% convertible notes and warrants in exchange. The beneficial conversion feature of these notes and warrants, assuming a worst case scenario, amount to $6,550,000 which the company will have to amortize over the 18 months term of the loan. The first $60,605 was expensed in September compared with $ 98,277 in the same period last year and which related to the 2002 convertible loan.

         In September 2004, Sutura negotiated a settlement with a note holder to retire the outstanding note at par value, without accrued interest, which resulted in a gain of $481,333 recorded as special income from debt restructuring.

Liquidity and Capital Resources

         During the nine months period ended September 2004 first quarter the Company used cash in operating activities of $2,128,877. During the period we generated $1,205,203 from the sale of common stock in a private placement and $6,550,000 from issuance of notes payable. Part of the proceeds was used to pay off a convertible note of $2,000,000 and a stock buy back of $375,000.


         MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         Sutura's stock does not have a public trading market.

         DIVIDENDS

         Sutura has not paid any cash dividends on its common or preferred stock and does not expect to do so in the foreseeable future. Sutura anticipates that any earnings generated from current and future operations will be used to finance its operations.

FINANCIAL STATEMENTS


         The audited financial statements of TVGR for the years ended December 31, 2002 and December 31, 2003 and the unaudited financial statements of TVGR for the nine month period ended September, 2004 are attached to this Information Statement as Attachment 3. The unaudited financial statements of Sutura for the years ended December 31, 2003 and December 31, 2002 and the unaudited financial statements of Sutura for the nine month period ended September 30, 2004 are attached to this Information Statement as Attachment 4. See also the Pro Forma Financial Statements attached to this Information Statement as Attachment 6.

                                APPRAISAL RIGHTS

         Holders of shares of TVGR common stock who do not vote in favor of the merger and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the General Corporation Law of the State of Delaware, ("DELAWARE LAW") Corporation Law. Under Delaware law, holders of shares of TVGR common stock are entitled to appraisal rights in connection with the merger.

         THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE GENERAL CORPORATION LAW AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262 WHICH IS ATTACHED TO THIS INFORMATION STATEMENT AS ATTACHMENT 5. THE FOLLOWING SUMMARY DOES NOT CONSTITUTE ANY LEGAL OR OTHER ADVICE NOR DOES IT CONSTITUTE A RECOMMENDATION THAT STOCKHOLDERS EXERCISE THEIR APPRAISAL RIGHTS UNDER SECTION 262. ALL REFERENCES IN SECTION 262 AND IN THIS SUMMARY TO A "STOCKHOLDER" ARE TO THE RECORD HOLDER OF THE SHARES OF TVGR COMMON STOCK AS TO WHICH APPRAISAL RIGHTS ARE ASSERTED. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES OF TVGR COMMON STOCK HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, FIDUCIARY, DEPOSITARY OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW THE STEPS SUMMARIZED BELOW PROPERLY AND IN A TIMELY MANNER TO PERFECT APPRAISAL RIGHTS.

         Under Section 262, persons who hold shares of TVGR common stock who do not vote in favor of the approval and adoption of the merger agreement and approval of the merger and who otherwise follow the procedures set forth in
Section 262 will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of the shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by the court.

         Under Section 262, where a merger has been approved by written consent, the corporation before the effective date of the merger, or the surviving corporation within 10 days after the effective date of the merger, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This Information Statement shall constitute the notice, and the full text of Section 262 is attached to this Information Statement as Attachment 5. Any holder of TVGR common stock who wishes to exercise appraisal rights, or who wishes to preserve such holder's right to do so, should review the following discussion and Attachment 5 carefully because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of common stock, such stockholder should seek the advice of legal counsel.

         FILING WRITTEN DEMAND. Any TVGR stockholder wishing to exercise appraisal rights must deliver to TVGR, within 20 days after the mailing of this Information Statement, a written demand for the appraisal of the stockholder's shares, and that stockholder must not vote in favor of or otherwise consented to in accordance with Section 228, the approval and adoption of the merger agreement and the approval of the merger. A holder of shares of common stock wishing to exercise appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective time of the merger, since appraisal rights will be lost if the shares are transferred prior to the effective time of the merger. The holder must not vote in favor of the approval and adoption of the merger agreement and approval of the merger. Neither abstaining from voting nor failing to consent to the proposal to approve and adopt the merger agreement and approval of the merger will in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any consent or vote. The demand must reasonably inform us of the identity of the holder as well as the intention of the holder to demand an appraisal of the "fair value" of the shares held by the holder. A stockholder's failure to make the written demand within 20 days from the date that this Information Statement is mailed will constitute a waiver of appraisal rights.

         Only a holder of record of shares of common stock is entitled to assert appraisal rights for the shares registered in that holder's name. A demand for appraisal in respect of shares of common stock should be executed by or on behalf of the holder of record, fully and correctly, as the holder's name appears on the holder's stock certificates, should specify the holder's name and mailing address and the number of shares registered in the holder' s name and must state that the person intends thereby to demand appraisal of the holder's shares in connection with the merger. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder or record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. If the shares are held in "street name" by a broker, bank or nominee, the broker, bank or nominee may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising the rights with respect to the shares held for other beneficial owners; in such case, however, the written demand should set forth the number of shares as to which appraisal is sought and where no number of shares is expressly mentioned the demand will be presumed to cover all shares of TVGR common stock held in the name of the record owner. Stockholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

         All written demands by TVGR stockholders for appraisal pursuant to
Section 262 should be sent or delivered to Technology Visions Group, Inc., 910 West San Marcos Boulevard, Suite 102, San Marcos, California, 92078, Attention:
President.

         Any holder of TVGR common stock may withdraw his, her or its demand for appraisal by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective date of the merger will require written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Court deems just.

         NOTICE BY THE SURVIVING CORPORATION. The surviving corporation shall send a second notice of appraisal rights to all such holders on or within 10 days after effective date of the merger; provided, however, that if such second notice is sent more than 20 days following the date of the mailing of this Information Statement, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection.

         FILING A PETITION FOR APPRAISAL. Within 120 days after the effective time of the merger, but not thereafter, the surviving corporation or any holder of TVGR common stock who has so complied with Section 262 and is entitled to appraisal rights under Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all dissenting holders. The surviving corporation is under no obligation to and has no present intention to file a petition and holders should not assume that the surviving corporation will file a petition. Accordingly, it is the obligation of the holders of TVGR common stock to initiate all necessary action to perfect their appraisal rights in respect of shares of TVGR common stock within the time prescribed in Section 262.

         Within 120 days after the effective time of the merger, any holder of TVGR common stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the approval and adoption of the merger agreement and approval of the merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within ten days after a written request therefore has been received by the surviving corporation or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.

         If a petition for an appraisal is timely filed by a holder of shares of TVGR common stock and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceeding; and if any stockholder fails to comply with the direction, the Court of Chancery may dismiss the proceedings as to the stockholder.

         FAILURE TO COMPLY STRICTLY WITH ALL OF THE PROCEDURES SET FORTH IN
SECTION 262 OF THE GENERAL CORPORATION LAW WILL RESULT IN THE LOSS OF A STOCKHOLDER'S STATUTORY APPRAISAL RIGHTS. CONSEQUENTLY, ANY STOCKHOLDER WISHING TO EXERCISE APPRAISAL RIGHTS IS URGED TO CONSULT LEGAL COUNSEL BEFORE ATTEMPTING TO EXERCISE THOSE RIGHTS. PLEASE REVIEW CAREFULLY ATTACHMENT 5 TO THIS INFORMATION STATEMENT CONCERNING APPRAISAL RIGHTS UNDER DELAWARE LAW.

              ACTION 2--AMENDMENTS TO CERTIFICATE OF INCORPORATION

         The Board of the Directors and the consenting stockholders adopted and approved amendments to TVGR's certificate of incorporation that would: (1) effect a twelve-for-one reverse stock split of the TVGR common stock and (2) increase the authorized common stock of TVGR by 400,000,000 shares from 100,000,000 shares to 500,000,000 shares (collectively, the "Charter Amendments"). The amendment to effect the reverse stock split is a condition precedent to the consummation of the Merger. The increase of the authorized common stock of TVGR is required in order to issue the merger consideration - up to approximately 147,746,648 shares of common stock - to the Sutura stockholders.

         The Charter Amendments will be implemented by filing an amendment to the Restated Certificate of Incorporation of our Company with the Secretary of State of Delaware. Effective upon the filing of the Charter Amendments, the number of outstanding shares of TVGR common stock now outstanding will be reduced from 99,999,999 shares to approximately 12,000,000shares (subject to adjustment to address fractional shares). Each TVGR stockholder entitled to a fractional share of TVGR stock as a result of the reverse stock split will receive a whole share of TVGR common stock in lieu of such fractional share. Once TVGR files the Charter Amendments, the reverse stock split will be effective, and the authorized shares of common stock will be increased to 500,000,000 and TVGR will have approximately 488,000,000 authorized but unissued shares of common stock available for issuance prior to the issuance of the 147,746,648 shares of common stock to the Sutura stockholders and 2,000,000 authorized but unissued shares of preferred stock available for issuance. After the Charter Amendments are filed, we will cause the merger to be consummated and will immediately issue approximately 147,746,648 shares of common stock to the stockholders of Sutura. Immediately following the closing of the merger, there will be approximately 159,746,648 shares of common stock outstanding, 75,697,950 shares of common stock reserved for issuance to persons holding rights to convert debt or to exercise options or warrants for shares of common stock, and approximately 264,000,000 shares of common stock available for issuance, and 2,000,000 shares of preferred stock available for issuance.

         The common shares issued by TVGR in the merger will not be registered under the Securities Act of 1933 based on an exemption from registration under
Section 4(2) under the Securities Act. The shares may not be resold unless the shares are registered under the Securities Act or an exemption from such registration is available.

         We believe the implementation of the reverse stock split will assist us in simplifying our capitalization and improving the appearance of our stock price immediately following the merger.

         We believe that an increase in the number of authorized shares of our common stock is prudent in order to assure that a sufficient number of shares of our common stock are available for issuance in the future if our Board of Directors deems it to be in our and our stockholders' best interests. A total of an additional 400,000,000 shares of common stock has been determined by our Board of Directors to be a reasonable estimate of what might be required in this regard for the foreseeable future to accommodate fundraising and other opportunities involving the issuance of our capital stock. Immediately following the consummation of the merger and this increase, the Company will have approximately 264,000,000 shares of common stock authorized but unissued and available for issuance.

         The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. Since the holders of a majority of TVGR common stock and preferred stock on a combined basis have already approved the merger, it will have no effect on the ability to consummate the merger contemplated in this Information Statement.

         The remaining authorized but unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financings or acquisition transactions and the issuance or reservation of common stock for employee stock options. TVGR's Board will be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special stockholders' meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If in a particular transaction stockholder approval were required by law or any stock exchanges or markets were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that TVGR may have the requisite number of voting shares to consummate the transaction.

         The Charter Amendments are not intended to have any anti-takeover effect and are not part of any series of anti-takeover measures contained in any debt instruments or the articles of incorporation or the bylaws of TVGR in effect on the date of this Information Statement. However, TVGR stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of TVGR or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving TVGR. TVGR is not aware of any proposed attempt to take over the company or of any attempt to acquire a large block of TVGR's common stock. TVGR has no present intention to use the increased authorized common stock for anti-takeover purposes.

         The Charter Amendments will become effective upon the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Under applicable federal securities laws, TVGR cannot file the amended and restated certificate of incorporation until at least 20 days after the mailing of this Information Statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth selected information regarding the beneficial ownership of the company's common stock and preferred stock computed as of December 29, 2004, by: each of our "NAMED EXECUTIVE OFFICERS"; each of our directors; each person known to us to own beneficially more than 5% of any class of our securities; and the group comprised of our current directors and executive officers. The term "named executive officer" includes the Chief Executive Officer, Chief Operating Officer and the Chief Financial Officer. We believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws where applicable, and except where otherwise noted. Unless otherwise indicated, the address of each shareholder is 910 West San Marcos Boulevard, Suite 102, San Marcos, California 92078.Beneficial ownership including the number and percentage of shares owned is determined in accordance with Rule 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act") and is generally determined by voting power and/or investment power with respect to securities. All numbers and percentages set forth in this table do not give effect to the proposed twelve-for-one reverse stock split described under Action 2.

                                                      COMMON STOCK
                                         ---------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNERS,
DIRECTORS AND NAMED EXECUTIVE OFFICERS           AMOUNT(1)                %
--------------------------------------------------------------------------------
Mr. James B. Lahey                             13,680,452(3,4)          13.6%

CHIEF EXECUTIVE OFFICER, CHAIRMAN OF
THE BOARD AND DIRECTOR

Mr. James A. Giansiracusa                      13,953,307 (5)           13.9%

CHIEF OPERATING OFFICER, SECRETARY AND
DIRECTOR                                          650,000                  *

William Whelen, Jr.                               600,000                  *

DIRECTOR

R.P. Brittingham Family Limited
  Partnership                                   6,302,292 (2)            6.3%

Benveniste Family Trust                         5,814,538(7)             5.8%

O.G. Sansone                                    5,143,133 (6)            5.1%

Fusion Capital Partners,LLC                     6,605,354                6.6%

Directors and Executive Officers, as a
  group (3 members)                            28,283,759               28.2%

         *Indicates less than one percent.

1. Does not reflect the proposed reverse stock split of twelve-to-one that is a part of Action 2 and will be effective only upon the filing of the amendments to our Certificate of Incorporation.
2. Includes 1,000,000 shares held by R.P. Brittingham Fam Limited and 5,302,292 shares held by the R.P. Brittingham Family Partnership, of which Ms. Ruth P. Brittingham serves as general partner and over which she exercises sole voting control and over which she claims beneficial ownership. The address for Ms. Brittingham is 509 South Old mill Road, Dover, DE 19901.
3.       Includes 13,380,452 shares held personally by Mr. Lahey.
4.       Includes options to purchase 300,000 shares of TVGR common stock.
5.       Includes options to purchase 300,000 shares of TVGR common stock.
6. Includes 375,451 shares held personally by Mr. Sansone and 4,718,133 shares held in the Van and Colleen Family Trust, of which Mr. Sansone serves as Trustee and over which he exercises voting control and for which he claims beneficial ownership. The address for Mr. Sansone is P.O. Box 1706, Rancho Santa Fe, CA 92067.
7. Includes 5,814,538 shares are held in the Benveniste Family Trust of which Mr. Richard Benveniste serves as sole Trustee and over which he exercises voting control and for which he claims beneficial ownership and 37,000 shares held in the Richard Benveniste DDS Employee Benefits Trust 6-30-75 over which Mr. Benveniste exercises voting control and for which he claims benefical ownership. The address for Mr. Benveniste is 19231 Victory Boulevard, Suite 256, Reseda, CA 91355.
8. The address for Fusion Capital Partners is 222 Merchandise Mart Plaza, Suite 9-112., Chicago, IL 60654.

SECTION 16(a) REPORTS

         The requirements imposed by Section 16(a) of the Securities Exchange Act of 1934, as amended, provide that TVGR's officers and directors, and persons who own more than 10% of TVGR's common stock, file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5) with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders ("Control Persons") are required by SEC regulations to furnish TVGR with copies of all such forms they file. TVGR did not receive any such forms during its fiscal year ended December 31, 2003 or the nine months ended September 30, 2004 from any person who was not an officer or director of the company. Based on the lack of receiving copies of such forms, either in paper or electronic format, TVGR is not able to determine if any required filings were not filed or were filed late by persons other than our directors and officers. The required Forms 4 and 5 have not yet been filed with respect to the shares of common stock issued to Mr. Giansircusa and Mr. Lahey on December 29, 2004.

GOVERNANCE

         Because of the limited scope of our operations and our limited resources, we currently operate with a only three directors and have not established a process for stockholders to communicate with the Board of Directors. We have not established an audit committee or nominating committee and do not have an audit committee financial expert.

REMUNERATION OF DIRECTORS AND OFFICERS

         For the fiscal year ended December 31, 2003 and the nine months ended September 30, 2004 no officer of TVGR received any cash compensation during such fiscal year. As of December 29, 2004, $548,512 of accrued but unpaid salary in favor of Mr. Lahey was converted into 7,412,319 shares of Common Stock of the Corporation. As of December 29, 2004, $548,512 of accrued but unpaid salary in favor of Mr. Giansiracusa was converted into 7,412,319 shares of Common Stock of the Corporation The accrued but unpaid salary was converted in common stock at the rate of $0.074 per share, reflecting the average of the trading price of the common stock for the ten day period of November 23, 2004 through December 7, 2004, reflecting the price of the common stock following the initial announcement of the Merger.

         The directors of TVGR received no cash compensation for services rendered to TVGR during the fiscal years ended December 31, 2003 and December 31, 2004. It is anticipated that no cash compensation will be paid prior to the consummation of the merger.

         As of December 31, 2004, it is projected that we will still have accrued but unpaid salary subject to conversion to common stock at the time of the merger in the amount of $1,749,482. Salaries will continue to accrue until the closing of the merger at the rate of $25,000 per month, in the aggregate. All unpaid but accrued salary will be converted to shares of common stock of the Company at the conversion rate of $0.074 per share in connection with the merger. All current executive officers of TVGR except for Mr. Lahey and Mr. Giansiracusa will be terminated at the merger and there will be no compensation outstanding or owing to such persons after the merger. Each of Mr. Lahey and Mr. Giansiracusa are holding options to purchase 300,000 shares of common stock that will all be exercised on a cashless basis in connection with the closing of the merger.

         Mr.Lahey and Mr. Giansiracusa will be retained by the surviving corporation under employment agreements after the merger. Mr. Giansiracusa will serve as a director of Sutura and will receive only such compensation, if any, as Sutura offers its other directors. No other compensation will be paid or payable to any executive officers or directors of the company other than as set forth above.

INTEREST OF PROPOSED MANAGEMENT IN CERTAIN TRANSACTIONS

         There has been no transaction or series of transactions, or proposed transaction during the last fiscal year to which TVGR is a party in which any current director or officer or any member of the immediate family of any of the foregoing had or is to have a direct or indirect material interest.

                                  ATTACHMENT 1

                       FORM OF STOCKHOLDER WRITTEN CONSENT

                       WRITTEN CONSENT OF THE STOCKHOLDERS

                                       OF

                         TEHCNOLOGY VISIONS GROUP, INC.

                             A DELAWARE CORPORATION

                  IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

         The undersigned, constituting the holders of more than fifty percent (50%) of the outstanding common stock, $001 par value per share (the "Common Stock") (collectively, the "Stockholders") of Technology Visions Group, Inc. a Delaware corporation (the "Corporation"), acting pursuant to the authority granted by Sections 212, 217, 228, 242 and 251 of the General Corporation Law of the State of Delaware (the "Corporations Law") and Section 6 of Article I of the By-Laws of the Corporation, and pursuant to the Corporation's Restated Certificate of Incorporation, do hereby adopt the following resolutions by written consent as of DECEMBER 29, 2004.

                           MERGER OF THE CORPORATION
                           -------------------------

         WHEREAS, the Board of Directors of the Corporation has considered and unanimously approved a merger (the "Merger") with Sutura, Inc., a Delaware corporation ("Sutura");

         WHEREAS, the Board of Directors of the Corporation has considered and unanimously approved the Agreement and Plan of Merger in the form of that attached hereto as ATTACHMENT I (the "Merger Agreement") between the Corporation and Sutura which provides, among other things, that Sutura will be merged with and into the Corporation, and the Corporation shall be the "surviving" corporation under the Corporations Law;

         WHEREAS, pursuant to the Merger Agreement, and in connection with the Merger, the Corporation will issue approximately 157,000,000 shares of the Corporation's Common Stock (giving effect to the reverse stock split described below) and reserve for issuance upon exercise or conversion of options, warrants and other convertible securities approximately 81,000,000 shares of the Corporation's Common Stock (giving effect to the reverse stock split described below) to the Sutura stockholders and holders of common stock equivalents (the "Merger Consideration" as defined in the Merger Agreement);

         WHEREAS, as a result of the Merger, Sutura's stockholders will own approximately 95% of the outstanding shares of the Corporation's Common Stock and the Corporation's stockholders will own approximately 5% of the outstanding shares following the Merger;

         WHEREAS, in connection with the Merger, approximately $2,850,000 of indebtedness of the Corporation owed to certain of its officers in lieu of cash salaries, has been and/or will be converted into 38,513,513 shares of Common Stock of the Corporation immediately prior to the effectiveness of the Merger at the conversion rate of $0.074 per share (prior to giving effect to the reverse stock split described below); and

         WHEREAS, the Board of Directors has determined that the Merger is advisable and in the best interests of the Corporation and its stockholders.

         NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the Merger and the Merger Agreement each are hereby ratified, adopted and approved by the undersigned; and

         BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to effect the terms and intents of the Merger Agreement.

      AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION; "STOCK SPLIT"
      ---------------------------------------------------------------------
                                AND COMBINATION
                                ---------------

         WHEREAS, it is deemed by the Board of Directors to be in the best interests of the Corporation and its stockholders that the Restated Certificate of Incorporation be amended and the amendment is necessary to carry out the terms and intents of the Merger Agreement;

         WHEREAS, the Board of Directors has considered and unanimously approved the proposed form of Certificate of Amendment to Certificate of Incorporation substantially in the form of that attached hereto as Attachment II (the "Amendment");

         WHEREAS, the Board of Directors has considered and unanimously approved the twelve-for-one reverse stock split of the Corporation's Common Stock, in the form of a combination, of the issued and outstanding Common Stock of the Corporation (the "Stock Split");

         WHEREAS, the Board of Directors has considered and unanimously approved the increase in the number of shares of Common Stock which the Corporation is authorized to issue from 100,000,000 to 500,000,000 shares (the "Share Increase"); and

         WHEREAS, the Amendment, the Stock Split and the Share Increase are each required in order to consummate the Merger as contemplated in the Merger Agreement.

         WHEREAS, the Amendment, the Stock Split and the Share Increase are each determined by the Board of Directors to be in the best interests of the Corporation and the stockholders even in the event the Merger is not consummated for any reason.

         NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the Amendment, the Stock Split and the Share Increase each are hereby ratified, adopted and approved by the undersigned; and

         BE IT FURTHER VOTED BY THE UNDERSIGNED, that the form of the Amendment be and hereby is ratified, adopted and approved by the undersigned; and

         BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to cause the Corporation to effect the Stock Split, and Share Increase and to duly file the Amendment in the State of Delaware, with any changes or modifications the officers of the Corporation by deem necessary or desirable, whether or not the Merger is consummated.

                            [SIGNATURE PAGE FOLLOWS]

         This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the votes set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held.

         This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent as of the date of the final signature hereto.

         THIS WRITTEN CONSENT MAY BE REVOKED BY THE UNDERSIGNED AT ANY TIME PRIOR TO THE TIME UPON WHICH WRITTEN CONSENTS OF THE NUMBER OF SHARES REQUIRED TO AUTHORIZE THE ABOVE PROPOSED ACTION HAVE BEEN FILED WITH THE SECRETARY OF THE CORPORATION.

By:___________________________
Name:_________________________
Common Stock Stockholder
Dated: _______________________
Number of Shares Voted:_________________

                          CERTIFICATE OF VOTING CONTROL
                          -----------------------------

I,_________________, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By:___________________________
Name:_________________________
Common Stock Stockholder
Dated: _______________________
Number of Shares Voted:_________________

                                  ATTACHMENT I
                                  ------------

                          AGREEMENT AND PLAN OF MERGER

                                  ATTACHMENT II
                                  -------------

                FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION

                                  ATTACHMENT 2

                                MERGER AGREEMENT
                                ----------------

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

                                 by and between

                         Technology Visions Group, Inc.,
                             a Delaware corporation

                                       and

                                  Sutura, Inc.,
                             a Delaware corporation

                          Dated as of November 22, 2004

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE 1 DEFINITIONS..........................................................1

ARTICLE 2 THE MERGER...........................................................1

         2.1      THE MERGER...................................................1

         2.2      THE CLOSING..................................................1

         2.3      ACTIONS AT CLOSING...........................................2

         2.4      EFFECT OF MERGER.............................................2

         2.5      CERTIFICATE OF INCORPORATION.................................2

         2.6      BYLAWS.......................................................2

         2.7      DIRECTORS AND OFFICERS.......................................2

ARTICLE 3 MERGER CONSIDERATION AND MANNER OF CONVERSION........................2

         3.1      MERGER CONSIDERATION.........................................2

         3.2      DISSENTERS' RIGHTS...........................................3

         3.3      CONVERSION OF RIGHTS.........................................3

         3.4      RIGHTS AS STOCKHOLDERS; STOCK TRANSFERS......................4

         3.5      FRACTIONAL SHARES............................................4

         3.6      PAYMENT FOR SHARES...........................................4

ARTICLE 4 REPRESENTATION AND WARRANTIES OF THE COMPANY.........................4

         4.1      ORGANIZATION.................................................4

         4.2      AUTHORITY....................................................5

         4.3      NO CONSENTS..................................................5

         4.4      NO CONFLICTS.................................................5

         4.5      CAPITAL STRUCTURE............................................5

         4.6      OBLIGATIONS WITH RESPECT TO CAPITAL STOCK....................6

         4.7      SUBSIDIARIES.................................................6

         4.8      FINANCIAL STATEMENTS.........................................6

         4.9      NO UNDISCLOSED LIABILITIES...................................6

         4.10     BUSINESS CHANGES.............................................7

         4.11     PROPERTIES...................................................7

         4.12     TAXES........................................................7

         4.13     COMPLIANCE WITH LAWS.........................................7

         4.14     LITIGATION...................................................8

         4.15     CONTRACTS....................................................8

         4.16     INTELLECTUAL PROPRIETARY RIGHTS..............................8

         4.17     INSURANCE....................................................8

         4.18     ENVIRONMENTAL COMPLIANCE.....................................9

         4.19     EMPLOYMENT MATTERS...........................................9

         4.20     BROKERS OR FINDERS...........................................9

         4.21     BOOKS AND RECORDS............................................9

         4.22     REGULATORY COMPLIANCE........................................9

ARTICLE 5 REPRESENTATION AND WARRANTIES OF THE PURCHASER......................10

         5.1      ORGANIZATION................................................10

         5.2      AUTHORITY...................................................10

         5.3      NO CONSENTS.................................................11

         5.4      NO CONFLICTS................................................11

         5.5      CAPITAL STRUCTURE...........................................11

         5.6      OBLIGATIONS WITH RESPECT TO CAPITAL STOCK...................11

         5.7      SUBSIDIARIES................................................12

         5.8      FINANCIAL STATEMENTS........................................12

         5.9      NO UNDISCLOSED LIABILITIES..................................12

         5.10     BUSINESS CHANGES............................................12

         5.11     PROPERTIES..................................................13

         5.12     TAXES.......................................................13

         5.13     COMPLIANCE WITH LAWS........................................13

         5.14     LITIGATION..................................................13

         5.15     CONTRACTS...................................................13

         5.16     INTELLECTUAL PROPRIETARY RIGHTS.............................14

         5.17     INSURANCE...................................................14

         5.18     ENVIRONMENTAL COMPLIANCE....................................14

         5.19     EMPLOYMENT MATTERS..........................................15

         5.20     BROKERS OR FINDERS..........................................15

         5.21     BOOKS AND RECORDS...........................................15

         5.22     FINANCIAL REPORTS AND REGULATORY DOCUMENTS..................15

ARTICLE 6 CONDUCT PENDING THE CLOSING.........................................16

ARTICLE 7 CONDITIONS TO CLOSING...............................................18

         7.1      CONDITIONS TO EACH PARTY'S OBLIGATIONS......................18

         7.2      CONDITIONS TO OBLIGATIONS OF THE PURCHASER..................18

         7.3      CONDITIONS TO OBLIGATIONS OF THE COMPANY....................19

ARTICLE 8 TERMINATION.........................................................20

         8.1      TERMINATION.................................................20

         8.2      EFFECT OF TERMINATION AND ABANDONMENT.......................21

ARTICLE 9 GENERAL PROVISIONS..................................................21

         9.1      SURVIVAL OF REPRESENTATIONS AND WARRANTIES..................21

         9.2      FURTHER ASSURANCES..........................................21

         9.3      WAIVER......................................................21

         9.4      BROKERS.....................................................21

         9.5      NOTICES.....................................................21

         9.6      GOVERNING LAW...............................................22

         9.7      ASSIGNMENT..................................................22

         9.8      COUNTERPARTS................................................22

         9.9      CLOSING DATE................................................22

         9.10     REVIEW OF THE AGREEMENT.....................................23

         9.11     SCHEDULES...................................................23

         9.12     EFFECTIVE DATE..............................................23

                          AGREEMENT AND PLAN OF MERGER

This agreement and plan of MERGER (this "AGREEMENT") is made and entered into as of this 22nd day of November, 2004, by and among Technology Visions Group, Inc., a Delaware corporation (the "PURCHASER"), and Sutura, Inc., a Delaware corporation (the "COMPANY") hereinafter referred to as the "PARTIES."

                                    RECITALS

WHEREAS, the Purchaser and the Company intend to effect a merger (the "MERGER") of the Company with and into Purchaser in accordance with this Agreement and as provided for under Title 8 of the Delaware General Corporation Law ("DELAWARE LAW").

WHEREAS, the respective Boards of Directors of both the Company and the Purchaser have approved the terms of this Agreement and of the transactions contemplated hereby; and

WHEREAS, the Company and the Purchaser desire to set forth the terms of the Agreement in connection with the transactions provided for herein; and

                                    AGREEMENT

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, intending to be legally bound hereby the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

For purposes of this Agreement, the applicable definitions of terms used in this Agreement shall be set forth in EXHIBIT A.

                                    ARTICLE 2
                                   THE MERGER

2.1 THE MERGER. At the Effective Time (as defined in SECTION 2.4), and subject to and upon the terms and conditions of this Agreement and Delaware Law, (i) the Company shall be merged with and into the Purchaser, (ii) the separate corporate existence of the Company shall cease and (iii) the Purchaser shall continue as the surviving corporation. The Purchaser as the surviving corporation after the Merger is hereinafter sometimes referred to as the "SURVIVING CORPORATION."

2.2 THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place as soon as practicable after the satisfaction or waiver (subject to applicable law) of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Closing Date) set forth in
ARTICLE VII hereof (the "CLOSING DATE") at the offices of the Company, commencing at 10:00 a.m., local time or at such other time and place as the parties may mutually agree. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by agreement of the Parties.

2.3 ACTIONS AT CLOSING. At the Closing the parties shall file a Certificate of Merger with the Secretary of State of the State of Delaware and make all other filings required under any applicable State laws (including, without limitation, Delaware Law) to cause the consummation of the Merger and the transaction contemplated hereby.

2.4 EFFECT OF MERGER. The Merger shall become effective at the time (the "EFFECTIVE TIME") the Company and the Purchaser file the Certificate of Merger with the Secretary of State of the State of Delaware and as provided under Delaware Law, or such later time as the Purchaser and the Company may agree upon and as may be set forth in the Certificate of Merger. The Merger shall have the effects set forth in this Agreement, the Certificate of Merger and the applicable provisions of Delaware Law. Without limiting the foregoing, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and the Purchaser shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and the Purchaser shall become the debts, liabilities and duties of the Surviving Corporation. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of the Company or the Purchaser in order to carry out and effectuate the transactions contemplated hereby.

2.5 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of the Surviving Corporation shall be amended and restated at and as of the Effective Time to, provide that the name of the Surviving Corporation shall be Sutura, Inc.

2.6 BYLAWS. The Bylaws of the Surviving Corporation shall be amended and restated at and as of the Effective Time to read as did the Bylaws of the Company immediately prior to the Effective Time.

2.7 DIRECTORS AND OFFICERS. The directors and officers of the Surviving Company shall be:

         Anthony A. Nobles - Chairman/ President/ CEO and a Director Egbert Ratering - Director
         John Crew, M.D. - Director
         Robert Hill - V.P. Operations
         Ben Brosch - V.P. R&D/ Engineering
         James A. Giansiracusa-Director

                                    ARTICLE 3
                  MERGER CONSIDERATION AND MANNER OF CONVERSION

3.1 MERGER CONSIDERATION. At the Effective Time, the shares of Company Stock issued and outstanding immediately prior to the Effective Time, other than any Company Dissenting Shares, shall by virtue of the Merger and without any action on the part of the Purchaser, the Company or any holder thereof, be canceled or terminated and shall be converted into and exchanged for the right to receive the Merger Consideration. No shares of Company Stock shall be deemed to be outstanding or have any rights other than those set forth in this ARTICLE III after the Effective Time. Pursuant to the Merger (i) the stockholders of Purchaser immediately prior to the Effective Time (on a fully diluted as converted basis, AS APPLICABLE, assuming conversion, exercise and/or exchange of all securities or other rights to acquire Purchaser Common Stock) shall hold in the aggregate five percent (5%) of the Common Stock of the Surviving Corporation immediately following the Effective Time and (ii) the stockholders of the Company immediately prior to the Effective Time (on a fully diluted as converted basis, assuming conversion, exercise and/or exchange of all securities or other rights to acquire Company Stock, but specifically excluding any assumption of conversion or exercise of any Whitebox Securities) shall hold in the aggregate ninety five percent (95%) of the Common Stock of the Surviving Corporation immediately following the Effective Time.

3.2 DISSENTERS' RIGHTS. Company Dissenting Shares will not be converted into the right to receive the Merger Consideration otherwise payable with respect to such shares at or after the Effective Time, but will be converted into the right to receive such consideration as may be determined to be due with respect to such Company Dissenting Shares pursuant to Delaware Law. Purchaser agrees that, except with the prior written consent of the Company, or as required under Delaware Law, it will not voluntarily make any payment with respect to, or settle or offer or agree to settle, any such demand for appraisal.

3.3 CONVERSION OF RIGHTS.

(a) At the Effective Time, each option or other right to purchase shares of Company Stock pursuant to stock options or stock appreciation rights granted by the Company and outstanding at the Effective Time, whether or not exercisable, and all other warrants or other rights to purchase shares of Company Stock (collectively "COMPANY RIGHTS") shall be converted into and become rights with respect to Purchaser Common Stock, and Purchaser shall assume each Company Right, in accordance with the terms of such stock option plan or such other agreement or arrangement pertaining to such Company Rights (as applicable), except that from and after the Effective Time, (i) Purchaser and its compensation committee shall be substituted for the Company Board of Directors or the committee of the Company Board of Directors administering the stock option plan, (ii) each Company Right assumed by Purchaser may be exercised only for shares of Purchaser Common Stock (or cash, in the case of stock appreciation rights), (iii) the number of shares of Purchaser Common Stock subject to Company Rights shall be equal to the number of shares of Company Stock subject to the Company Right immediately prior to the Effective Time multiplied by the Exchange Ratio and (iv) the per share exercise price under the Company Right shall be adjusted by dividing the per share exercise price under the Company Right by the Exchange Ratio and rounding up to the nearest cent. Notwithstanding the provisions of clause (iii) of the preceding sentence, Purchaser shall not be obligated to issue any fraction of a share of Purchaser Common Stock upon exercise of a Company Right, but in lieu thereof, Purchaser shall round-up fractional shares to the next highest whole number. The term, exercisability, vesting schedule, status as an "Incentive Stock Option" under Section 422 of the Code, if applicable, and all other terms and conditions of the options or warrants, to the extent permitted by law, and otherwise reasonably practical shall be unchanged. Each option, which is an Incentive Stock Option, shall be adjusted in accordance with the requirements of Section 424(a) of the Code so as not to constitute a modification, renewal or extension of the option within the meaning of Section 424(h) of the United States Internal Revenue Code.

(b) The Company agrees to take all necessary steps to effectuate the foregoing provisions of this SECTION 3.3, including using its reasonable efforts to obtain from each holder of a Company Right any consent or agreement that may be deemed necessary or advisable in order to effectuate the transactions contemplated by this Section 3.3. Anything in this Agreement to the contrary notwithstanding, Purchaser shall have the right, in its sole discretion, not to deliver the consideration provided in this Section 3.3 to a former holder of a Company Right who has not delivered such consent or agreement.

3.4 RIGHTS AS STOCKHOLDERS; STOCK TRANSFERS. At the Effective Time, holders of Company Stock shall cease to be, and shall have no rights as, stockholders of the Company, other than to receive any dividend or other distribution with respect to such Company Stock with a record date occurring prior to the Effective Time and the consideration provided for in this ARTICLE III. After the Effective Time there shall be no transfers on the stock transfer books of the Company of Company Stock outstanding prior to the Effective Time.

3.5 FRACTIONAL SHARES. Notwithstanding any other provision hereof, no fractional shares of Purchaser Common Stock and no certificates or scrip therefore, or other evidence of ownership therefore, will be issued as part of the Merger Consideration. Instead, Purchaser shall round-up fractional shares to the next whole number (after aggregating all Merger Consideration due such holder).

3.6 PAYMENT FOR SHARES.

(a) Promptly after the Effective Time, the Purchaser shall mail to each Company Stockholder a form of letter of transmittal (which shall be in such form and contain such provisions as the Purchaser and the Company may reasonably agree and specify) and instructions for use in effecting the surrender of all the certificates or Company Rights that, immediately prior to the Effective Time, represented any of such shares of Company Stock or Company Rights in exchange for payment of the Merger Consideration therefore or Convertible Securities of Purchaser (as the case may be). At and after the Effective Time, as received, the Surviving Corporation shall promptly deliver to the persons entitled thereto the pro-rata Merger Consideration or Convertible Securities to which such person is entitled, delivered in person or by mail to the address specified in the applicable letter of transmittal.

(b) Notwithstanding the foregoing, no party hereto shall be liable to any holder of certificates formerly representing shares of Company Stock for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law. Unless otherwise provided for in this Agreement, the Purchaser shall pay all charges and expenses in connection with the exchange of public shares of Purchaser for shares of Surviving Company Stock.

                                    ARTICLE 4
                               REPRESENTATION AND
                            WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchaser that, as of the date of this Agreement and as of the date of Closing:

4.1 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as is now being conducted, and is duly qualified to do business and is in good standing in the State of California. SCHEDULE 4.1 lists (a) all Subsidiaries and correctly sets forth the capitalization of each Subsidiary and ownership interest of the Company or any other Person therein, and (b) the jurisdiction in which each Subsidiary is organized. Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, except where the lack thereof would not have a Material Adverse Effect. The Company and each of its Subsidiaries has the necessary power to own its properties and assets and to carry on its business as now conducted and is duly qualified or licensed to do business in each foreign jurisdiction where it conducts business or has assets, except where failure to be so qualified, licensed or in good standing would not have a Material Adverse Effect. The Company has delivered to the Purchaser correct and complete copies of the charter and bylaws of each of its Subsidiaries and the names of the directors and officers of each of the Company and its Subsidiaries.

4.2 AUTHORITY. The Company has all requisite corporate power and authority to enter into this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by each of the Company and constitutes valid and binding obligations of the Company, enforceable against in accordance with its terms.

4.3 NO CONSENTS. No consents, approvals, orders, waivers or authorizations of, or registration, declaration or filing with, any third party or Governmental Body is required by or with respect to the Company or the Subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for: (a) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws or the securities laws of the United States or of any foreign country; (b) those consents expressly listed in SCHEDULE 4.3; (c) such filings, if any, required with the United States Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "DOJ") pursuant to the HSR Act; and (d) those consents, approvals, orders, waivers, authorizations, registrations, declarations or filings which, if not obtained or made, would not have a Material Adverse Effect.

4.4 NO CONFLICTS. Except as set forth in SCHEDULE 4.4, the execution and delivery of this Agreement and the performance of its obligations hereunder (a) shall not be in violation or breach of, and shall not conflict with or constitute a default under, any of the terms of the Company's Certificate of Incorporation or Bylaws, of any contract, agreement or commitment binding upon the Company or its Subsidiaries or any of their respective assets or properties, except in each case as would not have a Material Adverse Effect, nor enable any third party to terminate any Company Material Agreement; and (b) shall not conflict with or violate, in any material respect, any applicable law, rule, regulation, judgment, order or decree of any Governmental Body having jurisdiction over the Subsidiaries or any of their assets or properties.

4.5 CAPITAL STRUCTURE. The authorized capital stock of the Company consists of 15,000,000 shares of capital stock, of which 10,000,000 shares are Common Stock, $0.001 par value (the "COMPANY COMMON STOCK"), and 5,000,000 shares are Preferred Stock, $0.001 par value (the "COMPANY PREFERRED STOCK"), of which 352,160 shares are designated Series A Preferred Stock. As of November 19, 2004 there were 7,355,593 shares issued and outstanding, of which 7,003,433 shares were Company Common Stock, and 352,160 shares were Company Preferred Stock. All shares of Company Stock are or will be at Closing, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the Company's charter documents or any agreement to which the Company is a party or by which it is bound.

4.6 OBLIGATIONS WITH RESPECT TO CAPITAL STOCK. SCHEDULE 4.6 sets forth a true and complete list as of the date hereof of all holders of outstanding Convertible Securities of the Company, the exercise price per share, the term of each such Convertible Security, whether such Convertible Security is a nonqualified stock option or incentive stock option and any restrictions on exercise or sale of such Convertible Securities or underlying shares. On the Closing Date, the Company shall deliver to Purchaser a complete and correct updated SCHEDULE 4.6 giving effect to any exercise of Convertible Securities on or prior to Closing. Except as set forth in SCHEDULE 4.6 there will be no outstanding: (a) securities convertible into or exchangeable for the capital stock of any class of the Company or its Subsidiaries; (b) options, warrants or other rights to subscribe for or purchase shares of Equity Securities of any class of the Company or its Subsidiaries; or (c) agreements of any kind relating to the issuance of any Equity Securities of any class of the Company or its Subsidiaries, or any such convertible or exchangeable securities or any such options, warrants or rights to subscribe for or purchase shares of Equity Securities of the Company or its Subsidiaries. Except as set forth in SCHEDULE 4.6, and as contemplated by this Agreement, to the Knowledge of the Company there are no voting trusts or other agreements or understandings with respect to the Company Stock or any stock of its Subsidiaries.

4.7 SUBSIDIARIES. Except as described in SCHEDULE 4.7 the Company owns all of the Equity Securities of each of the Subsidiaries, beneficially and of record.
SCHEDULE 4.7 lists all Equity Securities of Persons other than the Subsidiaries owned beneficially and of record by the Company. All such Equity Securities of the Subsidiaries and those listed on SCHEDULE 4.7 are owned free and clear of any Encumbrance and are fully paid, validly issued and nonassessable.

4.8 FINANCIAL STATEMENTS. The Company has delivered to the Purchaser true and complete copies of the Company Financial Statements. The audited portion of Company Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered thereby, and present fairly in all material respects the financial position, assets and liabilities of the Company and its Subsidiaries at the dates indicated and the results of its operations and changes in financial position for the periods indicated. The unaudited portion of Company Financial Statements present fairly in all material respects the results of operations of the Company and its Subsidiaries in accordance with GAAP, except as otherwise stated therein (or in any related notes) and except for the lack of footnotes and subject to normal audit adjustment.

4.9 NO UNDISCLOSED LIABILITIES. Except as set forth in SCHEDULE 4.9, to the Company's Knowledge, the Company has no undisclosed liabilities or obligations (whether absolute, accrued, contingent or otherwise and whether due or to become due, including liabilities for taxes and interest and penalties thereon) of a material nature required by GAAP to be reflected on a consolidated balance sheet of the Company or described in the notes thereto that are not reflected in the Company Financial Statements, except for liabilities and obligations (a) incurred since December 31, 2003 in the Ordinary Course of Business; or (b) specifically disclosed in any Schedule to this Agreement.

4.10 BUSINESS CHANGES. Since December 31, 2003, except with respect to inter-company transactions or as otherwise contemplated by this Agreement or as set forth in SCHEDULE 4.10, (a) each of the Company and its Subsidiaries has conducted its business in the Ordinary Course of Business; none of the Company and its Subsidiaries has issued, declared, set aside or paid any dividend or other distribution of cash or property on any of its respective Equity Securities nor has it, directly or indirectly, purchased, redeemed or otherwise acquired any shares of its respective Equity Securities or entered into any agreement or commitment to do any of the foregoing; (b) for each of the Company and its Subsidiaries there has not been any (i) general uniform increase in the compensation of the employees (including, without limitation, any increase pursuant to any bonus, pension, profit-sharing, deferred compensation or other plan or commitment), other than increases in the Ordinary Course of Business,
(ii) increase in any such compensation payable to any individual officer, director, consultant or agent, other than increases in the Ordinary Course of Business, (iii) loans made to any officers, directors, shareholders, employees, consultants or agents; and (c) none of the Company and its Subsidiaries has incurred additional debt for borrowed money, nor has it incurred any obligation or liability (fixed, contingent or otherwise), nor made any acquisition of or contract for acquisition of any assets, nor paid any obligation or liability (except for current obligations or liabilities), in each case in excess of $500,000 or $2,000,000 in the aggregate, except in the Ordinary Course of Business;

4.11 PROPERTIES. SCHEDULE 4.11 lists all real property leased by the Company and its Subsidiaries. The Company and its Subsidiaries own no real property. Except as provided on SCHEDULE 4.11 hereto (i) the Company and its Subsidiaries have good and marketable title to all assets and properties listed on the Company Financial Statements or thereafter acquired, free and clear of any Encumbrances other than Permitted Liens, except where the lack of such good and marketable title would not have a Material Adverse Effect; and (ii) all of the material fixed assets and material properties listed in the Company Financial Statements or thereafter acquired are in satisfactory condition and repair in all material respects for the requirements of the business as presently conducted. All material agreements pursuant to which the Company and its Subsidiaries lease real or personal property are listed in SCHEDULE 4.11 hereto, are valid, effective and enforceable in accordance with their respective terms and there is not under any such leases any existing default or any event which, with notice or lapse of time or both, would have a Material Adverse Effect.

4.12 TAXES. Each of the Company and its Subsidiaries has duly filed with the appropriate Governmental Body all tax returns and reports required to be filed, and has paid or accrued in full all Taxes due to, or claimed to be due by, any taxing authority. To the Knowledge of the Company, such tax filings were correct and complete when filed.

4.13 COMPLIANCE WITH LAWS. To the Company's Knowledge, the business of each of the Company and its Subsidiaries has been conducted in compliance with all applicable laws, regulations, orders and other requirements of any Governmental Body, except where failure to comply will not have a Material Adverse Effect.

4.14 LITIGATION. Except as set forth in SCHEDULE 4.14, and except for claims, disputes, actions, proceedings, suits or appeals that would not have a Material Adverse Effect, there is no claim, dispute, action, proceeding, suit or appeal, at law or in equity, pending against any of the Company and its Subsidiaries, or involving any of the Company and its Subsidiaries assets or properties, before any court, agency, authority, arbitration panel or other tribunal, and, to the Company's Knowledge, none have been threatened.

4.15 CONTRACTS. SCHEDULE 4.15 lists each contract or agreement to which the Company is a party (and the Company has provided the Purchaser with a copy of each such written contract or agreement or a written description of each such verbal contract or agreement) that: (i) is a power of attorney or similar authorization granted by the Company and its Subsidiaries to third parties, or
(ii) currently involves payments or receipts of more than $500,000 to vendors and $200,000 to customers on an annual basis that cannot be terminated by the Company without penalty on less than 61 days notice (collectively, the "COMPANY MATERIAL AGREEMENTS"). The Company and its Subsidiaries are not in material default individually or in the aggregate (or would not by the lapse of time and/or the giving of notice be in material default) in respect of any Company Material Agreement to which they are parties. To the Company's Knowledge, no party to any Company Material Agreement is in material default thereunder or has materially breached any terms or provisions thereof which are material to the conduct of any of the respective business. To the Company's Knowledge, none of the Material Agreements will be terminated as a result of the transaction contemplated hereby.

4.16 INTELLECTUAL PROPRIETARY RIGHTS. The Company and its Subsidiaries own or have the right to use all Intellectual Property necessary for the operation of their businesses as presently conducted. SCHEDULE 4.16 constitutes a full and complete list of all material Intellectual Property that the Company and its Subsidiaries own or license (to or from a third party) in connection with their operations (the "COMPANY INTELLECTUAL PROPERTY ASSETS"), and specifies whether such Intellectual Property is owned or used under license and whether the Company and its Subsidiaries act as licensor or licensee. The Company and its Subsidiaries hold all right, title and interest in and to those Company Intellectual Property Assets which are specified as owned by them, except where the failure to hold all such right, title and interest would not have a Material Adverse Effect. All material license agreements and all other instruments relating to material licenses are in full force and effect and true and complete copies thereof have been provided to the Purchaser. None of the Company Intellectual Property Assets have been held or stipulated to be invalid in any litigation which has been concluded and the validity of the Company Intellectual Property Assets has not been questioned in any litigation that is currently pending or, to the Company's Knowledge, threatened, except where any such pending or threatened litigation would not have a Material Adverse Effect. To the Company's Knowledge, none of the Company and its Subsidiaries infringes on the Intellectual Property of any third party through its actions in the conduct of its business in any material respect.

4.17 INSURANCE. SCHEDULE 4.17 constitutes a full and complete list of all policies of insurance to which any of the Company and its Subsidiaries is a party or is a beneficiary or named insured. All of the insurance policies and bonds maintained by the Company and its Subsidiaries are in full force and effect, except where the failure of such policies or bonds to be in full force and effect would not have a Material Adverse Effect. None of the Company and its Subsidiaries has received any notice or other indication from any insurer or agent of any intent to cancel or not to renew any of such insurance policies, except where any such cancellation or failure to renew would not have a Material Adverse Effect.

4.18 ENVIRONMENTAL COMPLIANCE. To the Company's Knowledge, each of the Company and its Subsidiaries has all permits, licenses and other authorizations, which are required under existing Environmental Laws and the failure of which would have a Material Adverse Effect. To the Company's Knowledge, each of the Company and its Subsidiaries is presently in compliance in all material respects with all Environmental Laws, and none has generated, manufactured, refined, transported, transferred, produced or processed any hazardous material or solid waste, except in compliance with all applicable Environmental Laws. There are no existing environmental conditions or circumstances with respect to any real property owned or leased by the Company and its Subsidiaries, whether or not discovered, which would be probable to result in a liability which would have a Material Adverse Effect, should any such conditions or circumstances become the basis for any claim which is asserted in the future by any aggrieved party (including, without limitation, any Governmental Body). There is no pending or, to the Company's Knowledge, threatened civil or criminal litigation, notice of violation or administrative proceeding to which any of the Company and its Subsidiaries is a party relating to Environmental Laws, except where any such litigation, violation or proceeding would not have a Material Adverse Effect.

4.19 EMPLOYMENT MATTERS. For any worldwide employee whose annual compensation exceeds $100,000 or foreign equivalent thereof, SCHEDULE 4.19 comprises a list of: (i) all employment contracts or agreements to which each of the Company and its Subsidiaries is a party or is subject as of the date of this Agreement, and
(ii) the names, current salary rates, and accrued vacation and sick leave for all the employees of the Company and its Subsidiaries. None of the Company and its Subsidiaries has any shop union contracts or enterprise collective bargaining agreements; (i) none of the Company and its Subsidiaries is currently engaged in any labor negotiations or employment dispute or grievance except for minor grievances with individual employees and not with any employee organization or group; and (ii) to the Company's knowledge, none of the Company and its Subsidiaries is the subject of any union organizing. Except as set forth in SCHEDULE 4.19, none of the Company and its Subsidiaries has sponsored, maintained or participated in, nor does it currently sponsor, maintain or participate in, any oral or written employee benefit plan (as such term is defined in Section 3(3) of Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any trust related to any such plan.

4.20 BROKERS OR FINDERS. Except as set forth in SCHEDULE 4.20, the Company has not incurred nor will incur, directly or indirectly, any liability for any brokerage or finders' fees or agent's commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

4.21 BOOKS AND RECORDS. The minute books, stock record books and other records of the Company and its Subsidiaries, all of which have been made available to the Purchaser, are correct in all material respects. The minute books of the Company and its Subsidiaries are accurate in material respects records of all meetings and other corporate actions of their respective shareholders and board of directors and committees thereof.

4.22 REGULATORY COMPLIANCE. (i) (A) With respect to each of the Company's products and, to the extent applicable, products under development (collectively, "COMPANY PRODUCTS"), (1) SCHEDULE 4.22 sets forth a list of all approvals, clearances, authorizations, licenses and registrations required by United States or foreign governments or government agencies obtained by the Company and its Subsidiaries to permit the manufacturing, distribution, sales, marketing or human research activities of the Company (the "COMPANY ACTIVITIES TO DATE") with respect to each Product (collectively, "COMPANY LICENSES"); and

(2) the Company and its Subsidiaries are in compliance in all material respects with all terms and conditions of each Company License and with all requirements pertaining to the Activities to Date with respect to each Product which is not required to be the subject of a Company License; (B) all manufacturing operations performed by or on behalf of the Company have been and are being conducted in all material respects in compliance with current good manufacturing practices, and quality system regulations issued by the United States Food and Drug Administration ("FDA") and, to the extent applicable, counterpart regulations in the European Union; (C) the Company and its Subsidiaries are in compliance in all material respects with all applicable reporting requirements for all licenses or plant registrations described in clause (A) above; except, in the case of the preceding clauses (A) through (C), for any such failures to obtain or noncompliance which, individually or in the aggregate, would not have a Material Adverse Effect. (ii) To the Company's Knowledge, no filing or submission to the FDA or any other Governmental Body with regard to the Products that is the basis for any approval or clearance contains any material omission or material false information.

                                   ARTICLE 5
                               REPRESENTATION AND
                           WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company that, as of the date of this Agreement and as of the date of Closing:

5.1 ORGANIZATION. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as is now being conducted, and is duly qualified to do business and is in good standing in the State of Delaware. SCHEDULE 5.1 lists (a) all Subsidiaries and correctly sets forth the capitalization of each Subsidiary and ownership interest of the Purchaser or any other Person therein, and (b) the jurisdiction in which each Subsidiary is organized. Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, except where the lack thereof would not have a Material Adverse Effect. The Purchaser and each of its Subsidiaries has the necessary power to own its properties and assets and to carry on its business as now conducted and is duly qualified or licensed to do business in each foreign jurisdiction where it conducts business or has assets, except where failure to be so qualified, licensed or in good standing would not have a Material Adverse Effect. The Purchaser has delivered to the Company correct and complete copies of the charter and bylaws of each of its Subsidiaries and the names of the directors and officers of each of the Purchaser and its Subsidiaries.

5.2 AUTHORITY. The Purchaser has all requisite corporate power and authority to enter into this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms.

5.3 NO CONSENTS. No consents, approvals, orders, waivers or authorizations of, or registration, declaration or filing with, any third party or Governmental Body is required by or with respect to the Purchaser or the Subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for: (a) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws or the securities laws of the United States or of any foreign country; (b) those consents expressly listed in SCHEDULE 5.3; (c) such filings, if any, required with the FTC and DOJ pursuant to the HSR Act; and (d) those consents, approvals, orders, waivers, authorizations, registrations, declarations or filings which, if not obtained or made, would not have a Material Adverse Effect.

5.4 NO CONFLICTS. Except as set forth in SCHEDULE 5.4 the execution and delivery of this Agreement and the performance of its obligations hereunder (a) shall not be in violation or breach of, and shall not conflict with or constitute a default under, any of the terms of the Purchaser's Certificate of Incorporation or Bylaws, of any contract, agreement or commitment binding upon the Purchaser or its Subsidiaries or any of their respective assets or properties, except in each case as would not have a Material Adverse Effect, nor enable any third party to terminate any Material Agreement; and (b) shall not conflict with or violate, in any material respect, any applicable law, rule, regulation, judgment, order or decree of any Governmental Body having jurisdiction over the Purchaser or its Subsidiaries or any of their assets or properties.

5.5 CAPITAL STRUCTURE. The authorized capital stock of the Purchaser consists of 102,000,000 shares of capital stock, of which 100,000,000 shares are Common Stock, $0.001 par value (the "PURCHASER COMMON STOCK"), and 2,000,000 shares are Preferred Stock, $0.001 par value (the "PURCHASER PREFERRED STOCK"), of which 1,000,000 shares are designated as Series A Convertible Preferred Stock. As of November 19, 2004 there were 79,200,000 shares of Purchaser Common Stock issued and outstanding, and 510,000 shares of Purchaser Series A Convertible Preferred Stock issued and outstanding. All of the shares of Purchaser Common Stock are or will be at Closing, duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Purchase's charter documents or any agreement to which the Purchaser is a party or by which it is bound. The authorized capital of the Purchaser will consist immediately prior to the Closing of 300,000,000 shares of Purchaser Common Stock, of which 12,000,000 shares are issued and outstanding.

5.6 OBLIGATIONS WITH RESPECT TO CAPITAL STOCK. SCHEDULE 5.6 sets forth a true and complete list as of the date hereof of all holders of outstanding Convertible Securities of the Purchaser, the exercise price per share, the term of each such Convertible Security, whether such Convertible Security is a nonqualified stock option or incentive stock option and any restrictions on exercise or sale of such Convertible Securities or underlying shares. On the Closing Date, the Purchaser shall deliver to Company a complete and correct updated SCHEDULE 5.6 giving effect to any exercise of Convertible Securities on or prior to Closing. Except as set forth in SCHEDULE 5.6, there are no outstanding: (a) securities convertible into or exchangeable for the capital stock of any class of the Purchaser or its Subsidiaries; (b) options, warrants or other rights to subscribe for or purchase shares of capital stock of any class of the Purchaser or its Subsidiaries; or (c) agreements of any kind relating to the issuance of any Equity Securities of any class of the Purchaser or its Subsidiaries, or any such convertible or exchangeable securities or any such options, warrants or rights to subscribe for or purchase shares of Equity Securities of the Purchaser or its Subsidiaries. Except as set forth in SCHEDULE 5.6, and as contemplated by this Agreement, to the Knowledge of the Purchaser there are no voting trusts or other agreements or understandings with respect to the Purchaser Common Stock or any stock of its Subsidiaries including, without limitation, any agreement granting any form of registration rights to any person or entity. Immediately prior to the Closing, except as consented to in writing by the Company, (i) Purchaser shall have no outstanding Convertible Securities or any rights, agreements or understandings entitling any person to acquire any capital stock or Convertible Securities of the Purchaser and (ii) Purchaser shall not be a party to any agreement granting any form of registration rights to any person or entity.

5.7 SUBSIDIARIES. Except as described in SCHEDULE 5.7, the Purchaser owns all of the Equity Securities of each of the Subsidiaries, beneficially and of record.
SCHEDULE 5.7 lists all Equity Securities of Persons other than the Subsidiaries owned beneficially and of record by the Purchaser. All such Equity Securities of the Subsidiaries and those listed on SCHEDULE 5.7 are owned free and clear of any encumbrance and are fully paid, validly issued and non-assessable.

5.8 FINANCIAL STATEMENTS. The audited financial statements of Purchaser as filed pursuant to the Exchange Act have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered thereby, and present fairly in all material respects the financial position, assets and liabilities of the Purchaser at the dates indicated and the results of its operations and changes in financial position for the periods indicated. The unaudited quarterly financial statements of Purchaser as filed pursuant to the Exchange Act present fairly in all material respects the results of operations of the Purchaser except as otherwise stated therein (or in any related notes) and except for the lack of footnotes and subject to normal audit adjustment.

5.9 NO UNDISCLOSED LIABILITIES. Except as set forth in SCHEDULE 5.9, to the Purchaser's Knowledge, Purchaser has no undisclosed liabilities or obligations (whether absolute, accrued, contingent or otherwise and whether due or to become due, including liabilities for taxes and interest and penalties thereon) of a material nature required by GAAP to be reflected on a consolidated balance sheet of the Purchaser or described in the notes thereto that are not reflected in the Financial Statements, except for liabilities and obligations (a) incurred since December 31, 2003 in the Ordinary Course of Business; or (b) specifically disclosed in any Schedule to this Agreement.

5.10 BUSINESS CHANGES. Since December 31, 2003, except with respect to inter-Purchaser transactions or as otherwise contemplated by this Agreement or as set forth in SCHEDULE 5.10, (a) the Purchaser and its Subsidiaries have conducted its business in the Ordinary Course of Business; the Purchaser and its Subsidiaries have not issued, declared, set aside or paid any dividend or other distribution of cash or property on any of its respective Equity Securities nor has it, directly or indirectly, purchased, redeemed or otherwise acquired any shares of its respective, Equity Securities or entered into any agreement or commitment to do any of the foregoing (b) for the Purchaser and its Subsidiaries there has not been any (i) general uniform increase in the compensation of the employees (including, without limitation, any increase pursuant to any bonus, pension, profit-sharing, deferred compensation or other plan or commitment), other than increases in the Ordinary Course of Business, (ii) increase in any such compensation payable to any individual officer, director, consultant or agent, other than increases in the Ordinary Course of Business, (iii) loans made to any officers, directors, shareholders, employees, consultants or agents, and
(c) the Purchaser and its Subsidiaries have not incurred additional debt for borrowed money, nor has it incurred any obligation or liability (fixed, contingent or otherwise), nor made any acquisition of or contract for acquisition of any assets, nor paid any obligation or liability (except for current obligations or liabilities), in each case in excess of $50,000 or $200,000 in the aggregate, except in the Ordinary Course of Business;

5.11 PROPERTIES. SCHEDULE 5.11 lists all real property leased by the Purchaser and its Subsidiaries, which is true in all material respects as of the date hereof. The Purchaser and its Subsidiaries own no real property except as provided on SCHEDULE 5.11 hereto: (i) the Purchaser and its Subsidiaries have good and marketable title to all assets and properties listed on the Financial Statements or thereafter acquired, free and clear of any Encumbrances other than Permitted Liens, except where the lack of such good and marketable title would not have a Material Adverse Effect; and (ii) all of the material fixed assets and material properties listed in the Financial Statements or thereafter acquired are in satisfactory condition and repair in all material respects for the requirements of the business as presently conducted. All material agreements pursuant to which the Purchaser and its Subsidiaries lease real or personal property are listed in SCHEDULE 5.11 hereto, are valid, effective and enforceable in accordance with their respective terms and there is not under any such leases any existing material default or any event which, with notice or lapse of time or both, would have a Material Adverse Effect.

5.12 TAXES. Except as set forth in SCHEDULE 5.12, the Purchaser and each of its Subsidiaries has duly filed with the appropriate Governmental Body all tax returns and reports required to be filed, and has paid or accrued in full all Taxes due to, or claimed to be due by, any taxing authority. To the Knowledge of the Purchaser, such tax filings were correct and complete when filed.

5.13 COMPLIANCE WITH LAWS. To the Purchaser's Knowledge, the business of the Purchaser and its Subsidiaries has been conducted in compliance with all applicable laws, regulations, orders and other requirements of any Governmental Body, except where failure to comply will not have a Material Adverse Effect.

5.14 LITIGATION. Except as set forth in SCHEDULE 5.14 and, except for claims, disputes, actions, proceedings, suits or appeals that would not have a Material Adverse Effect, there is no claim, dispute, action, proceeding, suit or appeal, at law or in equity, pending against the Purchaser and its Subsidiaries, or involving the Purchaser and its Subsidiaries assets or properties, before any court, agency, authority, arbitration panel or other tribunal, and, to the Purchaser's Knowledge, none have been threatened.

5.15 CONTRACTS. SCHEDULE 5.15 lists each contract or agreement to which the Purchaser is a party (and the Purchaser has provided the Company with a copy of each such written contract or agreement or a written description of each such verbal contract or agreement), (i) is a power of attorney or similar authorization granted by the Purchaser and its Subsidiaries to third parties, or
(ii) currently involves payments or receipts of more than $50,000 to vendors or $20,000 to customers on an annual basis that cannot be terminated by the Purchaser without penalty on less than 61 days notice (collectively, the "PURCHASER MATERIAL AGREEMENTS"). The Purchaser and its Subsidiaries are not in material default individually or in the aggregate (or would not by the lapse of time and/or the giving of notice be in material default) in respect of any Purchaser Material Agreement to which they are parties. To the Purchaser's Knowledge, no party to any Purchaser Material Agreement is in material default thereunder or has materially breached any terms or provisions thereof which are material to the conduct of any of the respective business. To the Purchaser's Knowledge, none of the Purchaser Material Agreements will be terminated as a result of the transaction contemplated hereby.

5.16 INTELLECTUAL PROPRIETARY RIGHTS. The Purchaser and its Subsidiaries own or have the right to use all Intellectual Property necessary for the operation of their businesses as presently conducted. SCHEDULE 5.16 constitutes a full and complete list of all material Intellectual Property that the Purchaser and its Subsidiaries own or license (to or from a third party) in connection with their operations (the "PURCHASER INTELLECTUAL PROPERTY ASSETS"), and specifies whether such Intellectual Property is owned or used under license and whether the Purchaser and its Subsidiaries act as licensor or licensee. The Purchaser and its Subsidiaries hold all right, title and interest in and to those Purchaser Intellectual Property Assets which are specified as owned by them, except where the failure to hold all such right, title and interest would not have a Material Adverse Effect. All material license agreements and all other instruments relating to material licenses are in full force and effect and true and complete copies thereof have been provided to the Company. None of the Purchaser Intellectual Property Assets have been held or stipulated to be invalid in any litigation which has been concluded and the validity of the Purchaser Intellectual Property Assets has not been questioned in any litigation that is currently pending or, to the Purchaser's Knowledge, threatened, except where any such pending or threatened litigation would not have a Material Adverse Effect. To the Purchaser's Knowledge, the Purchaser and its Subsidiaries do not infringe on the Intellectual Property of any third party through its actions in the conduct of its business in any material respect.

5.17 INSURANCE. SCHEDULE 5.17 constitutes a full and complete list of all policies of insurance to which the Purchaser and its Subsidiaries is a party or is a beneficiary or named insured. All of the insurance policies and bonds maintained by the Purchaser and its Subsidiaries are in full force and effect, except where the failure of such policies or bonds to be in full force and effect would not have a Material Adverse Effect. None of the Purchaser and its Subsidiaries has received any notice or other indication from any insurer or agent of any intent to cancel or not to renew any of such insurance policies, except where any such cancellation or failure to renew would not have a Material Adverse Effect.

5.18 ENVIRONMENTAL COMPLIANCE. To the Purchaser's Knowledge, the Purchaser and its Subsidiaries have all permits, licenses and other authorizations, which are required under existing Environmental Laws and the failure of which would have a Material Adverse Effect. To the Purchaser's Knowledge, the Purchaser and its Subsidiaries is presently in compliance in all material respects with all Environmental Laws, and has not generated, manufactured, refined, transported, transferred, produced or processed any hazardous material or solid waste, except in compliance with all applicable Environmental Laws. There are no existing environmental conditions or circumstances with respect to any real property owned or leased by the Purchaser and its Subsidiaries, whether or not discovered, which would be probable to result in a liability which would have a Material Adverse Effect, should any such conditions or circumstances become the basis for any claim which is asserted in the future by any aggrieved party (including, without limitation, any Governmental Body). There is no pending or, to the Purchaser's Knowledge, threatened civil or criminal litigation, notice of violation or administrative proceeding to which the Purchaser and its Subsidiaries is a party relating to Environmental Laws, except where any such litigation, violation or proceeding would not have a Material Adverse Effect.

5.19 EMPLOYMENT MATTERS. For any worldwide employee whose annual compensation exceeds $100,000 or foreign equivalent thereof, SCHEDULE 5.19 comprises a list of: (i) all employment contracts or agreements to which each of the Purchaser and its Subsidiaries is a party or is subject as of the date of this Agreement, and (ii) the names, current salary rates, and accrued vacation and sick leave for all the employees of the Purchaser and its Subsidiaries. (i) the Purchaser and its Subsidiaries does not have any shop union contracts or enterprise collective bargaining agreements; (ii) the Purchaser and its Subsidiaries are not currently engaged in any labor negotiations or employment dispute or grievance except for minor grievances with individual employees and not with any employee organization or group; and (iii) to the Purchaser's Knowledge, the Purchaser and its Subsidiaries is the subject of any union organizing. Except as set forth in SCHEDULE 5.19, the Purchaser and its Subsidiaries has not sponsored, maintained or participated in, nor does it currently sponsor, maintain or participate in, any oral or written employee benefit plan (as such term is defined in Section 3(3) of ERISA), or any trust related to any such plan.

5.20 BROKERS OR FINDERS. Except as set forth in SCHEDULE 5.20, the Purchaser has not incurred nor will incur, directly or indirectly, any liability for any brokerage or finders' fees or agent's commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

5.21 BOOKS AND RECORDS. The minute books, stock record books and other records of the Purchaser and its Subsidiaries, all of which have been made available to the Company, are correct in all material respects. The minute books of the Purchaser and its Subsidiaries are accurate in material respects records of all meetings and other corporate actions of their respective shareholders and board of directors and committees thereof.

5.22 FINANCIAL REPORTS AND REGULATORY DOCUMENTS. Except as set forth on SCHEDULE 5.22, Purchaser has timely filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that it was required to file since January 1, 2000, with the SEC, and all other material reports and statement required to be filed by it with any Governmental Body since January 1, 2000, including, without limitation, any report or statement required to be filed pursuant to the laws of the United States or the State of Delaware, and has paid all fees and assessments due and payable in connection therewith. As of their respective dates, such reports, registrations and statements complied in all material respects with all the laws, rules and regulations of the applicable Governmental Body with which they are filed. The Purchaser SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act and Exchange Act, as the case may be, (ii) did not at the time they were filed (or if amended or superseded b a filing prior to the date of this Agreement, then on the date of such filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Purchaser SEC Reports or necessary in order to make the statements in such Purchaser SEC reports, in light of the circumstances under which they were made, not misleading. None of Purchaser's Subsidiaries is required to file any forms, reports or other documents with the SEC. Except as set forth in this Agreement or the Schedules or Exhibits attached hereto, or as disclosed in the Purchaser SEC Reports, there is no fact that the Purchaser has not disclosed to the Company in writing and of which any of its officers, directors or executive employees is aware and that has had or would reasonably be expected to have a Material Adverse Effect.

                                    ARTICLE 6
                           CONDUCT PENDING THE CLOSING

During the period from the date of this Agreement and continuing until the Closing Date or the termination of this Agreement, the Parties hereto agree as follows:

(a) ACCESS TO INFORMATION. The Parties shall afford to the each other and to each others attorneys, accountants, and other authorized representatives, access to, and upon request, copies of, all information available to the parties and their respective Subsidiaries with respect to the operations of the parties and their respective Subsidiaries including, all of the respective properties, books, contracts, commitments, records and personnel. Such investigation shall be conducted in such a manner so as not to interfere unreasonably with the operations of the Company and its Subsidiaries. Further, each party agrees that it will not, and will cause its representative not to, use any Confidential Information obtained pursuant to this Article 6 (as well as any other Confidential Information obtained prior to the date hereof in connection with the entering into of this Agreement) for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Subject to the Requirements of Law, each party will keep confidential, and will cause its representative to keep confidential, all Confidential Information and documents obtained pursuant to this Article 6 (as well as any other information obtained prior to the date hereof in connection with the entering into of this Agreement). In the event that this Agreement is terminated or the transaction contemplated by this Agreement shall otherwise fail to be consummated, each party shall promptly cause all copies of documents or extracts thereof containing Confidential Information and data as to the other party to be returned to the other party. No investigation by either party of the business and affairs of the other party shall affect or be deemed to modify or waive any representation, warranty, covenant or agreement in this Agreement, or the conditions to either party's obligation to consummate the transactions contemplated by this Agreement.

(b) DIRECTOR AND STOCKHOLDER APPROVAL. Each of the Parties shall take all action necessary (i) to obtain the written consent of its directors or to convene a meeting of its directors to approve the Merger, this Agreement and the transactions contemplated hereby and thereby, (ii) to obtain the written consent of the holders of the Company Stock or Purchaser Common Stock (as applicable) or to convene a meeting of their respective stockholders as soon as reasonably practicable and (iii) to solicit the approval of their respective stockholders of the Merger, this Agreement and the transactions contemplated hereby and thereby. Each of the Parties shall ensure that its director and stockholder approval is solicited in compliance with the procedural requirements of Delaware Law, the Certificate of Incorporation and the Bylaws of the Company or the Purchaser (as applicable), provided, however, that no director or officer shall be required to violate any fiduciary duty or other requirement imposed by law in connection therewith.

(c) UPDATE TO DISCLOSURE SCHEDULES. Without limiting any party's right to rely on the respective representations or warranties of the other parties contained in ARTICLES IV OR V, each party shall provide the other parties with updates to their respective Disclosure Schedules provided or made available pursuant hereto as to material facts which arise or are first discovered between the date of this Agreement and the Closing Date and which, if they had occurred and been known prior to the date of this Agreement, would have been required to be disclosed in order to make such party's respective representations and warranties true and correct in all material respects as of the date of this Agreement. Each party shall take all reasonable action within their respective capability necessary to render accurate as of the Closing Date its respective representations and warranties contained in this Agreement and shall refrain from taking any action which would render inaccurate as of the Closing Date any such representations or warranties. Each party shall notify the other of any material adverse development causing a breach of any of its own representations and warranties. Each party shall notify the other of any action, suit or proceeding that shall be instituted or threatened against such party to restrain, prohibit, or otherwise challenge the legality of any transaction contemplated by this Agreement.

(d) COMMUNICATIONS. Neither of the Parties shall furnish any communication to the public if the subject matter thereof relates to the other party or to the transactions contemplated by this Agreement without the prior approval of the other party as to the content thereof, which approval shall not be unreasonably withheld. Nothing contained herein shall prevent any party at any time from furnishing any information to any Governmental Body or from issuing any release where it reasonably believes it is legally required to do so.

(e) ORDINARY COURSE OF BUSINESS. Each of the Parties shall use, and cause each of its Subsidiaries to use, best efforts to: (i) preserve the services of its present officers and employees, its net asset value and its business, including its relationship with its customers and suppliers; (ii) operate and carry on its business operations only in the Ordinary Course of Business and substantially as presently operated; (iii) not sell, dispose of or encumber or enter into any agreement for the sale of any of its material assets other than in the Ordinary Course of Business; (iv) not change the method by which bonuses or other payments are made to its officers, directors and employees and (v) not enter into any material contract, arrangement or agreement.

(f) DIVIDENDS; CHANGES IN STOCK. Except in completing the transactions contemplated by this Agreement, none of the Purchaser and/or its Subsidiaries shall or shall propose to: (i) declare or pay any dividends on or make any other distributions in respect of any of its capital stock; (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) repurchase or otherwise acquire any shares of its capital stock.

(g) LEGAL CONDITIONS. Each party shall take all reasonable actions necessary to comply promptly with any legal requirements which may be imposed on the consummation of the transaction contemplated herein and shall promptly cooperate with and furnish information to the other party in connection with any such requirements imposed upon such other party in connection herewith. Each party shall take all reasonable actions to obtain (and to cooperate with the other party in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Body, or other third party, required to be obtained or made by such party (or by the other party) in connection with the taking of any action contemplated thereby or by this Agreement. Each of the parties shall file any Notification and Report Forms and related materials that it may be required to file with the FTC and the DOJ under the HSR Act and shall use its reasonable best efforts to obtain an early termination of the applicable waiting period and make any further filings pursuant thereto that may be necessary, proper or advisable.

(h) ISSUANCE OF SECURITIES. Neither the Company nor the Purchaser shall issue, deliver or sell, or authorize or propose or enter into any agreement for the issuance, delivery or sale of, or purchase or propose the purchase of, any Convertible Securities or Equity Securities, except (i) pursuant to the provision of Convertible Securities issued and outstanding as of the date hereof or (ii) pursuant to the agreements contemplated by ARTICLE 7.

(i) GOVERNING DOCUMENTS. None of the Purchaser and/or its Subsidiaries shall amend its charter documents except as contemplated by ARTICLE 7.

(j) SALARIES, BENEFIT PLANS, ETC. Except as disclosed on Schedule 6(j), none of the Purchaser and/or its Subsidiaries shall incur any salaries or other compensation payable to officers, directors, employees or consultants, and shall not hire any employees or consultants, nor adopt or amend in any material respect any collective bargaining agreement or benefit plan or any other agreement with employees.

(k) NOTICE OF CERTAIN DEFAULTS OR CLAIMS. The Purchaser shall give prompt notice to the Company of (i) any notice of default received by it under any material instrument or material agreement to which any of the Purchaser and/or its Subsidiaries is a party or by which it is bound; (ii) any transaction that is reasonably likely to have a Material Adverse Effect.

                                    ARTICLE 7
                              CONDITIONS TO CLOSING

7.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS. The obligations of each party to effect the Merger are subject to the satisfaction on or prior to the Closing Date of the following conditions unless waived (to the extent such conditions can be waived) by all such parties affected thereby, as applicable:

(a) GOVERNMENT CONSENTS; AUTHORIZATIONS. All material consents, authorizations, orders or approvals of, and filings or registrations with or imposed by, any Governmental Body which are required for or in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby shall have been obtained or made, including, without limitation, expiration or early termination of the waiting period under the HSR Act.

(b) LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the transactions contemplated herein shall have been issued by any Government Body of competent jurisdiction and remain in effect. Each party agrees to use its reasonable best efforts to have any such injunction or order lifted.

(c) LEGISLATION. No Requirement of Law shall have been enacted and remain in effect which prohibits or makes illegal the consummation of this Agreement or any of the conditions to the consummation of this Agreement.

7.2 CONDITIONS TO OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser to perform this Agreement at the Closing are subject to the satisfaction on or prior to the Closing Date of the following conditions, unless waived by the
Purchaser:

(a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, and the Purchaser shall have received a certificate signed by an officer of the Company to such effect.

(b) DIRECTOR AND STOCKHOLDER APPROVAL. The Company shall have obtained all requisite approval of its directors and stockholders for this Agreement, the Merger and the transactions contemplated hereby.

(c) PERFORMANCE OF OBLIGATIONS BY THE COMPANY. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement on or before the Closing Date, and the Purchaser shall have received a certificate signed by an officer of the Company to such effect.

7.3 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to perform this Agreement at the Closing are subject to the satisfaction on or prior to the Closing Date of the following conditions, unless waived by the
Company:

(a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, and the Company shall have received a certificate signed by an officer of the Purchaser to such effect.

(b) DIRECTOR AND STOCKHOLDER APPROVAL. The Purchaser shall have obtained all requisite approval of its directors and shareholders for this Agreement, the Merger and the transactions contemplated hereby.

(c) PERFORMANCE OF OBLIGATIONS OF THE PURCHASER. The Purchaser shall have performed in all material respects all obligations required to be performed by it under this Agreement on or before the Closing Date, and the Company shall have received a certificate signed by an officer of the Purchaser to such effect.

(d) GOVERNMENTAL FILINGS; NO VIOLATIONS. Purchaser shall have made all filings required of it pursuant to the Exchange Act, including the filing of a Form 8-K upon execution of this Agreement describing the transaction, subject to the Company's prior review and reasonable approval.

(e) LIMIT ON DISSENTERS. Not more than five percent (5%) of the outstanding shares of either Purchaser Stock or Company Stock shall have exercised dissenter rights in connection with the proposed Merger.

(f) LIMITATION ON OUTSTANDING OBLIGATIONS. Except for trade payables incurred in the Ordinary Course of Business and not past due, the Purchaser shall have no more than $50,000 of outstanding debt or liabilities (including, without limitation, any and all outstanding amounts owed or payable to employees or independent contractors of Purchaser).

(g) TERMINATION OF CERTAIN AGREEMENTS. The employment agreements of Mr. Giansiracusa and Mr. Lahey with the Purchaser shall be terminated by mutual consent and the accrued salary, options and other benefits owed to Mr. Giansiracusa and Mr. Lahey shall be satisfied on or before the Closing Date.

(h) FINANCING TRANSACTION. Purchaser shall have entered into, and be a party to, definitive agreements contemplating the purchase by, and sale to, a third party or parties of at least $15.0 million of equity securities of the Purchaser, such purchase and sale to occur subsequent to the closing of the Merger and be in form and substance satisfactory to the Company in its sole and absolute discretion.

(i) WHITEBOX CONSENT. Whitebox Advisors and each of the Whitebox Parties shall have consented to this Agreement and the transactions contemplated hereby, and the Purchase Agreement dated September 17th, 2004 by and between the Company and the Whitebox Parties (the "WHITEBOX AGREEMENT") and each of the Notes and Warrants (as such terms are defined in Whitebox Agreement) shall be revised and amended to appropriately reflect the transactions contemplated by this Agreement in form and substance satisfactory to the Company in its sole and absolute discretion.

(j) REVERSE STOCK SPLIT. The Purchaser shall have consummated a reverse split of all of Purchaser's presently authorized common stock in such amount as approved in writing by the Company.

                                    ARTICLE 8
                                   TERMINATION

8.1 TERMINATION. Notwithstanding any other provisions of this Agreement, this Agreement may be terminated, and the Merger may be abandoned as follows:

(a) MUTUAL CONSENT. At any time prior to the Effective Time, by the mutual consent of Purchaser and Company, if the Board of Directors of each so determines by vote of a majority of the members of its entire Board.

(b) BREACH. At any time prior to the Effective Time, by Purchaser or Company if its Board of Directors so determines by vote of a majority of the members of its Board, in the event of either: (i) a breach by the other party of any representation or warranty contained herein (subject to the standard set forth herein), which breach cannot be or has not been cured within 10 days after the giving of written notice to the breaching party of such breach; or (ii) a breach by the other party of any of the covenants or agreements contained herein, which breach cannot be or has not been cured within 10 days after the giving of written notice to the breaching party of such breach.

(c) DELAY. At any time prior to the Effective Time, by either Purchaser or Company if its Board of Directors so determines by vote of a majority of the members of its entire Board, in the event that the Merger is not consummated by December 31, 2004, except not by such Party to the extent that the failure of the Merger then to be consummated arises out of or results from knowing action or inaction of such party to the detriment of the other Party, except as permitted hereunder.

(d) NO APPROVAL. By Company or by the Purchaser, if its Board of Directors so determines by a vote of a majority of the members of its entire Board, in the event the approval of any Governmental Body required for consummation of the Merger and the other transactions contemplated by this Agreement shall have been denied by final nonappealable action of such Governmental Body or any Governmental Body issues a final nonappealable order blocking the Merger.

(e) ACQUISITIONS PROPOSAL. This Agreement may be terminated by Purchaser or Company by written notice to the other if such party (i) received an Acquisition Proposal, (ii) receives the advice of its outside counsel that to proceed with the Merger will violate the fiduciary duties of its Board of Directors to its stockholders in light of such Acquisition Proposal, and (iii) after receiving such advice, determines to accept such proposal; provided, however, that such party shall not be entitled to terminate this Agreement pursuant to this SECTION 8.1(e) unless it shall have provided the Company with written notice of such a possible determination (which written notice will inform the other of the material terms and conditions of the proposal, including the identity of the proponent) not less than two business days prior to such determination.

(f) DISCLOSURE SCHEDULES AMENDMENT OR SUPPLEMENT. At any time prior to the Effective Time by either Company or Purchaser, if its Board of Directors so determines by vote of a majority of the members of its entire Board that the other party has amended its Disclosure Schedules provided pursuant to ARTICLES IV OR V hereof (as applicable) and such amendment discloses events that would be reasonably likely to result in a Material Adverse Effect on the Surviving Company following the Closing.

(g) FAILURE TO APPROVE. This Agreement shall automatically terminate if the stockholders of either Purchaser or the Company fail to approve this Agreement and the transactions contemplated hereby pursuant to any vote taken (at any meeting or by written consent) seeking shareholder approval thereof.

8.2 EFFECT OF TERMINATION AND ABANDONMENT. In the event of termination of this Agreement and the abandonment of the Merger pursuant to SECTIONS 8(a)-(e), no party to this Agreement shall have any liability or further obligation to any other party hereunder except that termination under SECTION 8.1(b) will not relieve a breaching party from liability for any breach of this Agreement giving rise to such termination; provided, however, in no event shall the breaching party pay to the non-breaching party for such a breach an amount greater than the actual out-of-pocket costs and expenses incurred by the non-breaching party in connection with this Agreement and the enforcement of its rights hereunder.

                                    ARTICLE 9
                               GENERAL PROVISIONS

9.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representation and warranties of the Company and Purchaser set out herein shall survive the Closing.

9.2 FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this agreement.

9.3 WAIVER. Any failure on the part of either party hereto to comply with any of its obligation, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

9.4 BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

9.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested or recognized commercial courier service or when sent by facsimile to the number set forth below if sent between 8:00 a.m. and 5:00 p.m. recipient's local time ("Local Time") of a business day, or on the next business day if sent other than between the hours of 8:00 a.m. and 5:00 p.m. Local Time or on a business day, as follows:

If to the Company:

                  Anthony A. Nobles
                  Sutura, Inc.
                  17080 Newhope Street
                  Fountain Valley, CA 92708
                  Facsimile:  (717) 437-9806

With a copy to::

                  Richard J. Babcock, Esq.
                  Sheppard Mullin Richter & Hampton LLP
                  650 Town Center Drive, Ste. 400
                  Costa Mesa, CA  92626
                  Facsimile:  (714) 513-5130

If to the Purchaser:

                  James B. Lahey
                  Technology Visions Group, Inc.
                  910 W. San Marcos Blvd.
                  San Marcos, CA 92078
                  Facsimile:

With a copy to:
                    __________________
                    __________________
                    __________________
                    __________________

9.6 GOVERNING LAW. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

9.7 ASSIGNMENT. This agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns provided however, that any assignment by either party of its rights under this agreement without the written consent of the other party shall be void.

9.8 COUNTERPARTS. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

9.9 CLOSING DATE. The Closing shall take place upon the fulfillment by each party of all the conditions of Closing required herein, but not later than 45 days following execution of this agreement unless extended by mutual consent of the parties.

9.10 REVIEW OF THE AGREEMENT. Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel. In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this agreement.

9.11 SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon and shall be dated.

9.12 EFFECTIVE DATE. The effective date of this agreement shall be upon its execution.

                         [Signatures on following page]

       SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER BETWEEN SUTURA, INC.
                       AND TECHNOLOGY VISIONS GROUP, INC.

IN WITNESS WHEREOF, the parties have executed this agreement this 22nd day of November 2004.

TECHNOLOGY VISIONS GROUP, INC.                    SUTURA, INC.

_________________________                         ______________________________
James B. Lahey, President                         Anthony A. Nobles, President

                                    EXHIBIT A

                                   DEFINITIONS

"ACQUISITION PROPOSAL" means any tender or exchange offer, proposal for a merger, consolidation or other business combination involving Purchaser or any proposal or offer to acquire in any manner a substantial equity interest in, or a substantial portion of the assets or deposits of, Purchaser, other than the transactions contemplated by this Agreement.

"AGREEMENT" shall have the meaning set forth in the introductory paragraph.

"CLOSING" and "CLOSING DATE" have the meanings set forth in Section 2.2 hereof.

"COMPANY" shall have the meaning set forth in the introductory paragraph.

"COMPANY ACTIVITIES TO DATE" shall have the meaning set forth in Section 4.22

"COMPANY COMMON STOCK" shall have the meaning set forth in Section 4.5.

"COMPANY DISSENTING SHARE" means any share of Company Stock, which is owned by a stockholder who or which has exercised his, her or its appraisal rights under Delaware Law.

"COMPANY FINANCIAL STATEMENTS" means: (i) the audited consolidated balance sheets of the Company at December 31, 1997, 1998, 1999 and 2000, and the related statements of income, cash flows and changes in shareholders' equity for the fiscal years then ended; and (ii) the unaudited consolidated balance sheets of the Company at December 31, 2001, 2002, 2003 and the related statements of income and cash flows for the periods then ended.

"COMPANY INTELLECTUAL PROPERTY ASSETS" shall have the meaning set forth in
Section 4.16.

"COMPANY LICENSES" shall have the meaning set forth in Section 4.22.

"COMPANY MATERIAL AGREEMENT" shall have the meaning set forth in Section 4.15.

"COMPANY PREFERRED STOCK" shall have the meaning set forth in Section 4.5.

"COMPANY PRODUCTS" shall have the meaning set forth in Section 4.22.

"COMPANY RIGHTS" shall have the meaning set forth in Section 3.3.

"COMPANY STOCK" means all of the issued and outstanding shares of Company Common Stock and Company Preferred Stock issued and outstanding immediately before Closing.

"COMPANY STOCKHOLDER" means any holder of shares of Company Stock.

"CONFIDENTIAL INFORMATION" means all information relating to the customers or markets of the party which originally disclosed such information ("DISCLOSING PARTY"), the composition, manufacture or development of the Disclosing Party's products, the corporate structure and organization of the Disclosing Party and other technical data, trade secrets or proprietary information, the Financial Statements and all earlier and subsequent financial statements, financial information, budgets, forecasts, marketing plans and strategies, business plans, business, assets or prospects of the Disclosing Party which such party protects against unrestricted disclosure to others and such other information as the Disclosing Party shall advise the other parties to this Agreement is considered by the Disclosing Party as confidential. Confidential Information shall not include information that: (i) was rightfully in the possession of the party which originally received such information from the Disclosing Party ("RECEIVING PARTY") or was rightfully known to the Receiving Party prior to receipt from the Disclosing Party and is not subject to a separate confidentiality obligation;
(ii) is independently developed by the Receiving Party; (iii) is or becomes publicly known without the fault of the Receiving Party; (iv) is or becomes rightfully available to the Receiving Party without confidentiality restriction from a source other than the Disclosing Party; or (v) which a party is required to disclose pursuant to a directive of a Governmental Body; provided that in each of the foregoing exceptions the burden of proof that any information does not constitute Confidential Information shall be on the Receiving Party.

"CONVERTIBLE SECURITIES" means options, warrants or other rights to acquire securities of the Company or Purchaser (as the context requires).

"DELAWARE LAW" shall have the meaning set forth in the Recitals.

"DISCLOSURE SCHEDULES" shall mean the Schedules of the Company provided pursuant to Article IV or of the Purchaser provided pursuant to Article V (as the context requires).

"DOJ" shall have the meaning set forth in Section 4.3.

"EFFECTIVE TIME" shall have the meaning set forth in Section 2.4

"ENCUMBRANCE" means any lien, claim, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention agreement, defect in title, covenant or other claim or interest in property.

"ENVIRONMENTAL LAWS" means any laws, rules, regulations, orders, treaties, statutes and codes of any Governmental Body presently in effect which prohibit, regulate or control or relate to emissions, discharges, releases or threatened releases of any pollutants, contaminants, chemicals or industrial, hazardous or toxic materials or wastes or the transportation, storage, transfer, use, manufacture, processing, distribution, treatment, disposal, handling or dealing with such materials or which relate to pollution or to protection of the environment.

"EQUITY SECURITIES" shall mean any capital stock or other equity interest or any securities convertible into or exchangeable for capital stock or any other rights, warrants or options to acquire any of the foregoing securities.

"ERISA" shall have the meaning set forth in Section 4.19.

"EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended.

"EXCHANGE RATIO" shall have the meaning set forth in the definition of Merger Consideration.

"FDA" shall have the meaning set forth in Section 4.22.

"FTC" shall have the meaning set forth in Section 4.3.

"GAAP" means generally accepted accounting principles in the United States, consistently applied.

"GOVERNMENTAL BODY" means any court or any governmental or regulatory authority of the United States of America or any other country, or any state, county, locality, district, or other political subdivision thereof, and includes without limitation any self-regulatory organizations such as stock exchanges or the National Association of Securities Dealers, which govern the issuance or trading in securities.

"HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

"INTELLECTUAL PROPERTY" means all proprietary rights and information, including, without limitation, all patents (including any registrations, continuations, continuations in part, renewals and applications for any of the foregoing); ideas, conceptions and inventions (whether or not patentable, reduced to practice or made the subject of a pending patent application), copyrights (whether or not registered), copyrighted or copyrightable works, trademarks, service marks, trade names, URLs and Internet domain names, databases, designs, slogans and general intangibles of like nature, together with all goodwill related to the foregoing, drawings, designs, mask works or registrations thereof, technology, trade secrets and other confidential information, know-how, proprietary processes, customer lists, inventions, methodologies and, with respect to all of the foregoing, related confidential documentation manufacturing and production processes and techniques, research and development information and other confidential technical information, as well as all rights in and to computer programs, data files and other software.

"KNOWLEDGE". Where any representation or warranty contained in this Agreement is expressly qualified by reference to Knowledge of or relating to the Company, such Knowledge shall mean the actual knowledge of the following officers and directors of the Company: Anthony Nobles and Egbert Ratering. Where any representation or warranty contained in this Agreement is expressly qualified by reference to Knowledge of or relating to the Purchaser, such Knowledge shall mean the actual knowledge of the following officers and directors of the
Purchaser: James A. Giansiracusa and James B. Lahey.

"MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, results of operations or financial condition of the Company and its Subsidiaries or the Purchaser (as the context requires), in each case taken as a whole, other than any effect relating to the economy or securities markets in general, or the industries in which the relevant Party operates.

"MERGER" shall have the meaning set forth in the Recitals.

"MERGER CONSIDERATION" shall mean and be determined as follows:

Each share of Company Stock shall be converted into and exchanged for that number of shares of Purchaser Common Stock pursuant to the following ratio ("EXCHANGE RATIO"):

         A = (B/.05)/C

         A - means the number of shares of Purchaser Common Stock to be exchanged for each share of Company Stock.

         B - that number of issued and outstanding shares of Purchaser Common Stock determined immediately prior to the Closing, on a fully diluted as converted basis, assuming conversion, exercise and/or exchange of all securities or other rights to acquire Purchaser Common Stock, as applicable.

         C - means that number of issued and outstanding shares of Company Stock immediately prior to the Closing, on a fully diluted as converted basis (but specifically excluding any assumption of conversion or exercise of any Whitebox Securities), assuming conversion, exercise and/or exchange of all Convertible Securities or other rights to acquire Company Stock.

"ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice.

"PARTIES" shall have the meaning set forth in the introductory paragraph.

"PERMITTED LIENS" means: (i) liens for Taxes, assessments and governmental charges not yet due and payable; (ii) zoning laws and ordinances which do not in any material respect, individually or in the aggregate, impair the value or merchantability or use of the property as it is currently being used; (iii) rights reserved to any Governmental Body to regulate the affected property; (iv) purchase-money liens arising out of the purchase or sale of products or services made in the Ordinary Course of Business; and (v) any Encumbrances that arise in the Ordinary Course of Business.

"PERSON" means any individual, corporation (including any non-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, foundation, labor union, or other entity or Governmental Body.

"PURCHASER" shall have the meaning set forth in the introductory paragraph.

"PURCHASER COMMON STOCK" shall have the meaning set forth in Section 5.5.

"PURCHASER INTELLECTUAL PROPERTY ASSETS" shall have the meaning set forth in
Section 5.16.

"PURCHASER MATERIAL AGREEMENT" shall have the meaning set forth in Section 5.15.

"PURCHASER PREFERRED STOCK" shall have the meaning set forth in Section 5.5.

"PURCHASER SEC REPORTS" shall mean all the form, reports, and documents required to be filed by Purchaser with the SEC since January 1, 2000.

"RELATED PARTY" means a Person controlling, controlled by or under common control with a party to this Agreement or any Purchaser, offspring, spouse, brother or sister of such person or his or her spouse (collectively "FAMILY MEMBER") and any Person controlling, controlled by or under common control of such Family Member.

"REQUIREMENT OF LAW" means any U.S. federal, state, local, municipal, foreign, international, multinational or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute or treaty.

"SEC" means the Securities and Exchange Commission.

"SECURITIES ACT" means the Securities Act of 1933, as amended.

"STOCK OPTION PLANS" means the Amended and Restated 1999 and 2001 Stock Option Plans of the Company and those of the Purchaser.

"SUBSIDIARIES" means any Person in which the Company or the Purchaser (as the context requires) has a direct or indirect equity ownership interest of 50% or more.

"SURVIVING CORPORATION" shall have the meaning set forth in Section 2.1.

"TAX" or "TAXES" means any U.S. federal, state, local or foreign tax, including net income, alternative or add-on minimum, gross income, gross receipts, property, sales, use, transfer, gains, license, excise, employment, payroll, withholding or minimum tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Body.

"WHITEBOX SECURITIES" means those shares of Company Stock issuable upon exercise of the Warrants or those shares issuable upon conversion of the Convertible Promissory Notes issued to any of Pandora Select Partners L.P., Whitebox Hedged High Yield Partners L.P., Whitebox Convertible Arbitrage Partners L.P., Whitebox Intermarket Partners, L.P. Gary S. Kohler or Scot W. Malloy (collectively, the "WHITEBOX PARTIES").

                                  ATTACHMENT 3

                      FINANCIAL STATEMENTS OF SUTURA, INC.

                          SUTURA FINANCIAL INFORMATION

The following financial information for Sutura for the periods indicated is included as part of this Information Statement:

o Consolidated Balance Sheet for the Nine Month Period Ending September 30, 2004 and the Year Ended December 31, 2003 (unaudited)

o Consolidated Statement of Operations for the Three Month Periods and Nine Month Periods Ending September 30, 2004 and 2003 (unaudited)

o Consolidated Statement of Cash Flows for the Three Month Periods and Nine Month Periods Ending September 30, 2004 and 2003 (unaudited)

o Audited financial statements for the years ended December 31, 2003 and 2002.



                                       3-1

                                         SUTURA, INC. AND SUBSIDIARY
                                         CONSOLIDATED BALANCE SHEETS
                                                SEPTEMBER 30,
                                                                                 30-SEP           31-DEC
                                                  ASSETS                          2004             2003
                                                                                                 UNAUDITED
                                                                               -------------   -------------
CURRENT ASSETS:
     Cash                                                                         3,148,486               0
     Accounts Receivable                                                                  0          17,031
     Prepaid expenses                                                                14,093           6,493
                                                                               -------------   -------------
                  Total current assets                                            3,162,580          23,524

PROPERTY AND EQUIPMENT, NET                                                         578,618         955,572

DEPOSITS                                                                             73,226          27,761
                                                                               -------------   -------------
                                                                               $  3,814,424    $  1,006,857
                                                                               =============   =============

                                    LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
     Accounts payable                                                          $  1,002,160    $  1,299,258
     Accrued expenses                                                             4,083,072       3,566,245
     Loan payable - officer                                                         217,433         279,792
     Customer deposits                                                            1,173,225       1,173,225
     Notes payable - officer                                                        791,618         736,618
     Notes payable                                                                  301,204         476,655
     Convertible notes payable Officers                                           1,500,000       1,500,000
     Convertible notes                                                            7,550,000       3,000,000
     Beneficial feature convertible notes                                        (6,489,395)              0
                                                                               -------------   -------------
                  Total current liabilities                                      10,129,317      12,031,793

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
     Series A convertible preferred stock, $0.00025 par value;
       352,160 shares authorized, issued and outstanding                                 88              88
     Common stock, $0.00025 par value; 10,000,000 shares authorized;
       7,032,983 shares issued and outstanding                                        1,758           1,747
     Additional paid in capital                                                  37,495,410      28,489,185
     Deferred compensation                                                         (289,967)             --
     Accumulated deficit                                                        (43,522,184)    (39,515,956)
                                                                               -------------   -------------
                  Total stockholders' deficit                                    (6,314,895)    (11,024,936)

                                                                               -------------   -------------
                                                                               $  3,814,422    $  1,006,857
                                                                               =============   =============

     The accompanying notes are an integral part of these unaudited consolidated financial statements.


                                                     3-2

                                           SUTURA, INC. AND SUBSIDIARY
                                         (A DEVELOPMENT STAGE ENTERPRISE)
                                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE QUARTER AND NINE MONTHS PERIOD ENDED SEPTEMBER 30, 2004 AND 2003

                                                            QTR           QTR            YTD             YTD
                                                           2004           2003           2004            2003
                                                        ------------   ------------   ------------   ------------
                                                         UNAUDITED                     UNAUDITED
NET SALES                                                       913         14,221    $    27,237    $   174,171

COST OF GOODS SOLD                                          119,178        143,708        355,341        540,646

                                                        ------------   ------------   ------------   ------------
GROSS PROFIT (LOSS)                                        (118,265)      (129,487)      (328,104)      (366,475)
                                                        ------------   ------------   ------------   ------------

OPERATING EXPENSES:
Depreciation and amortization                               117,813        251,463        353,439        619,656
Research and development                                     51,497        106,864        144,700        363,979
General and administrative                                1,123,250        853,745      2,703,728      2,160,104
Sales and marketing                                         219,385         78,266        492,722        339,513
       Total operating expenses                           1,511,944      1,290,339      3,694,588      3,483,252

                                                        ------------   ------------   ------------   ------------
OPERATING LOSS                                           (1,630,210)    (1,419,826)    (4,022,693)    (3,849,727)

OTHER INCOME (EXPENSE)
       Interest Income                                           --             --              0              0
       Income from debt restructuring                       481,333             --        481,333              0
       Interest Expense                                    (172,582)      (144,096)      (407,988)      (422,337)
       Beneficial conversion feature                        (60,605)            --        (60,605)       (98,277)
       Other Income (Expense)                               (10,522)        12,206          3,724         11,807
                                                        ------------   ------------   ------------   ------------
       Total other income (expense), net                    237,624       (131,890)        16,464       (508,806)

NET LOSS                                                 (1,392,586)   (1,551,716)    $(4,006,228)   $(4,358,534)
                                                        ============   ============   ============   ============

BASIC AND DILUTED NET LOSS PER SHARE                          (0.20)         (0.23)   $     (0.57)   $     (0.63)
                                                        ============   ============   ============   ============

BASIC AND DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING     7,032,983      6,889,449      7,032,983      6,889,449
                                                        ============   ============   ============   ============


* Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.


        The accompanying notes are an integral part of these unaudited consolidated financial statements.


                                                          3-3

                                                 SUTURA, INC. AND SUBSIDIARY
                                               (A DEVELOPMENT STAGE ENTERPRISE)
                                            CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  FOR THE QUARTER AND NINE MONTHS PERIOD ENDED SEPTEMBER 30

                                                                       QTR            QTR            YTD             YTD
                                                                       2004           2003           2004            2003
                                                                    ------------   ------------   ------------   ------------
                                                                      UNAUDITED                    UNAUDITED
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net loss                                                    $(1,392,586)   $(1,551,716)   $(4,006,228)   $(4,358,534)
        Adjustments to reconcile net loss to net cash provided by
           operating activities:
             Depreciation and amortization                              122,566        251,463        361,774        619,656
             Beneficial conversion feature                               60,605              0         60,605         98,276
             Common shares issued for services                                0        270,667         60,900        419,533
             Stock based compensation expenses- employees                     0        142,110        793,440        454,529
             Stock based compensation expenses-  non employees          240,614        304,987        481,228        629,288

             (Increase) decrease in current assets:
                 Accounts receivables                                    14,559         57,727         17,031         67,516
                 Employee Advances                                            0              0             (0)        (3,478)
                 Prepaid expenses                                       (46,514)        (4,379)       (53,066)        23,097
             Increase (decrease) in current liabilities:
                 Accounts payable and accrued liabilities              (458,864)       274,115       (416,867)     1,044,168
                 Accrued payroll                                        125,531        233,495        572,306        873,611
                 Customer deposits                                            0              0              0        (35,875)
                                                                    ------------   ------------   ------------   ------------
        Total Adjustments                                                58,496      1,530,185      1,877,351      4,190,320
                                                                    ------------   ------------   ------------   ------------
             Net cash used for operating activities                  (1,334,089)       (21,531)    (2,128,877)      (168,213)
                                                                    ------------   ------------   ------------   ------------

CASH FLOWS INVESTING ACTIVITIES:
             Purchase of property plant and equipment, net               11,655          1,304         15,180         33,830

CASH FLOWS FROM FINANCING ACTIVITIES:
                 Proceeds from shares issued                            105,695              0        510,077              0
                 Proceeds from warrants issued                          144,305                       695,126              0
                 Proceeds from notes payable                          6,550,000         45,460      6,431,979        177,775
                 Notes payables paid                                 (2,000,000)             0     (2,000,000)
                 Buy back of common stock                              (375,000)             0       (375,000)
                                                                    ------------   ------------   ------------   ------------
             Net cash provided by financing activities                4,425,000         45,460      5,262,182        177,775

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS                    3,102,566         25,234      3,148,485         43,391

CASH & CASH EQUIVALENTS, BEGINNING BALANCE                               45,921         21,702              0          3,544

                                                                    ------------   ------------   ------------   ------------
CASH & CASH EQUIVALENTS, ENDING BALANCE                               3,148,487         46,935    $ 3,148,486    $    46,936
                                                                    ============   ============   ============   =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

        Interest paid                                               $  (172,524)      (144,096)   $   407,998    $    422,337
                                                                    ============   ============   ============   =============
        Income taxes                                                $        --             --    $        --    $         --
                                                                    ============   ============   ============   =============

              The accompanying notes are an integral part of these unaudited consolidated financial statements.



                                                               3-4

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
              ----------------------------------------------------

                              BASIS OF PRESENTATION
                              ---------------------

The accompanying unaudited financial statements of Sutura, Inc. (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all normal, recurring adjustments considered necessary for a fair presentation have been included. Interim results of operations are not necessarily indicative of the results to be expected for the full year or any other interim periods.

                            STOCK BASED COMPENSATION.

The company accounts for the plan under the recognition and measurement principles of Accounting Principle Board (ABP) Opinion No 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, and related interpretations. Accordingly compensation expense would be recorded on the date of grant of an option to an employee or member of the Board of Directors only if the market price of the underlying stock on the date of grant exceeds the exercise price.

The following table illustrates the effect on net income (loss) and net income
(loss) per share if the compensation cost for the Company's stock option grants had been determined based on the fair value at the grant dates for awards consistent with the fair value method of Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation. ("SFAS 123"):

                                                                          PERIOD ENDING
                                               SEPTEMBER         SEPTEMBER           DECEMBER          DECEMBER
                                                 2004               2003               2003              2002
                                            ----------------------------------------------------------------------
Net loss, as reported                       $ (4,181,554)      $ (4,357,403)      $ (5,933,802)      $ (9,835,376)

Deduct: Total stock-based employee          $   (139,865)      $   (189,835)      $   (253,114)      $   (305,387)
compensation expense determined under
fair-value based method for all awards

Pro forma net loss                          $ (4,352,680)      $ (4,547,238)      $ (6,186,916)      $(10,140,763)

Shares outstanding end of period               7,385,143          7,338,109          7,338,109          7,245,609

Diluted number of shares end of period        11,153,782         10,884,945         10,884,945         10,587,715

Basic  as reported                          $       0.57       $       0.61       $       0.83       $       1.36

Basic pro forma                             $       0.59       $       0.63       $       0.87       $       1.40

Diluted  as reported                        $       0.38       $       0.41       $       0.56       $       0.93

Diluted pro forma                           $       0.39       $       0.42       $       0.57       $       0.96


                                             3-5

                               COMPREHENSIVE LOSS

Comprehensive loss for the Company includes net loss and foreign currency translation. Comprehensive loss for the three and nine months ended September 30, 2004 and September 30, 2003 was as follows:

                                                NINE MONTHS ENDED SEPT. 30           YEARS ENDED DECEMBER 31
                                                --------------------------           -----------------------
                                                  2004              2003              2003              2002
                                                  ----              ----              ----              ----
                                               (unaudited)       (unaudited)       (unaudited)       (unaudited)
Net loss                                      $(4,181,554)      $(4,357,403)      $(5,933,802)      $(9,835,376)

Foreign currency translation adjustments      $    35,947       $  (261,359)      $  (464,310)      $  (334,192)

Comprehensive loss                            $(4,217,501)      $(4,096,044)      $(5,469,492)      $(9,501,184)

                               REVENUE RECOGNITION

In the United States, Germany and France, the Company sells its products directly to hospitals and clinics. Revenue is recognized upon shipment of products to customers, net of estimated returns.

In all other international markets, the Company sells its products to international distributors, who subsequently resell the products to hospitals and clinics. The Company has agreements with each of its distributors which provide that title and risk of loss pass to the distributor upon shipment of the products to the distributor. The Company warrants that its products are free from manufacturing defects at the time of shipment to the distributor. Revenue is recognized upon shipment of products to distributors following the receipt and acceptance of a distributor's purchase order.

                                   INVENTORIES

Inventories are stated at the lower of cost (first-in, first-out method) or market With the planned changeover to the new product most inventory items have either been scrapped or expensed.

STOCK OPTIONS

In February 1999, the Company adopted the 1999 Stock Option Plan (1999 Plan) and in 2001 the 2001 Stock Option Plan (2001 Plan). Under the terms of these plans, incentive stock and non-statutory stock Options to purchase 2,250,000 shares of the Company's common stock are available for grant to directors, employees, consultants and advisors. Vesting of the options in both plans commences on the grant date and options generally vest at a rate of 25% per year and expire within 10 years of date of grant. Under the 2001 plan 507,750 options were issued at $5.00 per share with vesting commencing in 1999 and 2000. In May and August of 2003, 50,000 options were granted at $5.00 each in connection with consulting services. These options had immediate vesting and a legal live of 5 years. The fair value of these options using the Black-Scholes option-pricing model with a stock-price at date of grant of $8.12 , volatility of 89% and risk free interest of 3.52%, was calculated at $215,080 and has been recorded as consulting expense in 2003.

A summary of the status of the plan is presented below:

                                      3-6

                                             1999 Plan        2001 Plan     Weighted Price
                                             ---------        ---------     --------------
OUTSTANDING, DECEMBER 31,2000                1,977,906

Granted                                                        507,750          $5.00

Cancelled                                      302,154

Exercised                                            2

OUTSTANDING, DECEMBER 2001                   1,720,750         507,750          $2.64

Granted                                              0               0

Cancelled                                      103,980         151,500

Exercised                                        4,020

OUTSTANDING, DECEMBER 2002                   1,612,750         356,250          $2.34

Granted in 2003                                 50,000                          $5.00

Cancelled in 2003                                3.250          25,750

OUTSTANDING, DECEMBER 2003                   1,659,500         330,500          $2.36

Granted in 2004                                      0               0

Cancelled in 2004                               12,500          23,500

OUTSTANDING, SEPTEMBER 2004                  1,647,000         307,000          $2.34

                     OPTIONS OUTSTANDING END OF SEPTEMBER 2004
                     -----------------------------------------

     EXERCISE               ISSUE                  NUMBER               NUMBER
      PRICES                 DATE               OUTSTANDING          EXERCISABLE
--------------------------------------------------------------------------------
      $0.50                Feb-99                   84,000              84,000

      $0.55               Feb - 99                 850,000             850,000

      $2.50               Nov - 99                 250,000             250,000

      $2.50               Jan - 00                 140,000             140,000

      $4.00               Apr - 99                  60,000              60,000

      $5.00               Nov - 99                 187,000             187,000

      $5.00               May - 00                   5.500               5.500

      $5.00               Aug - 00                  20,500              20,500

      $5.00               Oct - 01                 307,000             307,000

      $5.00               May - 03                  50,000              50,000

TOTAL:                                           1,954,000           1,954,000

WARRANTS AND SHARES

In September 2001, the company issued $4,000,000 unsecured 8% convertible notes payable to current and former members of the board of directors in order to provide the company with bridge financing. On June 25, 2002 the company issued a convertible note payable of $500,000 at the same terms to Anthony Nobles increasing the total to $4,500,000. The notes have conversion rights based on a company valuation of $35,000,000 or approx $3.65 per share and if all converted including interest would have increased the number of shares by approximately 1,500,000. As part of a note of $2,000,000 the company also issued a 10-year warrant to purchase 60,000 shares at $4.00 per share.

                                      3-7

The beneficial conversion feature of these notes based on the fair value of the stock of $5.00 at the time was $1,801,643 whereas the warrant had a value of $236,953. Using the effective interest method these amounts have been amortized over the 1-year term of the notes and charged to interest in 2001 for $334,299, 2002 for $1,606,022 and 2003 for $98,278.

In 2002, Mr. Nobles agreed to borrow the above mentioned $500,000 secured by the Newhope Street Property and then to loan such amount to the company in exchange for an 8% promissory convertible note and the forgiveness of all outstanding principal and interest on a promissory note executed in favor of the company by Mr. Nobles, dated March 1, 2000 in the amount of $ 422,600. This amount was charged to other expense in 2002. To induce the lender to provide the original loan to Mr. Nobles, Sutura agreed to guaranty the loan and issued to the lender 15,000 shares of Sutura common stock at a price of $0.01 per share and with a fair value of $ 121,800 which was expensed as interest expense in 2002.

In May 2002, the company concluded a private placement of $720,000 for a per share value of $8.12

In April 2003, the company had incurred major arrears on its rent bills and was threatened with default on a loan secured by the Newhope facility; such default would have resulted in Sutura losing its facilities. As part of the renegotiation, 15,000 shares previously issued to the lender were returned to the company in exchange for a $150,000 increase in the loan amount which the company has agreed to assume by issuing a note for the same amount to Mr. Nobles. It further issued to Mr. Nobles a warrant to purchase 50,000 shares of the company at a strike price of $0, 01 as inducement for Mr. Nobles to use personal property as further collateral for the loan. The value of warrant shares issued to Mr. Nobles using the fair value method was $406,000 and expensed as employee option compensation in 2003. The difference between the value of the note of $150,000 and the value of the returned stock of $121,800, amounting to $28,200, was also expensed as employee option compensation in 2003.

 In April 2003, the company signed an agreement with Marlin Ventures to assist in financing through a private placement of $10.0 million for a fee of $100,000 and 108,000 shares. The private placement was not successful and the company renegotiated the terms where the fee got cancelled and the shares issued reduced to 100,000. The fair value of the issued stock of $812,000 was charged to consulting expenses in 2003.

In September 2003 the company issued 7,500 shares for services rendered in connection with the building and financing deals. The fair value of the shares of $ 60,900 was charged to stock based consulting expenses. A further 7,500 shares were issued in March 2004 for consulting services and the value of $ 60,900 also charged as stock based consulting expenses.

In April 2004, the company issued an aggregate of 88,946 warrants to various consultants directly or indirectly involved with the strategic positioning for either a financing round or merger or both. These warrants were issued at a price of $13.58 and have a life of 5 years. The fair value using the Black-Scholes model and a stock price of $11.00, volatility of 89% and a discount rate of 3.52% is $622,811 of which $240,614 was expensed in the second quarter, $240,614 in the third quarter and the rest of $141,683 will be expensed in the fourth quarter of 2004.

Also in April 2004, a further 20,000 warrants at the same terms were issued to a note holder to induce him to extend the terms of his note. The fair value of these warrants is $148,384 and charged to interest expenses in the 2nd quarter of 2004.

In April of 2004 the board issued an aggregate of 75,000 warrants to certain key employees and management as an incentive and compensation for their contributions to Sutura. These warrants also have an exercise price of $13.58, have a 5-year exercise period and will vest in 4 years.

                                      3-8

In the first three fiscal quarters of 2004, the company received $1,205,203 through private placements of its stock and issued a further 106,986 warrants at the same terms as described above. The fair value of these warrants is $695,126 and has been accounted for as part of the private placement. The average share value for these placements discounted for the value of the warrants amounted to $11.00 per share.

In September of 2004, the company arranged a debt financing of $6,550,000 from Whitebox Advisors and related parties in exchange for the issuance of eighteen-month 12% convertible promissory notes and warrants. The performance of the notes is secured by all of the assets of the company. The notes and warrants have conversion rights based on a company valuation of $100 million or approx $9.87 per share and if all converted will increase the number of outstanding shares by approximately 995,179.

The beneficial conversion feature of these notes based on the fair value of the stock of $11.00 is $2,594,166 whereas the warrants have a value of $1,846,184. Using the effective interest method these amounts will be amortized over the 18 months term of the notes and charged to interest. In the quarter ending September $49,066 was expensed.

The bridge financing described above permitted the company in September to retire an existing convertible note of $2,000,000 at face value and to repurchase 61,902 shares of Sutura common stock for $375,000 or $6.05 per share. The note had a conversion feature which could have been converted into 685,000 shares. As part of this transaction 60,000 warrant shares were cancelled and the company recorded a gain on interest of $481,333 which was recorded as a gain on note restructuring in the September Quarter.

The total outstanding warrants per the end of September:


        DATE ISSUED             NUMBER OF SHARES       EXERCISE PRICE       LIFE OF WARRANT
---------------------------- --------------------- --------------------- ---------------------
April 2004                         272,522                $13.58               5 years

July 2004                            18,410               $13.58               5 years

TOTAL NUMBER OF WARRANTS           290,932

                                      3-9


                                                   EQUITY SCHEDULE SUTURA, INC.
                                                 AND SUBSIDIARY SINCE JANUARY 2001

                                                              SERIES A
                                                             CONVERTIBLE                                        ADDITIONAL
                                                           PREFERRED STOCK                 COMMON STOCK           PAID-IN
                                                         SHARES       AMOUNT           SHARES         AMOUNT      CAPITAL
                                                 ----------------------------------------------------------------------------
BALANCE , JANUARY 1ST, 2000                              352,160     $938,455         6,785,777       $1,697    $20,591,640
2 shares at 10.58                                                                             2                         $21
Compensation expenses stock-options non
employees
Compensation expenses stock-options employees                                                                      $849,450
Conversion feature including  warrant.                                                                           $1,864,743
Net loss
BALANCE , DECEMBER 31, 2001                              352,160     $938,455         6,785,779       $1,697    $23,305,854
Notes payable converted into equity                                                      88,650         $221       $719,779
Stock options exercised:                                                                  4,020          $10         $2,089
Compensation expenses stock-options non
employees                                                                                                          $835,436
Compensation expenses stock-options employees                                                                      $679,080
Fair value of shares Namco                                                               15,000          $37       $121,763
Convertible debt beneficial feature                                                                                $173,854
Net loss
BALANCE , DECEMBER 31, 2002                              352,160     $938,455         6,893,449       $1,965    $25,837,855
Stock options exercised:
Fair value of warrants issued A Nobles                                                                             $406,000
Shares repurchased Namco                                                                -15,000                  ($121,800)
Shares issued to Marlin Capital Venture                                                 100,000         $250       $811,750
Shares issued to J Moran                                                                  7,500                     $60,900
Compensation expenses stock-options non
employees                                                                                                          $307,257
Compensation expenses stock-options employees                                                                            $0
Net loss
BALANCE , DECEMBER 31, 2003                              352,160     $938,455         6,985,949       $2,215    $27,301,962
Issuance of common stock
through private placement                                                                11,000          $28        $62,833
Warrants issued to C Brinker                                                                                        $79,139
Shares issued to C Brinker                                                                7,500                     $60,900
Warrants exercised A Nobles                                                              50,000         $125           $375
Net loss
BALANCE , MARCH 31, 2004                                 352,160     $938,455         7,054,449       $2,368    $27,505,209
Issuance of common stock
through private placement                                                                31,231          $78       $341,443
Warrants issued as part of private placement.                                                                      $471,682
Compensation expenses warrants non employees                                                                       $771,195
Compensation expenses options employees                                                                            $793,440
Net loss
BALANCE , JUNE 30, 2004                                  352,160     $938,455         7,085,680       $2,446    $29,882,969
Issuance of common stock
through private placement                                                                 9,205          $23       $105,672
Warrants issued as part of private placement.                                                                      $144,305
Repurchase Burrows stock                                                                -61,902        -$155      -$374,845
Compensation expenses options employees                                                                                  $0
Beneficial conversion Whitebox notes                                                                             $4,440,350
Net loss
BALANCE , SEPT 30, 2004                                  352,160     $938,455         7,032,983       $2,314    $34,198,451


                                      3-10


                                                   EQUITY SCHEDULE SUTURA, INC.
                                                 AND SUBSIDIARY SINCE JANUARY 2001
                                                           (continued)

                                                                                          DEFICIT                TOTAL
                                                                                        ACCUMULATED           STOCKHOLDERS
                                                                          DEFERRED         DURING                EQUITY
                                                                          COMPENS.       DEVELOPMENT            (DEFICIT)
                                                                      --------------- ----------------      ----------------
BALANCE , JANUARY 1ST, 2000                                              ($1,141,467)    ($13,663,891)          $6,725,410
2 shares at 10.58                                                                                                      $21
Compensation expenses stock-options non
employees                                                                   $137,067                              $137,067
Compensation expenses stock-options employees                               ($44,000)                             $805,450
Conversion feature including  warrant.                                            $0                            $1,864,743
Net loss                                                                                  ($9,771,877)         ($9,771,877)
BALANCE , DECEMBER 31, 2001                                              ($1,048,400)    ($23,435,768)           ($238,162)
Notes payable converted into equity                                                                               $720,000
Stock options exercised:                                                                                            $2,099
Compensation expenses stock-options non
employees                                                                    $60,382                              $895,818
Compensation expenses stock-options employees                               ($85,640)                             $593,440
Fair value of shares Namco                                                                                        $121,800
Convertible debt beneficial feature                                                                               $173,854
Net loss                                                                                  ($9,835,376)         ($9,835,376)
BALANCE , DECEMBER 31, 2002                                              ($1,073,658)    ($33,271,144)         ($7,566,527)
Stock options exercised:                                                                                                $0
Fair value of warrants issued A Nobles                                            $0                              $406,000
Shares repurchased Namco                                                                                        ($121,800)
Shares issued to Marlin Capital Venture                                                                           $812,000
Shares issued to J Moran                                                                                           $60,900
Compensation expenses stock-options non
employees                                                                   $505,218                              $812,475
Compensation expenses stock-options employees                               $568,440                              $568,440
Net loss                                                                                  ($5,933,802)         ($5,933,802)
BALANCE , DECEMBER 31, 2003                                                       $0     ($39,204,945)        ($10,962,313)
Issuance of common stock
through private placement                                                                                          $62,861
Warrants issued to C Brinker                                                      $0                               $79,139
Shares issued to C Brinker                                                                                         $60,900
Warrants exercised A Nobles                                                                                           $500
Net loss                                                                                                                $0
BALANCE , MARCH 31, 2004                                                          $0     ($39,204,945)        ($10,758,913)
Issuance of common stock
through private placement                                                                                         $341,521
Warrants issued as part of private placement.                                     $0                              $471,682
Compensation expenses warrants non employees                               ($382,197)                             $388,998
Compensation expenses options employees                                           $0                              $793,440
Net loss                                                                                                                $0
BALANCE , JUNE 30, 2004                                                    ($382,197)    ($39,204,945)         ($8,763,272)
Issuance of common stock
through private placement                                                                                         $105,695
Warrants issued as part of private placement.                                     $0                              $144,305
Repurchase Burrows stock                                                                                         ($375,000)
Compensation expenses options employees                                     $240,614                              $240,614
Beneficial conversion Whitebox notes                                                                            $4,432,868
Net loss                                                                                  ($4,181,554)         ($4,181,554)
BALANCE , SEPT 30, 2004                                                    ($141,583)    ($43,386,499)         ($8,388,862)


                                      3-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Sutura Inc. and subsidiaries

We have audited the accompanying consolidated balance sheet of Sutura Inc. and subsidiaries as of December 31, 2003 and the related consolidated statements of operations, stockholders' deficit, and cash flows for the years ended December 31, 2003 and 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sutura Inc.and subsidiaries as of December 31, 2003, and the results of its consolidated operations and its cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Through December 31, 2003, the Company had incurred cumulative losses of $ 39,515,956 including net losses of $ 6,070,406 and $ 9,909,782 for the fiscal years 2003 and 2002, respectively. In view of the matters described, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

/s/ KABANI & COMPANY, INC.

CERTIFIED PUBLIC ACCOUNTANTS
Huntington Beach, California
January 27, 2005

                                      3-12

                            SUTURA, INC. AND SUBSIDIARIES
                             CONSOLIDATED BALANCE SHEET
                                  DECEMBER 31, 2003

                                       ASSETS
                                       ------
CURRENT ASSETS:
     Accounts Receivable                                                     17,031
     Prepaid expenses                                                         6,493
                                                                       -------------
          Total current assets                                               23,524

PROPERTY AND EQUIPMENT, net                                                 955,572

DEPOSITS                                                                     27,761
                                                                       -------------
                                                                       $  1,006,857
                                                                       =============


                       LIABILITIES AND STOCKHOLDERS' DEFICIT
                       -------------------------------------

CURRENT LIABILITIES:
     Accounts payable                                                  $  1,299,258
     Accrued expenses                                                     3,566,245
     Loan payable - officer                                                 279,792
     Customer deposits                                                    1,173,225
     Notes payable - officer                                                736,618
     Notes payable                                                          479,655
     Convertible notes payable - officer                                  1,500,000
     Convertible notes payable                                            3,000,000
                                                                       -------------
          Total current liabilities                                      12,031,793

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
     Series A convertible preferred stock, $0.00025 par value;
        352,160 shares authorized, issued and outstanding                        88
     Common stock, $0.00025 par value; 10,000,000 shares authorized;
        6,985,949 shares issued and outstanding                               1,747
     Additional paid in capital                                          28,489,185
     Accumulated deficit                                                (39,515,956)
                                                                       -------------
          Total stockholders' deficit                                   (11,024,936)
                                                                       -------------
                                                                       $  1,006,857
                                                                       =============

The accompanying notes are an integral part of these consolidated financial statements.



                                      3-13

                            SUTURA, INC. AND SUBSIDIARY
                       CONSOLIDATED STATEMENTS OF OPERATIONS
                       FOR THE YEARS ENDED DECEMBER 31, 2003


                                                            2003           2002
                                                        ------------   ------------
NET SALES                                               $   197,941        336,301

COST OF GOODS SOLD                                          649,063      2,206,236
                                                        ------------   ------------
GROSS LOSS                                                 (451,122)    (1,869,935)
                                                        ------------   ------------

OPERATING EXPENSES:
Depreciation and amortization                             1,025,135        707,891
Research and development                                    463,890        889,221
General and administrative                                3,086,202      2,505,578
Sales and marketing                                         424,510      1,280,164
                                                        ------------   ------------
       Total operating expenses                           4,999,737      5,382,853

                                                        ------------   ------------
OPERATING LOSS                                           (5,450,859)    (7,252,788)

OTHER INCOME (EXPENSE)
       Interest Income                                           --          2,698
       Interest Expense                                    (504,444)      (593,722)
       Beneficial conversion feature                        (98,277)    (1,606,023)
       Loss on settlement of debt                                --       (422,620)
       Other Expense                                        (16,826)       (37,326)
                                                        ------------   ------------
       Total other income (expense), net                   (619,547)    (2,656,993)

                                                        ------------   ------------
NET LOSS                                                $(6,070,406)    (9,909,782)
                                                        ============   ============

BASIC AND DILUTED NET LOSS PER SHARE                    $     (0.87)         (1.45)
                                                        ============   ============

BASIC AND DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING     6,952,874      6,851,132
                                                        ============   ============


* Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.


The accompanying notes are an integral part of these consolidated financial statements.

                                      3-14

                                                    SUTURA, INC. AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
                                           FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                  SERIES A                                                                COMMON
                                CONVERTIBLE                                   ADDITIONAL                   STOCK          TOTAL
                              PREFERRED STOCK               COMMON STOCK       PAID-IN       DEFERRED    ACCUMULATED   STOCKHOLDERS'
                                   SHARES       AMOUNT   SHARES     AMOUNT     CAPITAL     COMPENSATION    DEFICIT        DEFICIT
                              ------------------------------------------------------------------------------------------------------
Balance, December 31, 2001           352,160      $88   6,785,779     $1,697  $24,344,221   ($1,048,400) ($23,535,768)    ($238,162)
Conversion of notes
  payable and interest
  into equity                              -        -      88,650         22      719,978             -             -       720,000
Stock options exercised                    -        -       4,020          1        2,098             -             -         2,099
Compensation expenses
  stock-options non employees              -        -           -          -      835,436        60,382             -       895,818
Compensation expenses
  stock-options employees                  -        -           -          -      679,080       (85,640)            -       593,440
Issuance of stock for
  consulting expenses                      -        -      15,000          4      121,796             -             -       121,800
Convertible debt
  beneficial feature                       -        -           -          -      173,854             -             -       173,854
Net loss for the year                      -        -           -          -            -             -    (9,909,781)   (9,909,781)
                              ------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002           352,160       88   6,893,449      1,724   26,876,463    (1,073,658)  (33,445,549)   (7,640,932)
Warrants issued during
  the year                                 -        -           -          -      554,388             -             -       554,388
Cancellation of stock issued
  for consulting in prior year             -        -     (15,000)        (4)    (121,796)            -             -      (121,800)
Shares issued to Merlin
  Capital Venture                          -        -     100,000         25      811,975             -             -       812,000
Shares issued to John Moran                -        -       7,500          2       60,898             -             -        60,900
Compensation expenses
  stock-options non employees              -        -           -          -      307,257       505,218             -       812,475
Compensation expenses
  stock-options employees                  -        -           -          -            -       568,440             -       568,440
Net loss for the year                      -        -           -          -            -             -    (6,070,406)   (6,070,406)
                              ------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003           352,160      $88   6,985,949     $1,747  $28,489,185             -  ($39,515,956) ($11,024,936)
                              ======================================================================================================




                      The accompanying notes are an integral part of these consolidated financial statements.


                                                          3-15

                                     SUTURA, INC. AND SUBSIDIARY
                                CONSOLIDATED STATEMENTS OF CASH FLOWS
                            FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                              2003           2,002
                                                                          ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net loss                                                          $(6,070,406)    (9,909,781)
        Adjustments to reconcile net loss to net cash used in
           operating activities:
             Depreciation and amortization                                  1,025,135        707,891
             Beneficial conversion feature                                     98,277      1,606,023
             Common shares issued for services                                690,200        121,800
             Stock based compensation expenses- employees                     596,640        593,440
             Stock based compensation expenses-  non employees                873,375        895,818
              Bad debt expense                                                  6,894         59,146
             (Increase) decrease in current assets:
                         Accounts receivables                                 116,646         93,582
                         Employee Advances                                     (4,800)       425,126
                         Inventory                                                 --         11,763
                         Prepaid expenses                                       1,402         47,269
             Increase (decrease) in current liabilities:
                         Accounts payable and accrued liabilities           1,051,019      1,002,713
                         Accrued payroll                                    1,240,193        909,000
                         Customer deposits                                    (35,875)     1,209,100
                                                                          ------------   ------------
        Total Adjustments                                                   5,659,106      7,682,671
                                                                          ------------   ------------
             Net cash used for operating activities                          (411,300)    (2,227,111)
                                                                          ------------   ------------

CASH FLOWS FROM INVESTING ACTIVITIES
             Acquisition of property & equipment                               25,488        (22,940)
                                                                          ------------   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:

                         Proceeds from exercise of option                          --          2,099
                         Proceeds from short-term convertible notes                --        720,000
                         Proceeds from notes payable                          382,268      1,331,005
                                                                          ------------   ------------
             Net cash provided by financing activities                        382,268      2,053,104
                                                                          ------------   ------------

NET DECREASE IN CASH & CASH EQUIVALENTS                                        (3,544)      (196,947)

CASH & CASH EQUIVALENTS, BEGINNING BALANCE                                      3,544        200,490

                                                                          ------------   ------------
CASH & CASH EQUIVALENTS, ENDING BALANCE                                   $        --    $     3,543
                                                                          ============   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

        Interest paid                                                     $   504,444    $   593,722
                                                                          ============   ============
        Income taxes                                                      $        --    $        --
                                                                          ============   ============


NON CASH INVESTING AND FINANCING ACTIVITIES:

                                                                          ------------   ------------
        Common stock issued for conversion of note payable and interest   $        --    $   720,000
                                                                          ============   ============


       The accompanying notes are an integral part of these consolidated financial statements.

                                                3-16

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Sutura Inc. was incorporated in Delaware in 1996 under the name NR Medical, Inc., and changed its name to Sutura, Inc. in July 1998, Sutura's headquarters are located at 17080 Newhope Street, Fountain Valley, California 92708; its telephone number at that address is (714) 437-9801.

Sutura meets the definition of a "Small Business Issuer" as such term is defined in Item 10(a) of Regulation S-B under the Securities Exchange Act of 1934, as amended. Sutura currently has 28 employees and maintains its headquarters in Fountain Valley, California, in a 20,000 square foot facility. This facility is a QSR (Food and Drug Administration - Quality Systems Regulations) and ISO (International Standards Organization) certified freestanding facility with 2,000 square feet of cleanroom space and an additional 3,200 square feet convertible to cleanroom, if required. Sales offices (with warehouse space) of approximately 1,000 square feet each are leased in Eindhoven, the Netherlands and La Gaude, France to support sales and marketing efforts in Europe.

Sutura(R), Inc. is a medical device company that has developed a line of innovative, minimally invasive vessel closure devices to suture the puncture created in the femoral artery during catheter-based procedures performed primarily in the fields of cardiology and radiology, such as angioplasty, stenting, atherectomy and diagnostic angiography. Sutura's objective is to become the leader in medical devices for arterial vessel closure.

BASIS OF PRESENTATION

PRINCIPALS OF CONSOLIDATION

The consolidated financial statements include the accounts of Sutura Inc. and its wholly owned subsidiaries - Sutura BV, Sutura SARL and Sutura GMBH. All significant intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and disclosures made in the accompanying notes. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents. The Company maintains its cash in bank deposit accounts that may exceed federally insured limits. The company has not experienced any losses in such accounts.

PROPERTY & EQUIPMENT

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation is computed using various methods over the estimated useful lives of the assets, ranging from three to seven years.


                                      3-17

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS


Depreciation is computed using accelerated methods based on the estimated useful lives of the assets, generally as follows:

             Computer software                                    3 years
             Office furniture and fixtures                      5-7 years
             Equipment                                            5 years

FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS

Foreign assets and liabilities are translated using the year-end exchange rates. Results of operations are translated using the average exchange rates throughout the year. Translation gains or losses are accumulated and reflected as part of shareholders' equity.

REVENUE RECOGNITION

Revenue from sales of our products is recognized under the provisions of SAB No. 104, which is generally when products are shipped, title has transferred and risk of loss has passed. In the United States, Germany and France, Sutura sells its products directly to hospitals and clinics. Revenue is recognized upon shipment of products to customers, net of returns. In all other international markets, Sutura sells it products to international distributors, who subsequently resell the products to hospitals and clinics. Sutura has agreements with each of its distributors which provide that title and risk of loss pass to the distributor upon shipment of the products to the distributor.

ACCOUNTS RECEIVABLE

The company maintains an allowance for uncollectible accounts receivable to estimate the risk of extending credit to customers and distributors. The allowance is estimated based on the customer or distributor's compliance with our credit terms, the financial condition of the customer or distributor and collection history where applicable. Additional allowances could be required if the financial condition of our customers or distributors were to be impaired beyond our estimates.

The company has provided allowance for bad debts in amount of $ 6,894 and $ 59,146 for the years ended December 31, 2003 and 2002 respectively.

IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF:

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.


                                      3-18

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS


INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 (SFAS 109). Under SFAS 109, deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

RESEARCH AND DEVELOPMENT COSTS

All research and development costs are charged to operations as incurred.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying, as financial instruments are a reasonable estimate of fair value.

EARNINGS PER SHARE

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Weighted average number of shares used to compute basic and diluted loss per share is the same in these financial statements since the effect of dilutive securities is anti-dilutive.

STOCK-BASED COMPENSATION

In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The company uses the intrinsic value method prescribed by APB25 and has opted for the disclosure provisions of SFAS No.123.



                                      3-19

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS



ISSUANCE OF SHARES FOR SERVICE

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

ACCOUNTS PAYABLE & ACCRUED EXPENSES

Accounts payable and accrued expenses consist of the following at December 31, 2003:

           Accounts payable                            $ 1,299,258
           Accrued expenses                                472,216
           Accrued compensation                          2,193,987
           Accrued interest payable                        900,042
                                                      ------------
                                                      $  4,865,503
                                                      ============

SEGMENT REPORTING

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. Currently, SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment.

CURRENT ACCOUNTING PRONOUNCEMENTS:

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's second quarter of fiscal 2006. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Nonmonetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.



                                      3-20

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS


In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." The EITF reached a consensus about the criteria that should be used to determine when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss and how that criteria should be applied to investments accounted for under SFAS No. 115, "ACCOUNTING IN CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES." EITF 03-01 also included accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Additionally, EITF 03-01 includes new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the Financial Accounting Standards Board (FASB) delayed the accounting provisions of EITF 03-01; however the disclosure requirements remain effective for annual reports ending after June 15, 2004. The Company will evaluate the impact of EITF 03-01 once final guidance is issued.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The Statement is effective for the Companies' interim reporting period ending January 31, 2003.

In compliance with FAS No. 148, the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation plan as defined by APB No. 25 and has made the applicable disclosures below.

Had the Company determined employee stock based compensation cost based on a fair value model at the grant date for its stock options under SFAS 123, the Company's net earnings per share would have been adjusted to the pro forma amounts for the year ended December 31, 2003 and 2002, as follows ($ in thousands, except per share amounts). :

                                                        Year ended December 31

                                                          2003           2002
                                                       -----------   -----------
     Net loss - as reported                            $   (6,070)   $   (9,910)
     Total stock-based employee
       compensation expense determined
       under fair-value-based method for all
       rewards, net of tax                                   (253)         (305)
                                                       -----------   -----------
     Pro forma net loss                                $   (6,323)   $  (10,215)
                                                       ===========   ===========


     Earnings (loss) per share:

     Basic and diluted, as reported                    $    (0.88)   $    (1.45)
     Basic and diluted, pro forma                      $    (0.91)   $    (1.49)


                                      3-21

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2 EQUIPMENT

          Equipment consisted of the following as of December 31, 2003:


                                                      December 31,
                                                          2003
                                                      ------------
               Computers                              $   346,865
               Office furniture and fixtures              568,897
               Machinery & equipment                    2,294,719
                                                      ------------
                                                        3,210,481
               Less: Accumulated depreciation          (2,254,909)
                                                      ------------
                                                      $   955,572
                                                      ============

NOTE 3 CUSTOMER DEPOSITS

In 2002, the Company entered into option and distribution agreement with a distributor. Under the agreement, the Company received $1,250,000 as an advance payment which will be applied against distributor's future purchases of products. The Distributor purchased products worth $35,875 for the period ended December 31, 2003. There is balance of $1,173,225 as of December 31, 2003.

NOTE 4 LOAN PAYABLE - OFFICER

The Company has loaned monies from two of the officers. The loans are payable on demand, interest free and is unsecured. The Company owes the officer amount of $279,792 as of December 31, 2003.

NOTE 5 NOTES PAYABLE - OFFICER

Notes payable to the officer consisted of the following :

                                                          Dec 31, 2003

Note payable to officer payable on demand
bearing interest rate of 8%, unsecured                    $    586,618

Note payable to officer payable on demand
bearing interest rate of 8%, unsecured                    $    150,000
                                                          ------------
                  Total notes payable - officer           $    736,618
                                                          ============

Interest expense for the year ended December 31, 2003 and 2002 amounted to $58,929 and $ 33,775 respectively.



                                      3-22

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6 NOTES PAYABLE

The Company has notes payable on December 31, 2003 as per follows:

     Notes payable with interest at 8% per annum, due and
     demandable on October 31, 2004.                               $    175,000

     Note payable with interest at 8% per annum, due and
     demandable on October 31, 2004.                                     25,000

     Note payable with interest at 8% per annum, due and
     demandable on December 31, 2004.                                    276,655

                                                                   -------------
           Total notes payable                                     $    476,655
                                                                   =============

Interest expense for the year ended December 31, 2003 and 2002 amounted to $22,994 and $15,994 respectively.

NOTE 7 CONVERTIBLE NOTES PAYABLE - OFFICER

In September 2001, the company raised capital through issuance of $1,000,000 unsecured 8% convertible notes payable to the officer. On June 25, 2002 the company issued a convertible note payable of $500,000 at the same terms to another officer increasing the total to $1,500,000. The note shall be converted into that number of shares of common stock of the company obtained by dividing the outstanding principal amount of this note by the amount derived by dividing the Company's valuation on the date of issuance of note by the number of shares of common stock and common stock equivalents outstanding on the effective date of conversion, determined on a fully diluted basis and without regard to whether the securities representing such common stock equivalents may then be exercised for or converted into shares of common stock.

The beneficial conversion feature of these notes based on the fair value at the time was $ 521,563. Using the effective interest method these amounts have been amortized over the term of the notes and charged $352,663 and $98,276 to interest in 2002 and 2003 respectively.

NOTE 8 CONVERTIBLE NOTES PAYABLE

In September 2001, the company raised capital through issuance of $3,000,000 unsecured 8% convertible notes payable in order to provide the company with bridge financing. As part of issuance of note for $2,000,000 in September 2001, the company also issued a 10-year warrant to purchase 60,000 shares at $4.00 per share. The note shall be converted into that number of shares of common stock of the company obtained by dividing the outstanding principal amount of this note by the amount derived by dividing the Company's valuation on the date of issuance of note by the number of shares of common stock and common stock equivalents outstanding on the effective date of the conversion, determined on a fully diluted basis and without regard to whether the securities representing such common stock equivalents may then be exercised for or convert into shares of common stock.

The beneficial conversion feature of these notes based on the fair value of the stock was $1,280,080 whereas the warrant had a value of $236,953. Using the effective interest method these amounts have been amortized over the term of the notes and charged $1,253,359 and $0 to interest in 2002 and 2003 respectively.

The convertible notes payable at December 31, 2003 amounted to $3,000,000.


                                      3-23

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS


NOTE 9 MAJOR CUSTOMERS AND CONCENTRATION OF CREDIT RISK

The majority of the Sales in the year ended December, 2003 and 2002 was made to a few customers. At December 31, 2002 the total sales to two major customers was $145,745 and the receivable balance from these major customers was $61,276. In fiscal year 2003, the two major customers comprised approximately $133,613 of the Company's total sale and the receivable balance from these major customers was $16,571. Management believes that customer acceptance, billing, and collection policies are adequate to minimize potential risk on trade receivables.

NOTE 10  TAXES ON INCOME

Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

As of December 31, 2003, the Company had operating loss carry forwards expiring in various years through 2023. Deferred tax assets resulting from the net operating losses are reduced by a valuation allowance, when in the opinion of management, utilization is not reasonably assured.

               A summary at December 31, 2003 is as follows:

                                                Federal         Foreign           Total
                                            --------------   --------------   --------------
 Operating loss carry forward               $  36,756,078    $   2,759,878       39,515,956
 Stock based compensation                       3,952,545                         3,952,545
 Beneficial feature amortisation                2,038,597                         2,038,597
 Net operating loss cary forward               30,764,932        2,759,878       33,524,810
 Effective tax rate                                    32%              35%              32%
                                            --------------   --------------   --------------
 Deferred tax asset                             9,844,778          965,957       10,810,736
 Valuation allowance                           (9,844,778)        (965,957)     (10,810,736)
                                            --------------   --------------  ---------------
 Net deferred tax asset                     $           0    $           0   $            0
                                            ==============   ==============  ===============


                                      3-24

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS


     The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Consolidated Statements of Operations:

                                                       December 31   December 31
                                                          2003          2002
                                                       -----------   -----------
Tax expense (credit) at statutory rate-federal            (32)%         (32)%
State tax expense net of federal tax                       (8)           (8)
Permanent differences                                       1             1
Valuation allowance                                        39            39
                                                       -----------   -----------
Tax expense at actual rate                                  -             -
                                                       ===========   ===========

NOTE 11 COMMITMENTS

The company previously leased its facilities in Fountain Valley, California (Newhope Street Property), from its president. During fiscal years 2003 and 2002, the Company was charged rental payments amounting $300,000 and $270,813, respectively.

On August 2, 2004, the President of the Company sold the Newhope Street Property to NVProperties LLC, a Nevada limited liability company. At the same time, NV Properties entered into a new lease with the Company on substantially the same economic terms as the prior lease between the the Company and the President of the Company. The term is for a period of ten years, commencing on August 1, 2004. The base rent is $25,000 per month.

The future minimum monthly lease payments under the facility operating lease, whose terms are in excess of one year follows:

                   Year Ending
                  December 31,
                  ------------
                      2005              $   300,000
                      2006                  300,000
                      2007                  300,000
                      2008                  300,000
                      2009                  300,000
                                        -----------
                      Total             $ 1,500,000

NOTE 12 RELATED PARTY TRANSACTIONS

The company leased its facilities in Fountain Valley, California ( Newhope Street Property) from the officer of the Company. During fiscal years 2003 and 2002, the Prseident charged rental payments to The company of $300,000 and $270,813, respectively. The Company did not actually pay any of the rent amounts due in 2003 and 2002 until April of 2004 when $ 300,000 was paid. The company accrued additional late penalties incurred by the President in 2003 and 2004 for failure to timely pay interest in the amounts of $90,000 and $ 53,660 respectively. The accrued penalty amounts remain due and owing to the President.


                                      3-25

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS



In 2002, the President agreed to borrow $500,000 secured by the Newhope Street Property and then to loan such amount to The company in exchange for an 8% promissory note and the forgiveness of all outstanding principal and interest on a promissory note executed in favor of the company by the President, dated March 1, 2000 in the amount of $422,600. The Company recorded the loss on settlement of debt and reflected it on the financials for the year ended December 31, 2002. The company agreed to guaranty the loan and issued to the lender 15,000 shares of the company's common stock at a price of $0.01 per share.

NOTE 13 LEGAL PROCEEDINGS

A lawsuit was filed on June 10, 2003 titled Velocity Precision Molds & Prototype Inc. V Sutura Inc.. the plaintiff sought monetary damages alleging that the Company had entered into series of oral and written contracts with plaintiff for service and materials to manufacture prototype molds. It was further alleged that the Company failed to pay for contracted services and materials in amount of $ 56,480 together with interest. The case went to trial and settled. The settlement provided that no money would be paid to the plaintiff and in return the company agreed to dismiss its cross-complaint against the plaintiff.

A lawsuit was filed against the Company on January 30, 2003 titled Precision Wire Components v Sutura Inc. The lawsuit sought monetary damages alleging that the plaintiff had delivered the materials and provided services and was owed $ 25,642 together with interest and cost of litigation. The lawsuit was dismissed on July 26,2004 based upon the monetary settlement paid by company to the plaintiff. The company has accrued $ 25,642 on the accompanying financials.

NOTE 14 STOCKHOLDER'S DEFICIT

COMMON STOCK

During the year ended December 31, 2002, the Company issued the shares for the following:

The Company issued 88,650 shares towards the conversion of notes payable amounting to $720,000.

The Company issued 4,020 shares towards the exercise of the option and received $2,099 in cash.

In April 2003, the company had incurred major arrears on its rent bills and was threatened with default on a loan secured by the Newhope facility; such default would have resulted in The company losing its facilities. As part of the renegotiation, 15,000 shares previously issued to the lender were returned to the company in exchange for a $150,000 increase in the loan amount which the company has agreed to assume by issuing a note for the same amount to the President. It further issued warrant to purchase 50,000 shares of the company at a strike price of $0, 01 as inducement for the President to use personal property as further collateral for the loan. The value of warrant shares issued to the President using the fair value method was $406,000 and expensed as employee option compensation in 2003. The difference between the value of the note of $150,000 and the value of the returned stock of $121,800, amounting to $28,200, was also expensed as employee option compensation in 2003.



                                      3-26

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS


In April 2003, the company signed an agreement with Marlin Ventures to assist in financing through a private placement of $10.0 million for a fee of $100,000 and 108,000 shares. The private placement was not successful and the company renegotiated the terms where the fee got cancelled and the shares issued reduced to 100,000. The fair value of the issued stock of $812,000 was charged to consulting expenses in 2003.

In September 2003 the company issued 7,500 shares for services rendered in connection with the building and financing deals. The fair value of the shares of $60,900 was charged to stock based consulting expenses. A further 7,500 shares were issued in March 2004 for consulting services and the value of $60,900 also charged as stock based consulting expenses.

STOCK OPTIONS

In February 1999, the Company adopted the 1999 Stock Option Plan (1999 Plan) and in 2001 the 2001 Stock Option Plan (2001 Plan). Under the terms of these plans, incentive stock and non-statutory stock Options to purchase 2,250,000 shares of the Company's common stock are available for grant to directors, employees, consultants and advisors. Vesting of the options in both plans commences on the grant date and options generally vest at a rate of 25% per year and expire within 10 years of date of grant. Under the 2001 plan 507,750 options were issued at $5.00 per share with vesting commencing in 1999 and 2000. In May and August of 2003, 50,000 options were granted at $5.00 each in connection with consulting services. These options had immediate vesting and a legal live of 5 years. The fair value of these options using the Black Scholes option-pricing model with a stock-price at date of grant of $8.12 , volatility of 89% and risk free interest of 3.52%, was calculated at $215,080 and has been recorded as consulting expense in 2003.

A summary of the status of the plan is presented below:

                                      1999 Plan      2001 Plan    Weighted Price
                                      ---------      ---------    --------------

OUTSTANDING, DECEMBER 2001            1,720,750        507,750         $2.64

Granted                                       0              0

Cancelled                              (103,980)      (151,500)

Exercised                                (4,020)             -             -
                                   -------------   ------------    -----------
OUTSTANDING, DECEMBER 2002            1,612,750        356,250         $2.34

Granted in 2003                          50,000                        $5.00

Cancelled in 2003                        (3,250)       (25,750)           -
                                   -------------   ------------    -----------
OUTSTANDING, DECEMBER 2003            1,659,500        330,500         $2.36
                                   =============   ============    ===========



                                      3-27

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS


                     OPTIONS OUTSTANDING END OF DECEMBER 2003
                     -----------------------------------------

     EXERCISE               ISSUE                  NUMBER               NUMBER
      PRICES                 DATE               OUTSTANDING          EXERCISABLE
--------------------------------------------------------------------------------
      $0.50                Feb-99                   84,000              84,000

      $0.55               Feb - 99                 850,000             850,000

      $2.50               Nov - 99                 250,000             250,000

      $2.50               Jan - 00                 140,000             140,000

      $4.00               Apr - 99                  60,000              60,000

      $5.00               Nov - 99                 187,000             187,000

      $5.00               May - 00                   5.500               5.500

      $5.00               Aug - 00                  20,500              20,500

      $5.00               Oct - 01                 307,000             307,000

      $5.00               May - 03                  86,000              86,000

TOTAL:                                           1,990,000           1,990,000


NOTE 15 SUBSEQUENT EVENTS & CONTINGENT EVENT

In the first three fiscal quarters of 2004, the company received $1,205,203 through private placements of its stock and issued a further 106,986 warrants at the same terms as described above. The fair value of these warrants is $695,126 and has been accounted for as part of the private placement. The average share value for these placements discounted for the value of the warrants amounted to $11.00 per share.

On September 17, 2004, the Company entered into an agreement with Pandora Select Partners L.P., a British Virgin Islands limited partnership, Whitebox Hedged High Yield L.P., a British Virgin Islands limited partnership, Whitebox Convertible Arbitrage Partners L.P., a British Virgin Islands limited partnership, Whitebox Intermarket Partners L.P., a British Virgin Islands limited partnership, Gary S. Kohler and Scot W. Malloy pursuant to which The company borrowed an aggregate amount of $6,550,000 from such investors in exchange for the issuance of secured convertible promissory notes and warrants to purchase hares of The company common stock.

The convertible promissory notes bear interest at the annual rate of 12%. The company is required to make aggregate quarterly interest payments on the notes of $196,500 on December 17, 2004 and on each of March 17, June 17, September 17 and December 17, 2005. Additional interest will accrue in the event that, following consummation of an anticipated merger transaction, The company fails to timely file a registration statement under the Securities Act of 1933, as amended, registering the resale of the shares issuable upon conversion of the secured convertible promissory notes and upon exercise of the warrants. Unless converted into company's common stock pursuant to the terms provided therein, the outstanding principal balance on each note is due and payable as of March 17, 2006 in a lump sum. The notes are secured by a security interest in all of the company's assets pursuant to a security agreement.

Each noteholder may elect to convert its respective note into shares of Sutura's common stock at any time while any portion of the principal or interest is outstanding by providing written notice to Sutura. The agreements provide that the applicable conversion rate used to determine the number of shares to be issued upon conversion of any note depends upon the date, if any, of the consummation by Sutura of a merger into Millenium Holding Group, Inc., or the date, if any, upon which Sutura enters into a definitive agreement for a similar transaction. The merger agreement with TVGR provides that obtaining the consent of the noteholders to the merger is required prior to the closing. Based upon the conversations with the Whitebox noteholders, Sutura believes that the noteholders will consent to the merger transaction with TVGR and that such consent will provide that the conversion rate of the notes following a merger with TVGR will be treated in the same manner as if Sutura had merged with Millenium Holding Group.



                                      3-28

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS



The conversion rate for the notes is determined as follows:

IF the conversion date is prior to the earliest of (i) March 1, 2005,(ii) the effective date of the proposed merger or (iii) the date that Sutura or its controlling stockholders enter into any definitive agreement relating to the sale, license or other disposition of all or substantially all of Sutura's assets, the sale or exchange of a majority of the voting stock of Sutura or the merger or consolidation of Sutura into or with any other entity, then the conversion rate will be determined by dividing the total number of outstanding shares of Sutura common stock (on a fully diluted, as converted basis, but not assuming exercise of the warrants issued to the noteholders) into $250,000,000.

IF Sutura fails to consummate the merger or enters into a definitive agreement for sale, license, or other disposition of all or substantially all of Sutura's assets, the sale or exchange of a majority of the voting stock of Sutura or the merger or consolidation of Sutura into or with any other entity on or before February 28, 2005, and the conversion date is on or after March 1, 2005, THEN the conversion rate will be determined by dividing the total number of outstanding shares of Sutura common stock (on a fully diluted, as converted basis, but not assuming exercise of the warrants issued to the noteholders) into $100,000,000.

IF Sutura consummates the merger on or before February 28, 2005, and the conversion date is after the date of the merger, THEN the conversion rate will be the lesser of (i) the average closing bid price for the common stock of TVGR, for the 20 trading days preceding the closing of the merger, or (ii) the quotient determined by dividing the total number of outstanding shares of common stock of TVGR, post merger (on a fully diluted, as-converted basis, but not assuming exercise or conversion of the notes or warrants issued to the noteholders) into $250,000,000.

IF Sutura enters into a definitive agreement for a sale, license, or other disposition of all or substantially all of Sutura's assets, the sale or exchange of a majority of the voting stock of Sutura or the merger or consolidation of Sutura into or with any other entity (whether prior to or after consummation of the Merger), THEN, assuming such transaction is consummated, the conversion rate applied is the lesser of the rate computed in the applicable circumstance described above or the per-share price as computed pursuant to the terms of the definitive agreement for such transaction.

The total number of warrant shares issuable to the noteholders in the aggregate is determined by dividing $3,275,000 by the conversion rate determined using the same conversion rate formula used for the notes as discussed above. The per share exercise price for the warrant shares will be equal to the conversion rate; provided, however, that the exercise price of one-half of the warrant shares is subject to a downward adjustment, if any, one-year after the merger to a price equal the average closing bid price of the post-merger common stock of the surviving company for the 60-day trading period preceding the one-year anniversary of the merger.



                                      3-29

                          SUTURA INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS



On September 17, 2004, Sutura entered into a settlement agreement with Bruce Burrows and Oasis Corporation, an Ohio corporation, pursuant to which Sutura paid Mr. Burrows a total of $2,375,000 as payment in full for all amounts due and payable under a certain 8% convertible promissory note in the principal amount of 2,000,000, issued by Sutura to Mr. Burrows on September 27, 2001, payment of certain expenses, and providing for the repurchase of 61,902 shares of Sutura's common stock held by Burrows. Additionally, as part of the settlement, Mr. Burrows and Sutura agreed to terminate a warrant to purchase 60,000 shares of Sutura common stock previously issued to Mr. Burrows.

On October 19, 2004, Sutura, Alfred Novak, Go Industries, Inc. and Novacon, LLC entered into a settlement agreement pursuant to which Sutura paid Mr. Novak $1,197,920 as payment in full for all amounts due under a certain 8% convertible promissory note in the principal amount of $1,000,000, issued by Sutura to Mr. Novak on September 1, 2001, as well as in settlement of certain expenses and consulting fees claimed due Mr. Novak and Novacon.

NOTE 16 GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of business. Through December 31, 2003, the Company had incurred cumulative losses of $39,515,956 including net losses of $6,070,406 and $9,909,782 for the fiscal years 2003 and 2002, respectively.

In view of the matters described, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended December 31, 2003, towards (i) obtaining additional equity financing (ii) controlling of salaries and general and administrative expenses (iii) management of accounts payable and (iv) evaluation of its distribution and marketing methods.





                                      3-30

                                  ATTACHMENT 4

             FINANCIAL STATEMENTS OF TECHNOLOGY VISIONS GROUP, INC.




                                TABLE OF CONTENT

Financial Statements for Year 2002

Financial Statements for Year 2003

Financial Statements for March 2004

Financial Statements for June 2004

Financial Statements for September 2004



                                      4-1

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Stockholders of
Technology Visions Group, Inc.

We have audited the accompanying balance sheet of Technology Visions Group, Inc., a development-stage company as of December 31, 2002, and the related statements of operations, stockholders' deficit and cash flows for each of the years in the two-year period ended December 31, 2002, and from the period from inception, January 1, 1995 through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Technology Visions Group, Inc. as of December 31, 2002, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2002, and for the period from inception, January 1, 1995, through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company is a development-stage company with no revenues from its intended operations, has recurring losses, and has a working capital deficiency of $431,835 and stockholders' deficiency of $2,758,885 at December 31, 2002. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                               /s/ McKennon, Wilson & Morgan LLP
Irvine, California
March 28, 2003

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                                  Balance Sheet
                                December 31, 2002

                                     ASSETS

Cash                                                              $     28,314
Prepaid expenses                                                         2,255
                                                                  -------------

      Total current assets                                              30,569

Property and equipment, net of accumulated depreciation
      of $111,274                                                        4,171
Patents, net of accumulated amortization of $13,860                     16,737
Other assets                                                             4,800
                                                                  -------------

      Total assets                                                $     56,277
                                                                  =============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Accounts payable                                                  $    357,404
Accrued expenses                                                        24,000
Current portion of notes payable to officers                            81,000
                                                                  -------------

      Total current liabilities                                        462,404

Accrued interest to related parties                                    286,800
Notes payable to related parties                                       477,841
Accrued officers and directors compensation                          1,588,117
                                                                  -------------

      Total liabilities                                              2,815,162

Commitments and contingencies (Note 7)                                      --

Stockholders' deficit:
Preferred stock, $.001 par value; 2,000,000 shares authorized;
      none issued and outstanding                                           --
Common stock, $.001 par value; 100,000,000 share authorized;
      60,985,852 issued and outstanding                                 60,985
Additional paid-in-capital                                          14,531,157
Accumulated deficit                                                (17,351,027)
                                                                  -------------

      Total stockholders' deficit                                   (2,758,885)

      Total liabilities and stockholders' deficit                 $     56,277
                                                                  =============

              See accompanying notes to these financial statements.


                                   Technology Visions Group, Inc.
                                    (A Development Stage Company)
                                      Statements of Operations

                                                                                      For the period
                                                                                      from Inception,
                                                                                      January 1, 1995
                                                      For the Year Ended                  through
                                                          December 31,                  December 31,
                                                     2001               2002               2002
                                                 -------------      -------------      -------------
Revenues                                         $         --       $         --       $         --

Costs and expenses:
      Research and development                         74,006            108,290            685,507
      General and administrative expenses             839,453            484,115          6,451,412
      Compensatory element of stock options                --              5,850          2,258,660
      Loss from litigation settlement, net                 --                 --            476,350
      Impairment of fixed assets                           --                 --            223,064
                                                 -------------      -------------      -------------
Operating loss                                       (913,459)          (598,255)       (10,094,993)

Other income and (expenses):
      Interest income                                      --              1,168              1,168
      Gain from reduction in debt                     274,250             31,632          1,298,272
      Interest expense                               (563,480)           (98,898)        (1,732,080)
      Other income                                    167,800             22,969            717,139
      Impairment of patent                                 --                 --            (40,540)
      Financing costs                                      --                 --           (383,600)
      Debt conversion expense                                                 --           (155,343)
                                                 -------------      -------------      -------------
Net loss                                         $ (1,034,889)      $   (641,384)      $(10,389,977)
                                                 =============      =============      =============

Basic and dilutive net loss per share            $      (0.03)      $      (0.01)
                                                 =============      =============

Weighted average number
      of shares outstanding                        41,166,031         57,292,035
                                                 =============      =============

                        See accompanying notes to these financial statements.


                                             Technology Visions Group, Inc.
                                              (A Development Stage Company)
                                           Statements of Stockholders' Deficit
                        For the Period from Inception, January 1, 1995 through December 31, 2000,
                                     For the Years Ended December 31, 2002 and 2001

                                                                                                   Unearned       Notes
                                                                                                 Compensation   Receivable
                                                  Common Stock          Additional                   and      From Issuance
                                                 -------------           Paid-in     Accumulated   Finance       of Common
                                               Shares       Amount       Capital       Deficit     Charges        Stock    Total
                                               -------------------------------------------------------------------------------------
 Balances at January 1, 1995                   17,176,867  $ 171,769  $  5,903,191  $ (6,961,050) $      --   $     --  $  (886,090)
 Amortization of unearned compensation                 --         --            --            --    720,000         --      720,000
 Compensatory element of stock options                 --         --     2,119,476            --   (720,000)        --    1,399,476
 Amortization of unearned financing fees               --         --            --            --    301,000         --      301,000
 Cancellation of shares per litigation
        agreement                              (6,066,830)   (60,668)       60,668            --         --         --           --
 Cancellation of stock for non-payment
        of note receivable                       (260,000)    (2,600)           --            --         --      2,600           --
 Debt conversion expense                               --         --       227,441            --         --         --      227,441
 Exercised stock options                          640,000        640         5,760            --         --     (3,400)       3,000
 Issuance of stock for cash                     2,044,965     11,044       447,566            --         --         --      458,610
 Issuance of stock and options in exchange
       for notes payable,  related accrued
       interest, and cancelled stock            1,110,291      1,110       442,080            --         --         --      443,190
 Issuance of stock as additional
       consideration for loan                     300,000      3,000        39,750            --    (42,750)        --           --
 Issuance of stock for accounts payable           115,623        116        58,422            --         --         --       58,538
 Issuance of stock for accrued expenses            19,318         19         3,481            --         --         --        3,500
 Issuance of stock for accrued interest             2,500          3           497            --         --         --          500
 Issuance of stock for consulting services        517,765        518       101,453            --         --         --      101,971
 Issuance of stock for conversion of  notes
       payable and accrued interest            14,702,027    133,842     2,210,363            --         --         --    2,344,205
 Issuance of stock for financing fees             575,000      5,750       252,500            --   (258,250)        --           --
 Issuance of stock for payment of debt            200,000      2,000        48,000            --         --         --       50,000
 Issuance of stock for settlement of
       convertible promissory notes             1,335,543     13,356       (13,356)           --         --         --           --
 Issuance of stock in connection with
       compensatory obligations                   835,000      8,350       161,050            --         --         --      169,400
 Issuance of stock in settlement of litigation  3,021,176     30,212       246,138            --         --         --      276,350

                                  See accompanying notes to these financial statements.

                                                          F-5





                                             Technology Visions Group, Inc.
                                              (A Development Stage Company)
                                           Statements of Stockholders' Deficit
                        For the Period from Inception, January 1, 1995 through December 31, 2000,
                                     For the Years Ended December 31, 2002 and 2001

                                                                                                   Unearned       Notes
                                                                                                 Compensation   Receivable
                                                  Common Stock          Additional                   and      From Issuance
                                                 -------------           Paid-in     Accumulated   Finance       of Common
                                               Shares       Amount       Capital       Deficit     Charges        Stock     Total
                                               -------------------------------------------------------------------------------------
 Payments received on notes receivable
       from stockholders                               --         --            --            --         --      6,360        6,360
 Satisfaction of notes receivable in exchange
        for servicess                                  --         --            --            --         --      8,334        8,334
 Shares issued under non-statutory plan         1,117,727     11,177            --            --         --    (11,044)         133
 Shares issued under stock incentive
       option plan                                 12,500        125         6,125            --         --     (6,250)          --
 Stock awarded to directors and officers        2,400,000      2,400       381,600            --         --         --      384,000
 Stock awarded to employee                        125,000        125        19,875            --         --         --       20,000
 Stock option issued in connection with
       consulting agreement                            --         --        20,000            --         --         --       20,000
 Value assigned to beneficial conversion
       features of convertible debt                    --         --       294,250            --         --         --      294,250
 Value assigned to stock options
       issued for services                             --         --        24,000            --         --         --       24,000
 Value assigned to warrants issued under
       December 28, 2000 debt offering                 --         --        93,750            --         --         --       93,750
 Adjust par value to $.001 from $.01                   --   (292,363)      292,363            --         --         --           --
 Cancellation of shares outstanding              (284,680)      (285)          285            --         --         --           --
 Net loss from Inception January 1, 1995
       to December 31, 2000                            --         --            --    (8,713,704)        --         --   (8,713,704)

                                               -------------------------------------------------------------------------------------
       Balances at December 31, 2000           39,639,792     39,640    13,446,728    15,674,754         --     (3,400)  (2,191,786)

                                  See accompanying notes to these financial statements.

                                                          F-6





                                             Technology Visions Group, Inc.
                                              (A Development Stage Company)
                                           Statements of Stockholders' Deficit
                        For the Period from Inception, January 1, 1995 through December 31, 2000,
                                     For the Years Ended December 31, 2002 and 2001

                                                                                                   Unearned       Notes
                                                                                                 Compensation   Receivable
                                                  Common Stock          Additional                   and      From Issuance
                                                 -------------           Paid-in     Accumulated   Finance       of Common
                                               Shares       Amount       Capital       Deficit     Charges        Stock    Total
                                               -------------------------------------------------------------------------------------
       Balances at December 31, 2000           39,639,792  $  39,640  $ 13,446,728  $(15,674,754) $      --   $ (3,400) $(2,191,786)

 Value assigned to stock options
       issued for consulting services                  --         --        22,000            --         --         --       22,000
 Issuance of stock for consulting services         26,786         26         3,723            --         --         --        3,749
 Issuance of stock for cash                       572,916        573        79,427            --         --         --       80,000
 Issuance of stock for conversion of
       convertible debentures and accrued
       interest                                 4,985,500      4,986       259,039            --         --         --      264,025
 Issuance of stock for director's services      1,300,000      1,300       244,700            --         --         --      246,000
 Exercised stock options                          100,000        100           900            --         --         --        1,000
 Net loss for the year                                 --         --            --    (1,034,889)        --         --   (1,034,889)
                                               -------------------------------------------------------------------------------------
       Balances at December 31, 2001           46,624,994     46,625    14,056,517   (16,709,643)        --     (3,400)  (2,609,901)

 Issuance of stock for cash                     6,640,384      6,640       236,360            --         --         --      243,000
 Issuance of stock for consulting services        100,000        100         6,900            --         --         --        7,000
 Issuance of stock for conversion of
       convertible debentures and accrued
       interest                                 1,120,474      1,120        32,530            --         --         --       33,650
 Issuance of stock for licensing agreement      1,000,000      1,000        29,000            --         --         --       30,000
 Issuance of stock for legal services             500,000        500        19,000            --         --         --       19,500
 Issuance of stock for accrued compensation     5,000,000      5,000       145,000            --         --         --      150,000
 Value assigned to stock options
       issued for services                             --         --         5,850            --         --         --        5,850
 Write off Note Receivable - Stock                     --         --            --            --         --      3,400        3,400
 Net loss for the year                                 --         --            --      (641,384)        --         --     (641,384)
                                               -------------------------------------------------------------------------------------
       Balances at December 31, 2002           60,985,852  $  60,985  $ 14,531,157  $(17,351,027) $      --   $     --  $(2,758,885)
                                               =====================================================================================

                                  See accompanying notes to these financial statements.


                                        Technology Visions Group, Inc.
                                         (A Development Stage Company)
                                           Statements of Cash Flows

                                                                                          Inception,
                                                                                        from January 1,
                                                                 For the Years           1995 through
                                                               Ended December 31,        December 31,
                                                              2001           2002            2002
                                                          -------------  -------------  -------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                             $ (1,034,889)  $   (641,384)  $(10,389,977)
     Adjustments to reconcile net loss to net cash
        Used in operating activities:
     Depreciation and amortization                               3,122          4,707        152,264
     Amortization of deferred finance costs                    462,506             --        851,350
     Gain from reduction of debt                              (274,250)       (31,632)    (1,373,643)
     Common stock issued for services rendered                  25,749          7,000        202,620
     Common stock issued for licensing agreement                    --         30,000         30,000
     Compensatory element of common stock and options          246,000          5,850      2,933,660
     Impairment of patent                                           --             --         40,540
     Impairment of fixed assets                                     --             --        223,064
     Write-off shareholder loans                                    --             --       (200,466)
     Loss on litigation settlement                                  --             --        526,350
     Loss on disposal of fixed assets                               --             --          4,377
     Notes issued in settlement of consulting fees                  --             --        274,250
     Debt conversion expense                                        --             --        155,343
     Changes in operating assets and liabilities:
        Decrease (increase) in accounts receivable            (152,674)       152,674             --
        Decrease (increase) in prepaid expenses                     --         (2,256)        22,215
        (Increase) in deposits                                      --             --         (3,412)
        Increase (decrease) in accounts payable and                 --             --
            accrued expenses                                   446,680        236,383      3,208,631
        (Decrease) in due to shareholders                                                    (16,234)
                                                          -------------  -------------  -------------
     Net cash used in operating activities                    (277,756)      (238,658)    (3,359,068)
CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of fixed assets                                      --             --       (245,845)
     Costs of licenses and patents                                  --             --        (54,550)
                                                          -------------  -------------  -------------
     Net cash used in investing activities                          --             --       (300,395)
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from sale of common stock                         80,000        243,000        781,743
     Proceeds from issuance of convertible debenture                --             --        375,000
     Payments on debenture notes                                    --       (110,000)      (110,000)
     Notes payable, net                                        (10,000)        71,000      2,793,160
     Deferred finance charges                                       --             --       (175,350)
     Proceeds from exercise of stock options                     1,000             --          3,000
     Repayment of notes receivable from stockholders                --             --          6,360
                                                          -------------  -------------  -------------
     Net cash provided by (used in) financing activities        71,000        204,000      3,673,913
NET INCREASE (DECREASE) IN CASH                               (206,756)       (34,658)        14,450
CASH AT BEGINNING OF PERIOD                                    269,728         62,972         13,864
                                                          -------------  -------------  -------------
CASH AT END OF PERIOD                                     $     62,972   $     28,314   $     28,314
                                                          =============  =============  =============

SUPPLEMENTAL DISCLOSURES:
     Cash paid during the period for:
        Interest                                          $         --   $      7,902   $    119,396
                                                          =============  =============  =============
        Taxes                                             $         --   $      5,819   $      5,819
                                                          =============  =============  =============

                             See accompanying notes to these financial statements.


                                        Technology Visions Group, Inc.
                                         (A Development Stage Company)
                                     Statements of Cash Flows (continued)

                                                                                         Inception,
                                                                                       from January 1,
                                                                 For the Years          1995 through
                                                              Ended December 31,         December 31,
                                                             2001            2002            2002
                                                         -----------     -----------     -----------
Non-cash Financing Activities:
Value of shares issued in connection
    with compensatory obligations                        $  246,000      $  150,000      $  919,400
                                                         ===========     ===========     ===========
Value of stock issued for
    conversion of notes payable                          $  264,025      $   20,000      $2,054,653
                                                         ===========     ===========     ===========
Accrued interest converted to common stock               $       --      $   13,650      $   53,473
                                                         ===========     ===========     ===========
Value of shares paid to satisfy accounts payable         $       --      $   19,500      $   78,038
                                                         ===========     ===========     ===========
Assets acquired through a capital lease                  $    7,126      $       --      $    7,126
                                                         ===========     ===========     ===========
Value of shares issued for consulting services           $    3,749      $    7,000      $  555,910
                                                         ===========     ===========     ===========
Value assigned to stock options issued for services      $   22,000      $    5,850      $   71,850
                                                         ===========     ===========     ===========
Value of stock issued for licensing agreement            $       --      $   30,000      $   30,000
                                                         ===========     ===========     ===========
Write-off of note receivable - stock                     $       --      $    3,400      $    3,400
                                                         ===========     ===========     ===========
Value of shares issued for settlement
    of convertible promissory  notes                     $       --      $       --      $  534,235
                                                         ===========     ===========     ===========
Value of shares issued for settlement of litigation      $       --      $       --      $   51,250
                                                         ===========     ===========     ===========
Value of stock issued in exchange for
    note receivable                                      $       --      $       --      $   17,294
                                                         ===========     ===========     ===========
Value of shares issued to satisfy accrued expenses       $       --      $       --      $   53,500
                                                         ===========     ===========     ===========
Value of shares issued as additional
    consideration for loan                               $       --      $       --      $   42,750
                                                         ===========     ===========     ===========
Reduction of notes payable and accrued
    interest due to litigation                           $       --      $       --      $   60,000
                                                         ===========     ===========     ===========
Satisfaction of notes receivable in
    exchange for services                                $       --      $       --      $    8,334
                                                         ===========     ===========     ===========

                             See accompanying notes to these financial statements.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

Technology Visions Group, Inc. (the "Company") was incorporated in the State of Delaware on April 29, 1985. In March 1995, the management resigned and new management commenced a new direction of the Company. For financial reporting purposes, inception is defined as January 1, 1995. Prior to December 22, 2000, the Company's name was Orbit Technologies, Inc. The Company's business plan focuses on applied research and development of new and innovative technologies, engineering ideas, methods, and processes that hold the potential to become commercially viable products or processes. Once a product or process receives commercial validation through an outside or third party, it is the Company's intention to either spin it off as a separate business entity, or license or sell to an affiliated or unaffiliated entity that, at that time, becomes responsible for the production, marketing and sales of such products or services. The Company's technologies are undergoing certain feasibility studies and/or actual field tests and evaluations in the area of the treatment and stabilization of buried low-level mixed radioactive waste. To date, the Company has not commercialized any of its technologies.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Going Concern
-------------

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. Prior to inception, the Company had losses accumulating to $6,961,050. The Company, since inception has suffered losses accumulating to $10,389,977 through December 31, 2002. As of December 31, 2002, the Company had a stockholders' deficit and a working capital deficit of approximately $2,758,885 and $431,835, respectively. The Company is in arrears with certain payables and accrued liabilities. During the fiscal year ended December 31, 2002, the Company raised $243,000 from the sale of restricted common stock. The Company requires additional funds to continue research and development efforts and to complete the necessary work to commercialize its technologies. No assurances can be given that the Company can complete development of any technology or that, if any technology is fully developed, it can be manufactured on a large-scale basis or at a feasible cost. Further, no assurance can be given that any technology will receive market acceptance. The Company's ability to continue as a going concern is dependent upon obtaining the additional financing, restructuring and/or curing the defaults on its debt, completion of research and development and the successful marketing of its technologies. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management plans to explore additional sources of working capital including borrowings, sales of securities, joint ventures and licensing of technologies. Management believes that the Company can raise adequate capital to keep the Company functioning at a minimum level of operation in the next fiscal year. Management is exploring ways to reduce its existing liabilities, including exchanging certain of its liabilities for shares of its common stock. There can be no assurance that management will be successful in its efforts to raise capital sufficient to fund its working capital requirements or to convert debts into common stock during the next twelve months.

These financial statements do not include any adjustments relating to the recoverability of recorded asset amounts that might be necessary as a result of the above uncertainty.

Development-Stage Company
-------------------------

The Company is considered a development-stage company, with no operating revenues from the license of commercially viable technologies during the periods presented, as defined by Statement of Financial Accounting Standards ("SFAS") No. 7. SFAS No. 7 requires companies to report their operations, shareholders

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

deficit and cash flows since inception through the date that revenues are generated from management's intended operations, among other things. Management has defined inception as January 1, 1995, near the date management control was obtained. Since inception, the Company has incurred operating losses totaling $10.4 million, much of which relates to stock-based compensation to officers, directors and consultants as a means to preserve working capital. The Company's working capital has been generated through the sales of common stock and debt. In addition, significant research and development costs to develop technologies have been expended since inception. Management has provided financial data since January 1, 1995 "Inception" in the financial statements, as a means to provide readers of the Company's financial information to make informed investment decisions.

Use of Estimates
----------------

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. Primary areas where financial information of the Company is subject to the use of estimates, assumptions and the application of judgment include the evaluation of impairments of intangible assets, and the recoverability of deferred tax assets, which must be assessed as to whether these assets are likely to be recovered by the Company through future operations.

Risks and Uncertainties
-----------------------

Technologies

The Company's operations are subject to new innovations in product design and function. Significant technological changes can have an adverse effect on product lives. Design and development of new products are important elements to achieve profitability in this industry segment.

Shareholder Dilution

The Company's management has relied on the issuance of its common stock to provide working capital and provide compensation to officers, directors and consultants. If the Company continues to rely on the issuance of common stock to retain key management and consultants, based on current per-share prices, the existing shareholders may be significantly diluted in the future.

Fair Value of Financial Instruments
-----------------------------------

Statement of Financial Accounting Standards 107, "Disclosures about Fair Value of Financial Instruments," requires companies to report information, which pertains to the Company's financial instruments.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Receivables and Payables: The carrying amounts approximate fair value because of the short maturity of those instruments.

Notes Payable: The carrying amounts of notes payable may approximate fair value due to the length of the maturities, the interest rates being tied to market indices and/or due to the interest rates not being significantly different from the current market rates available to the Company. However, management believes that the fair value may change substantially because of changes in the Company's liquidity.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Management believes related party payables cannot be assessed since there is no readily attainable fair value.

Concentration of Credit Risk
----------------------------

Financial instruments, which potentially subject the Company to concentrations of credit risk, are primarily trade accounts receivable. Ongoing credit evaluations of customers' financial condition will be performed and generally no collateral will be required.

Equipment and Fixtures
----------------------

Equipment and fixtures are recorded at cost. Depreciation is provided using the accelerated and straight-line methods over the estimated useful lives of the related assets as follows:

                             Description                         Years
                             -----------                         -----

                      Furniture and fixtures                        7
                      Computer hardware and software              3-5

Income Taxes
------------

The Company provides for deferred tax liabilities and assets based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. A valuation allowance is provided when it is more likely than not that the Company's deferred tax assets will not be realized through future operations.

Revenue Recognition
-------------------

In December 1999, the Securities and Exchange Commission released SAB No. 101, "Revenue Recognition in Financial Statements," providing the staff's views in applying accounting principles generally accepted in the United States to selected revenue recognition issues. The Company recognizes revenue from hardware and professional services rendered once all of the following criteria for revenue recognition has been met:

1) Pervasive evidence that an agreement exists; 2) the services have been rendered; 3) the fee is fixed and determinable and not subject to refund or adjustment; and 4) collection of the amounts due is reasonably assured. The Company derives its revenue primarily from transaction and service fees associated with consulting services that the Company provides to its clients. Signed contracts are obtained from clients prior to recognition of these revenues. The Company adopted these provisions of SAB No. 101 with no material effect on the Company's financial position or results of operations.

Research and Development Costs
------------------------------

Research and development costs are charged to expense as incurred, unless they are reimbursed under specific contracts. The costs of materials and equipment that are acquired or constructed for research and development activities, and have alternative future uses (either in research and development, marketing or production), are classified as property and equipment and depreciated over their estimated useful lives.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Customer-Sponsored Test and Evaluation
--------------------------------------

Under two contracts with prime contractors, the Company received proceeds of $23,000 and $163,195 during 2002 and 2001, respectively, to finance costs related to testing and evaluation of its products. The amounts received under these contracts have been reflected as an incidental income in the accompanying financial statements.

Stock-Based Compensation
------------------------

As permitted by SFAS No. 123, "Accounting for Stock-Based Compensation," the Company accounts for its stock-based compensation involving employee arrangements pursuant to APB Opinion No. 25, "Accounting for Stock Issued to Employees." In accordance with the provisions of SFAS No. 123, the Company discloses the pro forma effects of accounting for these arrangements using the Black-Scholes valuation model to determine fair value as supplemental disclosure. Stock options and warrants issued to non-employees are accounted for under the fair value method as required by SFAS No. 123 and EITF 00-27. Interpretation No. 44 of APB No. 25 clarifies certain transactions affecting employees.

Loss Per Share
--------------

Basic earnings per share ("Basic EPS") is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share ("Diluted EPS") gives effect to all dilutive potential common shares outstanding during a period. In computing Diluted EPS, the treasury stock method is used in determining the number of shares assumed to be purchased from the conversion of common stock equivalents. Securities that could potentially dilute Basic EPS in the future, that were not included in the computation of Diluted EPS because to do so would have been anti-dilutive for the periods presented, consist of options, warrants, convertible notes and debentures.

Incremental Shares
------------------

Securities that could potentially dilute basic earnings per share ("EPS") in the future, which were not included in the computation of diluted per share information because to do so would have been anti-dilutive as of December 31, 2002, consist of the following:

                                                           Number of Potential
                                                            Additional Common
                                                                Shares
                                                            --------------

Notes payable to related parties                                4,377,792
Options to purchase common stock                                3,190,672
Accrued officers' and directors' compensation                  10,994,659
                                                            --------------
       Total incremental shares at December 31, 2002           18,563,123
                                                            ==============

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Impairment of Long-Lived Assets
-------------------------------

During 1996, the Company adopted the Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," through December 31, 2001. Under the provisions of this statement, the Company has evaluated its long-lived assets for financial impairment, and will continue to evaluate them as events or changes in circumstances indicate that the carrying amount of such assets may not be fully recoverable.

The Company evaluates the recoverability of long-lived assets by measuring the carrying amount of the assets against the estimated undiscounted future cash flows associated with them. At the time such evaluations indicate that the future undiscounted cash flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the assets are adjusted to their fair values. There were no adjustments to the carrying value of long-lived assets in 2002 and 2001.

As of January 1, 2002, SFAS Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," 144 supersedes Statement No. 121. SFAS No. 144 supplies a single accounting approach for measuring impairment of long-lived assets, including segments of a business accounted for as discontinued operations or those to be sold or disposed of other than by sale. The Company adopted Statement No. 144 in 2002. There was no significant impact from adopting this pronouncement on its financial statements.

Intangible Assets
-----------------

Patent costs, which include legal costs and filing fees to acquire the patent, are being amortized on the straight-line method over the shorter of the estimated economic life of the patents or seventeen years.

In June 2001, the FASB finalized SFAS No. 141, "Business Combinations," and No. 142, "Goodwill and Other Intangible Assets." SFAS 141 requires the use of the purchase method of accounting and prohibits the use of the pooling-of-interests method of accounting for business combinations initiated after June 30, 2001. SFAS 141 also requires that the Company recognize acquired intangible assets apart from goodwill if the acquired intangible assets meet certain criteria. SFAS 141 applies to all business combinations initiated after June 30, 2001, and for purchase business combinations completed on or after July 1, 2001. It also requires, upon adoption of SFAS 142 that the Company reclassify the carrying amounts of intangible assets and goodwill based on the criteria in SFAS 141.

SFAS 142 requires, among other things, that companies no longer amortize goodwill, but instead test goodwill for impairment at least annually. In addition, SFAS 142 requires that the Company identify reporting units for the purposes of assessing potential future impairments of goodwill, reassessing the useful lives of other existing recognized intangible assets, and ceasing amortization of intangible assets with an indefinite useful life. An intangible asset with an indefinite useful life should be tested for impairment in accordance with the guidance in SFAS 121. SFAS 142 is required to be applied in fiscal years beginning after December 15, 2001, to all goodwill and other intangible assets recognized at that date, regardless of when those assets were initially recognized. The Company reassessed the useful lives of its intangible assets when it adopted SFAS 142. The adoption of SFAS No. 142, did not have an impact on the financial condition, results of operations or cash flows of the Company.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Recent Accounting Pronouncements
--------------------------------

The FASB issued Statement No. 143 "Accounting for Asset Retirement Obligations" which establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other type of disposal of long-lived tangible assets arising from the acquisition, construction, or development and/or normal operation of such assets. SFAS No. 143 is effective for years beginning after June 15, 2002, with earlier application encouraged. Management has not yet determined the impact from adopting this pronouncement on its financial statements.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." The provisions of SFAS No. 145 relating to the rescission of SFAS No. 4 are effective for financial statements issued for fiscal years beginning after May 15, 2002, and the provisions relating to SFAS No. 13 are effective for transactions occurring after May 15, 2002. SFAS No. 145 rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt," and an amendment of that Statement, SFAS No. 64 "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." SFAS No. 145 also rescinds SFAS No. 44, "Accounting for Intangible Assets of Motor Carriers," and amends SFAS No. 13, "Accounting for Leases," to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. SFAS No. 145 also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. The adoption of SFAS No. 145 did not have an impact on the financial condition, results of operations or cash flows of the Company.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 revises the accounting for specified employee and contract terminations that are part of restructuring activities. Companies will be able to record a liability for a cost associated with an exit or disposal activity only when the liability is incurred and can be measured at fair value. Commitment to an exit plan or a plan of disposal expresses only management's intended future actions and therefore does not meet the requirement for recognizing a liability and related expense. SFAS No. 146 only applies to termination benefits offered for a specific termination event or a specified period. It will not affect accounting for the costs to terminate a capital lease. The Company is required to adopt SFAS No. 146 for exit or disposal activities initiated after September 30, 2002. The Company is evaluating this new standard but expects that the effects of adoption, if any, would relate solely to exit or disposal activities undertaken in the future.

In March 2003, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." This Statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company does not expect to adopt SFAS No. 123, and therefore, adopt the guidance of SFAS No. 148.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment, net, consist of the following at December 31, 2002:

        Computer equipment                                   $   8,720
        Office furniture and fixtures                           46,605
        Research laboratory furniture and fixtures              60,120
        In-process machinery                                   223,064
                                                             ----------
             Subtotal                                          338,509
        Accumulated depreciation and impairments              (334,338)
                                                             ----------
                                                             $   4,171
                                                             ==========

For the years ended December 31, 2001 and 2002, depreciation expense totaled $1,322 and $2,908, respectively.

NOTE 4 - INTANGIBLE ASSETS

Intangible assets consist of the following at December 31, 2002:

        Patent costs                                         $ 30,597
        Accumulated amortization                              (13,860)
                                                             ---------
                                                             $ 16,737
                                                             =========

For the years ended December 31, 2001 and 2002, amortization expense totaled $1,800 and $1,800, respectively.

NOTE 5 - NOTES PAYABLE TO RELATED PARTIES

Notes payable to related parties consist of the following at December 31, 2002:

     NOTES           INTEREST RATE        PRINCIPAL BALANCE    ACCRUED INTEREST
--------------------------------------------------------------------------------

Current Portion:
     Officers               8%                     $ 81,000             $ 1,026
                                          ------------------    ----------------

Long Term Portion:
     Officers               10%                     112,341              74,024
     Shareholder         10% - 12%                  365,500             211,750
                                          ------------------    ----------------
        Total                                       477,841             285,774
                                          ------------------    ----------------

                                          --------------------------------------
Total Notes Payable                               $ 558,841           $ 286,800
                                          ======================================

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Current Portion:

In June 2002, the Company entered into a new agreement with one of the officers, whereby the officer transferred 200,000 shares of the Company's common stock privately owned by him to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.08 per share or $16,000. This amount was recorded as an additional loan made by the officer and applied to prepaid expenses. The officer has the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. This note matures on July 10, 2003.

In August 2002, the Company entered into two new agreements with the officers, whereby the officers loaned $65,000 to the Company at 8% per annum. In addition, the officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. These notes mature on August 27, 2003.

Long-Term Portion:

OFFICERS:

At December 31, 2001, two officers had loans outstanding totaling $112,341 to the Company. Each note bears interest of 10% per annum and is due one year from the issuance date. The notes principal and accrued interest are convertible into common stock at prices ranging from $0.13 to $0.32 per share. During the years ended December 31, 2002 and 2001, $10,000 and $10,000, respectively, was paid towards the principal. No interest payments were made.

During 2002, the officers entered into a standstill agreement with the Company in which they agreed to forebear any collection of the debts through December 31, 2003.

SHAREHOLDER:

At December 31, 2001, the Company had an outstanding loan from a shareholder in the amount of $60,000. The note bears an interest rate of 10% per annum and was due on November 5, 1999. The noteholder has the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. No principal or interest payments were made during the year. Accrued interest at December 31, 2002 was $22,500. During 2002, the noteholder entered into a standstill agreement with the Company in which they agreed to forebear any collection of the debts through December 31, 2003.

On May 27, 1997, the Company entered into an installment loan agreement with an individual shareholder to borrow $300,000. As of December 31, 1998, the shareholder had advanced the Company $299,500 against the $300,000 loan agreement. The installment loan bears interest at 12% per annum and was due on May 27, 1999. The loan agreement provides for semi- annual interest payments of $17,920. At December 31, 2002, the Company had defaulted on semi-annual interest payments totaling $189,250. The installment note is collateralized by the Company's rights, titles and patents, of the Company's technology known as "Polymer Encapsulation Technology." No principal or interest payments were made during the year. Accrued interest at December 31, 2002 was $189,250. During 2002, the noteholder entered into a standstill agreement with the Company in which they agreed to forebear any collection of the debts through December 31, 2003.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

At December 31, 2002, the Company had a loan outstanding from one individual in the amount of $6,000 received in 1999. There is no stated rate of interest.

The Company had previously issued promissory notes aggregating $274,250, all of which were past due. During 2001, the Company reversed all of these notes, which dated back to 1995. The amounts written-off exceeded the California statute of limitations for unsecured creditors' time frame. The gain is reflected in the accompanying 2001 financial statements as gain from reduction of debt.

NOTE 6 - CONVERTIBLE DEBENTURES

On December 28, 2000, the Company issued, through a private placement, $375,000 of 10% convertible debenture notes, due December 28, 2001. As additional consideration, the Company issued separate warrants to the purchasers to acquire 375,000 shares of the Company's common stock at 125% of the conversion price, determined as the lesser of $0.14 per share, or 55% of the price on the lowest three trading days in the last ten trading days prior to the conversion date.

In February 2002, the holders of the debentures elected to convert $13,650 of accrued interest into 620,474 shares of the Company's common stock. In May 2002, the Company entered into an agreement with the debenture holders to redeem the debentures and cancel the 375,000 warrants. As part of this agreement, the holders converted $20,000 worth of principal into 500,000 shares of common stock. In addition, the Company paid in cash $117,324, representing $110,000 in principal and $7,324 in interest.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

Lease Obligation
----------------

The Company leases a portion of its capital equipment and certain of its facilities under operating leases that expire at various dates through 2005. Rental and equipment lease expense was $29,471 and $21,081 during the years ended December 31, 2002 and 2001, respectively.

Future annual minimum lease payments as of December 31, 2002:

                                                Capital            Operating
                                                 Leases             Leases
                                             --------------     ---------------
                                       2003  $       2,151      $       28,480
                                       2004          2,151              22,960
                                       2005          1,255                 883
                                             --------------     ---------------
                                                     5,557      $       52,323
                                                                ===============
Less amount representing interest                   (1,252)

Present value of net minimum lease
                                             --------------
  payments under capital lease               $       4,305
                                             ==============

Assets recorded under capital leases as of December 31, 2002, consist of computer equipment totaling $7,126 less accumulated amortization of $3,167.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Employment and Consulting Agreements
------------------------------------

On January 1, 2002, the Company entered into two employment agreements with its current officers. The two agreements provide for annual salaries of $150,000 each, expire January 1, 2004, and provide for automatic annual renewals. In addition to the salaries, the agreement grants each officer 50,000 shares of Series A Convertible Preferred stock and 100,000 non-qualified stock options per year. The stock options are to purchase shares of the Company's common stock at an exercise price of $0.05 per share, vest immediately, and expire January 1, 2007. A total of 200,000 option shares were granted to the officers during the year and $2,600 was recorded as additional compensation based on the difference between the market price and the exercise price at the date of grant. During the year the Series A Convertible Preferred stock was not issued. For the fiscal year ended December 31, 2002 and 2001, the aggregate expense recorded under the agreements amounted to $302,600 and $252,000, respectively.

In April 2002, the Board of Directors approved accruing interest on all unpaid salary beginning with salaries accrued in the year ending December 31, 2001, at 8% per annum and going forward. Accrued officer's compensation unpaid at December 31, 2002 totaled $1,549,835, and accrued interest totaled $38,282. The accrued compensation is convertible into common stock discounted 10% at $0.32 per share for compensation earned through 2000, at $0.05 and $0.14 per share in 2001 and 2002, respectively. During 2002, the officers entered into a standstill agreement with the Company in which they agreed to forebear any collection of this debt through December 31, 2003.

NOTE 8 - STOCKHOLDERS' DEFICIT

Authorized Shares
-----------------

Effective December 22, 2000, the articles of incorporation were amended to increase the authorized shares of common stock from 50,000,000 shares, par value of $.01 to 100,000,000 shares, par value of $.001. Effective December 22, 2000, the articles of incorporation were amended to increase the authorized preferred shares from 1,000,000 shares, par value of $.01 to 2,000,000 shares, par value of $.001.

Common Stock Transactions  - December 31, 2001
-------------------------  -------------------

During the first quarter of 2001, the Company issued 26,786 shares of common stock for consulting fees totaling $3,749 or $0.14 per share.

During the second quarter of 2001, the Company issued 238,095 shares of restricted common stock for proceeds of $50,000 or $0.21 per share in a private placement intended to be exempt from registration under section 4(2) and or Regulation D of the Securities Act of 1933. Shares are generally sold at a 20% discount to closing prices based on a five-day average prior to the sale.

During the third quarter of 2001, the Company issued 1,300,000 shares of common stock to directors for compensation valued at $246,000 or $0.19 per share. The debenture debt holders elected to convert $105,000 of principal and accrued interest of $18,957 into 1,443,582 shares of the Company common stock valued at $123,957.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

During the fourth quarter of 2001, the Company converted $140,000 of convertible debentures and related accrued interest of $68 into 3,541,918 shares of common stock valued at $140,068. The Company issued 334,821 shares of common stock for proceeds of $30,000.

During the fourth quarter of 2001, a consultant exercised 100,000 non-qualified stock options at an exercise price of $.01 per share. These options were granted during the third quarter of 2001. The Company recorded a charge of $22,000 for the fair value of these options.

Common Stock Transactions  - December 31, 2002
-------------------------  -------------------

First Quarter 2002:
-------------------

The Company issued 500,000 shares of common stock valued at $19,500 or $0.04 per share, and granted options to purchase 250,000 shares at $0.15 per share, for legal fees incurred in 2001. These shares were registered under Form S-8 of the Securities Act of 1933. The amount of the obligation was $35,450 and as a result, a gain of $15,950 was recognized. The Company recorded a charge of $3,250 for the fair value of the option.

The Company authorized the conversion of $150,000 of accrued salaries to two officers into a total of 5,000,000 shares of common stock at the conversion rate of $0.03 per share. These shares were registered under Form S-8 of the Securities Act of 1933.

The Company issued 4,950,000 shares of restricted common stock for proceeds of $150,500. The shares were sold at prices ranging between $0.02 and $0.04 per share per share in a private placement intended to be exempt from registration under section 4(2) and or Regulation D of the Securities Act of 1933. Shares are generally sold at a 20% discount to closing prices based on a five-day average prior to the sale.

The convertible debenture holders elected to convert $13,650 of accrued interest into 620,474 shares of the Company's common stock.

On January 31, 2002, the Company issued 1,000,000 shares of common stock to acquire an exclusive license for the sale and use of various products from an unrelated third party. The shares were valued at $30,000 on the date of grant, and were charged to operations as research and development expenses on the contract date.

The Company entered into an agreement with an unrelated third party to provide public relations consulting services to the Company. The term of the agreement is for two years, terminating in December 2003. The Company issued 100,000 shares to the consultant, valued at $7,000 or $0.07 per share and was charged to operations during the first quarter of 2002.

The Company granted options to the officers of the Company under employment agreements to purchase a total of 200,000 shares of the Company's common stock. The value of the options was $2,600.

Second Quarter:
---------------

The Company issued 757,142 shares of restricted common stock for proceeds of $45,000. The shares were sold at prices ranging between $0.02 and $0.05 per share per share in a private placement intended to be exempt from registration under section 4(2) and or Regulation D of the Securities Act of 1933. Shares are generally sold at a 20% discount to closing prices based on a five-day average prior to the sale.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

In connection with the May 2002, agreement with the convertible debenture holders (Note 4), the Company converted $20,000 of principal on the convertible debentures into 500,000 shares of common stock.

Third Quarter:
--------------

The Company issued 416,667 shares of restricted common stock for proceeds of $20,000. The shares were sold at $0.05 per share per share in a private placement intended to be exempt from registration under section 4(2) and or Regulation D of the Securities Act of 1933. Shares are generally sold at a 20% discount to closing prices based on a five-day average prior to the sale.

Fourth Quarter:
---------------

The Company issued 516,575 shares of restricted common stock for proceeds of $27,500. The shares were sold at prices ranging between $0.04 and $0.08 per share per share in a private placement intended to be exempt from registration under section 4(2) and or Regulation D of the Securities Act of 1933. Shares are generally sold at a 20% discount to closing prices based on a five-day average prior to the sale.

During the first quarter of 2002, the Company adopted the 2002 non-qualified stock plan and registered 10,500,000 shares of the Company's common stock under Form S-8. As of December 31, 2002, the Company had granted 200,000 option shares under the plan (see below). No shares of common stock have been granted under the plan.

In the quarter ended December 31, 2000, an individual exercised 340,000 non-qualified stock options at an exercise price of $0.01. A note receivable in the amount of $3,400 was recorded at the time. During the quarter ended December 31, 2002, the Company wrote-off the note receivable as uncollectible.

Warrants
--------

Pursuant to the Convertible Debenture financing completed in December of 2000, the Company issued to the purchasers and to the placement agent of the Convertible Debentures warrants to purchase 375,000 shares of common stock at an exercise price equal to 125% of the conversion price per share. The warrants were valued at $93,750. The warrants were cancelled as part of the agreement with the holders to redeem the debentures (see Note 6).

2002 Non-Qualified Stock Compensation Plan
------------------------------------------

In 2002, the Board of Directors adopted the 2002 Non-Qualified Stock Compensation Plan (the "Stock Plan") as a method for Technology Visions to compensate key employees, advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources. The Board of Directors reserved five million (5,000,000) shares of its $.001 par value common stock for issuance under the Stock Plan. Options to purchase 200,000 shares at an exercise price of $.05 have been granted under the Plan to two officers, (Note 7).

Non-Qualified Stock Option Plan
-------------------------------

From time to time, the Company issues non-qualified stock options. These options are generally granted to consultants for past services and are granted to noteholders in connection with financing agreements.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

In 2000, the Company entered into a consulting agreement with an attorney. Under the terms of the agreement, the Company issued 50,000 shares of common stock as compensation for services provided, and granted an option to the attorney to purchase 150,000 shares of common stock at a price of $0.45 per share. The options will expire, unless exercised, on December 31, 2004. In February 2002, the attorney was granted an additional option to purchase 250,000 shares of common stock at a price of $0.15 per share. The options will expire, unless exercised, on February 7, 2005. The Company valued these options using the fair value method and recorded consulting expense of $3,250 based on the Black-Scholes option pricing model with the following assumptions:

        Risk-free interest rate                     3.25%
        Expected life                               1 year
        Expected volatility                         131%
        Dividend yield                              -%

During the third quarter of 2001, the Company granted a consultant 100,000 non-qualified stock options at an exercise price of $.01 per share for services rendered. These options were cancelled in December 2002. The Company valued these options using the fair value method and recorded consulting expense of $22,000 based on the Black-Scholes option pricing model with the following assumptions:

        Risk-free interest rate                     3.25%
        Expected life                               1 year
        Expected volatility                         131%
        Dividend yield                              -%

At December 31, 2002, outstanding options to purchase common stock of the Company totaled 600,000, had expiration dates ranging from December 31, 2004 to January 1, 2007, and the exercise prices ranged from $0.05 per share to $0.45 per share. All other options were cancelled effective December 31, 2002.

NOTE 9 - GAIN FROM REDUCTION OF DEBT

The Company had promissory notes aggregating $274,250, all of which were past due. During the first quarter of 2001, the Company reversed all of these notes, which dated back to 1995. The amounts written-off exceeded the California statute of limitations for unsecured creditor's time frame based on representation from legal council.

As discussed in Note 8, the Company issued common stock and options valued at $19,500 to pay legal fees of $35,450. Therefore, the Company recognized the difference of $15,950 as a gain from the reduction of debt.

During the quarter ended September 30, 2002, the Company wrote-off $19,182 of trade debt, and recorded the total amount as a gain from the reduction of debt.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

NOTE 10 - INCOME TAXES

The Company was not required to provide for a provision for income taxes for the years ended December 31, 2002 and 2001 as a result of net operating losses incurred during those years.

During the year ended December 31, 2002, the Company filed delinquent tax returns with the State of California for the years 1994 through 2001. As a result the Company paid $5,819 in taxes and penalties, which is recorded in general and administrative expenses, in the accompanying statements of operation.

The components of deferred tax assets and liabilities at December 31, 2002 and 2001 consist of the following:

Deferred income tax assets:                         2002                2001
                                                    ----                ----

Net operating loss carry forwards               $ 3,929,000         $ 3,270,000
Deferred compensation/options                     1,967,000           1,849,000

Valuation allowance                              (5,896,000)         (5,119,000)
                                                ------------        ------------
Total                                                    --                  --
                                                ============        ============

The valuation allowance for net deferred tax assets increased by approximately $777,000 during the year due to the correction of prior year NOL's for Federal and California tax purposes.

At December 31, 2002, the Company had net operating loss ("NOL") carryforwards for Federal and California income tax purposes of approximately $10.7 million and $3.2 million, respectively. Federal NOLs begin to expire in 2003 and will fully expire in 2022. The usage of California NOLs is currently suspended and will resume in 2004. California NOLs begin to expire in 2004 and will fully expire in 2011.

NOTE 11 - SUBSEQUENT EVENTS

In March 2003, the Company received a loan of $25,000 from an officer and a loan of $10,000 from an outside investor. Each note bears interest of 8% per annum and is due one year from the issuance date. The noteholders have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the market price on any day during the one-year period.

                INDEPENDENT AUDITORS' REPORT - DECEMBER 31, 2003
                ------------------------------------------------

To the Stockholders of
Technology Visions Group, Inc.

We have audited the accompanying balance sheet of Technology Visions Group, Inc., a development-stage company as of December 31, 2003, and the related statements of operations, stockholders' deficit and cash flows for the year ended December 31, 2003, and from the period from inception, January 1, 1995 through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Technology Visions Group, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year ended December 31, 2003, and for the period from inception, January 1, 1995, through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company is a development-stage company with no revenues from its intended operations, has recurring losses, and has a working capital deficiency of $1,084,199 and stockholders' deficiency of $3,291,630 at December 31, 2003. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                            /s/ Kabani & Company
Fountain Valley, California
April 6, 2004

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Stockholders of
Technology Visions Group, Inc.

We have audited the accompanying statements of operations, stockholders' deficit and cash flows of Technology Visions Group, Inc., a development-stage company, for the year ended December 31, 2002, and from the period from inception, January 1, 1995 through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of its operations and its cash flows Technology Visions Group, Inc. for the year ended December 31, 2002, and for the period from inception, January 1, 1995 through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company is a development-stage company with no revenues from its intended operations and has recurring losses from operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                        /s/ McKennon, Wilson & Morgan LLP

Irvine, California
March 28, 2003

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                                  Balance Sheet
                                December 31, 2003

                                     ASSETS

Cash & cash equivalents                                            $      2,589
                                                                   -------------
      Total current assets                                                2,589

Property and equipment, net of accumulated depreciation
      of $114,209                                                         3,265
Other assets                                                              4,800
                                                                   -------------
      Total assets                                                 $     10,654
                                                                   =============

                     LIABILITIES AND STOCKHOLDERS' DEFICIT

Accounts payable                                                   $    308,076
Accrued expenses                                                         19,480
Loan advance                                                             30,000
Current portion of notes payable to related parties                     375,500
Accrued interest to related parties                                     354,532
                                                                   -------------
      Total current liabilities                                       1,087,588

Notes payable to related parties                                        332,439
Accrued officers and directors compensation                           1,923,057
                                                                   -------------
      Total liabilities                                               3,343,084

Commitments                                                                  --

Stockholders' deficit:
Preferred stock, $.001 par value; 2,000,000 shares authorized;
      none issued and outstanding                                            --
Common stock, $.001 par value; 100,000,000 share authorized;
      64,434,158 issued and outstanding                                  64,434
Additional paid-in-capital                                           14,824,372
Accumulated deficit                                                 (18,071,221)
Stock offering costs                                                   (150,015)
                                                                   -------------
      Total stockholders' deficit                                    (3,332,430)

                                                                   -------------
      Total liabilities and stockholders' deficit                  $     10,654
                                                                   =============

              See accompanying notes to these financial statements.

                                   Technology Visions Group, Inc.
                                    (A Development Stage Company)
                                      Statements of Operations

                                                                                      For the period
                                                                                       of Inception,
                                                                                      from January 1,
                                                        For the Year Ended             1995 through
                                                           December 31,                December 31,
                                                     2003               2002               2003
                                                --------------     --------------     --------------
Revenues                                        $          --      $          --      $          --

Costs and expenses:
      Research and development                             --            108,290            685,507
      General and administrative expenses             625,901            484,115          7,077,313
      Compensatory element of stock options            21,556              5,850          2,280,216
      Loss from litigation settlement, net                 --                 --            476,350
      Impairment of patent                             14,937                 --             55,477
      Impairment of property & equipment                   --                 --            223,064
                                                --------------     --------------     --------------
Operating loss                                       (662,394)          (598,255)       (10,797,927)

Other income and (expenses):
      Interest income                                      24              1,168              1,192
      Gain from reduction in debt                      56,058             31,632          1,354,330
      Interest expense                               (114,367)           (98,898)        (1,846,447)
      Other income                                        485             22,969            717,624
      Financing costs                                      --                 --           (383,600)
      Debt conversion expense                              --                 --           (155,343)
                                                --------------     --------------     --------------
Net loss                                        $    (720,194)     $    (641,384)     $ (11,110,171)
                                                ==============     ==============     ==============

Basic and dilutive net loss per share           $       (0.01)     $       (0.01)
                                                ==============     ==============

Weighted average number
      of shares outstanding                        64,299,375         57,292,035
                                                ==============     ==============

                        See accompanying notes to these financial statements.

                                                F-5

                                                   Technology Visions Group, Inc.
                                                    (A Development Stage Company)
                                                 Statements of Stockholders' Deficit
                              For the Period from Inception, January 1, 1995 through December 31, 2001,
                                           For the Years Ended December 31, 2002 and 2003

                                                                                                Unearned        Notes
                                                                                              Compensation   Receivable
                                             Common Stock          Additional                     and       From Issuance
                                      -------------------------     Paid-in      Accumulated    Finance       of Common
                                         Shares        Amount       Capital        Deficit      Charges         Stock       Total
                                      ----------------------------------------------------------------------------------------------
Balances at December 31, 1994          17,176,867    $ 171,769    $ 5,903,191    $(6,961,050)   $      --    $    --    $  (886,090)
Amortization of unearned
  compensation                                 --           --             --             --      720,000         --        720,000
Compensatory element of stock
  options                                      --           --      2,119,476             --     (720,000)        --      1,399,476
Amortization of unearned
  financing fees                               --           --             --             --      301,000         --        301,000
Cancellation of shares per
  litigation agreement                 (6,066,830)     (60,668)        60,668             --           --         --             --
Cancellation of stock for
  non-payment of note receivable         (260,000)      (2,600)            --             --           --      2,600             --
Debt conversion expense                        --           --        227,441             --           --         --        227,441
Exercised stock options                    74,000          740          6,660             --           --     (3,400)         4,000
Issuance of stock for cash              2,617,881       11,617        526,993             --           --         --        538,610
Issuance of stock and options
  in exchange for notes payable,
  related accrued interest, and
  cancelled stock                       1,110,291        1,110        442,080             --           --         --        443,190
Issuance of stock as additional
      consideration for loan              300,000        3,000         39,750             --      (42,750)        --             --
Issuance of stock for accounts
  payable                                 115,623          116         58,422             --           --         --         58,538
Issuance of stock for accrued
  expenses                                 19,318           19          3,481             --           --         --          3,500
Issuance of stock for accrued
  interest                                  2,500            3            497             --           --         --            500
Issuance of stock for consulting
  services                                544,551          544        105,176             --           --         --        105,720
Issuance of stock for conversion
  of notes payable and accrued
  interest                             19,687,527      138,828      2,469,402             --           --         --      2,608,230
Issuance of stock for financing
  fees                                    575,000        5,750        252,500             --     (258,250)        --             --
Issuance of stock for payment
  of debt                                 200,000        2,000         48,000             --           --         --         50,000
Issuance of stock for settlement
  of convertible promissory notes       1,335,543       13,356        (13,356)            --           --         --             --
Issuance of stock in connection
  with compensatory obligations           835,000        8,350        161,050             --           --         --        169,400
Issuance of stock in settlement
  of litigation                         3,021,176       30,212        246,138             --           --         --        276,350

                                        See accompanying notes to these financial statements.

                                                                F-6

                                                   Technology Visions Group, Inc.
                                                    (A Development Stage Company)
                                           Statements of Stockholders' Deficit (continued)
                              For the Period from Inception, January 1, 1995 through December 31, 2001,
                                           For the Years Ended December 31, 2002 and 2003

                                                                                                Unearned        Notes
                                                                                              Compensation   Receivable
                                             Common Stock          Additional                     and       From Issuance
                                      -------------------------     Paid-in      Accumulated    Finance       of Common
                                         Shares        Amount       Capital        Deficit      Charges         Stock       Total
                                      ----------------------------------------------------------------------------------------------
Payments received on notes
  receivable from stockholders                 --            --            --           --            --        6,360         6,360
Satisfaction of notes receivable
  in exchange for servicess                    --            --            --           --            --        8,334         8,334
Shares issued under non-statutory
  plan                                  1,117,727        11,177            --           --            --      (11,044)          133
Shares issued under stock
  incentive option plan                    12,500           125         6,125           --            --       (6,250)           --
Stock awarded to directors and
  officers                              3,700,000         3,700       626,300           --            --           --       630,000
Stock awarded to employee                 125,000           125        19,875           --            --           --        20,000
Stock option issued in connection
  with consulting agreement                    --            --        20,000           --            --           --        20,000
Value assigned to beneficial
  conversion features of
  convertible debt                             --            --       294,250           --            --           --       294,250
Value assigned to stock options
  issued for services                          --            --        24,000           --            --           --        24,000
Value assigned to warrants issued
  under December 28, 2000 debt
  offering                                     --            --        93,750           --            --           --        93,750
Adjust par value to $.001 from $.01            --      (292,363)      292,363           --            --           --            --
Cancellation of shares
  outstanding                            (284,680)         (285)          285           --            --           --            --
Net loss from Inception January
  1, 1995 to December 31, 2001                 --            --            --   (9,748,593)           --           --    (9,748,593)
                                      ----------------------------------------------------------------------------------------------
      Balances at December 31, 2001    46,624,994        46,625    14,056,517  (16,709,643)           --       (3,400)   (2,609,901)

                                        See accompanying notes to these financial statements.

                                                                F-7

                                                   Technology Visions Group, Inc.
                                                    (A Development Stage Company)
                                           Statements of Stockholders' Deficit (continued)
                              For the Period from Inception, January 1, 1995 through December 31, 2001,
                                           For the Years Ended December 31, 2002 and 2003

                                                                                                Notes
                                                                                              Receivable
                                           Common Stock         Additional                   From Issuance   Stock
                                      -----------------------    Paid-in        Accumulated    of Common    Offering
                                         Shares      Amount      Capital          Deficit        Stock       Costs         Total
                                      ----------------------------------------------------------------------------------------------
   Balances at December 31, 2001        46,624,994   $46,625   $ 14,056,517    $(16,709,643)   $ (3,400)   $      --    $(2,609,901)

Issuance of stock for cash               6,640,384     6,640        236,360              --          --           --        243,000
Issuance of stock for consulting
  services                                 100,000       100          6,900              --          --           --          7,000
Issuance of stock for conversion
  of convertible debentures and
  accrued interest                       1,120,474     1,120         32,530              --          --           --         33,650
Issuance of stock for licensing
  agreement                              1,000,000     1,000         29,000              --          --           --         30,000
Issuance of stock for legal
  services                                 500,000       500         19,000              --          --           --         19,500
Issuance of stock for accrued
  compensation                           5,000,000     5,000        145,000              --          --           --        150,000
Value assigned to stock options
  issued for employment agreements              --        --          5,850              --          --           --          5,850
Write off Note Receivable - Stock               --        --             --              --       3,400           --          3,400
Net loss for the year                           --        --             --        (641,384)         --           --       (641,384)
                                      ----------------------------------------------------------------------------------------------
   Balances at December 31, 2002        60,985,852    60,985     14,531,157     (17,351,027)         --           --     (2,758,885)

Issuance of stock for cash                 603,846       604         34,396              --          --           --         35,000
Issuance of stock for consulting
  services                                 775,000       775         67,475              --          --           --         68,250
Issuance of stock for accounts
  payable                                   20,000        20          1,823              --          --           --          1,843
Stock issued for stock offering
  fee                                    1,678,022     1,678        149,344              --          --     (151,022)            --
Stock issued for equity line of
  credit                                   371,438       372         19,628              --          --           --         20,000
Amortization of stock offering
  costs                                         --        --         (1,007)             --          --        1,007             --
Value assigned to stock options
  issued for employment agreements              --        --         21,556              --          --           --         21,556
Net loss for the year                           --        --             --        (720,194)         --           --       (720,194)
                                      ----------------------------------------------------------------------------------------------
   Balances at December 31, 2003        64,434,158   $64,434   $ 14,824,372    $(18,071,221)   $     --    $(150,015)   $(3,332,430)
                                      ==============================================================================================

                                        See accompanying notes to these financial statements.

                                                                F-8

                                        Technology Visions Group, Inc.
                                         (A Development Stage Company)
                                           Statements of Cash Flows

                                                                                               For the period
                                                                                                of Inception,
                                                                                               from January 1,
                                                                    For the Years               1995 through
                                                                 Ended December 31,             December 31,
                                                                2003             2002               2003
                                                           -------------     -------------     -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net loss                                             $   (720,194)     $   (641,384)     $(11,110,171)
      Adjustments to reconcile net loss to net cash
          Used in operating activities:
      Depreciation and amortization                               4,735             4,707           156,999
      Amortization of deferred finance costs                         --                --           851,350
      Gain from reduction of debt                               (56,058)          (31,632)       (1,429,701)
      Common stock issued for services rendered                  68,250             7,000           270,870
      Common stock issued for licensing agreement                    --            30,000            30,000
      Compensatory element of common stock and options           21,556             5,850         2,955,216
      Impairment of patent                                       14,937                --            55,477
      Impairment of property & equipment                             --                --           223,064
      Write-off shareholder loans                                    --                --          (200,466)
      Loss on litigation settlement                                  --                --           526,350
      Loss on disposal of fixed assets                               --                --             4,377
      Notes issued in settlement of consulting fees                  --                --           274,250
      Debt conversion expense                                        --                --           155,343
      Changes in operating assets and liabilities:
          Decrease (increase) in accounts receivable                 --           152,674                --
          Decrease (increase) in prepaid expenses                 2,256            (2,256)           24,471
          (Increase) in deposits                                     --                --            (3,412)
          Increase (decrease) in accounts payable and
              accrued expenses                                  406,724           236,383         3,615,355
                                                           -------------     -------------     -------------
      NET CASH USED IN OPERATING ACTIVITIES                    (257,794)         (238,658)       (3,600,628)
                                                           -------------     -------------     -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of fixed assets                                  (2,030)               --          (247,875)
      Costs of licenses and patents                                  --                --           (54,550)
                                                           -------------     -------------     -------------
      NET CASH USED IN INVESTING ACTIVITIES                      (2,030)               --          (302,425)
                                                           -------------     -------------     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from sale of common stock                         35,000           243,000           816,743
      Proceeds from issuance of convertible debenture                --                --           375,000
      Proceeds from stock purchase agreement                     20,000                --            20,000
      Payments on debenture notes                                    --          (110,000)         (110,000)
      Decrease in due to shareholders                                --                --           (16,234)
      Notes payable, net                                        179,099            71,000         2,972,259
      Deferred finance charges                                       --                --          (175,350)
      Proceeds from exercise of stock options                        --                --             3,000
      Repayment of notes receivable from stockholders                --                --             6,360
                                                           -------------     -------------     -------------
      NET CASH PROVIDED BY FINANCING ACTIVITIES                 234,099           204,000         3,891,778
                                                           -------------     -------------     -------------
NET DECREASE IN CASH AND CASH EQUIVALENTS                       (25,725)          (34,658)          (11,275)
Cash and cash equivalents at beginning of period                 28,314            62,972            13,864
                                                           -------------     -------------     -------------
Cash and cash equivalents at end of period                 $      2,589      $     28,314      $      2,589
                                                           =============     =============     =============

                             See accompanying notes to these financial statements.

                                                      F-9

                                           Technology Visions Group, Inc.
                                           (A Development Stage Company)
                                        Statements of Cash Flows (continued)

                                                                                                      Inception,
                                                                                                    from January 1,
                                                                         For the Years               1995 through
                                                                       Ended December 31,            December 31,
                                                                    2003               2002              2003
                                                              ---------------    ---------------    ---------------
SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
--------------------------------
       Interest                                               $          549     $        7,902     $      119,945
                                                              ===============    ===============    ===============
       Taxes                                                  $          857     $        5,819     $        6,676
                                                              ===============    ===============    ===============

Non-cash Financing Activities:
------------------------------
      Value of shares issued in connection
          with compensatory obligations                       $           --     $      150,000     $      919,400
                                                              ===============    ===============    ===============
      Value of stock issued for
          conversion of notes payable                         $           --     $       20,000     $    2,054,653
                                                              ===============    ===============    ===============
      Accrued interest converted to common stock              $           --     $       13,650     $       53,473
                                                              ===============    ===============    ===============
      Value of shares paid to satisfy accounts payable        $        1,842     $       19,500     $       79,880
                                                              ===============    ===============    ===============
      Assets acquired through a capital lease                 $           --     $           --     $        7,126
                                                              ===============    ===============    ===============
      Value of shares issued for consulting services          $       68,250     $        7,000     $      624,160
                                                              ===============    ===============    ===============
      Value assigned to stock options issued for services     $       21,556     $        5,850     $       93,406
                                                              ===============    ===============    ===============
      Value of stock issued for licensing agreement           $           --     $       30,000     $       30,000
                                                              ===============    ===============    ===============
      Value of shares issued for settlement
          of convertible promissory  notes                    $           --     $           --     $      534,235
                                                              ===============    ===============    ===============
      Value of shares issued for settlement of litigation     $           --     $           --     $       51,250
                                                              ===============    ===============    ===============
      Value of stock issued in exchange for
          note receivable                                     $           --     $           --     $       17,294
                                                              ===============    ===============    ===============
      Value of shares issued to satisfy accrued expenses      $           --     $           --     $       53,500
                                                              ===============    ===============    ===============
      Value of shares issued as additional
          consideration for loan                              $           --     $           --     $       42,750

                                                              ===============    ===============    ===============
      Reduction of notes payable and accrued
          interest due to litigation                          $           --     $           --     $       60,000
                                                              ===============    ===============    ===============
      Satisfaction of notes receivable in
          exchange for services                               $           --     $           --     $        8,334
                                                              ===============    ===============    ===============
      Value of stock issued for stock offering costs          $      151,022     $           --     $      151,022
                                                              ===============    ===============    ===============

                               See accompanying notes to these financial statements.

                                                       F-10

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

Technology Visions Group, Inc. (the "Company") was incorporated in the State of Delaware on April 29, 1985. In March 1995, the management resigned and new management commenced a new direction of the Company. For financial reporting purposes, inception is defined as January 1, 1995. Prior to December 22, 2000, the Company's name was Orbit Technologies, Inc. The Company's business plan focuses on applied research and development of new and innovative technologies, engineering ideas, methods, and processes that hold the potential to become commercially viable products or processes. Once a product or process receives commercial validation through an outside or third party, it is the Company's intention to either spin it off as a separate business entity, or license or sell to an affiliated or unaffiliated entity that, at that time, becomes responsible for the production, marketing and sales of such products or services. The Company's technologies are undergoing certain feasibility studies and/or actual field tests and evaluations in the area of the treatment and stabilization of buried low-level mixed radioactive waste. To date, the Company has not commercialized any of its technologies.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Going Concern
-------------

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. Prior to inception, the Company had losses accumulating to $6,961,050. The Company, since inception has suffered losses accumulating to $11,110,171 through December 31, 2003. As of December 31, 2003, the Company had a stockholders' deficit and a working capital deficit of approximately $3,332,430 and $1,084,999, respectively. The Company is in arrears with certain payables and accrued liabilities. During the fiscal year ended December 31, 2003, the Company raised $35,000 from the sale of restricted common stock and $20,000 from a stock purchase agreement. The Company requires additional funds to move into the marketing and commercialization of its technologies. No assurances can be given that the Company can manufacture its technologies on a large-scale basis or at a feasible cost. Further, no assurance can be given that any technology will receive market acceptance. The Company's ability to continue as a going concern is dependent upon obtaining the additional financing, restructuring and/or curing the defaults on its debt, and the successful marketing of its technologies. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management plans to explore additional sources of working capital including borrowings, sales of securities, joint ventures and licensing of technologies. In April 2003, the Company entered into a common stock purchase agreement with Fusion Capital Fund II, LLC ("Fusion Capital") in an effort to raise working capital (see Note 10). Management intends to use any funds raised to pay down its debt and to pursue the marketing and commercialization of its technologies. Management believes that the Company can raise adequate capital to keep the Company functioning at a minimum level of operation in the next fiscal year. Management is exploring ways to reduce its existing liabilities, including exchanging certain of its liabilities for shares of its common stock. There can be no assurance that management will be successful in its efforts to raise capital sufficient to fund its working capital requirements or to convert debts into common stock during the next twelve months.

These financial statements do not include any adjustments relating to the recoverability of recorded asset amounts that might be necessary as a result of the above uncertainty.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Development-Stage Company
-------------------------

The Company is considered a development-stage company, with no operating revenues from the license of commercially viable technologies during the periods presented, as defined by Statement of Financial Accounting Standards ("SFAS") No. 7. SFAS No. 7 requires companies to report their operations, shareholders deficit and cash flows since inception through the date that revenues are generated from management's intended operations, among other things. Management has defined inception as January 1, 1995, near the date management control was obtained. Since inception, the Company has incurred operating losses totaling $11 million, much of which relates to stock-based compensation to officers, directors and consultants as a means to preserve working capital. The Company's working capital has been generated through the sales of common stock and debt. In addition, significant research and development costs to develop technologies have been expended since inception. Management has provided financial data since January 1, 1995 "Inception" in the financial statements, as a means to provide readers of the Company's financial information to make informed investment decisions.

The Company completed all of the initial and intermediate testing and evaluation of its GMENT technology at the Idaho Falls site with the receipt of Volume II of the "Final Results Report, In Situ Grout Technology for Application in Buried Transuranic Waste Sites," published in April 2003 by INEEL. Confirmation of the test results using surrogate waste is now being confirmed using actual radioactive waste. Therefore, there have been no expenditures during the year ended December 31, 2003 for research and development. The Company is moving into position to begin the marketing and commercialization phase of its development.

Use of Estimates
----------------

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. Primary areas where financial information of the Company is subject to the use of estimates, assumptions and the application of judgment include the evaluation of impairments of intangible assets, and the recoverability of deferred tax assets, which must be assessed as to whether these assets are likely to be recovered by the Company through future operations.

Risks and Uncertainties
-----------------------

Technologies

The Company's operations are subject to new innovations in product design and function. Significant technological changes can have an adverse effect on product lives. Design and development of new products are important elements to achieve profitability in this industry segment.

Shareholder Dilution

The Company's management has relied on the issuance of its common stock to provide working capital and provide compensation to officers, directors and consultants. If the Company continues to rely on the issuance of common stock to retain key management and consultants, based on current per-share prices, the existing shareholders may be significantly diluted in the future.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Fair Value of Financial Instruments
-----------------------------------

Statement of Financial Accounting Standards 107, "Disclosures about Fair Value of Financial Instruments," requires companies to report information, which pertains to the Company's financial instruments.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Receivables and Payables: The carrying amounts approximate fair value because of the short maturity of those instruments.

Notes Payable: The carrying amounts of notes payable may approximate fair value due to the length of the maturities, the interest rates being tied to market indices and/or due to the interest rates not being significantly different from the current market rates available to the Company. However, management believes that the fair value may change substantially because of changes in the Company's liquidity.

Management believes related party payables cannot be assessed since there is no readily attainable fair value.

Concentration of Credit Risk
----------------------------

Financial instruments, which potentially subject the Company to concentrations of credit risk, are primarily trade accounts receivable. Ongoing credit evaluations of customers' financial condition will be performed and generally no collateral will be required.

Cash and cash equivalents
-------------------------

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents. The Company maintains its cash in bank deposit accounts that may exceed federally insured limits. The company has not experienced any losses in such accounts.

Equipment and Fixtures
----------------------

Equipment and fixtures are recorded at cost. Depreciation is provided using the accelerated and straight-line methods over the estimated useful lives of the related assets as follows:

                  Description                            Years
                  -----------                            -----

             Furniture and fixtures                        7
             Computer hardware and software               3-5

Expenditures for maintenance and repairs are charged to expense as incurred.

Income Taxes
------------

The Company provides for deferred tax liabilities and assets based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

the differences are expected to reverse. A valuation allowance is provided when it is more likely than not that the Company's deferred tax assets will not be realized through future operations.

Revenue Recognition
-------------------

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. The Company recognizes revenue from product sales and professional services rendered once all of the following criteria for revenue recognition have been met:

1) Pervasive evidence that an agreement exists; 2) the services have been rendered; 3) the fee is fixed and determinable and not subject to refund or adjustment; and 4) collection of the amounts due is reasonably assured. The Company derives its revenue primarily from transaction and service fees associated with consulting services that the Company provides to its clients. Signed contracts are obtained from clients prior to recognition of these revenues. The Company adopted these provisions of SAB No. 101 with no material effect on the Company's financial position or results of operations.

Research and Development Costs
------------------------------

Research and development costs are charged to expense as incurred, unless they are reimbursed under specific contracts. The costs of materials and equipment that are acquired or constructed for research and development activities, and have alternative future uses (either in research and development, marketing or production), are classified as property and equipment and depreciated over their estimated useful lives.

Customer-Sponsored Test and Evaluation
--------------------------------------

Under two contracts with prime contractors, the Company received proceeds of $-0- and $22,969 during 2003 and 2002, respectively, to finance costs related to testing and evaluation of its products. The amounts received under these contracts have been reflected as other income in the accompanying financial statements.

Stock-Based Compensation
------------------------

As permitted by SFAS No. 123, "Accounting for Stock-Based Compensation," the Company accounts for its stock-based compensation involving employee arrangements pursuant to APB Opinion No. 25, "Accounting for Stock Issued to Employees." In accordance with the provisions of SFAS No. 123, the Company discloses the pro forma effects of accounting for these arrangements using the Black-Scholes valuation model to determine fair value as supplemental disclosure. Stock options and warrants issued to non-employees are accounted for under the fair value method as required by SFAS No. 123 and EITF 00-27. Interpretation No. 44 of APB No. 25 clarifies certain transactions affecting employees.

Under APB 25, when the exercise price of the Company's stock options equals or exceeds the fair value of the underlying stock on the date of grant, no compensation expense is recorded.

Loss Per Share
--------------

Basic earnings per share ("Basic EPS") is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share ("Diluted EPS") gives effect to all dilutive potential common shares outstanding during a period. In

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

computing Diluted EPS, the treasury stock method is used in determining the number of shares assumed to be purchased from the conversion of common stock equivalents. Securities that could potentially dilute Basic EPS in the future, that were not included in the computation of Diluted EPS because to do so would have been anti-dilutive for the periods presented, consist of options, warrants, convertible notes and debentures.

Incremental Shares
------------------

Securities that could potentially dilute basic earnings per share ("EPS") in the future, which were not included in the computation of diluted per share information because to do so would have been anti-dilutive as of December 31, 2003, consist of the following:

                                                         Number of Potential
                                                          Additional Common
                                                                Shares
                                                         -------------------

Notes payable to related parties                                  9,203,772
Options to purchase common stock                                  1,012,500
Accrued officers' and directors' compensation                    23,107,484
                                                         -------------------
       Total incremental shares at December 31, 2003             33,323,756
                                                         ===================

Impairment of Long-Lived Assets
-------------------------------

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2003, there were no significant impairments of its long-lived assets.

Intangible Assets
-----------------

Patent costs, which include legal costs and filing fees to acquire the patent, are being amortized on the straight-line method over the shorter of the estimated economic life of the patents or seventeen years. The Company evaluates its intangible assets in accordance with SFAS 144 and records any impairment in the year it determines the impairment of such intangible assets. The Company recorded impairment of its intangible asset in the year 2003 (note 4).

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Recent Accounting Pronouncements
--------------------------------

On May 15, 2003, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 150 (FAS 150), "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." FAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, FAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. FAS 150 affects an entity's classification of the following freestanding instruments: a) Mandatorily redeemable instruments b) Financial instruments to repurchase an entity's own equity instruments c) Financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (i) a fixed monetary amount known at inception or (ii) something other than changes in its own equity instruments d) FAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in FAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. For private companies, mandatorily redeemable financial instruments are subject to the provisions of FAS 150 for the fiscal period beginning after December 15, 2003. The adoption of SFAS No. 150 does not have a material impact on the Company's financial position or results of operations or cash flows.

In December 2003, the Financial Accounting Standards Board (FASB) issued a revised Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46R). FIN 46R addresses consolidation by business enterprises of variable interest entities and significantly changes the consolidation application of consolidation policies to variable interest entities and, thus improves comparability between enterprises engaged in similar activities when those activities are conducted through variable interest entities. The Company does not hold any variable interest entities.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment, net, consist of the following at December 31, 2003:

         Computer equipment                                  $  10,749
         Office furniture and fixtures                          46,605
         Research laboratory furniture and fixtures             60,120

                                                             ----------
              Subtotal                                         117,474
         Accumulated depreciation                             (114,209)
                                                             ----------
                                                             $   3,265
                                                             ==========

For the years ended December 31, 2003 and 2002, depreciation expense totaled $2,935 and $2,908, respectively.

NOTE 4 - INTANGIBLE ASSETS

Intangible assets consisted of patent costs and accumulated amortization. At the end of the current fiscal year, in accordance with FAS 144, management evaluated the current market value of the patent. Based on the market value of similar

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

patents, management determined that the value of the patent at December 31, 2003 was zero. Therefore the Company recorded an impairment of the net book value of $14,937 in the year 2003.

For the years ended December 31, 2003 and 2002, the patent amortization expense totaled $1,800 and $1,800, respectively.

NOTE 5 - NOTES PAYABLE TO RELATED PARTIES

Notes payable to related parties consist of the following at December 31, 2003:

                                                                        Principal       Accrued
                          Notes                      Interest Rate       Balance        Interest
         ------------------------------------------------------------------------------------------
         Current Portion:
              Shareholders                             10% - 12%     $    375,500     $    254,490
              Officers (interest portion only)                                 --          100,041
                                                                     -------------    -------------
                 Total                                                    375,500          354,531

         Long Term Portion:
              Officers                                  8% - 10%          332,439               --
                                                                     -------------    -------------
                 Total                                                    332,439               --

                                                                     -------------    -------------
         Total Notes Payable to related parties                      $    707,939     $    354,531
                                                                     =============    =============

Current - Shareholders:
-----------------------

At December 31, 2003, the Company had outstanding loans from various shareholders in the amount of $60,000. The notes bear an interest rate of 10% per annum and were due on November 5, 1999. The noteholders have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. No principal or interest payments have been made during the current fiscal year. Accrued interest at December 31, 2003 was $28,500. As the Company is in default on the note, it has been classified as a current note payable.

On May 27, 1997, the Company entered into an installment loan agreement with an individual shareholder to borrow $300,000. As of December 31, 1998, the shareholder had advanced the Company $299,500 against the $300,000 loan agreement. The installment loan bears interest at 12% per annum and was due on May 27, 1999. The loan agreement provides for semi- annual interest payments of $17,920. The installment note is collateralized by the Company's rights, titles and patents, of the Company's technology known as "Polymer Encapsulation Technology." No principal or interest payments have been made during the current fiscal year. Accrued interest at December 31, 2003 was $225,190. As the Company is in default on the note, it has been classified as a current note payable.

At December 31, 2003, the Company had a loan outstanding from one individual in the amount of $6,000 received in 1999. There is no stated rate of interest on the note.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

In March 2003, the Company entered into a new agreement with a shareholder whereby the shareholder loaned the Company $10,000. The shareholder has the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. This note matures on July 21, 2003. Accrued interest at December 31, 2003 was $800. The Company is currently in default on this note.

Long-term - Officers:
---------------------

At December 31, 2001, the two officers had loans outstanding totaling $112,341 to the Company. Each note bears interest of 10% per annum and is due one year from the issuance date. The notes principal and accrued interest are convertible into common stock at prices ranging from $0.13 to $0.32 per share.

During the year ended December 31, 2002, the officers loaned an additional $65,000 in cash to the Company at 8% per annum. The officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. These notes mature on August 27, 2003. In addition, on June 10, 2002 one of the officers transferred 200,000 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.08 per share or $16,000. When the attorney sold the shares and reduced his bill, the shares were sold at less than the value previously recorded. The officer's loans were reduced accordingly by $2,256 to a net loan value of $13,744.

During the year ended December 31, 2003, the Company entered into seven new agreements with the officers, whereby the officers loaned a total of $88,000 to the Company at 8% per annum. In addition, the officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. These notes mature between March 11, 2004 and June 23, 2004.

On February 21, 2003, two of the officers transferred a total of 135,667 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.11 per share or $14,923. On May 15, 2003, one of the officers transferred 300,000 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.145 per share or $43,500. These amounts were recorded as an additional loan made by the officers and applied to prepaid expenses. When the attorney sold the shares and reduced his bill, the shares were sold at less than the value previously recorded. The officer's loans were reduced accordingly by $33,812 to a net loan value of $24,611. On June 2, 2003, an officer transferred 100,000 shares of the Company's common stock privately owned by him to pay consulting fees to a non-related third-party. At the date of the transfer the shares had a market value of $0.15 per share or $15,000. On July 29, 2003, one of the officers transferred 300,000 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.11 per share or $33,000. These amounts were recorded as an additional loan made by the officers and applied to prepaid expenses. When the attorney sold the shares and reduced his bill, the shares were sold at less than the value previously recorded. The officer's loans were reduced accordingly by $20,157 to a net loan value of $12,843. On December 16, 2003, an officer transferred 10,000 shares of the Company's common stock privately owned by him to pay consulting fees to a non-related third-party. At the date of the transfer the shares had a market value of $0.09 per share or $900. The officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. These notes mature between February 21, 2004 and December 16, 2004.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

During 2000, the officers entered into a standstill agreement with the Company in which they agreed to forebear any collection of the debts for a period of one year. During the current year, the agreements with the officers were extended to January 1, 2005. As such, all loans made by the officers have been classified as long-term notes payable.

NOTE 6 - CONVERTIBLE DEBENTURES

On December 28, 2000, the Company issued, through a private placement, $375,000 of 10% convertible debenture notes, due December 28, 2001. As additional consideration, the Company issued separate warrants to the purchasers to acquire 375,000 shares of the Company's common stock at 125% of the conversion price, determined as the lesser of $0.14 per share, or 55% of the price on the lowest three trading days in the last ten trading days prior to the conversion date.

In February 2002, the holders of the debentures elected to convert $13,650 of accrued interest into 620,474 shares of the Company's common stock. In May 2002, the Company entered into an agreement with the debenture holders to redeem the debentures and cancel the 375,000 warrants. As part of this agreement, the holders converted $20,000 worth of principal into 500,000 shares of common stock. In addition, the Company paid in cash $117,324, representing $110,000 in principal and $7,324 in interest. As of December 31, 2002, all the convertible debentures had been converted or paid in full.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

Lease Obligation
----------------

The Company leases a portion of its capital equipment and certain of its facilities under operating leases that expire at various dates through 2006. Rental and equipment lease expense was $35,692 and $29,471 during the years ended December 31, 2003 and 2002, respectively.

Future annual minimum lease payments as of December 31, 2003:

                                                       Capital        Operating
                                                       Leases           Leases
                                                    ------------     -----------
                                       2004         $     2,151      $   33,720
                                       2005               1,434          30,792
                                       2006                              30,792
                                                    ------------     -----------
                                                          3,585      $   95,304
                                                                     ===========
          Less amount representing interest                (295)

         Present value of net minimum lease         -------------
           payments under capital lease             $     3,290
                                                    ============

Assets recorded under capital leases as of December 31, 2003, consist of computer equipment totaling $7,126 less accumulated amortization of $5,463.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Employment and Consulting Agreements
------------------------------------

On January 1, 2002, the Company entered into two employment agreements with its current officers. The two agreements provide for annual salaries of $150,000 each, expire January 1, 2004, and provide for automatic annual renewals. In addition to the salaries, the agreement grants each officer 50,000 shares of Series A Convertible Preferred stock and 100,000 non-qualified stock options per year. The stock options are to purchase shares of the Company's common stock at an exercise price of $0.05 per share, vest immediately, and expire January 1, 2007. A total of 200,000 option shares were granted to the officers during the years ended December 31, 2003 and 2002. Additional compensation based on the difference between the market price and the exercise price at the date of grant of $15,200 and $2,600 was recorded for the years ended December 31, 2003 and 2002. During the two year period the Series A Convertible Preferred stock was not issued. For the fiscal year ended December 31, 2003 and 2002, the aggregate expense recorded under the agreements amounted to $315,200 and $302,600, respectively.

In April 2002, the Board of Directors approved accruing interest on all unpaid salary beginning with salaries accrued in the year ending December 31, 2001, at 8% per annum and going forward. Accrued officer's compensation unpaid at December 31, 2003 totaled $1,838,724, and accrued interest totaled $84,332. The accrued compensation is convertible into common stock discounted 10% at $0.32 per share for compensation earned through 2000, at $0.05 and $0.14 per share in 2001 and 2002, respectively. During 2002, the officers entered into a standstill agreement with the Company in which they agreed to forebear any collection of this debt through January 1, 2005.

Consulting Agreement
--------------------

On September 30, 2003, the Company engaged The Janis Group ("Janis") to provide consulting and advisory services to assist with the implementation of the Company's business plan, specifically, to work with the Company to further its efforts in the commercialization of its proprietary waste management products. The initial fee for these services is $7,500. As of December 31, 2003, $3,750 of this amount had been billed and paid.

NOTE 8 - STOCKHOLDERS' DEFICIT

Authorized Shares
-----------------

Effective December 22, 2000, the articles of incorporation were amended to increase the authorized shares of common stock from 50,000,000 shares, par value of $.01 to 100,000,000 shares, par value of $.001. Effective December 22, 2000, the articles of incorporation were amended to increase the authorized preferred shares from 1,000,000 shares, par value of $.01 to 2,000,000 shares, par value of $.001.

Common Stock Transactions - December 31, 2002
---------------------------------------------

During the year, the Company issued 6,640,384 shares of restricted common stock for proceeds of $243,000. The shares were sold at prices ranging between $0.02 and $0.08 per share per share in a private placement intended to be exempt from registration under section 4(2) and or Regulation D of the Securities Act of 1933. Shares are generally sold at a 20% discount to closing prices based on a five-day average prior to the sale.

During the quarter ended March 31, 2002, the Company issued 500,000 shares of common stock valued at $19,500 or $0.04 per share, and granted options to purchase 250,000 shares at $0.15 per share, for legal fees incurred in 2001.

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

These shares were registered under Form S-8 of the Securities Act of 1933. The amount of the obligation was $35,450 and as a result, a gain of $15,950 was recognized. The Company recorded a charge of $3,250 for the fair value of the option.

During the quarter ended March 31, 2002, the Company authorized the conversion of $150,000 of accrued salaries to two officers into a total of 5,000,000 shares of common stock at the conversion rate of $0.03 per share. These shares were registered under Form S-8 of the Securities Act of 1933.

During the quarter ended March 31, 2002, the convertible debenture holders elected to convert $13,650 of accrued interest into 620,474 shares of the Company's common stock. In addition in May 2002, as part of the agreement with the convertible debenture holders (Note 6), the Company converted $20,000 of principal on the convertible debentures into 500,000 shares of common stock.

On January 31, 2002, the Company issued 1,000,000 shares of common stock to acquire an exclusive license for the sale and use of various products from an unrelated third party. The shares were valued at $30,000 on the date of grant, and were charged to operations as research and development expenses on the contract date.

The Company entered into an agreement with an unrelated third party to provide public relations consulting services to the Company. The term of the agreement is for two years, terminating in December 2003. The Company issued 100,000 shares to the consultant, valued at $7,000 or $0.07 per share and was charged to operations during the first quarter of 2002.

The Company granted options to the officers of the Company under employment agreements to purchase a total of 200,000 shares of the Company's common stock. The value of the options was $2,600.

During the first quarter of 2002, the Company adopted the 2002 non-qualified stock plan and registered 10,500,000 shares of the Company's common stock under Form S-8. As of December 31, 2002, the Company had granted 200,000 option shares under the plan (see below). No shares of common stock have been granted under the plan.

In the quarter ended December 31, 2000, an individual exercised 340,000 non-qualified stock options at an exercise price of $0.01. A note receivable in the amount of $3,400 was recorded at the time. During the quarter ended December 31, 2002, the Company wrote-off the note receivable as uncollectible.

Common Stock Transactions - December 31, 2003
---------------------------------------------

During the year, the Company issued 603,846 shares of common stock for proceeds of $35,000. The shares were sold at prices ranging between $0.04 and $0.075 per share per share in a private placement intended to be exempt from registration under section 4(2) and or Regulation D of the Securities Act of 1933. Shares are generally sold at a 20% discount to closing prices based on an average prior to the sale.

In January 2003, the Company granted both officers an option to purchase 100,000 shares of the Company's common stock at an exercise price of $0.05 per share, as part of their employment agreement. These options were valued at $15,200, and were charged to officer's compensation during the three months ended March 31, 2003.

The Company issued a total of 775,000 shares of its common stock for consulting services with a total value of $68,250 with a range of $0.075 and $0.09 per share. These transactions consist of the following:

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

         a) The Company entered into an agreement with an unrelated third party to provide investment funding for the Company (see Note x). As part of the agreement, the Company issued 300,000 shares of its common stock for expense reimbursements of the investor. At the time of the grant, the shares were valued at $27,000 or $.09 per share, and were charged to operations during the three months ended March 31, 2003.

         b) In April 2003, the Company issued 100,000 shares of its common stock to a consultant for marketing and public relations support. At the time of the grant, the shares were valued at $7,500 and were charged to operations during the three months ended June 30, 2003.

         c) In February 2003, the Company entered into Business and Financial Services Agreement with Ascendiant Capital Group, LLC ("Ascendiant") for financial and business advice and consultation, and specifically, to arrange and assist in the negotiations for a $5 million line of credit. In connection with this agreement, Ascendiant was paid 375,000 shares of the Company's common stock under Rule 144 in April 2003 valued at $33,750.

In March 2003, the Company began negotiations with Fusion Capital for the common stock purchase agreement described in Note 10. As part of this agreement, the Company agreed to pay Fusion $10,000 cash and issue 300,000 shares of its common stock valued at $27,000 as reimbursement of Fusion Capital's expenses in connection with the transaction. The value of the common stock was charged to operations. In addition, the Company issued 1,678,022 shares of its common stock in April 2003 upon signing the agreement as a commitment fee. The market value at the date grant was $0.09 per share or $151,022, and was capitalized as a stock offering fee and reported as a reduction of the stockholders' deficit on the accompanying financial statements.

In September 2003, the Company issued 20,000 shares of its common stock to a consultant for payment of accrued expenses. At the time of the grant, the shares were valued at $1,842 and were charged against accounts payable.

In September and October 2003, the Company issued a total of 371,438 shares of its common stock to Fusion Capital under the Stock Purchase Agreement (see Note
10) for proceeds of $20,000. The price ranged between $0.050 and $0.058 per share. The shares were issued under the Company's SB-2 registration that became effective on July 16, 2003.

Stock Issuance Costs
--------------------

The Company capitalizes direct and incremental costs associated with raising cash from the issuance of equity capital, and such costs will be reported as a reduction to the proceeds received in the event the offering is successful. In the event the stock offering is unsuccessful, such costs will be expensed at the time known to management. Stock issuance costs are reported as a reduction of stockholders' deficit in the accompanying financial statements at December 31, 2003. During the current year, $1,006 was amortized due to the purchase of stock under the stock purchase agreement (See Note 10). The balance at December 31, 2003 was $150,015.

Warrants
--------

Pursuant to the Convertible Debenture financing completed in December of 2000, the Company issued to the purchasers and to the placement agent of the Convertible Debentures warrants to purchase 375,000 shares of common stock at an exercise price equal to 125% of the conversion price per share. The warrants

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

were valued at $93,750. The warrants were cancelled as part of the agreement with the holders to redeem the debentures (see Note 6) in May 2002.

2002 Non-Qualified Stock Compensation Plan
------------------------------------------

In 2002, the Board of Directors adopted the 2002 Non-Qualified Stock Compensation Plan (the "Stock Plan") as a method for Technology Visions to compensate key employees, advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources. The Board of Directors reserved five million (5,000,000) shares of its $.001 par value common stock for issuance under the Stock Plan. Options to purchase 200,000 shares at an exercise price of $.05 have been granted under the Plan to two officers, (Note 7).

Non-Qualified Stock Option Plan
-------------------------------

From time to time, the Company issues non-qualified stock options. These options are generally granted to consultants for past services and are granted to noteholders in connection with financing agreements.

In 2000, the Company entered into a consulting agreement with an attorney. Under the terms of the agreement, the Company issued 50,000 shares of common stock as compensation for services provided, and granted an option to the attorney to purchase 150,000 shares of common stock at a price of $0.45 per share. The options will expire, unless exercised, on December 31, 2004. In February 2002, the attorney was granted an additional option to purchase 250,000 shares of common stock at a price of $0.15 per share. The options will expire, unless exercised, on February 7, 2005. The Company valued these options using the fair value method and recorded consulting expense of $3,250 based on the Black-Scholes option pricing model with the following assumptions:

         Risk-free interest rate                     3.25%
         Expected life                               1 year
         Expected volatility                         131%
         Dividend yield                              -%

In addition, the agreement called for the Company to grant the attorney an option to purchase 50,000 common shares every six months in July and January. The options have an exercise price of 125% of the market price on the day of the grant and expire three years from the date of the grant. During the current year, the Company granted the attorney the options due to them under this agreement totaling 150,000 option shares with an exercise price ranging from $0.09 to $0.15 per share. The Company valued these options using the fair value method and recorded consulting expense of $4,400 based on the Black-Scholes option pricing model with the following assumptions:

                                          July 2002      Jan 2003      July 2003
                                          ---------      --------      ---------
         Risk-free interest rate           4.00%          4.00%         4.00%
         Expected life                     3 years        3 years       3 years
         Expected volatility                83%            44%           38%
         Dividend yield                       0%            0%            0%

In February 2003, Ascendiant received an option for 62,500 of the Company's restricted common stock at an exercise price of $0.10 per share, with a one-year term, and a cashless exercise provision. The Company valued the options using the fair value method and recorded as a consulting fee in April 2003 of $1,956, based on the Black-Scholes option pricing model using the following assumptions:

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

         Risk-free interest rate                     3.25%
         Expected life                               1 year
         Expected volatility                         38%
         Dividend yield                              0%

At December 31, 2002, outstanding options to purchase common stock of the Company totaled 600,000, had expiration dates ranging from December 31, 2004 to January 1, 2007, and the exercise prices ranged from $0.05 per share to $0.45 per share. All other options were cancelled effective December 31, 2002.
At December 31, 2003, outstanding options to purchase common stock of the Company totaled 1,012,500, had expiration dates ranging from April 30, 2004 to January 1, 2008, and the exercise prices ranged from $0.05 per share to $0.45 per share.

NOTE 9 - GAIN FROM REDUCTION OF DEBT

As discussed in Note 8, during the quarter ended March 31, 2002, the Company issued common stock and options valued at $19,500 to pay legal fees of $35,450. Therefore, the Company recognized the difference of $15,950 as a gain from the reduction of debt.

During the quarter ended September 30, 2002, the Company wrote-off $19,182 of trade debt, and recorded the total amount as a gain from the reduction of debt.

During the quarter ended December 31, 2003, the Company evaluated its old trade debt in which the statute of limitations for collection had either run out or the services had not been performed by the vendor and therefore the debt was not owed by the Company. The Company wrote-off a total of $56,058 of trade debt from this evaluation and recorded the amount as a gain from the reduction of debt.

NOTE 10 - FUSION CAPITAL TRANSACTION

On April 22, 2003, the Company entered into a common stock purchase agreement with Fusion Capital pursuant to which Fusion Capital agreed to purchase on each trading day during the term of the agreement $10,000 of the Company's common stock up to an aggregate of $6.0 million. The $6.0 million of common stock is to be purchased over a 30-month period, subject to a six-month extension or earlier termination at the Company's discretion. The purchase price of the shares of common stock will be equal to a price based upon the future market price of the common stock without any fixed discount to the market price. Fusion Capital does not have the right or the obligation to purchase shares of the Company's common stock in the event that the price of its common stock is less than $0.05 per share.

The Company has authorized the sale and issuance of 20,000,000 shares of its common stock to Fusion Capital under the common stock purchase agreement. The Company filed a registration statement on Form SB-2 to register the underlying securities on May 15, 2003. The registration statement became effective on July 16, 2003.

Under the terms of the common stock purchase agreement, Fusion Capital received 1,678,022 shares of the Company's common stock as a commitment fee, valued at $151,022. The value of these shares has been recorded as stock offering fees. In addition, at such time as Fusion Capital has purchased $3,000,000 of the Company's common stock under the common stock purchase agreement, the Company will issue to Fusion Capital an additional 1,978,022 shares of common stock as an additional commitment fee. This commitment fee will be recorded when the contingencies are removed and the fee is earned. Unless an event of default occurs, these shares must be held by Fusion Capital until 30 months from the date of the common stock purchase agreement or the date the common stock purchase agreement is terminated. Under the common stock purchase agreement, on each trading day Fusion Capital is obligated to purchase a specified dollar

                         Technology Visions Group, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

amount of the Company's common stock. Subject to the Company's right to suspend these purchases at any time, and its right to terminate the agreement with Fusion Capital at any time Fusion Capital shall purchase on each trading day during the term of the agreement $10,000 of the Company's common stock. The Company may decrease this daily purchase amount at any time. The Company also has the right to increase the daily purchase amount at any time; provided however, it may not increase the daily purchase amount above $10,000 unless its stock price is above $.30 per share for five consecutive trading days.

In September and October 2003, Fusion Capital purchased 371,438 shares of the Company's common stock for $20,000 as part of this agreement (see Note 8). In addition, Fusion loaned the Company $30,000 during the year ended December 31, 2003 against future purchases of shares under the Stock Purchase Agreement.

NOTE 11 - INCOME TAXES

The Company was not required to provide for a provision for income taxes for the years ended December 31, 2003 and 2002 as a result of net operating losses incurred during those years.

During the year ended December 31, 2002, the Company filed delinquent tax returns with the State of California for the years 1994 through 2001. As a result the Company paid $5,819 in taxes and penalties, which is recorded in general and administrative expenses, in the accompanying statements of operation.

The components of deferred tax assets and liabilities at December 31, 2003 and 2002 consist of the following:

         Deferred income tax assets:               2003              2002
                                               ------------     ------------

         Net operating loss carry forwards     $ 4,083,000      $ 3,929,000
         Deferred compensation/options           2,101,000        1,967,000

         Valuation allowance                    (6,184,000)      (5,896,000)
                                               ------------     ------------
         Total                                 $        --      $        --
                                               ============     ============

The valuation allowance for net deferred tax assets increased by approximately $288,000 during the year due to the correction of prior year NOL's for Federal and California tax purposes.

At December 31, 2003, the Company had net operating loss ("NOL") carry forwards for Federal and California income tax purposes of approximately $11.0 million and $3.5 million, respectively. Federal NOLs begin to expire in 2003 and will fully expire in 2023. The usage of California NOLs is currently suspended. California NOLs begin to expire in 2004 and will fully expire in 2012.

NOTE 12 - SUBSEQUENT EVENTS

In January 2004, Fusion Capital purchased a total of 843,614 shares of the Company's common stock for $55,000 as part of this agreement. In addition, during March 2004, Fusion Capital purchased a total of 272,402 shares of the Company's common stock for $25,000 and loaned an additional $25,000 to the Company.

In January 2004, the Company sold 1,000,000 shares of its common stock in a private placement sale for $45,000 or $0.45 per share. Of this amount, the Company received $30,000 as of the date of this report and has recorded a common stock subscription receivable for the balance.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                                  BALANCE SHEET
                                   (UNAUDITED)
                              AS OF MARCH 31, 2004

                                     ASSETS

Cash                                                               $     43,610
                                                                   -------------
      Total current assets                                               43,610

Property and equipment, net of accumulated depreciation
      of $114,994                                                         3,124
Other assets                                                              4,800
                                                                   -------------
      Total assets                                                 $     51,534
                                                                   =============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Accounts payable                                                   $    301,528
Accrued expenses                                                         23,000
Loan advance                                                             30,000
Current portion of notes payable to related parties                     340,500
                                                                   -------------
      Total current liabilities                                         695,028

Notes payable to related parties                                        327,439
Accrued interest to related parties                                     354,802
Accrued officers and directors compensation                           1,997,810
                                                                   -------------
      Total liabilities                                               3,375,079

Commitments                                                                   -

Stockholders' deficit:
Preferred stock, $.001 par value; 2,000,000 shares authorized;
      none issued and outstanding                                             -
Common stock, $.001 par value; 100,000,000 share authorized;
      65,550,174 issued and outstanding                                  65,550
Additional paid-in-capital                                           14,956,144
Accumulated deficit                                                 (18,229,251)
Stock offering costs                                                   (145,988)
Common stock to be issued                                                45,000
Stock subscription receivable                                           (15,000)
                                                                   -------------
      Total stockholders' deficit                                    (3,323,545)
                                                                   -------------
      Total liabilities and stockholders' deficit                  $     51,534
                                                                   =============

              See accompanying notes to these financial statements.


                                        TECHNOLOGY VISIONS GROUP, INC.
                                         (A DEVELOPMENT-STAGE COMPANY)
                                           STATEMENTS OF OPERATIONS
                                                 (UNAUDITED)
                                                                                     For the period
                                                                                      of Inception,
                                                                                      from January 1,
                                                    For the Three Months Ended         1995 through
                                                             March 31,                   March 31,
                                                     2004               2003               2004
                                                 --------------------------------      -------------
Revenues                                         $          -       $          -       $          -

Costs and expenses:
      Research and development                              -                  -            685,507
      General and administrative expenses             122,938            149,709          7,200,251
      Compensatory element of stock options             5,290             15,200          2,285,506
      Loss from litigation settlement, net                  -                  -            476,350
      Impairment of fixed assets                            -                  -            223,064
                                                 --------------------------------      -------------
Operating loss                                       (128,228)          (164,909)       (10,870,678)

Other income and (expenses):
      Interest income                                      10                  9              1,202
      Gain from reduction in debt                           -                  -          1,354,330
      Interest expense                                (29,812)           (23,168)        (1,876,259)
      Other income                                          -                  -            717,624
      Impairment of patent                                                                  (55,477)
      Financing costs                                                                      (383,600)
      Debt conversion expense                                                              (155,343)
                                                 --------------------------------      -------------
Net loss                                         $   (158,030)      $   (188,068)       (11,268,201)

Basic and dilutive net loss per share            $      (0.00)      $      (0.00)
                                                 ================================

Weighted average number
      of shares outstanding                        65,032,862         61,019,185

                             See accompanying notes to these financial statements.

                                                      2


                                             TECHNOLOGY VISIONS GROUP, INC.
                                              (A DEVELOPMENT-STAGE COMPANY)
                                          STATEMENTS OF CASH FLOWS (UNAUDITED)
                                                                                                   For the period
                                                                                                    of Inception,
                                                                                                    from January 1,
                                                                    For the Three Months             1995 through
                                                                       Ended March 31,                 March 31,
                                                                   2004               2003               2004
                                                               -------------      -------------      -------------
Cash flows from operating activities:
      Net loss                                                 $   (158,030)      $   (188,068)      $(11,268,201)
      Adjustments to reconcile net loss to net cash
          Used in operating activities:
      Depreciation and amortization                                     785              1,077            157,784
      Amortization of deferred finance costs                             --                 --            851,350
      Gain from reduction of debt                                        --                 --         (1,429,701)
      Common stock issued for services rendered                          --             27,000            270,870
      Common stock issued for licensing agreement                        --                 --             30,000
      Compensatory element of common stock and options                5,290             15,200          2,960,506
      Impairment of patent                                               --                 --             55,477
      Impairment of fixed assets                                         --                 --            223,064
      Write-off shareholder loans                                        --                 --           (200,466)
      Loss on litigation settlement                                      --                 --            526,350
      Loss on disposal of fixed assets                                   --                 --              4,377
      Notes issued in settlement of consulting fees                      --                 --            274,250
      Debt conversion expense                                            --                 --            155,343
      Changes in operating assets and liabilities:
          Decrease (increase) in prepaid expenses                        --               (941)            24,471
          (Increase) in deposits                                         --                 --             (3,412)
          Increase (decrease) in accounts payable and
              accrued expenses                                       88,620             74,174          3,703,975
          (Decrease) in due to shareholders                              --                 --            (16,234)
                                                               -------------      -------------      -------------
      Net cash used in operating activities                         (63,335)           (71,558)        (3,680,197)
CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of fixed assets                                        (644)                --           (248,519)
      Costs of licenses and patents                                      --                 --            (54,550)
                                                               -------------      -------------      -------------
      Net cash used in investing activities                            (644)                --           (303,069)
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from sale of common stock                             30,000                 --            846,743
      Proceeds from issuance of convertible debenture                    --                 --            375,000
      Proceeds from stock purchase agreement                         80,000                               100,000
      Payments on debenture notes                                        --                 --           (110,000)
      Notes payable, net                                             (5,000)            49,923          2,967,259
      Deferred finance charges                                           --                 --           (175,350)
      Proceeds from exercise of stock options                            --                 --              3,000
      Repayment of notes receivable from stockholders                    --                 --              6,360
                                                               -------------      -------------      -------------
      Net cash provided by (used in) financing activities           105,000             49,923          4,013,012
NET INCREASE (DECREASE) IN CASH                                      41,021            (21,635)            29,746
CASH AT BEGINNING OF PERIOD                                           2,589             28,314             13,864
                                                               -------------      -------------      -------------
CASH AT END OF PERIOD                                          $     43,610       $      6,679       $     43,610
                                                               =============      =============      =============

                                  See accompanying notes to these financial statements.

                                                           3


                                        TECHNOLOGY VISIONS GROUP, INC.
                                         (A DEVELOPMENT-STAGE COMPANY)
                                     STATEMENTS OF CASH FLOWS - Continued
                                                  (UNAUDITED)

                                                                                        Inception,
                                                                                       from January 1,
                                                                For the Three Months    1995 through
                                                                   Ended March 31,        March 31,
                                                                  2004         2003         2004
                                                               ----------   -----------  ----------
SUPPLEMENTAL DISCLOSURES:
Cash Paid During the Period For:
--------------------------------
       Interest                                                $      163   $      122   $    8,614
                                                               ==========   ==========   ==========
       Taxes                                                   $    --      $      857   $    6,676
                                                               ==========   ==========   ==========

Non-cash Financing Activities:
      Value of shares issued in connection
          with compensatory obligations                        $    --      $    --      $  919,400
                                                               ==========   ==========   ==========
      Value of stock issued for
          conversion of notes payable                          $    --      $    --      $2,054,653
                                                               ==========   ==========   ==========
      Accrued interest converted to common stock               $    --      $    --      $   53,473
                                                               ==========   ==========   ==========
      Value of shares paid to satisfy accounts payable         $    --      $    --      $   79,880
                                                               ==========   ==========   ==========
      Assets acquired through a capital lease                  $    --      $    --      $    7,126
                                                               ==========   ==========   ==========
      Value of shares issued for consulting services           $    --      $   27,000   $  624,160
                                                               ==========   ==========   ==========
      Value assigned to stock options issued for services      $    5,290   $   15,200   $   93,406
                                                               ==========   ==========   ==========
      Value of stock issued for licensing agreement            $    --      $    --      $   30,000
                                                               ==========   ==========   ==========
      Value of shares issued for settlement
          of convertible promissory  notes                     $    --      $    --      $  534,235
                                                               ==========   ==========   ==========
      Value of shares issued for settlement of litigation      $    --      $    --      $   51,250
                                                               ==========   ==========   ==========
      Value of stock issued in exchange for
          note receivable                                      $    --      $    --      $   17,294
                                                               ==========   ==========   ==========
      Value of shares issued to satisfy accrued expenses       $    --      $    --      $   53,500
                                                               ==========   ==========   ==========
      Value of shares issued as additional
          consideration for loan                               $    --      $    --      $   42,750
                                                               ==========   ==========   ==========
      Reduction of notes payable and accrued
          interest due to litigation                           $    --      $    --      $   60,000
                                                               ==========   ==========   ==========
      Satisfaction of notes receivable in
          exchange for services                                $    --      $    --      $    8,334
                                                               ==========   ==========   ==========
      Value of stock issued for stock offering costs           $    --      $    --      $  151,022
                                                               ==========   ==========   ==========

                            See accompanying notes to these financial statements.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                           March 31, 2004 (Unaudited)

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

Technology Visions Group, Inc. (the "Company") was incorporated in the State of Delaware on April 29, 1985. In March 1995, the management resigned and new management commenced a new direction of the Company. For financial reporting purposes, inception is defined as January 1, 1995. Prior to December 22, 2000, the Company's name was Orbit Technologies, Inc. The Company's business plan focuses on applied research and development of new and innovative technologies, engineering ideas, methods, and processes that hold the potential to become commercially viable products or processes. Once a product or process receives commercial validation through an outside or third party, it is the Company's intention to either spin it off as a separate business entity, or license or sell to an affiliated or unaffiliated entity that, at that time, becomes responsible for the production, marketing and sales of such products or services. The Company's technologies are undergoing certain feasibility studies and/or actual field tests and evaluations in the area of the treatment and stabilization of buried low-level mixed radioactive waste. To date, the Company has not commercialized any of its technologies.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements
--------------------------------------

The interim financial data as of March 31, 2004, and for the three months ended March 31, 2004 and 2003 are unaudited; however, in the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company's financial position as of March 31, 2004, and the results of its operations for the three months and cash flows for the three months ended March 31, 2004 and 2003. These results are not necessarily indicative of the results expected for the year ending December 31, 2004. These financial statements and notes thereto do not reflect all disclosures necessary for preparation under accounting principles generally accepted in the United States. Refer to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

Going Concern
-------------

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. Prior to inception, the Company had losses accumulating to $6,961,050. The Company, since inception, has suffered losses accumulating to $11,268,201 through March 31, 2004. For the year ended December 31, 2003 and for the three months ended March 31, 2004, the Company incurred net losses of approximately $720,194 and $158,030, respectively, and as of March 31, 2004, had a stockholders' deficit and a working capital deficit of approximately $3,323,545 and $651,418, respectively. The Company is in arrears with certain of its payables and accrued liabilities. The Company requires additional funds to move into the marketing and commercialization of its technologies. No assurances can be given that the Company can manufacture its technologies on a large-scale basis or at a feasible cost. Further, no assurance can be given that any technology will receive market acceptance. The Company's ability to continue as a going concern is dependent upon obtaining the additional financing, restructuring and/or curing the defaults on its debt, and the successful marketing of its technologies. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management plans to explore additional sources of working capital including borrowings, sales of securities, joint ventures and licensing of technologies. In April 2003, the Company entered into a common stock purchase agreement with Fusion Capital Fund II, LLC ("Fusion Capital") in an effort to raise working capital (see Note 6). Management intends to use any funds raised to pursue the marketing and commercialization of its technologies. Management believes that the Company can raise adequate capital to keep the Company functioning at a minimum level of operation in the next fiscal year. Management is exploring ways to reduce its existing liabilities, including exchanging certain of its liabilities for shares of its common stock. There can be no assurance that management will be successful in its efforts to raise capital sufficient to fund its working capital requirements or to convert debts into common stock during the next twelve months. These financial statements do not include any adjustments relating to the recoverability of recorded asset amounts that might be necessary as a result of the above uncertainty.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                           March 31, 2004 (Unaudited)

Development-Stage Company
-------------------------

The Company is considered a development-stage company, with no operating revenues from the license and/or sale of commercially viable technologies during the periods presented, as defined by Statement of Financial Accounting Standards ("SFAS") No. 7. SFAS No. 7 requires companies to report their operations, shareholders deficit and cash flows since inception through the date that revenues are generated from management's intended operations, among other things. Management has defined inception as January 1, 1995, near the date management control was obtained. Since inception, the Company has incurred operating losses totaling approximately $11.3 million, much of which relates to stock-based compensation to officers, directors and consultants as a means to preserve working capital. The Company's working capital has been generated through the sales of common stock and debt. In addition, significant research and development costs to develop technologies have been expended since inception. Management has provided financial data since January 1, 1995 "Inception" in the financial statements, as a means to provide readers of the Company's financial information to make informed investment decisions.

The Company completed the initial and intermediate testing and evaluation of its GMENT technology at the Department of Energy ("DOE") Idaho Falls site with the receipt of Volume II of the "Final Results Report, In Situ Grout Technology for Application in Buried Transuranic Waste Sites," published in April 2003 by the Idaho National Engineering and Environmental ("INEEL"). Confirmation of the test results using surrogate waste is now being done using actual radioactive waste. Therefore, there have been no expenditures during the three months ended March 31, 2004 for research and development. The Company is moving into position to begin the marketing and commercialization phase of its development.

Use of Estimates
----------------

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties - Technologies
--------------------------------------

The Company's operations are subject to new innovations in product design and function. Significant technological changes can have an adverse effect on product lives. Design and development of new products are important elements to achieve profitability in this industry segment.

Shareholder Dilution
--------------------

The Company's management has relied on the issuance of its common stock to provide working capital and provide compensation to officers, directors and consultants. The trading price of the Company's common stock has declined over time. If the Company continues to rely on the issuance of common stock to retain key management and consultants, based on current per-share prices, the existing shareholders may be significantly diluted in the future.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                           March 31, 2004 (Unaudited)

Incremental Shares
------------------

Securities that could potentially dilute basic earnings per share ("EPS") in the future that were not included in the computation of diluted EPS because to do so would have been anti-dilutive as of March 31, 2004 consist of the following:

                                                            Number of Potential
                                                             Additional Common
                                                                   Shares
                                                            ------------------

Notes payable to related parties                                    6,204,715
Options to purchase common stock                                    1,262,500
Accrued officers' and directors' compensation                      18,555,494
                                                            ------------------
       Total incremental shares at March 31, 2004                  26,022,709
                                                            ==================

Equipment and Fixtures
----------------------

Equipment and fixtures are recorded at cost. Depreciation is provided using accelerated and straight-line methods over the estimated useful lives of the related assets as follows:

                           DESCRIPTION                                 YEARS
                           -----------                                 -----

                           Furniture and fixtures                        7
                           Computer hardware and software               3-5

Recent Accounting Pronouncements
--------------------------------

On May 15, 2003, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 150 (FAS 150), Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. FAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, FAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. FAS 150 affects an entity's classification of the following freestanding instruments: a) Mandatorily redeemable instruments b) Financial instruments to repurchase an entity's own equity instruments c) Financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (i) a fixed monetary amount known at inception or (ii) something other than changes in its own equity instruments d) FAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in FAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. For private companies, mandatorily redeemable financial instruments are subject to the provisions of FAS 150 for the fiscal period beginning after December 15, 2003. The adoption of SFAS No. 150 does not have a material impact on the Company's financial position or results of operations or cash flows.

In December 2003, the Financial Accounting Standards Board (FASB) issued a revised Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46R). FIN 46R addresses consolidation by business enterprises of variable interest entities and significantly changes the consolidation application of consolidation policies to variable interest entities and, thus improves comparability between enterprises engaged in similar activities when those activities are conducted through variable interest entities. The Company does not hold any variable interest entities.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                           March 31, 2004 (Unaudited)

Stock Based Compensation
------------------------

The Company has elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations in accounting for its employee stock options because the alternative fair value accounting provided under FASB Statement No. 123, Accounting for Stock-Based Compensation, ("SFAS 123") requires the use of option valuation models that were not developed for use in valuing employee stock options. As permitted, the Company adopted the disclosure alternative of SFAS 123 and SFAS 148, which require pro forma disclosure of net income and earnings per share as if the fair value method of accounting had been applied. Since the Company has no significant stock options outstanding, the pro forma financial data is not meaningful.

Under APB 25, when the exercise price of the Company's stock options equals or exceeds the fair value of the underlying stock on the date of grant, no compensation expense is recorded.

During the quarter ended March 31, 2004, the Company issued two of the officer's options for a total of 200,000 shares of the Company's common stock as part of their employment agreements. The exercise price was less than the market price; therefore, the Company recorded an expense of $4,940 for these options.

NOTE 3 - NOTES PAYABLE TO RELATED PARTIES

Notes payable to related parties consist of the following at March 31, 2004:

                                                           Principal     Accrued
         Notes                          Interest Rate       Balance     Interest
---------------------------------------------------------------------------------
Current Portion:
     Shareholders                         10% - 12%        $ 340,500   $ 247,675
                                                           ----------  ----------
        Total                                                340,500     247,675

Long Term Portion:
     Officers                             8% - 10%           327,439     107,127
                                                           ----------   ---------
        Total                                                327,439     107,127

                                                           ----------------------
Total Notes Payable to related parties                     $ 667,939   $ 354,802
                                                           ======================

Current - Shareholder:
----------------------

At March 31, 2004, the Company had an outstanding loan from a shareholder in the amount of $25,000. The note bears an interest rate of 10% per annum and was due on November 5, 1999. The noteholder has the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price during the five day period prior to the date of conversion. No principal or interest payments have been made during the current fiscal year. Accrued interest at March 31, 2004 was $12,500. The Company is in default on the note.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                           March 31, 2004 (Unaudited)

During the quarter ended March 31, 2004, the Company wrote off notes payable - shareholders, of $35,000 and the related accrued interest of $16,625 and recorded the adjustment as an additional contribution by the shareholders increasing "Additional Paid-in Capital" account for the total amount of $51,625.

On May 27, 1997, the Company entered into an installment loan agreement with an individual shareholder to borrow $300,000. As of December 31, 1998, the shareholder had advanced the Company $299,500 against the $300,000 loan agreement. The installment loan bears interest at 12% per annum and was due on May 27, 1999. The loan agreement provides for semi- annual interest payments of $17,920. The installment note is collateralized by the Company's rights, titles and patents, of the Company's technology known as "Polymer Encapsulation Technology." No principal or interest payments have been made during the current fiscal year. Accrued interest at March 31, 2004 was $234,175. The Company is in default on the note.

At December 31, 2002, the Company had a loan outstanding from one individual in the amount of $6,000 received in 1999. There is no stated rate of interest.

In March 2003, the Company entered into a new agreement with a shareholder whereby the shareholder loaned the Company $10,000. The shareholder has the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price during the five day period prior to the date of conversion. This note matured on July 21, 2003. Accrued interest at March 31, 2004 was $1,000. The Company is in default on the note.

Long-term - Officers:
---------------------

At December 31, 2001, the two officers had loans outstanding totaling $112,341 to the Company. Each note bears interest of 10% per annum and is due one year from the issuance date. The notes principal and accrued interest are convertible into common stock at prices ranging from $0.13 to $0.32 per share. During the current fiscal quarter, $5,000 was paid on one of these notes. The total balance owing at March 31, 2004 was $327,429 and the accrued interest was $107,341.

During the year ended December 31, 2002, the officers loaned an additional $65,000 in cash to the Company at 8% per annum. The officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. These notes matured on August 27, 2003. In addition, on June 10, 2002 one of the officers transferred 200,000 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.08 per share or $16,000. When the attorney sold the shares and reduced his bill, the shares were sold at less than the value previously recorded. The officer's loans were reduced accordingly by $2,256 to a net loan value of $13,744.

During the year ended December 31, 2003, the Company entered into seven new agreements with the officers, whereby the officers loaned a total of $88,000 to the Company at 8% per annum. In addition, the officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price during the five day period prior to the date of conversion. These notes mature between March 11, 2004 and June 23, 2004.

On February 21, 2003, two of the officers transferred a total of 135,667 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.11 per share or $14,923. On May 15, 2003, one of the officers transferred 300,000 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.145 per share or $43,500. These amounts were recorded as an additional loan made by the officers and applied to prepaid expenses. When the attorney sold the shares and reduced his bill, the shares were sold at less than the value

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                           March 31, 2004 (Unaudited)

previously recorded. The officer's loans were reduced accordingly by $33,812 to a net loan value of $24,611. On June 2, 2003, an officer transferred 100,000 shares of the Company's common stock privately owned by him to pay consulting fees to a non-related third-party. At the date of the transfer the shares had a market value of $0.15 per share or $15,000. On July 29, 2003, one of the officers transferred 300,000 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.11 per share or $33,000. These amounts were recorded as an additional loan made by the officers and applied to prepaid expenses. When the attorney sold the shares and reduced his bill, the shares were sold at less than the value previously recorded. The officer's loans were reduced accordingly by $20,157 to a net loan value of $12,843. On December 16, 2003, an officer transferred 10,000 shares of the Company's common stock privately owned by him to pay consulting fees to a non-related third-party. At the date of the transfer the shares had a market value of $0.09 per share or $900. The officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price during the five day period prior to the date of conversion. These notes mature between February 21, 2004 and December 16, 2004.

During 2000, the officers entered into a standstill agreement with the Company in which they agreed to forebear any collection of the debts for a period of one year. The agreements with the officers have been extended to January 1, 2005. As such, all loans made by the officers have been classified as long-term notes payable.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

Employment and Consulting Agreements
------------------------------------

On January 1, 2002, the Company entered into two employment agreements with its current officers. The agreements provide for annual salaries aggregating to $300,000, expire January 1, 2004, and provide for automatic annual renewals. On January 1, 2004, the agreements were renewed for another year. In addition to the salaries, the agreements grant each officer 50,000 shares of Series A Convertible Preferred stock and 100,000 non-qualified stock options per year. The stock options are to purchase shares of the Company's common stock at an exercise price of $0.05 per share, vest immediately, and expire January 1, 2007 and 2008. A total of 200,000 option shares were granted to the officers during the quarter ended March 31, 2004 and 2003 and $4,940 and $15,200 was recorded as additional compensation based on the difference between the market price and the exercise price at the date of grant.

For the three months ended March 31, 2004 and 2003, the expense recorded under the agreements amounted to $75,000 each. In April 2002, the Board of Directors approved accruing interest on all unpaid salary beginning with salaries accrued in the year ending December 31, 2001, at 8% per annum and going forward. Accrued officer's compensation unpaid at March 31, 2004 totaled $1,900,724, and accrued interest totaled $97,084. For the three months ended March 31, 2004 and 2003, interest expense was $12,752 and $7,134 respectively. The accrued compensation is convertible into common stock discounted 10% at $0.32 per share for compensation earned through 2000, and at $0.05, $0.12, and $0.07 per share in 2001, 2002 and 2003, respectively. During 2002, the officers entered into a standstill agreement with the Company in which they agreed to forebear any collection of this debt through January 1, 2005.

Consulting Agreement
--------------------

On March 31, 2004, the Company engaged The Janis Group ("Janis") to provide consulting and advisory services to assist with the implementation of the Company's business plan, specifically, to work with the Company to further its efforts in the commercialization of its proprietary waste management products. The initial fee for these services was $7,500, of this amount $3,750 was paid in the year ended December 31, 2003 and the remaining balance was paid during the quarter ended March 31, 2004.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                           March 31, 2004 (Unaudited)

NOTE 5 - STOCKHOLDERS' DEFICIT

Common Stock Transactions During the Three Months Ended March 31, 2003
----------------------------------------------------------------------

In January 2003, the Company granted both officers an option to purchase 100,000 shares of the Company's common stock at an exercise price of $0.05 per share, as part of their employment agreement. These options were valued at $15,200, and were charged to officer's compensation during the three months ended March 31, 2003.

The Company entered into an agreement with an unrelated third party to provide investment funding for the Company (see Note 6). As part of the agreement, the Company issued 300,000 shares of its common stock for expense reimbursements of the investor. At the time of the grant, the shares were valued at $27,000 or $.09 per share, and were charged to operations during the three months ended March 31, 2003.

Common Stock Transactions During the Three Months Ended March 31, 2004
----------------------------------------------------------------------

In January 2004, the Company granted both officers an option to purchase 100,000 shares of the Company's common stock at an exercise price of $0.05 per share, as part of their employment agreement. These options were valued at $4,940 and were charged to officer's compensation during the three months ended March 31, 2004.

During the quarter ended March 31, 2004, the Company issued 1,116,016 shares of its common stock to Fusion Capital under the Stock Purchase Agreement (see Note
6) for proceeds of $80,000 ranging from $0.064 to $0.093 per share. The shares were issued under the Company's SB-2 registration that became effective on July 16, 2003.

In January 2004, the Company entered into a "Stock Subscription Agreement" with a private investor whereby the investor agreed to purchase 1,000,000 shares of the Company's common stock for $45,000 or $0.045 per share. As of March 31, 2004, the investor had paid the Company $30,000 and the balance of $15,000 is reflected as "Stock Subscription Receivable" in the accompanying financial statements. The stock was not issued until the balance was received from the investor. The Company received the balance in April 2004.

Stock Issuance Costs
--------------------

The Company capitalizes direct and incremental costs associated with raising cash from the issuance of equity capital, and such costs will be reported as a reduction to the proceeds received in the event the offering is successful. In the event the stock offering is unsuccessful, such costs will be expensed at the time known to management. Stock issuance costs are reported as a reduction of stockholders' deficit in the accompanying financial statements at March 31, 2004. During the current quarter, $4,037 was amortized due to the purchase of stock under the stock purchase agreement (See Note 6). The balance at March 31, 2004 was $145,988.

Non-Qualified Stock Option Plan
-------------------------------

From time to time, the Company issues non-qualified stock options. These options are generally granted to consultants for past services and are granted to noteholders in connection with financing agreements.

In 2000, the Company entered into a consulting agreement with an attorney. Under the terms of the agreement, the Company is to grant the attorney an option to purchase 50,000 common shares every six months in July and January. The options have an exercise price of 125% of the market price on the day of the grant and expire three years from the date of the grant. During the three months ended March 31, 2004, the Company granted the attorney the option to purchase 50,000 shares of the Company's common stock. The Company valued these options using the fair value method and recorded legal expense of $350 based on the Black-Scholes option pricing model with the following assumptions:

                   Risk-free interest rate                     3.25%
                   Expected life                               3 years
                   Expected volatility                         15%
                   Dividend yield                              0%

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                           March 31, 2004 (Unaudited)

NOTE 6 - FUSION CAPITAL TRANSACTION

On April 22, 2003, the Company entered into a common stock purchase agreement with Fusion Capital pursuant to which Fusion Capital agreed to purchase on each trading day during the term of the agreement $10,000 of the Company's common stock up to an aggregate of $6.0 million. The $6.0 million of common stock is to be purchased over a 30-month period, subject to a six-month extension or earlier termination at the Company's discretion. The purchase price of the shares of common stock will be equal to a price based upon the future market price of the common stock without any fixed discount to the market price. Fusion Capital does not have the right or the obligation to purchase shares of the Company's common stock in the event that the price of its common stock is less than $0.05 per share.

The Company has authorized the sale and issuance of 20,000,000 shares of its common stock to Fusion Capital under the common stock purchase agreement. The Company filed a registration statement on Form SB-2 to register the underlying securities on May 15, 2003. The registration statement became effective on July 16, 2003.

Under the terms of the common stock purchase agreement, Fusion Capital received 1,678,022 shares of the Company's common stock as a commitment fee, valued at $151,022. The value of these shares has been recorded as stock offering fees. In addition, at such time as Fusion Capital has purchased $3,000,000 of the Company's common stock under the common stock purchase agreement, the Company will issue to Fusion Capital an additional 1,978,022 shares of common stock as an additional commitment fee. This commitment fee will be recorded when the contingencies are removed and the fee is earned. Unless an event of default occurs, these shares must be held by Fusion Capital until 30 months from the date of the common stock purchase agreement or the date the common stock purchase agreement is terminated. Under the common stock purchase agreement, on each trading day Fusion Capital is obligated to purchase a specified dollar amount of the Company's common stock. Subject to the Company's right to suspend these purchases at any time, and its right to terminate the agreement with Fusion Capital at any time Fusion Capital shall purchase on each trading day during the term of the agreement $10,000 of the Company's common stock. The Company may decrease this daily purchase amount at any time. The Company also has the right to increase the daily purchase amount at any time; provided however, it may not increase the daily purchase amount above $10,000 unless its stock price is above $.30 per share for five consecutive trading days.

In September and October 2003, Fusion Capital purchased 371,438 shares of the Company's common stock for $20,000 as part of this agreement. In addition, Fusion loaned the Company $30,000 during the year ended December 31, 2003 against future purchases of shares under the Stock Purchase Agreement.

During the three months ended March 31, 2004, Fusion Capital purchased 1,116,016 shares of the Company's common stock for $80,000 as part of this agreement, (see
Note 5).

NOTE 7 - SUBSEQUENT EVENTS

On April 28, 2004, the Company received $15,000 in payment on the outstanding balance of a stock subscription receivable. As of the date of this report the shares have not been issued (see Note 5).

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                                  BALANCE SHEET
                                   (UNAUDITED)
                               AS OF JUNE 30, 2004

                                     ASSETS

Cash & cash equivalents                                            $      8,896
                                                                   -------------
      Total current assets                                                8,896

Property and equipment, net of accumulated
      depreciation of $115,811                                            2,307
Other assets                                                              4,800
                                                                   -------------
      Total assets                                                 $     16,003
                                                                   =============

                     LIABILITIES AND STOCKHOLDERS' DEFICIT

Accounts payable                                                   $    317,802
Accrued expenses                                                          3,000
Loan payable                                                             40,000
Current portion of notes payable to related parties                     340,500
                                                                   -------------
      Total current liabilities                                         701,302

Notes payable to related parties                                        327,439
Accrued interest to related parties                                     371,698
Accrued officers and directors compensation                           2,077,423
                                                                   -------------
      Total liabilities                                               3,477,862

Commitments                                                                  --

Stockholders' deficit:
Preferred stock, $.001 par value; 2,000,000 shares
      authorized; none issued and outstanding                                --
Common stock, $.001 par value; 100,000,000 share
      authorized; 66,550,174 issued and outstanding                      66,550
Additional paid-in-capital                                           15,000,144
Accumulated deficit                                                 (18,382,565)
Stock offering costs                                                   (145,988)
                                                                   -------------
      Total stockholders' deficit                                    (3,461,859)
                                                                   -------------
      Total liabilities and stockholders' deficit                  $     16,003
                                                                   =============

              See accompanying notes to these financial statements.

                                        TECHNOLOGY VISIONS GROUP, INC.
                                         (A DEVELOPMENT-STAGE COMPANY)
                                           STATEMENTS OF OPERATIONS
                                                  (UNAUDITED)

                                                                                                              For the period
                                                                                                             from January 1,
                                               For the Three Month Periods      For the Six Month Periods    1995 (inception)
                                                     Ended June 30,                  Ended June 30,          through June 30,
                                                  2004            2003            2004            2003            2004
                                              -------------   -------------   -------------   -------------   -------------

Revenues                                      $         --    $         --    $         --    $         --    $         --

Costs and expenses:
      Research and development                          --              --              --              --         685,507
      General and administrative expenses           47,470         132,687          95,408         207,396       6,276,721
      Director's/Officer's compensation             75,000          75,000         150,000         150,000         996,000
      Compensatory element of stock options             --           1,956           5,290          17,156       2,285,506
      Loss from litigation settlement, net              --              --              --              --         526,350
      Impairment of property & equipment           223,064
      Impairment of patent                              --              --              --              --          55,477
                                              -------------   -------------   -------------   -------------   -------------
Operating loss                                    (122,470)       (209,643)       (250,698)       (374,552)    (11,048,625)

Other income and (expenses):
      Interest income                                   12               5              22              14           1,214
      Gain from reduction in debt                       --              --              --              --       1,354,330
      Interest expense                             (31,022)        (26,221)        (60,834)        (49,390)     (1,907,280)
      Other income                                     165              --             165              --         717,789
      Financing costs                                   --              --              --              --        (383,600)
      Debt conversion expense                           --              --              --              --        (155,343)
                                              -------------   -------------   -------------   -------------   -------------
Net loss                                      $   (153,315)   $   (235,859)   $   (311,345)   $   (423,928)   $(11,421,515)
                                              =============   =============   =============   =============   =============

Basic and dilutive net loss per share         $      (0.00)   $      (0.00)   $      (0.00)   $      (0.01)
                                              =============   =============   =============   =============

Weighted average number
      of shares outstanding                     65,956,767      63,309,572      65,502,507      62,170,706
                                              =============   =============   =============   =============

                             See accompanying notes to these financial statements.

                                                      2

                                   TECHNOLOGY VISIONS GROUP, INC.
                                    (A DEVELOPMENT-STAGE COMPANY)
                                STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                                         For the period
                                                                                         from January 1,
                                                           For the Six Month Periods    1995 (inception)
                                                                Ended June 30,          through June 30,
                                                             2004            2003             2004
                                                         -------------   -------------   -------------
Cash flows from operating activities:
      Net loss                                           $   (311,345)   $   (423,928)   $(11,421,515)
      Adjustments to reconcile net loss to net cash
          Used in operating activities:
      Depreciation and amortization                             1,602           2,235         158,601
      Amortization of deferred finance costs                       --              --         851,350
      Gain from reduction of debt                                  --              --      (1,354,330)
      Common stock issued for services rendered                    --          68,250         270,870
      Common stock issued for licensing agreement                  --              --          30,000
      Compensatory element of common stock and options          5,290          17,156       2,960,506
      Impairment of patent                                         --              --          55,477
      Impairment of property & equipment                           --              --         223,064
      Write-off shareholder loans                                  --              --        (200,466)
      Loss on litigation settlement                                --              --         526,350
      Loss on disposal of property & equipment                     --              --           4,377
      Notes issued in settlement of consulting fees                --              --         274,250
      Debt conversion expense                                      --              --         155,343
      Changes in operating assets and liabilities:
          Decrease (increase) in prepaid expenses                  --         (18,641)         24,471
          (Increase) in deposits                                   --              --          (3,412)
          Increase in accounts payable and
              accrued expenses                                181,404         182,876       3,721,387

                                                         -------------   -------------   -------------
      Net cash used in operating activities                  (123,049)       (172,052)     (3,723,677)
                                                         -------------   -------------   -------------
Cash flows from investing activities:
      Acquisition of property & equipment                        (644)         (1,032)       (248,519)
      Costs of licenses and patents                                --              --         (54,550)
                                                         -------------   -------------   -------------
      Net cash used in investing activities                      (644)         (1,032)       (303,069)
                                                         -------------   -------------   -------------
Cash flows from financing activities:
      Proceeds from sale of common stock                       45,000          25,000         861,743
      Proceeds from issuance of convertible debenture              --              --         375,000
      Proceeds from stock purchase agreement                   80,000         100,000
      Payments on debenture notes                                  --              --        (110,000)
      Notes payable, net                                        5,000         131,423       2,977,259
      Deferred finance charges                                     --              --        (175,350)
      Proceeds from exercise of stock options                      --              --           3,000
       Repayment of notes receivable from stockholders          6,360
      Repayment of notes due to stockholders                       --              --         (16,234)
                                                         -------------   -------------   -------------
      Net cash provided by financing activities               130,000         156,423       4,021,778
                                                         -------------   -------------   -------------
Net increase (decrease) in cash & cash equivalents              6,307         (15,629)         (4,968)
Cash & cash equivalents at beginning of period                  2,589          28,314          13,864
                                                         -------------   -------------   -------------
Cash & cash equivalents at end of period                 $      8,896    $     12,685    $      8,896
                                                         =============   =============   =============

                        See accompanying notes to these financial statements.

                                                 3

                              TECHNOLOGY VISIONS GROUP, INC.
                               (A DEVELOPMENT-STAGE COMPANY)
                           STATEMENTS OF CASH FLOWS - Continued
                                        (UNAUDITED)

                                                                                For the period
                                                               For the Six      from January 1,
                                                               Month Periods    1995 (inception)
                                                               Ended June 30,  through June 30,
                                                             2004       2003         2004
                                                            --------  ---------  -----------
SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
--------------------------------
      Interest                                              $   163   $    233   $  120,171
                                                            ========  =========  ===========
      Taxes                                                 $    --   $    857   $    6,676
                                                            ========  =========  ===========

Non-cash Financing Activities:
      Value of shares issued in connection
          with compensatory obligations                     $    --   $     --   $  919,400
                                                            ========  =========  ===========
      Value of stock issued for
          conversion of notes payable                       $    --   $     --   $2,054,653
                                                            ========  =========  ===========
      Accrued interest converted to common stock            $    --   $     --   $   53,473
                                                            ========  =========  ===========
      Value of shares paid to satisfy accounts payable      $    --   $     --   $   79,880
                                                            ========  =========  ===========
      Assets acquired through a capital lease               $    --   $     --   $    7,126
                                                            ========  =========  ===========
      Value of shares issued for consulting services        $    --   $ 68,250   $  624,160
                                                            ========  =========  ===========
      Value assigned to stock options issued for services   $ 5,290   $ 17,156   $   98,696
                                                            ========  =========  ===========
      Value of stock issued for licensing agreement         $    --   $     --   $   30,000
                                                            ========  =========  ===========
      Value of shares issued for settlement
          of convertible promissory  notes                  $    --   $     --   $  534,235
                                                            ========  =========  ===========
      Value of shares issued for settlement of litigation   $    --   $     --   $   51,250
                                                            ========  =========  ===========
      Value of stock issued in exchange for
          note receivable                                   $    --   $     --   $   17,294
                                                            ========  =========  ===========
      Value of shares issued to satisfy accrued expenses    $    --   $     --   $   53,500
                                                            ========  =========  ===========
      Value of shares issued as additional
          consideration for loan                            $    --   $     --   $   42,750
                                                            ========  =========  ===========
      Reduction of notes payable and accrued
          interest due to litigation                        $    --   $     --   $   60,000
                                                            ========  =========  ===========
      Satisfaction of notes receivable in
          exchange for services                             $    --   $     --   $    8,334
                                                            ========  =========  ===========
      Value of stock issued for stock offering costs        $    --   $151,022   $  151,022
                                                            ========  =========  ===========

                   See accompanying notes to these financial statements.

                                            4

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                            June 30, 2004 (Unaudited)

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

Technology Visions Group, Inc. (the "Company") was incorporated in the State of Delaware on April 29, 1985. In March 1995, the management resigned and new management commenced a new direction of the Company. For financial reporting purposes, inception is defined as January 1, 1995. Prior to December 22, 2000, the Company's name was Orbit Technologies, Inc. The Company's business plan focuses on applied research and development of new and innovative technologies, engineering ideas, methods, and processes that hold the potential to become commercially viable products or processes. Once a product or process receives commercial validation through an outside or third party, it is the Company's intention to either spin it off as a separate business entity, or license or sell to an affiliated or unaffiliated entity that, at that time, becomes responsible for the production, marketing and sales of such products or services. The Company's technologies are undergoing certain feasibility studies and/or actual field tests and evaluations in the area of the treatment and stabilization of buried low-level mixed radioactive waste. To date, the Company has not commercialized any of its technologies.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements
--------------------------------------

The interim financial data as of June 30, 2004, and for the six months ended June 30, 2004 and 2003 are unaudited; however, in the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company's financial position as of June 30, 2004, and the results of its operations and cash flows for the six months ended June 30, 2004 and 2003. These results are not necessarily indicative of the results expected for the year ending December 31, 2004. These financial statements and notes thereto do not reflect all disclosures necessary for preparation under accounting principles generally accepted in the United States. Refer to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

Going Concern
-------------

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. Prior to inception, the Company had losses accumulating to $6,961,050. The Company, since inception, has suffered losses accumulating to $11,421,515 through June 30, 2004. For the year ended December 31, 2003 and for the six months ended June 30, 2004, the Company incurred net losses of approximately $720,194 and $311,345, respectively, and as of June 30, 2004, had a stockholders' deficit and a working capital deficit of approximately $3,461,859 and $692,406, respectively. The Company is in arrears with certain of its payables and accrued liabilities. The Company requires additional funds to move into the marketing and commercialization of its technologies. No assurances can be given that the Company can manufacture its technologies on a large-scale basis or at a feasible cost. Further, no assurance can be given that any technology will receive market acceptance. The Company's ability to continue as a going concern is dependent upon obtaining the additional financing, restructuring and/or curing the defaults on its debt, and the successful marketing of its technologies. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management plans to explore additional sources of working capital including borrowings, sales of securities, joint ventures and licensing of technologies. In April 2003, the Company entered into a common stock purchase agreement with Fusion Capital Fund II, LLC ("Fusion Capital") in an effort to raise working capital (see Note 6). Management intends to use any funds raised to pursue the marketing and commercialization of its technologies. Management believes that the Company can raise adequate capital to keep the Company functioning at a minimum level of operation in the next fiscal year. Management is exploring ways to reduce its existing liabilities, including exchanging certain of its liabilities for shares of its common stock. There can be no assurance that management will be successful in its efforts to raise capital sufficient to fund its working capital requirements or to convert debts into common stock during the next twelve months. These financial statements do not include any adjustments relating to the recoverability of recorded asset amounts that might be necessary as a result of the above uncertainty.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                            June 30, 2004 (Unaudited)

Development-Stage Company
-------------------------

The Company is considered a development-stage company, with no operating revenues from the license and/or sale of commercially viable technologies during the periods presented, as defined by Statement of Financial Accounting Standards ("SFAS") No. 7. SFAS No. 7 requires companies to report their operations, shareholders deficit and cash flows since inception through the date that revenues are generated from management's intended operations, among other things. Management has defined inception as January 1, 1995, near the date management control was obtained. Since inception, the Company has incurred operating losses totaling approximately $11.4 million, much of which relates to stock-based compensation to officers, directors and consultants as a means to preserve working capital. The Company's working capital has been generated through the sales of common stock and debt. In addition, significant research and development costs to develop technologies have been expended since inception. Management has provided financial data since January 1, 1995 "Inception" in the financial statements, as a means to provide readers of the Company's financial information to make informed investment decisions.

The Company completed the initial and intermediate testing and evaluation of its GMENT technology at the Department of Energy ("DOE") Idaho Falls site with the receipt of Volume II of the "Final Results Report, In Situ Grout Technology for Application in Buried Transuranic Waste Sites," published in April 2003 by the Idaho National Engineering and Environmental ("INEEL"). Confirmation of the test results using surrogate waste is now being done using actual radioactive waste. Therefore, there have been no expenditures during the six months ended June 30, 2004 for research and development. The Company is moving into position to begin the marketing and commercialization phase of its development.

Use of Estimates
----------------

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties - Technologies
--------------------------------------

The Company's operations are subject to new innovations in product design and function. Significant technological changes can have an adverse effect on product lives. Design and development of new products are important elements to achieve profitability in this industry segment.

Shareholder Dilution
--------------------

The Company's management has relied on the issuance of its common stock to provide working capital and provide compensation to officers, directors and consultants. The trading price of the Company's common stock has declined over time. If the Company continues to rely on the issuance of common stock to retain key management and consultants, based on current per-share prices, the existing shareholders may be significantly diluted in the future.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                            June 30, 2004 (Unaudited)

Incremental Shares
------------------

Securities that could potentially dilute basic earnings per share ("EPS") in the future that were not included in the computation of diluted EPS because to do so would have been anti-dilutive as of June 30, 2004 consist of the following:

                                                             Number of Potential
                                                               Additional Common
                                                                 Shares
                                                              ------------

Notes payable to related parties                                8,915,132
Options to purchase common stock                                1,262,500
Accrued officers' and directors' compensation                  27,294,585
                                                              ------------
       Total incremental shares at June 30, 2004               37,472,217
                                                              ============

Equipment and Fixtures
----------------------

Equipment and fixtures are recorded at cost. Depreciation is provided using accelerated and straight-line methods over the estimated useful lives of the related assets as follows:

                        Description                           Years
                        -----------                           -----

                  Furniture and fixtures                        7
                  Computer hardware and software               3-5

Recent Accounting Pronouncements
--------------------------------

On May 15, 2003, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 150 (FAS 150), Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. FAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, FAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. FAS 150 affects an entity's classification of the following freestanding instruments: a) Mandatorily redeemable instruments b) Financial instruments to repurchase an entity's own equity instruments c) Financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (i) a fixed monetary amount known at inception or (ii) something other than changes in its own equity instruments d) FAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in FAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. For private companies, mandatorily redeemable financial instruments are subject to the provisions of FAS 150 for the fiscal period beginning after December 15, 2003. The adoption of SFAS No. 150 does not have a material impact on the Company's financial position or results of operations or cash flows.

In December 2003, the Financial Accounting Standards Board (FASB) issued a revised Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46R). FIN 46R addresses consolidation by business enterprises of variable interest entities and significantly changes the consolidation application of consolidation policies to variable interest entities and, thus improves comparability between enterprises engaged in similar activities when those activities are conducted through variable interest entities. The Company does not hold any variable interest entities

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                            June 30, 2004 (Unaudited)

Stock Based Compensation
------------------------

The Company has elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations in accounting for its employee stock options because the alternative fair value accounting provided under FASB Statement No. 123, Accounting for Stock-Based Compensation, ("SFAS 123") requires the use of option valuation models that were not developed for use in valuing employee stock options. As permitted, the Company adopted the disclosure alternative of SFAS 123 and SFAS 148, which require pro forma disclosure of net income and earnings per share as if the fair value method of accounting had been applied. Since the Company has no significant stock options outstanding, the pro forma financial data is not meaningful.

Under APB 25, when the exercise price of the Company's stock options equals or exceeds the fair value of the underlying stock on the date of grant, no compensation expense is recorded.

During the quarter ended March 31, 2004, the Company issued two of the officers options for a total of 200,000 shares of the Company's common stock as part of their employment agreements. The Company recorded an expense of $4,940 for these options. No stock options were granted under these agreements during the current quarters ended June 30, 2004 and 2003.

NOTE 3 - NOTES PAYABLE TO RELATED PARTIES

Notes payable to related parties consist of the following at June 30, 2004:

                                                                                      Accrued
                                                                                     Interest -
                    Notes                      Interest Rate   Principal Balance      Current
      -------------------------------------------------------------------------------------------

      Current Portion:
           Shareholders                         10% - 12%      $       340,500     $     257,485
                                                               ----------------    --------------
              Total                                                    340,500           257,485

      Long Term Portion:
           Officers                             8% - 10%               327,439           114,213
                                                               ----------------    --------------
              Total                                                    327,439           114,213

                                                               ----------------    --------------
      Total Notes Payable to related parties                   $       667,939     $     371,698
                                                               ================    ==============

Current - Shareholder:
----------------------

At June 30, 2004, the Company had an outstanding loan from a shareholder in the amount of $25,000. The note bears an interest rate of 10% per annum and was due on November 5, 1999. The note holder has the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. No principal or interest payments have been made during the current fiscal year. Accrued interest at June 30, 2004 was $13,125. The Company is in default on the note.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                            June 30, 2004 (Unaudited)

During the quarter ended March 31, 2004, the Company wrote-off notes payable - shareholders, of $35,000 and the related accrued interest of $16,625 and recorded the adjustment as an additional contribution by the shareholders increasing the "Additional Paid-in Capital" account by the total amount of $51,625.

On May 27, 1997, the Company entered into an installment loan agreement with an individual shareholder. As of December 31, 1998, the shareholder had advanced the Company $299,500 against the $300,000 loan agreement. The installment loan bears interest at 12% per annum and was due on May 27, 1999. The loan agreement provides for semi- annual interest payments of $17,920. The installment note is collateralized by the Company's rights, titles and patents, of the Company's technology known as "Polymer Encapsulation Technology." No principal or interest payments have been made during the current fiscal year. The Company is in default on the note.

At December 31, 2002, the Company had a loan outstanding from one individual in the amount of $6,000 received in 1999. There is no stated rate of interest.

In March 2003, the Company entered into a new agreement with a shareholder whereby the shareholder loaned the Company $10,000. The shareholder has the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price during the five day period prior to the date of conversion. This note matured on July 21, 2003. Accrued interest at June 30, 2004 was $1,200. The Company is in default on the note.

Long-term - Officers:
---------------------

At December 31, 2001, the two officers had loans outstanding totaling $112,341 to the Company. Each note bears interest of 10% per annum and is due one year from the issuance date. The notes principal and accrued interest are convertible into common stock at prices ranging from $0.13 to $0.32 per share. During the six months ended June 30, 2004, $5,000 was paid on one of these notes. At June 30, 2004, the total balance owing was $327,440 and the accrued interest was $114,212.

During the year ended December 31, 2002, the officers loaned an additional $65,000 in cash to the Company at 8% per annum. The officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. These notes matured on August 27, 2003. In addition, on June 10, 2002 one of the officers transferred 200,000 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.08 per share or $16,000. When the attorney sold the shares and reduced his bill, the shares were sold at less than the value previously recorded. The officer's loans were reduced accordingly by $2,256 to a net loan value of $13,744.

During the year ended December 31, 2003, the Company entered into seven new agreements with the officers, whereby the officers loaned a total of $88,000 to the Company at 8% per annum. In addition, the officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price during the five day period prior to the date of conversion. These notes matured between March 11, 2004 and June 23, 2004.

On February 21, 2003, two of the officers transferred a total of 135,667 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.11 per share or $14,923. On May 15, 2003, one of the officers transferred 300,000 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.145 per share or $43,500. These amounts were recorded as an additional loan made by the officers and applied to prepaid expenses. When the attorney sold the shares and reduced his bill, the shares were sold at less than the value previously recorded. The officer's loans were reduced accordingly by $33,812 to

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                            June 30, 2004 (Unaudited)

a net loan value of $24,611. On June 2, 2003, an officer transferred 100,000 shares of the Company's common stock privately owned by him to pay consulting fees to a non-related third-party. At the date of the transfer the shares had a market value of $0.15 per share or $15,000. On July 29, 2003, one of the officers transferred 300,000 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.11 per share or $33,000. These amounts were recorded as an additional loan made by the officers and applied to prepaid expenses. When the attorney sold the shares and reduced his bill, the shares were sold at less than the value previously recorded. The officer's loans were reduced accordingly by $20,157 to a net loan value of $12,843. On December 16, 2003, an officer transferred 10,000 shares of the Company's common stock privately owned by him to pay consulting fees to a non-related third-party. At the date of the transfer the shares had a market value of $0.09 per share or $900. The officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. These notes mature between February 21, 2004 and December 16, 2004.

During 2004, the officers entered into a standstill agreement with the Company in which they agreed to forebear any collection of the debts for a period of one year. This agreement with the officers has been extended to January 1, 2006. As such, all loans made by the officers have been classified as long-term notes payable.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

Employment and Consulting Agreements
------------------------------------

On January 1, 2002, the Company entered into two employment agreements with its current officers. The agreements provide for annual salaries aggregating to $300,000 and expired January 1, 2004. On January 1, 2004, the company entered into new two-year agreements with the officers on similar terms. In addition to the salaries, the agreements grant each officer 50,000 shares of Series A Convertible Preferred stock and 100,000 non-qualified stock options per year. The stock options are to purchase shares of the Company's common stock at an exercise price of $0.05 per share, vest immediately, and expire January 1, 2007. A total of 200,000 option shares were granted to the officers during the quarter ended March 31, 2004 and 2003 and $4,940 and $15,200 was recorded as additional compensation based on the difference between the market price and the exercise price at the date of grant.

For the six months ended June 30, 2004 and 2003, the expense recorded under the agreements amounted to $150,000 each. In April 2002, the Board of Directors approved accruing interest on all unpaid salary beginning with salaries accrued in the year ending December 31, 2001, at 8% per annum and going forward. Accrued officer's compensation unpaid at June 30, 2004 totaled $1,966,274, and accrued interest totaled $111,147. For the six months ended June 30, 2004 and 2003, interest expense was $26,815 and $17,249 respectively. The accrued compensation is convertible into common stock discounted 10% at $0.32 per share for compensation earned through 2000, and at $0.05, $0.12, and $0.07 per share in 2001, 2002 and 2003, respectively.

Consulting Agreement
--------------------

On September 30, 2003, the Company engaged The Janis Group ("Janis") to provide consulting and advisory services to assist with the implementation of the Company's business plan, specifically, to work with the Company to further its efforts in the commercialization of its proprietary waste management products. The initial fee for these services was $7,500, of this amount $3,750 was paid in the year ended December 31, 2003 and the remaining balance was paid during the quarter ended March 31, 2004. No new fees were incurred during the current fiscal quarter.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                            June 30, 2004 (Unaudited)

NOTE 5 - STOCKHOLDERS' DEFICIT

Common Stock Transactions during the Six Months Ended June 30, 2003
-------------------------------------------------------------------

In January 2003, the Company granted both officers an option to purchase 100,000 shares of the Company's common stock at an exercise price of $0.05 per share, as part of their employment agreement. These options were valued at $15,200, and were charged to officer's compensation during the three months ended March 31, 2003.

The Company entered into an agreement with an unrelated third party to provide investment funding for the Company (see Note 6). As part of the agreement, the Company issued 300,000 shares of its common stock for expense reimbursements of the investor. At the time of the grant, the shares were valued at $27,000 or $.09 per share, and were charged to operations during the three months ended March 31, 2003. In addition, the Company issued 1,678,022 shares of its common stock in April 2003 upon signing the agreement as a commitment fee. The market value at the date grant was $0.09 per share or $151,022, and was capitalized as a stock offering fee and reported as a reduction of the stockholders' deficit on the accompanying financial statements.

In February 2003, the Company entered into Business and Financial Services Agreement with Ascendiant Capital Group, LLC ("Ascendiant") for financial and business advice and consultation, and specifically, to arrange and assist in the negotiations for a $5 million line of credit. In connection with this agreement, Ascendiant was paid 375,000 shares of the Company's common stock under Rule 144 in April 2003 valued at $33,750. In addition, Ascendiant received an option for 62,500 of the Company's restricted common stock at an exercise price of $0.10 per share, with a one-year term, and a cashless exercise provision. The Company valued the options using the fair value method and recorded as a consulting fee in April 2003 of $1,956, based on the Black-Scholes option pricing model using the following assumptions:

         Risk-free interest rate                3.25%
         Expected life                          1 year
         Expected volatility                    38%
         Dividend yield                         0%

During the three months ended June 30, 2003, the Company issued 450,000 shares of common stock for proceeds of $25,000. The shares were sold at prices ranging between $0.04 and $0.075 per share per share in a private placement intended to be exempt from registration under section 4(2) and or Regulation D of the Securities Act of 1933. Shares are generally sold at a 20% discount to closing prices based on an average prior to the sale.

In April 2003, the Company issued 100,000 shares of its common stock to a consultant for marketing and public relations support. At the time of the grant, the shares were valued at $7,500 and were charged to operations during the three months ended June 30, 2003.

Common Stock Transactions during the Six Months Ended June 30, 2004
-------------------------------------------------------------------

In January 2004, the Company granted both officers an option to purchase 100,000 shares of the Company's common stock at an exercise price of $0.05 per share, as part of their employment agreement. These options were valued at $4,940 and were charged to officer's compensation during the three months ended March 31, 2004.

During the quarter ended March 31, 2004, the Company issued 1,116,016 shares of its common stock to Fusion Capital under the Stock Purchase Agreement (see Note
6) for proceeds of $80,000 ranging from $0.064 to $0.093 per share. The shares were issued under the Company's SB-2 registration that became effective on July 16, 2003.

In April 2004, the Company issued 1,000,000 shares of the Company's common stock for $45,000 or $0.045 per share in a private placement intended to be exempt from registration under section 4(2) and or Regulation D of the Securities Act of 1933. Shares are generally sold at a 20% discount to closing prices based on an average prior to the sale.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                            June 30, 2004 (Unaudited)

Stock Issuance Costs
--------------------

The Company capitalizes direct and incremental costs associated with raising cash from the issuance of equity capital, and such costs will be reported as a reduction to the proceeds received in the event the offering is successful. In the event the stock offering is unsuccessful, such costs will be expensed at the time known to management. Stock issuance costs are reported as a reduction of stockholders' deficit in the accompanying financial statements at June 30, 2004. During the quarter ended March 31, 2004, $4,037 was amortized due to the purchase of stock under the stock purchase agreement (See Note 6). As no stock was issued under this agreement during the quarter ended June 30, 2004, no additional amortization was taken. The balance at June 30, 2004 was $145,988.

Non-Qualified Stock Option Plan
-------------------------------

From time to time, the Company issues non-qualified stock options. These options are generally granted to consultants for past services and are granted to note holders in connection with financing agreements.

In 2000, the Company entered into a consulting agreement with an attorney. Under the terms of the agreement, the Company is to grant the attorney an option to purchase 50,000 common shares every six months in July and January. The options have an exercise price of 125% of the market price on the day of the grant and expire three years from the date of the grant. During the three months ended March 31, 2004, the Company granted the attorney the option to purchase 50,000 shares of the Company's common stock. The Company valued these options using the fair value method and recorded legal expense of $350 based on the Black-Scholes option pricing model with the following assumptions:

                  Risk-free interest rate           3.25%
                  Expected life                     3 years
                  Expected volatility               15%
                  Dividend yield                    0%

NOTE 6 - FUSION CAPITAL TRANSACTION

On April 22, 2003, the Company entered into a common stock purchase agreement with Fusion Capital pursuant to which Fusion Capital agreed to purchase on each trading day during the term of the agreement $10,000 of the Company's common stock up to an aggregate of $6.0 million. The $6.0 million of common stock is to be purchased over a 30-month period, subject to a six-month extension or earlier termination at the Company's discretion. The purchase price of the shares of common stock will be equal to a price based upon the future market price of the common stock without any fixed discount to the market price. Fusion Capital does not have the right or the obligation to purchase shares of the Company's common stock in the event that the price of its common stock is less than $0.05 per share.

The Company has authorized the sale and issuance of 20,000,000 shares of its common stock to Fusion Capital under the common stock purchase agreement. The Company filed a registration statement on Form SB-2 to register the underlying securities on May 15, 2003. The registration statement became effective on July 16, 2003.

Under the terms of the common stock purchase agreement, Fusion Capital received 1,678,022 shares of the Company's common stock as a commitment fee, valued at $151,022. The value of these shares has been recorded as stock offering fees. In addition, at such time as Fusion Capital has purchased $3,000,000 of the Company's common stock under the common stock purchase agreement, the Company will issue to Fusion Capital an additional 1,978,022 shares of common stock as an additional commitment fee. This commitment fee will be recorded when the

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                            June 30, 2004 (Unaudited)

contingencies are removed and the fee is earned. Unless an event of default occurs, these shares must be held by Fusion Capital until 30 months from the date of the common stock purchase agreement or the date the common stock purchase agreement is terminated. Under the common stock purchase agreement, on each trading day Fusion Capital is obligated to purchase a specified dollar amount of the Company's common stock. Subject to the Company's right to suspend these purchases at any time, and its right to terminate the agreement with Fusion Capital at any time Fusion Capital shall purchase on each trading day during the term of the agreement $10,000 of the Company's common stock. The Company may decrease this daily purchase amount at any time. The Company also has the right to increase the daily purchase amount at any time; provided however, it may not increase the daily purchase amount above $10,000 unless its stock price is above $.30 per share for five consecutive trading days.

In September and October 2003, Fusion Capital purchased 371,438 shares of the Company's common stock for $20,000 as part of this agreement. In addition, Fusion loaned the Company $30,000 during the year ended December 31, 2003 and an additional $10,000 during the quarter ended June 30, 2004, for a total of $40,000 against future purchases of shares under the Stock Purchase Agreement.

During the three months ended March 31, 2004, Fusion Capital purchased 1,116,016 shares of the Company's common stock for $80,000 as part of this agreement, (see
Note 5). No shares were issued to Fusion Capital during the quarter ended June 30, 2004.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                                  BALANCE SHEET
                                   (UNAUDITED)
                            AS OF SEPTEMBER 30, 2004

                                     ASSETS

Cash and cash equivalents                                          $      3,636
                                                                   -------------
      Total current assets                                                3,636

Property and equipment, net of accumulated depreciation
      of $116,628                                                         1,491
Other assets                                                              6,401
                                                                   -------------
      Total assets                                                 $     11,528
                                                                   =============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Accounts payable                                                   $    327,678
Accrued expenses                                                          3,000
Loan advance                                                             60,000
Current portion of notes payable to related parties                     340,500
                                                                   -------------
      Total current liabilities                                         731,178

Notes payable to related parties                                        327,439
Accrued interest to related parties                                     388,593
Accrued officers and directors compensation                           2,166,416
                                                                   -------------
      Total liabilities                                               3,613,626

Commitments                                                                  --

Stockholders' deficit:
Preferred stock, $.001 par value; 2,000,000 shares authorized;
      none issued and outstanding                                            --
Common stock, $.001 par value; 100,000,000 share authorized;
      66,775,366 issued and outstanding                                  66,775
Additional paid-in-capital                                           15,011,245
Accumulated deficit                                                 (18,534,634)
Stock offering costs                                                   (145,484)
                                                                   -------------
      Total stockholders' deficit                                    (3,602,098)
                                                                   -------------
      Total liabilities and stockholders' deficit                  $     11,528
                                                                   =============

              See accompanying notes to these financial statements.


                                                  TECHNOLOGY VISIONS GROUP, INC.
                                                   (A DEVELOPMENT-STAGE COMPANY)
                                                     STATEMENTS OF OPERATIONS
                                                            (UNAUDITED)

                                                                                                                 For the period
                                                                                                                   of Inception,
                                                                                                                  from January 1,
                                                     For the Three Months             For the Nine Months          1995 through
                                                      Ended September 30,              Ended September 30,           Sept. 30,
                                                   2004              2003            2004              2003             2004
                                               -------------    -------------    -------------    -------------    -------------
Revenues                                       $         --     $         --     $         --     $         --     $         --

Costs and expenses:
      Research and development                           --               --               --               --          685,507
      General and administrative expenses            40,905           44,637          136,313          454,533        6,367,626
      Directors compensation                         75,000           75,000          225,000           22,500        1,071,000
      Compensatory element of stock options              --               --            5,290           17,156        2,285,506
      Loss from litigation settlement, net               --               --               --               --          476,350
      Impairment of fixed assets                         --               --               --               --          223,064
      Impairment of patent                               --               --               --               --           55,477
                                               -------------    -------------    -------------    -------------    -------------
Operating loss                                     (115,905)        (119,637)        (366,603)        (494,189)     (11,164,530)

Other income and (expenses):
      Interest income                                     2                5               24               19            1,216
      Gain from reduction in debt                        --               --               --               --        1,354,330
      Interest expense                              (36,495)         (31,226)         (97,329)         (80,616)      (1,943,776)
      Other income                                      330              485              495              485          718,119
      Financing costs                                    --               --               --               --         (383,600)
      Debt conversion expense                            --               --               --               --         (155,343)
                                               -------------    -------------    -------------    -------------    -------------
Net loss                                       $   (152,068)    $   (150,373)    $   (463,413)    $   (574,301)     (11,573,584)
                                               =============    =============    =============    =============    =============

Basic and dilutive net loss per share          $      (0.00)    $      (0.00)    $      (0.01)    $      (0.01)
                                               =============    =============    =============    =============

Weighted average number
      of shares outstanding                      66,688,029       63,931,173       65,900,566       62,763,977
                                               =============    =============    =============    =============

                                       See accompanying notes to these financial statements.

                                             TECHNOLOGY VISIONS GROUP, INC.
                                              (A DEVELOPMENT-STAGE COMPANY)
                                          STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                                               For the period
                                                                                               of Inception,
                                                                                               from January 1,
                                                                  For the Nine Months           1995 through
                                                                  Ended September 30,            Sept. 30,
                                                                 2004            2003               2003
                                                             -------------    -------------    -------------
Cash flows from operating activities:
      Net loss                                               $   (463,413)    $   (574,301)    $(11,573,584)
      Adjustments to reconcile net loss to net cash
          Used in operating activities:
      Depreciation and amortization                                 2,419            3,393          159,418
      Amortization of deferred finance costs                           --               --          851,350
      Gain from reduction of debt                                      --               --       (1,429,701)
      Common stock issued for services rendered                        --           68,250          270,870
      Common stock issued for licensing agreement                      --               --           30,000
      Compensatory element of common stock and options              5,290           17,156        2,960,506
      Impairment of patent                                             --               --           55,477
      Impairment of fixed assets                                       --               --          223,064
      Write-off shareholder loans                                      --               --         (200,466)
      Loss on litigation settlement                                    --               --          526,350
      Loss on disposal of fixed assets                                 --               --            4,377
      Notes issued in settlement of consulting fees                    --               --          274,250
      Debt conversion expense                                          --               --          155,343
      Changes in operating assets and liabilities:
          Decrease (increase) in accounts receivable                   --               --               --
          Decrease (increase) in prepaid expenses                      --          (44,007)          24,471
          (Increase) in deposits                                   (1,601)              --           (5,013)
          Increase in accounts payable and
              accrued expenses                                    298,996          291,065        3,914,351
                                                             -------------    -------------    -------------
      Net cash used in operating activities                      (158,309)        (238,444)      (3,758,937)
CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of fixed assets                                      (644)          (1,032)        (248,519)
      Costs of licenses and patents                                    --               --          (54,550)
                                                             -------------    -------------    -------------
      Net cash used in investing activities                          (644)          (1,032)        (303,069)
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from sale of common stock                           45,000           35,000          861,743
      Proceeds from issuance of convertible debenture                  --               --          375,000
      Proceeds from stock purchase agreement                       90,000           10,000          110,000
      Payments on debenture notes                                      --               --         (110,000)
      Notes payable, net                                           25,000          184,423        2,997,259
      Deferred finance charges                                         --               --         (175,350)
      Proceeds from exercise of stock options                          --               --            3,000
      Repayment of notes due to stockholders                                                        (16,234)
      Repayment of notes receivable from stockholders                  --               --            6,360
                                                             -------------    -------------    -------------
      Net cash provided by (used in) financing activities         160,000          229,423        4,051,778
NET INCREASE (DECREASE) IN CASH                                     1,047          (10,053)         (10,228)
CASH AT BEGINNING OF PERIOD                                         2,589           28,314           13,864
                                                             -------------    -------------    -------------
CASH AT END OF PERIOD                                        $      3,636     $     18,261     $      3,636
                                                             =============    =============    =============

                                  See accompanying notes to these financial statements.


                                         TECHNOLOGY VISIONS GROUP, INC.
                                          (A DEVELOPMENT-STAGE COMPANY)
                                      STATEMENTS OF CASH FLOWS - Continued
                                                   (UNAUDITED)

                                                                                               Inception,
                                                                                             from January 1,
                                                                   For the Nine Months        1995 through
                                                                   Ended September 30,          Sept. 30,
                                                                   2004           2003             2004
                                                               -----------     -----------     -----------
 SUPPLEMENTAL DISCLOSURES:
 Cash paid during the period for:
 --------------------------------
       Interest                                                $      283      $      383      $  120,228
                                                               ===========     ===========     ===========
       Taxes                                                   $      800      $      857      $    7,476
                                                               ===========     ===========     ===========

Non-cash Financing Activities:
      Value of shares issued in connection
          with compensatory obligations                        $       --      $       --      $  919,400
                                                               ===========     ===========     ===========
      Value of stock issued for
          conversion of notes payable                          $       --      $       --      $2,054,653
                                                               ===========     ===========     ===========
      Accrued interest converted to common stock               $       --      $       --      $   53,473
                                                               ===========     ===========     ===========
      Value of shares paid to satisfy accounts payable         $    1,830      $    1,842      $   81,710
                                                               ===========     ===========     ===========
      Assets acquired through a capital lease                  $       --      $       --      $    7,126
                                                               ===========     ===========     ===========
      Value of shares issued for consulting services           $       --      $   68,250      $  624,160
                                                               ===========     ===========     ===========
      Value assigned to stock options issued for services      $    5,290      $   17,156      $   98,696
                                                               ===========     ===========     ===========
      Value of stock issued for licensing agreement            $       --      $       --      $   30,000
                                                               ===========     ===========     ===========
      Value of shares issued for settlement
          of convertible promissory  notes                     $       --      $       --      $  534,235
                                                               ===========     ===========     ===========
      Value of shares issued for settlement of litigation      $       --      $       --      $   51,250
                                                               ===========     ===========     ===========
      Value of stock issued in exchange for                    $       --      $       --      $   17,294
                                                               ===========     ===========     ===========
          note receivable
      Value of shares issued to satisfy accrued expenses       $       --      $       --      $   53,500
                                                               ===========     ===========     ===========
      Value of shares issued as additional
          consideration for loan                               $       --      $       --      $   42,750
                                                               ===========     ===========     ===========
      Reduction of notes payable and accrued
          interest due to litigation                           $       --      $       --      $   60,000
                                                               ===========     ===========     ===========
      Satisfaction of notes receivable in
          exchange for services                                $       --      $       --      $    8,334
                                                               ===========     ===========     ===========
      Value of stock issued for stock offering costs           $       --      $  151,022      $  151,022
                                                               ===========     ===========     ===========

                                  See accompanying notes to these financial statements.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                         September 30, 2004 (Unaudited)

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

Technology Visions Group, Inc. (the "Company") was incorporated in the State of Delaware on April 29, 1985. In March 1995, the management resigned and new management commenced a new direction of the Company. For financial reporting purposes, inception is defined as January 1, 1995. Prior to December 22, 2000, the Company's name was Orbit Technologies, Inc. The Company's business plan focuses on applied research and development of new and innovative technologies, engineering ideas, methods, and processes that hold the potential to become commercially viable products or processes. Once a product or process receives commercial validation through an outside or third party, it is the Company's intention to either spin it off as a separate business entity, or license or sell to an affiliated or unaffiliated entity that, at that time, becomes responsible for the production, marketing and sales of such products or services. The Company's technologies are undergoing certain feasibility studies and/or actual field tests and evaluations in the area of the treatment and stabilization of buried low-level mixed radioactive waste. To date, the Company has not commercialized any of its technologies.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements
--------------------------------------

The interim financial data as of September 30, 2004, and for the nine months ended September 30, 2004 and 2003 are unaudited; however, in the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company's financial position as of September 30, 2004, and the results of its operations for the nine months and cash flows for the nine months ended September 30, 2004 and 2003. These results are not necessarily indicative of the results expected for the year ending December 31, 2004. These financial statements and notes thereto do not reflect all disclosures necessary for preparation under accounting principles generally accepted in the United States. Refer to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

Going Concern
-------------

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. Prior to inception, the Company had losses accumulating to $6,961,050. The Company, since inception, has suffered losses accumulating to $11,573,584 through September 30, 2004. For the year ended December 31, 2003 and for the nine months ended September 30, 2004, the Company incurred net losses of approximately $720,194 and $463,413, respectively, and as of September 30, 2004, had a stockholders' deficit and a working capital deficit of approximately $3,602,098 and $727,542, respectively. The Company is in arrears with certain of its payables and accrued liabilities. The Company requires additional funds to move into the marketing and commercialization of its technologies. No assurances can be given that the Company can manufacture its technologies on a large-scale basis or at a feasible cost. Further, no assurance can be given that any technology will receive market acceptance. The Company's ability to continue as a going concern is dependent upon obtaining the additional financing, restructuring and/or curing the defaults on its debt, and the successful marketing of its technologies. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management plans to explore additional sources of working capital including borrowings, sales of securities, joint ventures and licensing of technologies. In April 2003, the Company entered into a common stock purchase agreement with Fusion Capital Fund II, LLC ("Fusion Capital") in an effort to raise working capital (see Note 6). Management intends to use any funds raised to pursue the marketing and commercialization of its technologies. Management believes that the Company can raise adequate capital to keep the Company functioning at a minimum level of operation in the next fiscal year. Management is exploring ways to reduce its existing liabilities, including exchanging certain of its liabilities for shares of its common stock. There can be no assurance that management will be successful in its efforts to raise capital sufficient to fund its working capital requirements or to convert debts into common stock during the next twelve months. These financial statements do not include any adjustments relating to the recoverability of recorded asset amounts that might be necessary as a result of the above uncertainty.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                         September 30, 2004 (Unaudited)

Development-Stage Company
-------------------------

The Company is considered a development-stage company, with no operating revenues from the license and/or sale of commercially viable technologies during the periods presented, as defined by Statement of Financial Accounting Standards ("SFAS") No. 7. SFAS No. 7 requires companies to report their operations, shareholders deficit and cash flows since inception through the date that revenues are generated from management's intended operations, among other things. Management has defined inception as January 1, 1995, near the date management control was obtained. Since inception, the Company has incurred operating losses totaling approximately $11.4 million, much of which relates to stock-based compensation to officers, directors and consultants as a means to preserve working capital. The Company's working capital has been generated through the sales of common stock and debt. In addition, significant research and development costs to develop technologies have been expended since inception. Management has provided financial data since January 1, 1995 "Inception" in the financial statements, as a means to provide readers of the Company's financial information to make informed investment decisions.

The Company completed the initial and intermediate testing and evaluation of its GMENT technology at the Department of Energy ("DOE") Idaho Falls site with the receipt of Volume II of the "Final Results Report, In Situ Grout Technology for Application in Buried Transuranic Waste Sites," published in April 2003 by the Idaho National Engineering and Environmental ("INEEL"). Confirmation of the test results using surrogate waste is now being done using actual radioactive waste. Therefore, there have been no expenditures during the nine months ended September 30, 2004 for research and development. The Company is moving into position to begin the marketing and commercialization phase of its development.

Use of Estimates
----------------

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties - Technologies
--------------------------------------

The Company's operations are subject to new innovations in product design and function. Significant technological changes can have an adverse effect on product lives. Design and development of new products are important elements to achieve profitability in this industry segment.

Shareholder Dilution
--------------------

The Company's management has relied on the issuance of its common stock to provide working capital and provide compensation to officers, directors and consultants. The trading price of the Company's common stock has declined over time. If the Company continues to rely on the issuance of common stock to retain key management and consultants, based on current per-share prices, the existing shareholders may be significantly diluted in the future.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                         September 30, 2004 (Unaudited)

Incremental Shares

Securities that could potentially dilute basic earnings per share ("EPS") in the future that were not included in the computation of diluted EPS because to do so would have been anti-dilutive as of September 30, 2004 consist of the following:

                                                             Number of Potential
                                                              Additional Common
                                                                    Shares
                                                             -------------------

Notes payable to related parties                                     10,985,882
Options to purchase common stock                                      1,312,500
Accrued officers' and directors' compensation                        32,540,934
                                                             -------------------
       Total incremental shares at September 30, 2004                44,839,316
                                                             ===================

Equipment and Fixtures
----------------------

Equipment and fixtures are recorded at cost. Depreciation is provided using accelerated and straight-line methods over the estimated useful lives of the related assets as follows:

                Description                                 Years
                -----------                                 -----

                Furniture and fixtures                        7
                Computer hardware and software               3-5

Recent Accounting Pronouncements
--------------------------------

On May 15, 2003, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 150 (FAS 150), Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. FAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, FAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. FAS 150 affects an entity's classification of the following freestanding instruments: a) Mandatorily redeemable instruments b) Financial instruments to repurchase an entity's own equity instruments c) Financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (i) a fixed monetary amount known at inception or (ii) something other than changes in its own equity instruments d) FAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in FAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. For private companies, mandatorily redeemable financial instruments are subject to the provisions of FAS 150 for the fiscal period beginning after December 15, 2003. The adoption of SFAS No. 150 does not have a material impact on the Company's financial position or results of operations or cash flows.

In December 2003, the Financial Accounting Standards Board (FASB) issued a revised Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46R). FIN 46R addresses consolidation by business enterprises of variable interest entities and significantly changes the consolidation application of consolidation policies to variable interest entities and, thus improves comparability between enterprises engaged in similar activities when those activities are conducted through variable interest entities. The Company does not hold any variable interest entities.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                         September 30, 2004 (Unaudited)

In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." The EITF reached a consensus about the criteria that should be used to determine when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss and how that criteria should be applied to investments accounted for under SFAS No. 115, "ACCOUNTING IN CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES." EITF 03-01 also included accounting considerations subsequent to the recognition of other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Additionally, EITF 03-01 includes new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the Financial Accounting Standards Board (FASB) delayed the accounting provisions of EITF 03-01; however, the disclosure requirements remain effective for annual reports ending after June 15, 2004. The Company will evaluate the impact of EITF 03-01 once final guidance is issued.

In April of 2004, the EITF reached consensus on the guidance provided in EITF Issue No. 03-6, "Participating Securities and the Two-Class Method under SFAS No. 128 Earnings Per Share" ("EITF 03-6"). EITF 03-6 clarifies whether a security should be considered a "participating security" for purposes of computing earnings per share ("EPS") and how earnings should be allocated to a "participating security" when using the two-class method for computing basic EPS. The adoption of EITF 03-6 does not have a significant impact on the Company's financial position or results of operations.

 In May of 2004, the FASB revised FASB Staff Position ("FSP") No. 106-1, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" and issued FSP No. 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" ("FSP No. 106-2"). FSP 106-2 provides accounting guidance to the employers who sponsor post retirement health care plans that provide prescription drug benefits; and the prescription drug benefit provided by the employer is "actuarially equivalent" to Medicare Part D and hence qualifies for the subsidy under the Medicare amendment act. The adoption of FSP 106-2 does not have a significant impact on the Company's financial position or results of operations.

SEC Staff Accounting Bulletin (SAB) No. 105, "APPLICATION OF ACCOUNTING PRINCIPLES TO LOAN COMMITMENTS," summarizes the views of the staff of the SEC regarding the application of generally accepted accounting principles to loan commitments accounted for as derivative instruments. SAB No.105 provides that the fair value of recorded loan commitments that are accounted for as derivatives under SFAS No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," should not incorporate the expected future cash flows related to the associated servicing of the future loan. In addition, SAB No. 105 requires registrants to disclose their accounting policy for loan commitments. The provisions of SAB No. 105 must be applied to loan commitments accounted for as derivatives that are entered into after March 31, 2004. The adoption of this accounting standard does not have a material impact on the Company's financial statements.

Stock Based Compensation
------------------------

The Company has elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations in accounting for its employee stock options because the alternative fair value accounting provided under FASB Statement No. 123, Accounting for Stock-Based Compensation, ("SFAS 123") requires the use of option valuation models that were not developed for use in valuing employee stock options. As permitted, the Company adopted the disclosure alternative of SFAS 123 and SFAS 148, which require pro forma disclosure of net income and earnings per share as if the fair value method of accounting had been applied. Since the Company has no significant stock options outstanding, the pro forma financial data is not meaningful.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                         September 30, 2004 (Unaudited)

Under APB 25, when the exercise price of the Company's stock options equals or exceeds the fair value of the underlying stock on the date of grant, no compensation expense is recorded.

During the quarter ended March 31, 2004, the Company issued two of the officer's options for a total of 200,000 shares of the Company's common stock as part of their employment agreements. The Company recorded an expense of $4,940 for these options. No stock options were granted under these agreements during the current quarters ended September 30, 2004 and 2003.

NOTE 3 - NOTES PAYABLE TO RELATED PARTIES

Notes payable to related parties consist of the following at September 30, 2004:

                  Notes                    Interest Rate        Principal Balance   Accrued Interest
----------------------------------------------------------------------------------------------------
Current Portion:
     Shareholders                            10% - 12%        $         340,500    $        267,295
                                                              ------------------   -----------------
        Total                                                           340,500             267,295

Long Term Portion:
     Officers                                8% - 10%                   327,440             121,297
                                                              ------------------   -----------------
        Total                                                           327,440             121,297

                                                              ------------------   -----------------
Total Notes Payable to related parties                        $         667,940    $        388,592
                                                              ==================   =================

Current - Shareholder:
----------------------

At September 30, 2004, the Company had an outstanding loan from a shareholder in the amount of $25,000. The note bears an interest rate of 10% per annum and was due on November 5, 1999. The note holder has the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. No principal or interest payments have been made during the current fiscal year. Accrued interest at September 30, 2004 was $13,750. The Company is in default on the note.

During the quarter ended March 31, 2004, the Company wrote-off notes payable - shareholders, of $35,000 and the related accrued interest of $16,625 and recorded the adjustment as an additional contribution by the shareholders increasing the "Additional Paid-in Capital" account the total amount of $51,625.

On May 27, 1997, the Company entered into an installment loan agreement with an individual shareholder. As of December 31, 1998, the shareholder had advanced the Company $299,500 against the $300,000 loan agreement. The installment loan bears interest at 12% per annum and was due on May 27, 1999. The loan agreement provides for semi- annual interest payments of $17,920. The installment note is collateralized by the Company's rights, titles and patents, of the Company's technology known as "Polymer Encapsulation Technology." No principal or interest payments have been made during the current fiscal year. Accrued interest at September 30, 2004 was $252,145. The Company is in default on the note.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                         September 30, 2004 (Unaudited)

At December 31, 2002, the Company had a loan outstanding from one individual in the amount of $6,000 received in 1999. There is no stated rate of interest.

In March 2003, the Company entered into a new agreement with a shareholder whereby the shareholder loaned the Company $10,000. The shareholder has the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price during the five day period prior to the date of conversion. This note matured on July 21, 2003. Accrued interest at September 30, 2004 was $1,400. The Company is in default on the note.

Long-term - Officers:
---------------------

At December 31, 2001, the two officers had loans outstanding totaling $112,341 to the Company. Each note bears interest of 10% per annum and is due one year from the issuance date. The notes principal and accrued interest are convertible into common stock at prices ranging from $0.13 to $0.32 per share. During the nine months ended September 30, 2004, $5,000 was paid on one of these notes. At September 30, 2004, the total balance owing on all notes to officers was $327,440 and the accrued interest was $121,297.

During the year ended December 31, 2002, the officers loaned an additional $65,000 in cash to the Company at 8% per annum. The officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. These notes matured on August 27, 2003. In addition, on June 10, 2002 one of the officers transferred 200,000 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.08 per share or $16,000. When the attorney sold the shares and reduced his bill, the shares were sold at less than the value previously recorded. The officer's loans were reduced accordingly by $2,256 to a net loan value of $13,744.

During the year ended December 31, 2003, the Company entered into seven new agreements with the officers, whereby the officers loaned a total of $88,000 to the Company at 8% per annum. In addition, the officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price during the five day period prior to the date of conversion. These notes matured between March 11, 2004 and June 23, 2004.

On February 21, 2003, two of the officers transferred a total of 135,667 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.11 per share or $14,923. On May 15, 2003, one of the officers transferred 300,000 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.145 per share or $43,500. These amounts were recorded as an additional loan made by the officers and applied to prepaid expenses. When the attorney sold the shares and reduced his bill, the shares were sold at less than the value previously recorded. The officer's loans were reduced accordingly by $33,812 to a net loan value of $24,611. On June 2, 2003, an officer transferred 100,000 shares of the Company's common stock privately owned by him to pay consulting fees to a non-related third-party. At the date of the transfer the shares had a market value of $0.15 per share or $15,000. On July 29, 2003, one of the officers transferred 300,000 shares of the Company's common stock privately owned by them to pay the retainer for legal fees. At the date of the transfer the shares had a market value of $0.11 per share or $33,000. These amounts were recorded as an additional loan made by the officers and applied to prepaid expenses. When the attorney sold the shares and reduced his bill, the shares were sold at less than the value previously recorded. The officer's loans were reduced accordingly by $20,157 to a net loan value of $12,843. On December 16, 2003, an officer transferred 10,000 shares of the Company's common stock privately owned by him to pay consulting fees to a non-related third-party. At the date of the transfer the shares had a market value of $0.09 per share or $900. The officers have the right to convert the unpaid principal and/or accrued interest at the price per share discounted by 20% of the average bid and ask price five days prior to the date of conversion. These notes mature between February 21, 2004 and December 16, 2004.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                         September 30, 2004 (Unaudited)

During 2000, the officers entered into a standstill agreement with the Company in which they agreed to forebear any collection of the debts for a period of one year. The agreements with the officers have been extended to January 1, 2006. As such, all loans made by the officers have been classified as long-term notes payable.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

Employment and Consulting Agreements
------------------------------------

On January 1, 2002, the Company entered into two employment agreements with its current officers. The agreements provide for annual salaries aggregating to $300,000, expire January 1, 2004, and provide for automatic annual renewals. On January 1, 2004, the agreements were renewed for another year. In addition to the salaries, the agreements grant each officer 50,000 shares of Series A Convertible Preferred stock and 100,000 non-qualified stock options per year. The stock options are to purchase shares of the Company's common stock at an exercise price of $0.05 per share, vest immediately, and expire January 1, 2007 and 2008. A total of 200,000 option shares were granted to the officers during the quarter ended March 31, 2004 and 2003 and $4,940 and $15,200 was recorded as additional compensation based on the difference between the market price and the exercise price at the date of grant.

For the nine months ended September 30, 2004 and 2003, the expense recorded under the agreements amounted to $150,000 each. In April 2002, the Board of Directors approved accruing interest on all unpaid salary beginning with salaries accrued in the year ending December 31, 2001, at 8% per annum and going forward. Accrued officer's compensation unpaid at September 30, 2004 totaled $1,966,274, and accrued interest totaled $111,147. For the nine months ended September 30, 2004 and 2003, interest expense was $26,815 and $17,249 respectively. The accrued compensation is convertible into common stock discounted 10% at $0.32 per share for compensation earned through 2000, and at $0.05, $0.12, and $0.07 per share in 2001, 2002 and 2003, respectively. During 2002, the officers entered into a standstill agreement with the Company in which they agreed to forebear any collection of this debt through January 1, 2005.

Consulting Agreement
--------------------

On September 30, 2003, the Company engaged The Janis Group ("Janis") to provide consulting and advisory services to assist with the implementation of the Company's business plan, specifically, to work with the Company to further its efforts in the commercialization of its proprietary waste management products. The initial fee for these services was $7,500, of this amount $3,750 was paid in the year ended December 31, 2003 and the remaining balance was paid during the quarter ended March 31, 2004. No new fees were incurred during the current fiscal quarter.

In August 2004, the Company engaged Longenecker & Associates, Inc. ("L&A") to provide consulting services and advice to the Company on the introduction of its products to DOE and other government and commercial markets. The agreement calls for the Company to pay L&A $5,000 per quarter plus a 2% commission on the gross amount of any sales made by or as a result of contacts made by L&A. During the quarter ended September 30, 2004 the fee was prorated and the Company paid $3,300 to L&A for their services.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                         September 30, 2004 (Unaudited)

NOTE 5 - STOCKHOLDERS' DEFICIT

Common Stock Transactions during the Nine Months Ended September 30, 2003
-------------------------------------------------------------------------

In January 2003, the Company granted both officers an option to purchase 100,000 shares of the Company's common stock at an exercise price of $0.05 per share, as part of their employment agreement. These options were valued at $15,200, and were charged to officer's compensation during the three months ended March 31, 2003.

The Company entered into an agreement with an unrelated third party to provide investment funding for the Company (see Note 6). As part of the agreement, the Company issued 300,000 shares of its common stock for expense reimbursements of the investor. At the time of the grant, the shares were valued at $27,000 or $.09 per share, and were charged to operations during the three months ended March 31, 2003. In addition, the Company issued 1,678,022 shares of its common stock in April 2003 upon signing the agreement as a commitment fee. The market value at the date grant was $0.09 per share or $151,022, and was capitalized as a stock offering fee and reported as a reduction of the stockholders' deficit on the accompanying financial statements.

In February 2003, the Company entered into Business and Financial Services Agreement with Ascendiant Capital Group, LLC ("Ascendiant") for financial and business advice and consultation, and specifically, to arrange and assist in the negotiations for a $5 million line of credit. In connection with this agreement, Ascendiant was paid 375,000 shares of the Company's common stock under Rule 144 in April 2003 valued at $33,750. In addition, Ascendiant received an option for 62,500 of the Company's restricted common stock at an exercise price of $0.10 per share, with a one-year term, and a cashless exercise provision. The Company valued the options using the fair value method and recorded as a consulting fee in April 2003 of $1,956, based on the Black-Scholes option pricing model using the following assumptions:

         Risk-free interest rate                     3.25%
         Expected life                               1 year
         Expected volatility                         38%
         Dividend yield                              0%

During the nine months ended September 30, 2003, the Company issued 603,846 shares of common stock for proceeds of $35,000. The shares were sold at prices ranging between $0.04 and $0.075 per share per share in a private placement intended to be exempt from registration under section 4(2) and or Regulation D of the Securities Act of 1933. Shares are generally sold at a 20% discount to closing prices based on an average prior to the sale.

In April 2003, the Company issued 100,000 shares of its common stock to a consultant for marketing and public relations support. At the time of the grant, the shares were valued at $7,500 and were charged to operations during the three months ended September 30, 2003.

In September 2003, the Company issued 20,000 shares of its common stock to a consultant for payment of accrued expenses. At the time of the grant, the shares were valued at $1,842 and were charged against accounts payable.

In September 2003, the Company issued 171,438 shares of its common stock to Fusion Capital under the Stock Purchase Agreement (see Note 8) for proceeds of $10,000 or $0.058 per share. The shares were issued under the Company's SB-2 registration that became effective on July 16, 2003.

Common Stock Transactions during the Nine Months Ended September 30, 2004
-------------------------------------------------------------------------

In January 2004, the Company granted both officers an option to purchase 100,000 shares of the Company's common stock at an exercise price of $0.05 per share, as part of their employment agreement. These options were valued at $4,940 and were charged to officer's compensation during the three months ended March 31, 2004.

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                         September 30, 2004 (Unaudited)

During the nine months ended September 30, 2004, the Company issued 1,312,094 shares of its common stock to Fusion Capital under the Stock Purchase Agreement (see Note 6) for proceeds of $90,000 ranging from $0.051 to $0.093 per share. The shares were issued under the Company's SB-2 registration that became effective on July 16, 2003.

In April 2004, the Company issued 1,000,000 shares of the Company's common stock for $45,000 or $0.045 per share in a private placement intended to be exempt from registration under section 4(2) and or Regulation D of the Securities Act of 1933. Shares are generally sold at a 20% discount to closing prices based on an average prior to the sale.

In August 2004, the Company issued 29,114 shares of its common stock to a consultant for payment of accrued expenses. At the time of the grant, the shares were valued at $1,830 and were charged against accounts payable.

Stock Issuance Costs
--------------------

The Company capitalizes direct and incremental costs associated with raising cash from the issuance of equity capital, and such costs will be reported as a reduction to the proceeds received in the event the offering is successful. In the event the stock offering is unsuccessful, such costs will be expensed at the time known to management. Stock issuance costs are reported as a reduction of stockholders' deficit in the accompanying financial statements at September 30, 2004. During the three and nine months ended September 30, 2004, $503 and $4,531, respectively, was amortized due to the purchase of stock under the stock purchase agreement (See Note 6). The balance at September 30, 2004 was $145,484.

Non-Qualified Stock Option Plan
-------------------------------

From time to time, the Company issues non-qualified stock options. These options are generally granted to consultants for past services and are granted to note holders in connection with financing agreements.

In 2000, the Company entered into a consulting agreement with an attorney. Under the terms of the agreement, the Company is to grant the attorney an option to purchase 50,000 common shares every nine months in July and January. The options have an exercise price of 125% of the market price on the day of the grant and expire three years from the date of the grant. During the three months ended March 31, 2004, the Company granted the attorney the option to purchase 50,000 shares of the Company's common stock. The Company valued these options using the fair value method and recorded legal expense of $350 based on the Black-Scholes option pricing model with the following assumptions:

                  Risk-free interest rate                      3.25%
                   Expected life                               3 years
                   Expected volatility                         15%
                   Dividend yield                              0%

During the three months ended September 30, 2004, the Company granted the attorney the option to purchase 50,000 shares of the Company's common stock. The Company valued these options using the fair value method and recorded legal expense of $0 based on the Black-Scholes option pricing model with the following assumptions:

                  Risk-free interest rate                      3.25%
                   Expected life                               3 years
                   Expected volatility                         6%
                   Dividend yield                              0%

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                         September 30, 2004 (Unaudited)

Common stock purchase options and warrants consisted of the following during the three months ended September 30, 2004:


                                                                              Exercise
                                                              Options           Price
                                                          ---------------  -----------------
Outstanding and exercisable, December 31, 2003                 1,012,500   $0.05 to $0.45
     Granted                                                     300,000   $0.05 to $0.16
     Exercised                                                         -          -
     Expired                                                           -          -
                                                          ---------------
Outstanding and exercisable, Sept. 30, 2004                    1,312,500
                                                          ===============

NOTE 6 - FUSION CAPITAL TRANSACTION

On April 22, 2003, the Company entered into a common stock purchase agreement with Fusion Capital pursuant to which Fusion Capital agreed to purchase on each trading day during the term of the agreement $10,000 of the Company's common stock up to an aggregate of $6.0 million. The $6.0 million of common stock is to be purchased over a 30-month period, subject to a six-month extension or earlier termination at the Company's discretion. The purchase price of the shares of common stock will be equal to a price based upon the future market price of the common stock without any fixed discount to the market price. Fusion Capital does not have the right or the obligation to purchase shares of the Company's common stock in the event that the price of its common stock is less than $0.05 per share.

The Company has authorized the sale and issuance of 20,000,000 shares of its common stock to Fusion Capital under the common stock purchase agreement. The Company filed a registration statement on Form SB-2 to register the underlying securities on May 15, 2003. The registration statement became effective on July 16, 2003.

Under the terms of the common stock purchase agreement, Fusion Capital received 1,678,022 shares of the Company's common stock as a commitment fee, valued at $151,022. The value of these shares has been recorded as stock offering fees. In addition, at such time as Fusion Capital has purchased $3,000,000 of the Company's common stock under the common stock purchase agreement, the Company will issue to Fusion Capital an additional 1,978,022 shares of common stock as an additional commitment fee. This commitment fee will be recorded when the contingencies are removed and the fee is earned. Unless an event of default occurs, these shares must be held by Fusion Capital until 30 months from the date of the common stock purchase agreement or the date the common stock purchase agreement is terminated. Under the common stock purchase agreement, on each trading day Fusion Capital is obligated to purchase a specified dollar amount of the Company's common stock. Subject to the Company's right to suspend these purchases at any time, and its right to terminate the agreement with Fusion Capital at any time Fusion Capital shall purchase on each trading day during the term of the agreement $10,000 of the Company's common stock. The Company may decrease this daily purchase amount at any time. The Company also has the right to increase the daily purchase amount at any time; provided however, it may not increase the daily purchase amount above $10,000 unless its stock price is above $.30 per share for five consecutive trading days.

In September and October 2003, Fusion Capital purchased 371,438 shares of the Company's common stock for $20,000 as part of this agreement. In addition, Fusion loaned the Company $30,000 during the year ended December 31, 2003 and an additional $30,000 during the nine ended September 30, 2004, for a total of $60,000 against future purchases of shares under the Stock Purchase Agreement.

During the nine months ended September 30, 2004, Fusion Capital purchased 1,312,094 shares of the Company's common stock for $90,000 as part of this agreement, (see Note 5).

                         TECHNOLOGY VISIONS GROUP, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                         September 30, 2004 (Unaudited)

NOTE 8 - SUBSEQUENT EVENTS

In October 2004, the Company issued 9,121,980 shares to two officers for payment of $456,098 in accrued salaries. In addition the two officers were issued 55,000 shares each of Series A Convertible Preferred Stock in payment of $233,750 each in accrued salaries.

In October 2004, the Company issued to its legal counsel 600,000 shares of its Common Stock in payment of $30,000 in legal fees.

In October 2004, Fusion Capital loaned the Company an additional $20,000. On November 10, 2004, Fusion Capital purchased 1,400,000 shares of the Company's common stock for $70,000 against the loans made to the Company.

In November 2004, a former officer of the Company signed an agreement with the Company whereby he agreed to forfeit any accrued salaries. As a result of this agreement the Company wrote-off and recognized a gain of $119,950 from the reduction of debt.

                                  ATTACHMENT 5

                      DISSENTERS RIGHTS UNDER DELAWARE LAW

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

         SECTION 262. APPRAISAL RIGHTS.

         Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

         Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

         Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

         Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

         Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

         Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

         Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

         In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

         Appraisal rights shall be perfected as follows:

         If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

         If the merger or consolidation was approved pursuant to Section 228 or
Section 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

         Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

         The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                  ATTACHMENT 6

                         PRO FORMA FINANCIAL STATEMENTS




                         TECHNOLOGY VISIONS GROUP, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (UNAUDITED)

The following Unaudited Pro Forma Statement of operations has been derived from the audited financial statements of Technology Visions Group, Inc., a Delaware Corporation for the period ended December 31, 2003 and the audited financial statements of Sutura, Inc., a Delaware Corporation for the period ended December 31, 2003. The Pro Forma Statements of Operations reflects the acquisition of Sutura Inc by Technology Visions Group (a reporting company) on or before March 15, 2005 in an acquisition using reverse acquisition method of accounting and assumes that such acquisition was consummated as of January 1, 2003.

The Pro Forma Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of Technology Visions Group, the Financial Statements of Sutura, Inc. and the Notes to the financial statements. The Pro Forma Statements do not purport to represent what the Company's results of operations and financial conditions would actually have been if the acquisition o accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.

                                       TVGR            Sutura        Pro Forma      Pro Forma
                                   (Historical)     (Historical)     Adjustment      Combined
                                  --------------   --------------   ------------  --------------
Net Revenue                       $           0    $     197,941    $        --   $     197,941

Cost of revenue                               0          649,063             --         649,063
                                  --------------   --------------   ------------  --------------

Gross profit                                  0         (451,122)            --        (451,122)

Operating expenses                      662,394        4,999,737             --       5,662,131
                                  --------------   --------------   ------------  --------------

Loss from operations                   (662,394)      (5,450,859)            --      (6,113,253)

Non-operating income (Expenses)         (57,800)        (619,547)            --        (677,347)
                                  --------------   --------------   ------------  --------------

NET LOSS                          $    (720,194)   $  (6,070,406)   $        --   $  (6,790,600)
                                  ==============   ==============   ============  ==============

EARNINGS PER SHARE

   Weighted average number of
   shares outstanding                13,301,992      252,737,848                    266,039,840
                                  ==============   ==============                 --------------

   Loss per share                 $       (0.05)   $       (0.02)                 $       (0.03)
                                  ==============   ==============                 ==============

NOTES:

(1) Loss per share data shown above are fully diluted shares including all options and warrants.

(2)      All shares are post reverse split of twelve to one before the merger.

(3) Totals include 30,835,000 million options and shares issuable to the Whitebox group upon conversion of their notes and exercise of their warrants after the merger.

(4) Weighted-average number of shares outstanding for the combined entity includes all share issued before the acquisition as if outstanding as of January 1, 2003.

(5) Weighted average number of shares outstanding for combined entity includes 223,444,598 shares of TVGR outstanding shares issued to the shareholders of Sutura pursuant to the merger agreement


                                      6-1

                         TECHNOLOGY VISIONS GROUP, INC.
                   PRO FORMA STATEMENT OF FINANCIAL CONDITIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (UNAUDITED)

The following unaudited Pro Forma Statement of financial conditions has been derived from the audited financial statements of Technology Visions Group. as of December 31, 2003 and the audited financial statements of Sutura, Inc. as of December 31, 2003

                                                           TVGR          Sutura                        Pro Forma         Pro Forma
                                                       (Historical)   (Historical)    Investment       Adjustment         Combined
                                                      -------------  -------------  -------------    -------------     -------------
                  ASSETS
Current Assets                                        $      2,589   $     51,285   $         --     $         --      $     53,874

Property & equipment, net                                    8,065        955,572             --               --           963,637

Investment - acquisition of subsidiary                          --             --      9,921,000 (2)   (9,921,000)(4)         --

                                                      -------------  -------------  -------------    -------------     -------------
TOTAL ASSETS                                          $     10,654   $  1,006,857   $  9,921,000     $ (9,921,000)     $  1,017,511
                                                      =============  =============  =============    =============     =============

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities                                   $  3,343,084   $ 12,031,793   $         --     $         --      $ 15,374,877

Stockholders' equity;

  Common stock                                              13,302          1,835        252,737 (2)       (1,835)(1)       317,171

  Additional paid in capital                            14,875,504     28,489,185      9,668,263 (2)  (28,140,401)(4)    24,841,419

  Retained earnings (deficit)                          (18,221,236)   (39,515,956)            --       18,221,236 (3)   (39,515,956)
                                                      -------------  -------------  -------------    -------------     -------------

     Total stockholders' equity (deficit)               (3,332,430)   (11,024,936)     9,921,000       (9,921,000)      (14,357,366)
                                                      -------------  -------------  -------------    -------------     -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)  $     10,654   $  1,006,857   $  9,921,000     $ (9,921,000)     $  1,017,511
                                                      =============  =============  =============    =============     =============

NOTES;

(1) Elimination of Common stock of Suturaa before the acquisition 95% of (1411223 * .0074)

(2) Issuance of shares of common stock to shareholder of Sutura 252737484 * 0,001

(3) Elimination of pre-acquisition retained earnings of TVGR

(4) Elimination of investment in subsidiary on consolidation

                                      6-2

                         TECHNOLOGY VISIONS GROUP, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                                   (UNAUDITED)

The following Unaudited Pro Forma Statement of operations has been derived from the unaudited financial statements of Technology Visions Group, Inc., a Delaware Corporation for the period ended September 30, 2004 and the unaudited financial statements of Sutura, Inc., a Delaware Corporation for the period ended September 30, 2004. The Pro Forma Statements of Operations reflects the acquisition of Sutura Inc by Technology Visions Group (a reporting company) on or before March 15, 2005 in a acquisition using reverse acquisition method of accounting and assumes that such acquisition was consummated as of January 1, 2004.

The Pro Forma Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of Technology Visions Group, the Financial Statements of Sutura, Inc. and the Notes to the financial statements. The Pro Forma Statements do not purport to represent what the Company's results of operations and financial conditions would actually have been if the acquisit accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.

                                          TVGR               Sutura             Pro Forma             Pro Forma
                                      (Historical)        (Historical)          Adjustment            Combined
                                     --------------      --------------      ----------------      --------------
Net Revenue                          $           0       $      27,237       $            --       $      27,237

Cost of revenue                                  0             355,341                    --             355,341
                                     --------------      --------------      ----------------      --------------

Gross profit                                     0            (328,104)                   --            (328,104)

Operating expenses                         366,603           3,694,589                    --           4,061,192
                                     --------------      --------------      ----------------      --------------

Loss from operations                      (366,603)         (4,022,693)                   --          (4,389,296)

Non-operating income (Expenses)            (96,810)             16,465                    --             (80,345)
                                     --------------      --------------      ----------------      --------------

NET LOSS                             $    (463,413)      $  (4,006,228)      $            --       $  (4,469,641)
                                     ==============      ==============      ================      ==============

EARNINGS PER SHARE

   Weighted average number of
   shares outstanding                   13,301,992         252,737,848                               266,039,840
                                     ==============      ==============                            ==============

   Loss per share                    $       (0.03)      $       (0.02)                            $       (0.02)
                                     ==============      ==============                            ==============

NOTES:

(1) Loss per share data shown above are fully diluted shares including all options and warrants.

(2)      All shares are post reverse split of twelve to one before the merger.

(3) Totals include 30,835,000 million options and shares issuable to the Whitebox group upon conversion of their notes and exercise of their warrants after the merger.

(4) Weighted-average number of shares outstanding for the combined entity includes all shares issued before the acquisition as if outstanding as of January 1, 2004.

(5) Weighted average number of shares outstanding for combined entity includes 223,444,598 shares of TVGR outstanding shares issued to the shareholders of Sutura pursuant to the merger agreement.


                                      6-3

                         TECHNOLOGY VISIONS GROUP, INC.
                   PRO FORMA STATEMENT OF FINANCIAL CONDITIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                                   (UNAUDITED)

The following unaudited Pro Forma Statement of financial conditions has been derived from the unaudited financial statements of Technology Visions Group, Inc. as of September 30, 2004 and the unaudited financial statements of Sutura, Inc. as of September 30, 2004

                                                           TVGR          Sutura                       Pro Forma         Pro Forma
                                                       (Historical)   (Historical)    Investment     Adjustment         Combined
                                                      -------------  -------------  -------------   -------------     -------------
                       ASSETS
Current Assets                                        $      3,636   $  3,235,804   $         --    $         --      $  3,239,440

Property & equipment, net                                    7,892        578,618             --              --           586,510

Investment - acquisition of subsidiary                          --              0      9,921,000      (9,921,000)                0
                                                      -------------  -------------  -------------   -------------     -------------
TOTAL ASSETS                                          $     11,528   $  3,814,422   $  9,921,000    $ (9,921,000)     $  3,825,950
                                                      =============  =============  =============   =============     =============

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities                                   $  3,613,626   $ 10,129,316   $         --    $         --      $ 13,742,942

Stockholders' equity;

  Common stock                                              13,302          1,846        252,737 (2)      (1,846)(1)       266,039

  Additional paid in capital                            15,064,718     37,495,410      9,668,163 (2) (28,599,276)(4)    33,629,119

  Deferred compensation                                         --       (289,967)            --              --          (289,967)

  Retained earnings (deficit)                          (18,680,118)   (43,522,183)            --      18,680,118 (3)   (43,522,183)
                                                      -------------  -------------  -------------   -------------     -------------

     Total stockholders' equity (deficit)               (3,602,098)    (6,314,894)     9,921,000      (9,921,000)       (9,916,982)
                                                      -------------  -------------  -------------   -------------     -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)  $     11,528   $  3,814,422   $  9,921,000    $ (9,921,000)     $  3,825,960
                                                      =============  =============  =============   =============     =============


NOTES;

(1) Elimination of Common stock of Sutura before the acquisition    95% of (1411223 * .0074)

(2) Issuance of shares of common stock to shareholder of Sutura at 0,001 per share

(3) Elimination of pre-acquisition retained earnings of TVGR

(4) Elimination of investment in subsidiary on consolidation



                                      6-4